UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

AMPLIPHI BIOSCIENCES CORPORATION

(Exact name of Registrant as specified in its charter)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:
Common Stock, par value $0.01 per share, of AmpliPhi Biosciences Corporation (“AmpliPhi”).

(2)
Aggregate number of securities to which transaction applies:
78,057,823 shares of the common stock of AmpliPhi to be issued pursuant to that Agreement and Plan of Merger and Reorganization, or Merger Agreement, dated as of January 3, 2019, as amended on March 25, 2019, by and among AmpliPhi, Ceres Merger Sub, Inc. and C3J Therapeutics, Inc. (“C3J”), assuming an exchange ratio determined based on information as to equity ownership as of March 21, 2019 and other assumptions discussed in this proxy statement and, prior to the closing of a contemplated financing, AmpliPhi’s securityholders immediately prior to the Merger owning approximately 30% of the aggregate number of shares of AmpliPhi common stock and the former C3J securityholders owning approximately 70% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money-warrants).

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
Calculated solely for the purpose of determining the filing fee. The maximum aggregate value was determined based upon the product of (i) 78,057,823 shares of AmpliPhi’s common stock (determined before applying any adjustments for the reverse split contemplated by the Merger Agreement and including shares to be issued in exchange for options to purchase C3J common stock and C3J restricted stock awards) and (ii) $0.32 per share (value of one share of common stock of AmpliPhi, based on the average of high and low prices of AmpliPhi’s common stock as reported on the NYSE American on March 21, 2019). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by multiplying the amount calculated in the preceding sentence by 0.0001212

(4)
Proposed maximum aggregate value of transaction:
$24,978,503.36

(5)
Total fee paid:
$3,027.39

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

To the Shareholders of AmpliPhi Biosciences Corporation:
You are cordially invited to attend a special meeting of the shareholders of AmpliPhi Biosciences Corporation, a Washington corporation, which we refer to as “we”, “AmpliPhi”, or the “Company”, which will be held at 8:30 a.m., local time, on May 8, 2019, at Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121, unless postponed or adjourned to a later date. This is an important meeting that affects your investment in AmpliPhi.
On January 3, 2019, AmpliPhi and C3J Therapeutics, Inc. (“C3J”) entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”), pursuant to which Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi, will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi, and AmpliPhi common stock will be issued to the former C3J shareholders at the effective time of such merger (the “Merger”). Immediately following the Merger, we anticipate that the securityholders of AmpliPhi as of immediately prior to the Merger will own approximately 30% of the aggregate number of shares of AmpliPhi common stock and the former C3J shareholders will own approximately 70% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money-warrants, and determined before accounting for the financing transaction discussed below). The Merger has been unanimously approved by the boards of directors of both companies and is expected to close in May 2019, subject to approval of AmpliPhi’s shareholders as well as other customary conditions.
On February 5, 2019, AmpliPhi and C3J entered into share purchase agreements with certain shareholders of C3J (the “Investors”), pursuant to which AmpliPhi will sell, and the Investors have agreed to buy, in a private placement, shares of AmpliPhi common stock immediately following the effective time of the Merger, having an aggregate purchase price of  $10.0 million (the “Financing”). The AmpliPhi shares of common stock to be issued in the Financing will be sold at a price per share equal to $40.0 million divided by the total number of shares of AmpliPhi’s common stock outstanding on a fully diluted, as-converted basis, excluding out-of-the-money options, out-of-the-money warrants, shares reserved for issuance under equity incentive plans that are not subject to outstanding awards, and shares issuable in the Financing. Immediately following the closing of the Merger and the Financing, the former C3J securityholders (including the Investors) are expected to own approximately 76% of the aggregate number of shares of AmpliPhi common stock (of which approximately 20% will be represented by the shares issued in the Financing to the Investors) and the securityholders of AmpliPhi as of immediately prior to the Merger are expected to own approximately 24% of the aggregate number of shares of AmpliPhi common stock (on a fully diluted basis but using the treasury stock method and in each case excluding out-of-the-money options and out-of-the-money-warrants). Additionally, given that the calculation of the price of the shares of AmpliPhi common stock to be sold in the Financing is tied to the number of shares outstanding immediately following the effective time of the Merger, the price per share of common stock sold in the Financing could be a discount to the closing price of our common stock as reported on the NYSE American on the execution date of the share purchase agreements for the Financing, February 5, 2019.
At the effective time of the Merger, the officers of AmpliPhi will include Todd R. Patrick, the current chief executive officer of C3J, who will become the chief executive officer of AmpliPhi, replacing Paul C. Grint, M.D., in such capacity, Brian Varnum, Ph.D., the chief development officer of C3J, who will become the president and chief development officer of AmpliPhi, Steve R. Martin, the current chief financial officer of AmpliPhi, who will retain his position as chief financial officer, and Duane Morris, the vice president, operations of C3J, who will become the vice president, operations of AmpliPhi. In addition, each of Louis Drapeau, Paul C. Grint, M.D., Wendy S. Johnson and Vijay Samant will resign from AmpliPhi’s board of directors effective upon the effective time of the Merger, and the designees of C3J pursuant to the

Merger Agreement, Richard Bastiani, Ph.D., Richard Bear, H. Stewart Parker, Todd R. Patrick and Joseph M. Patti, Ph.D. will be appointed to fill the vacancies created by the resignations of the current AmpliPhi directors listed above. Following the Merger, the headquarters of AmpliPhi will be located in Marina del Rey, at C3J’s current headquarters.
Shares of AmpliPhi common stock are currently listed on the NYSE American under the symbol “APHB.” Prior to consummation of the Merger, AmpliPhi intends to file an initial listing application with the NYSE American pursuant to NYSE American “change of control” rules. After completion of the Merger, AmpliPhi will be renamed “Armata Pharmaceuticals, Inc.” and expects to trade on the NYSE American under the symbol “ARMP.”
AmpliPhi is holding a special meeting of shareholders (the “Special Meeting”) for the following purposes, as more fully described in the accompanying proxy statement:
1.
To approve the consummation of a Business Combination (as defined in AmpliPhi’s amended and restated articles of incorporation) pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement;

2.
To approve the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10,000,000 immediately following the effective time of the Merger in a private placement financing transaction, as described in this proxy statement (the “Financing”);

3.
To approve an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the “Reverse Split”) at a ratio in the range of between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors and with such Reverse Split to be effected prior to the effective time of the Merger;

4.
To approve an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares (without giving effect to the Reverse Split) (the “EIP Amendment”);

5.
To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 described above at the time of the Special Meeting; and

6.
To transact any other business that may be properly brought before the meeting or any continuation, adjournment or postponement thereof.

After careful consideration, AmpliPhi’s board of directors has determined that the Merger is fair to, and in the best interests of, AmpliPhi and its shareholders, has approved the Merger Agreement, the Merger, the issuance of shares of AmpliPhi common stock to C3J’s shareholders pursuant to the terms of the Merger Agreement and to certain C3J shareholders pursuant to the Financing, the amendment to AmpliPhi’s articles of incorporation to implement the Reverse Split, the EIP Amendment, and the other actions contemplated by the Merger Agreement, and has determined to recommend that the AmpliPhi shareholders vote to approve each of the proposals set forth in this proxy statement. Accordingly, AmpliPhi’s board of directors unanimously recommends that the AmpliPhi shareholders vote FOR each of the Proposal Nos. 1 through 4 described above; and FOR the authorization to adjourn the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 described above at the time of the Special Meeting.
Your vote is very important, regardless of the number of shares you own.   Whether or not you expect to attend the Special Meeting in person, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage paid envelope to ensure that your shares will be represented and voted at the Special Meeting.
More information about AmpliPhi, C3J and the proposed transactions is contained in this proxy statement. AmpliPhi urges you to read the accompanying proxy statement carefully and in its entirety. IN PARTICULAR, YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” BEGINNING ON PAGE 24.

AmpliPhi is excited about the opportunities the Merger brings to its shareholders, and thanks you for your consideration and continued support.
Sincerely,

Jeremy Curnock Cook
Chairman of the Board of Directors
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Merger or the Financing described in this proxy statement or the AmpliPhi common stock to be issued in connection with the Merger or the Financing or passed upon the adequacy or accuracy of this proxy statement. Any representation to the contrary is a criminal offense.
The accompanying proxy statement is dated [•], 2019, and is first being mailed to AmpliPhi shareholders on or about [•], 2019.

PRELIMINARY PROXY STATEMENT, SUBJECT TO COMPLETION

AMPLIPHI BIOSCIENCES CORPORATION

3579 Valley Centre Drive, Suite 100
San Diego, California 92130
(858) 829-0829
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 8, 2019
Dear Shareholders of AmpliPhi Biosciences Corporation:
You are cordially invited to attend the Special Meeting (the “Special Meeting”) of the shareholders of AmpliPhi Biosciences Corporation (“AmpliPhi”) to be held at 8:30 a.m., local time, on May 8, 2019, at Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121, for the following purposes:
1.
To approve the consummation of a Business Combination (as defined in AmpliPhi’s amended and restated articles of incorporation) pursuant to the merger of Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi, with and into C3J Therapeutics, Inc. (“C3J”), with C3J surviving as a wholly owned subsidiary of AmpliPhi (the “Merger”), and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by that certain Agreement and Plan of Merger and Reorganization, dated January 3, 2019, by and among AmpliPhi, Ceres Merger Sub, Inc. and C3J, as amended on March 25, 2019 (the “Merger Agreement”);

2.
To approve the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the closing of the Merger in a private placement financing transaction, as described in this proxy statement (the “Financing”);

3.
To approve an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the “Reverse Split”) at a ratio in the range of between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors and with such Reverse Split to be effected prior to the effective time of the Merger;

4.
To approve an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares (without giving effect to the Reverse Split) (the “EIP Amendment”);

5.
To authorize the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 described above at the time of the Special Meeting; and

6.
To transact any other business that may be properly brought before the Special Meeting or any continuation, adjournment or postponement thereof.

The board of directors of AmpliPhi has fixed March 21, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of AmpliPhi common stock at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, AmpliPhi had 32,774,690 shares of common stock outstanding and entitled to vote.
Your vote is important. The affirmative vote of at least 51% of the outstanding shares of AmpliPhi common stock on the record date for the Special Meeting is required for approval of Proposal No. 1. The affirmative vote of a majority of the outstanding shares of AmpliPhi common stock on the record date for the Special Meeting is required for approval of Proposal No. 3. The affirmative vote of the majority of votes properly cast on Proposal Nos. 2, 4 and 5 is required for approval of Proposal Nos. 2, 4 and 5. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Alliance Advisors, LLC, at 1-844-670-2134.
i

Even if you plan to attend the Special Meeting in person, AmpliPhi requests that you sign and return the enclosed proxy card or grant your proxy by telephone or through the Internet to ensure that your shares will be represented at the Special Meeting if you are unable to attend.
By Order of the Board of Directors of
AmpliPhi Biosciences Corporation,

Jeremy Curnock Cook
Chairman of the Board of Directors
San Diego, California
[•], 2019
THE AMPLIPHI BOARD OF DIRECTORS HAS DETERMINED AND BELIEVES THAT EACH OF THE PROPOSALS OUTLINED ABOVE IS ADVISABLE TO, AND IN THE BEST INTERESTS OF, AMPLIPHI AND ITS SHAREHOLDERS AND HAS APPROVED EACH SUCH PROPOSAL. THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT AMPLIPHI SHAREHOLDERS VOTE “FOR” EACH SUCH PROPOSAL.

REFERENCES TO ADDITIONAL INFORMATION
This proxy statement incorporates important business and financial information about AmpliPhi that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (the “SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Chief Financial Officer of AmpliPhi Biosciences Corporation, 3579 Valley Centre Drive, Suite 100, San Diego, California 92130, or by calling (858) 829-0829.
You may also request information from Alliance Advisors, LLC, AmpliPhi’s proxy solicitor, at the following address and telephone number:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
Toll Free: 1-844-670-2134
To facilitate timely delivery of these documents, any request should be made no later than April 29, 2019 to receive them before the Special Meeting.
For additional details about where you can find information about AmpliPhi, please see the section entitled “Where You Can Find More Information” in this proxy statement.
ABOUT THIS DOCUMENT
AmpliPhi Biosciences Corporation, which we refer to herein as the “Company,” “AmpliPhi,” “we,” “our,” or “us,” is providing these proxy materials in connection with the solicitation by our board of directors of proxies to be voted at our Special Meeting of our shareholders to be held on May 8, 2019, commencing at 8:30 a.m., local time, at Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121, or at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card will be mailed to each shareholder entitled to notice of, and to vote at, the Special Meeting of shareholders commencing on or about [•], 2019.
You are cautioned not to rely on any information other than the information contained in or incorporated by reference into this proxy statement. No one has been authorized to provide you with information that is different from that contained in or incorporated by reference into this proxy statement. This proxy statement is dated [•], 2019. You should not assume that the information contained in this proxy statement is accurate as of any other date, nor should you assume that the information incorporated by reference into this proxy statement is accurate as of any date other than the date of such incorporated document. The mailing of this proxy statement to our shareholders will not create any implication to the contrary.
Except where specifically noted, the following information and all other information contained in this proxy statement does not give effect to a Reverse Split described in Proposal No. 3, beginning on page 107 of this proxy statement.
This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction in which or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER
The following section provides answers to frequently asked questions about the Merger and other matters relating to the Special Meeting. This section, however, provides only summary information. For a more complete response to these questions and for additional information, please refer to the cross-referenced sections. AmpliPhi urges its shareholders to read this document in its entirety prior to making any decision.
What is the Merger?
AmpliPhi Biosciences Corporation (“AmpliPhi”) and C3J Therapeutics, Inc. (“C3J”) have entered into an Agreement and Plan of Merger and Reorganization, dated as of January 3, 2019, as amended on March 25, 2019 (the “Merger Agreement”). The Merger Agreement contains the terms and conditions of the proposed business combination of AmpliPhi and C3J. Under the Merger Agreement, Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi (the “Merger Sub”), will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi (the “Merger”).
At the effective time of the Merger, we anticipate that each share of C3J common stock outstanding immediately prior to the effective time of the Merger (excluding certain shares to be canceled pursuant to the Merger Agreement, and shares held by shareholders who have exercised and perfected dissenters’ rights as more fully described under “The Merger — Dissenters’ Rights” below) will be converted into the right to receive approximately 0.6892 shares of AmpliPhi common stock, subject to adjustment to account for a Reverse Split of AmpliPhi common stock, at a Reverse Split ratio of between 1-for-3 and 1-for-20, inclusive, to be determined by AmpliPhi’s board of directors and to be implemented prior to the consummation of the Merger. Unless the context requires otherwise, when we refer to the “Merger” or the “Business Combination” in this proxy statement, we are referring to the merger of Ceres Merger Sub, Inc. with and into C3J with C3J surviving as a wholly owned subsidiary of AmpliPhi, together with the issuance of AmpliPhi common stock to the former C3J shareholders at the effective time of such merger. As a result of the Merger, immediately following the Merger, the former C3J securityholders will own approximately 70% of the aggregate number of shares of AmpliPhi common stock and the securityholders of AmpliPhi as of immediately prior to the Merger will own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case, on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money-warrants, and determined before accounting for the Financing discussed below). After the completion of the Merger, AmpliPhi will change its corporate name to “Armata Pharmaceuticals, Inc.”
For a more complete description of the Merger, please see the section entitled “The Merger Agreement” in this proxy statement.
What will happen to AmpliPhi if, for any reason, the Merger does not close?
If, for any reason, the Merger does not close, the AmpliPhi board of directors may, following the termination of the Merger Agreement, elect to, among other things, attempt to complete another strategic transaction like the Merger, attempt to sell or otherwise dispose of the various assets of AmpliPhi or continue to operate the business of AmpliPhi. If AmpliPhi decides to dissolve and liquidate its assets, AmpliPhi would be required to pay all of its contractual obligations, and to set aside certain reserves for potential future claims, and there can be no assurances as to the amount or timing of available cash left to distribute to shareholders after paying the obligations of AmpliPhi and setting aside funds for reserves.
Why are the two companies proposing to merge?
AmpliPhi and C3J believe that the Merger will result in a combined company that will lead the development of innovative natural and synthetic bacteriophage therapies for patients with antibiotic-resistant infections.
AmpliPhi’s board of directors considered a number of factors that supported its decision to approve the Merger Agreement. In the course of its deliberations, AmpliPhi’s board of directors also considered a variety of risks and other countervailing factors related to entering into the Merger Agreement.

For a discussion of AmpliPhi’s reasons for the Merger, please see the section entitled “The Merger — Reasons for the Merger.”
Why am I receiving these materials?
You are receiving these proxy materials because you have been identified as a shareholder of AmpliPhi as of the record date, and you are entitled to vote at the Special Meeting to approve the matters described in this proxy statement. This proxy statement contains important information about the proposed Merger, Financing, Reverse Split, EIP Amendment and the Special Meeting and you should read it carefully and in its entirety. The enclosed voting materials allow you to authorize a proxy to vote your shares of AmpliPhi common stock without attending the Special Meeting. As promptly as practicable, please complete, sign, date and mail your proxy card in the pre-addressed postage-paid envelope provided or call the toll-free telephone number listed on your proxy card or access the Internet Web site described in the instructions on the enclosed proxy card.
What am I voting on?
There are five matters scheduled for a vote at the Special Meeting:
1.
The approval of the consummation of the Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement;

2.
The approval of the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the effective time of the Merger in the Financing;

3.
The approval of an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a reverse split of AmpliPhi’s outstanding common stock (the “Reverse Split”) at a ratio in the range of between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors and with such Reverse Split to be effected prior to the effective time of the Merger;

4.
The approval of an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares (without giving effect to the Reverse Split) (the “EIP Amendment”); and

5.
The authorization of the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 described above at the time of the Special Meeting.

What is required to consummate the Merger?
To consummate the Merger, Proposal Nos. 1, 2 and 3 must be approved at the Special Meeting, or at any permitted adjournment thereof, by the requisite holders of AmpliPhi common stock on the record date for the Special Meeting. The Financing will not occur if Proposal No. 1 is not approved by AmpliPhi’s shareholders.
In addition to the requirement of obtaining such shareholder approvals, each of the other closing conditions set forth in the Merger Agreement must be satisfied or waived.
For a more complete description of the closing conditions under the Merger Agreement, we urge you to read the section entitled “The Merger Agreement — Conditions to the Completion of the Merger” in this proxy statement.
Are there any federal or state regulatory requirements that must be complied with or federal or state regulatory approvals or clearances that must be obtained in connection with the Merger and the Financing?
Neither AmpliPhi nor C3J is required to make any filings or obtain any approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Merger or the Financing. In the United States, AmpliPhi must comply with applicable federal and state securities laws and NYSE American rules and regulations in connection with the issuance of the shares in connection with the Merger and the Financing, including the filing with the SEC of this proxy statement. Prior to consummation of the Merger, AmpliPhi intends to file an initial listing application with the NYSE American pursuant to the NYSE American’s “change of control” rules and to effect the initial listing of AmpliPhi’s common stock issuable in connection with the Merger and the Financing or upon exercise of C3J’s outstanding stock options or warrants that will be assumed by AmpliPhi in connection with the Merger.
What will C3J shareholders, warrantholders and optionholders receive in the Merger?
As a result of the Merger, C3J shareholders will become entitled to receive shares of AmpliPhi common stock in exchange for shares of C3J common stock in an amount to be calculated by the application of an exchange ratio formula (the “Exchange Ratio”) in the Merger Agreement.
Under the Exchange Ratio described in the Merger Agreement, immediately following the Merger (but without giving effect to the Financing), the former C3J securityholders are expected to own approximately 70% of the aggregate number of shares of AmpliPhi common stock and the securityholders of AmpliPhi as of immediately prior to the Merger are expected to own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money-warrants). The Exchange Ratio is based on a $28.0 million valuation of C3J and a $12.0 million valuation for AmpliPhi, a 70% premium to the 30-day volume-weighted average share price of AmpliPhi on the date of the Merger Agreement. The approximate post-closing ownership percentages in this paragraph were calculated without giving effect to the Financing.
For a more complete description of what C3J shareholders, warrantholders and optionholders will receive in the Merger, please see the sections entitled “Market Price and Dividend Information” and “The Merger Agreement — Merger Consideration” in this proxy statement.
Will holders of the AmpliPhi common shares issued in the Merger and the Financing be able to sell those shares without restriction?
The shares of AmpliPhi common stock issued as consideration in the Merger or in connection with the Financing will be issued in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act, and Regulation D promulgated thereunder and may not be offered or sold by the holders of those shares absent registration or an applicable exemption from registration requirements. As a general matter, holders of such shares will not be able to transfer any of their shares until at least six (6) months after receiving shares of AmpliPhi common stock, which is when the shares would first be eligible to be sold under Rule 144 promulgated under the Securities Act, assuming the conditions thereof are otherwise satisfied. In connection with the Financing, AmpliPhi has agreed to register for resale on Form S-3 (or on Form S-1 if AmpliPhi is not eligible to use Form S-3 at the time of the proposed filing of the registration statement) the AmpliPhi shares of common stock issued to the C3J investors in the Financing. However, even when the shares issued in the Financing are registered for resale, such shares may be subject to lock-up agreements that restrict the sale of those shares, as described in the following paragraph.
Certain shareholders of C3J, including all of the shareholders of C3J that will be purchasing shares in the Financing, and each director and executive officer of C3J, have agreed to certain transfer restrictions on the shares of common stock to be issued to them in the Merger and, if applicable, the Financing, for a period of 180 days following the effective time of the Merger. See the section entitled “Agreements Related to the Merger — Lock-Up Agreements” in this proxy statement for more detail.
Who will be the directors of AmpliPhi following the Merger?
At and immediately after the effective time of the Merger, the board of directors of AmpliPhi and its committees is expected to be composed of the individuals set forth in the table below. The directors shall serve until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.

Designee	Director	Age	Position(s)
C3J Designees	Richard Bastiani, Ph.D.	77	Director
	Richard Bear	56	Director
	H. Stewart Parker	63	Director
	Todd R. Patrick	56	Chief Executive Officer and Director
	Joseph M. Patti, Ph.D.	54	Director
AmpliPhi Designees	Jeremy Curnock Cook	69	Director
	Michael S. Perry, D.V.M., Ph.D.	59	Director
Who will be the executive officers of AmpliPhi immediately following the Merger?
Immediately following the Merger, the executive management team of AmpliPhi is expected to be composed as set forth below:
Name	Position with the Combined Company	Current Position
Todd R. Patrick	Chief Executive Officer and Director	President and Chief Executive Officer of C3J
Brian Varnum, Ph.D.	President and Chief Development Officer	Chief Development Officer of C3J
Steve Martin	Chief Financial Officer	Chief Financial Officer of AmpliPhi
Duane Morris	Vice President of Operations	Vice President, Operations of C3J
What are the material U.S. federal income tax consequences of the Merger to me?
Each of AmpliPhi and C3J intends that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, or the Code. However, regardless of whether the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to C3J, AmpliPhi or any AmpliPhi shareholder in his or her capacity as an AmpliPhi shareholder.
As an AmpliPhi shareholder, how does the AmpliPhi board of directors recommend that I vote?
After careful consideration, the AmpliPhi board of directors recommends that AmpliPhi shareholders vote:
•
“FOR” Proposal No. 1 to approve the consummation of a Business Combination pursuant to the Merger and the issuance of shares of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement;

•
“FOR” Proposal No. 2 to approve the issuance of shares of AmpliPhi common stock in the Financing;

•
“FOR” Proposal No. 3 to approve the amendment of the amended and restated articles of incorporation of AmpliPhi to effect a Reverse Split;

•
“FOR” Proposal No. 4 to approve the EIP Amendment; and

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“FOR” Proposal No. 5 to adjourn the Special Meeting in order to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3 and 4 at the time of the Special Meeting.

What risks should I consider in deciding whether to vote in favor of the share issuance, Reverse Split and name change?
You should carefully review the section of this proxy statement entitled “Risk Factors,” which sets forth certain risks and uncertainties related to the Merger, risks and uncertainties to which the combined organization’s business will be subject, risks and uncertainties to which AmpliPhi, as an independent company, is subject and risks and uncertainties to which C3J, as an independent company, is subject.
When do you expect the Merger to be consummated?
We anticipate that the Merger will occur as promptly as practicable after the Special Meeting to be held May 8, 2019 and following satisfaction or waiver of all closing conditions, but we cannot predict the exact timing. For a more complete description of the closing conditions under the Merger Agreement, please see the section entitled “The Merger Agreement — Conditions to the Completion of the Merger” in this proxy statement.
How will the Merger affect stock options and restricted stock awards to acquire C3J common stock?
Upon the effectiveness of the Merger, (a) each C3J stock option to purchase shares of C3J common stock (a “C3J Stock Option”) would be assumed in the Merger and would become options and rights for AmpliPhi’s common stock based on the Exchange Ratio and (b) each restricted stock award with respect to C3J common stock (a “C3J RSA”) that is outstanding immediately prior to the effective time of the Merger will be assumed by AmpliPhi and converted into restricted stock awards with respect to AmpliPhi common stock based on the Exchange Ratio, and AmpliPhi will assume the applicable restricted stock agreements and each such C3J RSA in accordance with its terms. There are no outstanding warrants to purchase C3J common stock.
If effected, how will the Reverse Split and the Merger affect stock options and warrants to acquire AmpliPhi’s common stock and AmpliPhi’s stock option plans?
As of the effective time of the Reverse Split, AmpliPhi will adjust and proportionately decrease the number of shares of AmpliPhi’s common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants to acquire AmpliPhi’s common stock at the Reverse Split ratio approved by our board of directors. All stock options and warrants to acquire shares of AmpliPhi’s common stock that are outstanding immediately prior to the effective time of the Merger will remain outstanding following the effective time of the Merger, with the exception of certain warrants outstanding as of January 18, 2019 exercisable for an aggregate of 274,879 shares of AmpliPhi common stock, which warrants by their terms are required to be purchased by AmpliPhi concurrently with the closing of the Merger for approximately $38,000. In addition, as of the effective time of the Reverse Split, AmpliPhi will adjust and proportionately decrease the total number of shares of AmpliPhi’s common stock that may be the subject of future grants under AmpliPhi’s stock plans at the selected Reverse Split ratio.
What do I need to do now?
AmpliPhi urges you to read this proxy statement carefully, including its annexes, and to consider how the Merger affects you.
If you are a shareholder of record of AmpliPhi, you may provide your proxy instructions in one of two different ways. First, you can mail your signed proxy card in the enclosed return envelope. Second, you may also provide your proxy instructions via telephone or the Internet by following the instructions on your proxy card or instruction form. Please provide your proxy instructions only once, unless you are revoking a previously delivered proxy instruction, and as soon as possible so that your shares can be voted at the Special Meeting of AmpliPhi shareholders. The laws of the State of Washington, under which AmpliPhi is incorporated, permit electronically transmitted proxies, provided that each such proxy contains or is submitted with information from which the inspector of elections can determine that the proxy was authorized by the shareholder.
The telephone and Internet voting procedures below are designed to authenticate shareholders’ identities, to allow shareholders to grant a proxy to vote their shares and to confirm that shareholders’ instructions have been recorded properly. Shareholders granting a proxy to vote via the Internet should understand there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

Whether you hold your shares directly as the shareholder of record or beneficially in “street name”, you may vote your shares by proxy without attending the Special Meeting. Depending on how you hold your shares, you may vote your shares in one of the following ways:
Shareholders of Record: For Shares Registered in Your Name
1.
BY INTERNET: Go to www.envisionreports.com/APHB

2.
BY TOLL-FREE TELEPHONE: Call 1-800-652-8683

3.
BY MAIL: Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

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By telephone or over the Internet. You may vote your shares by telephone or via the Internet by following the instructions provided on your proxy card. If you vote by telephone or via the Internet, you do not need to return a proxy card by mail. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient, reduces the use of natural resources and saves significant postage and processing costs. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.

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By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it in the prepaid envelope. Sign your name exactly as it appears on the proxy card.

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In person at the Special Meeting. You may vote your shares in person at the Special Meeting. Even if you plan to attend the Special Meeting in person, we recommend that you also submit your proxy card or voting instructions or vote by telephone or via the Internet by the applicable deadline so that your vote will be counted if you later decide not to attend the Special Meeting.

Beneficial Shareholders: For Shares Registered in the Name of a Broker or Bank
Most beneficial owners whose stock is held in “street name” receive instructions for granting proxies from their banks, brokers or other agents, rather than using AmpliPhi’s proxy card. If you are a beneficial owner of your shares, you should have received a Voting Instruction Form from the broker or other nominee holding your shares. You should follow the voting instructions provided by your broker or nominee in order to instruct your broker or other nominee on how to vote your shares. The availability of telephone and Internet voting will depend on the voting process of the broker or nominee. Shares held beneficially may be voted in person at the Special Meeting only if you contact the broker or nominee giving you the right to vote the shares and obtain a legal proxy from such broker or nominee.
General Information for All Shares Voted Via the Internet or By Telephone
Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time on May 7, 2019. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the Special Meeting.
Who can vote at the Special Meeting?
If, on the record date, your shares of AmpliPhi common stock are registered directly in your name with the AmpliPhi transfer agent, you are considered to be the shareholder of record with respect to those shares, and the proxy materials and proxy card are being sent directly to you by AmpliPhi. If you are an AmpliPhi shareholder of record, you may attend the Special Meeting of AmpliPhi shareholders and vote your shares in person. Even if you plan to attend the Special Meeting in person, AmpliPhi requests that you sign and return the enclosed proxy to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

If, on the record date, your shares of AmpliPhi common stock are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by your broker or other nominee together with a voting instruction card. As the beneficial owner, you are also invited to attend the Special Meeting of AmpliPhi shareholders. Because a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.
How are votes counted?
Votes will be counted by the inspector of elections appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Under the rules of the NYSE American, abstentions are considered to be votes “cast” and will have the same effect as “Against” votes for each of Proposal Nos. 1, 2, 3, 4 and 5. Broker non-votes will not be counted towards the vote total for any proposal, except Proposal Nos. 1 and 3, for which broker non-votes will have the same effect as “Against” votes.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the New York Stock Exchange to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	To approve the consummation of a Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement.	“For” votes from the holders of at least 51% of the shares outstanding on the record date.	Against	Against
2	To authorize the issuance of AmpliPhi common stock having an aggregate purchase price of $10.0 million in a private placement transaction immediately following the closing of the Merger.	The number of shares that vote “For” the proposal must exceed the number of shares that vote “Against” the proposal.	Against	None
3	To approve an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the “Reverse Split”) at a ratio in the range between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors	“For” votes from the holders of at least a majority of the shares outstanding on the record date.	Against	Against

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
and with such Reverse Split to be effected prior to the effective time of the Merger.
4	To approve an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares available for issuance thereunder by 13,822,963 shares (without giving effect to the Reverse Split) (the “EIP Amendment”).	The number of shares that vote “For” the proposal must exceed the number of shares that vote “Against” the proposal.	Against	None
5	To authorize an adjournment of the Special Meeting if there are not sufficient votes to approve Proposal Nos. 1 through 4 at the time of the Special Meeting.	The number of shares that vote “For” the proposal must exceed the number of shares that vote “Against” the proposal.	Against	None
When and where will the Special Meeting of AmpliPhi shareholders be held?
The Special Meeting of AmpliPhi shareholders will be held at 8:30 a.m., local time, on May 8, 2019 at Cooley LLP, San Diego, California 92121. Subject to space availability, all AmpliPhi shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m., local time.
What happens if I do not return a proxy card or otherwise provide proxy instructions, as applicable?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote by telephone, through the Internet, by completing the enclosed proxy card or in person at the Special Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as Mergers, shareholder proposals, elections of directors (even if not contested), executive compensation (including any advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Proposal No. 1 (approval of the Merger), Proposal No. 2 (approval of the issuance of AmpliPhi common stock in the Financing) and Proposal No. 4 (approval of the EIP Amendment) are non-routine matters, and accordingly your broker or nominee may not vote your shares on such proposals without your instructions. Proposal No. 3 (approval of the Reverse Split) and Proposal No. 5 (authorization to adjourn the Special Meeting in order to solicit additional votes, if necessary) are considered routine matters and accordingly your broker or nominee may vote your shares on such proposals in the absence of any instructions by you. Any resulting broker non-votes will have no effect on any proposals in this proxy statement except Proposal No. 1 and Proposal No. 3, which will have the same effect as against votes. To make sure that your vote is counted, you should instruct your broker to vote your shares, following the procedures provided by your broker.
If you are an AmpliPhi shareholder, the failure to return your proxy card or otherwise provide proxy instructions will reduce the aggregate number of votes required to approve Proposal Nos. 2, 4 and 5, and your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. For AmpliPhi shares that are held in “street name” by your broker, see the below question and answer for information regarding your broker voting your shares.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the approval of the Business Combination contemplated by the Merger Agreement, including the Merger and the issuance of shares of common stock of AmpliPhi at the effective time of the Merger (Proposal No. 1), “For” the approval of the issuance of shares of common stock of AmpliPhi in the Financing (Proposal No. 2), “For” the approval of the amendment to the articles of incorporation of AmpliPhi to effect a Reverse Split of AmpliPhi’s common stock prior to the effective time of the Merger at a ratio of between 1-for-3 and 1-for-20, inclusive, with such specific ratio to be determined by our board of directors (Proposal No. 3), “For” the approval of the EIP Amendment (Proposal No. 4) and “For” the authorization to adjourn the Special Meeting to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1, Proposal No. 2, Proposal No. 3 or Proposal No. 4 on the date of the Special Meeting.
May I change my vote after I have submitted a proxy or provided proxy instructions?
AmpliPhi shareholders of record, other than those AmpliPhi shareholders who are parties to Support Agreements (as defined herein), may change their vote at any time before their proxy is voted at the Special Meeting in one of three ways. First, a shareholder of record of AmpliPhi can send a written notice to the Chief Financial Officer of AmpliPhi stating that it would like to revoke its proxy. Second, a shareholder of record of AmpliPhi can submit new proxy instructions either on a new proxy card or via telephone or the Internet. Third, a shareholder of record of AmpliPhi can attend the Special Meeting and vote in person. Attendance alone will not revoke a proxy. If an AmpliPhi shareholder of record or a shareholder who owns AmpliPhi shares in “street name” has instructed a broker to vote its shares of AmpliPhi common stock, the shareholder must follow directions received from its broker to change those instructions.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Should C3J’s and AmpliPhi’s shareholders send in their stock certificates now?
No. After the Merger is consummated, C3J’s shareholders will receive written instructions from the exchange agent for exchanging their certificates representing shares of C3J common stock for certificates representing shares of AmpliPhi’s common stock. Each C3J shareholder who otherwise would be entitled to receive a fractional share of AmpliPhi common stock (after aggregating all fractional shares of AmpliPhi common stock issuable to such holder) will be entitled to receive an amount in cash, without interest, determined by multiplying such fraction by the volume-weighted average closing trading price of a share of AmpliPhi common stock on the NYSE American for the five trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.
In addition, AmpliPhi’s shareholders will receive written instructions, as applicable, from AmpliPhi’s transfer agent for exchanging their certificates representing shares of AmpliPhi’s common stock for new certificates giving effect to the Reverse Split, if effected. AmpliPhi’s shareholders will also receive a cash payment for any fractional shares.
Am I entitled to dissenters’ rights?
No, AmpliPhi’s shareholders are not entitled to dissenters’ rights in connection with the Business Combination.
Have C3J’s shareholders agreed to adopt the Merger Agreement?
Yes. On January 10, 2019, C3J’s shareholders adopted the Merger Agreement and approved the Merger and related transactions.

Who is paying for this proxy solicitation?
AmpliPhi and C3J will split the cost of soliciting proxies. In addition to these proxy materials, AmpliPhi’s directors and employees, and AmpliPhi’s proxy solicitor, Alliance Advisors, LLC, may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies, Alliance Advisors, LLC will be paid its customary fee of approximately $10,000, plus out-of-pocket expenses if it solicits proxies. We and C3J may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote on a matter and be counted collectively upon such matter are present at the meeting in person or represented by proxy. On the record date, there were 32,774,690 shares outstanding and entitled to vote. Thus, the holders of 16,387,346 shares must be present in person or represented by proxy at the Special Meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares at the meeting in person or represented by proxy may adjourn the meeting to another date.
Are representatives of AmpliPhi’s independent registered accounting firm expected to be present at the Special Meeting?
Yes, representatives of Ernst & Young LLP, the independent registered accounting firm for AmpliPhi, are expected to be present at the Special Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Who can help answer my questions?
If you are an AmpliPhi shareholder and would like additional copies, without charge, of this proxy statement or if you have questions about the Merger and related transactions, including the procedures for voting your shares, you should contact Alliance Advisors, LLC, AmpliPhi’s proxy solicitor, by telephone at the following address and phone number, or Steve R. Martin, Chief Financial Officer of AmpliPhi, at the following address, phone number and email address:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
Toll Free: 1-844-670-2134

AmpliPhi Biosciences Corporation
3579 Valley Centre Drive, Suite 100
San Diego, California 92130
Attn: Steve R. Martin, Chief Financial Officer
Tel: (858) 829-0829
Email: sm@ampliphibio.com

SUMMARY
This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the Merger, and the proposals being considered at the Special Meeting, you should read this entire proxy statement carefully, including the Merger Agreement attached as Appendix A, the form of Share Purchase Agreement attached as Appendix B, the opinion of Ladenburg Thalmann & Co., Inc. attached as Appendix C and the other annexes to which you are referred herein. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in the section entitled “Where You Can Find More Information” beginning on page 174.
The Companies
AmpliPhi Biosciences Corporation
AmpliPhi Biosciences Corporation
3579 Valley Centre Drive, Suite 100
San Diego, California 92130
(858) 829-0829
We are a clinical-stage biotechnology company focused on precisely targeted bacteriophage therapeutics for patients with serious and life-threatening antibiotic-resistant bacterial infections. Phages have a powerful and highly selective mechanism of action that enables them to bind to and kill specific bacteria. We believe that phages represent a promising means to treat bacterial infections, especially those that have developed resistance to current therapies, including the so-called multi-drug-resistant or “superbug” strains of bacteria. We are a leading developer of bacteriophage therapeutics. We are combining our expertise in the manufacture of drug-quality bacteriophages and our proprietary approach and expertise in identifying, characterizing and developing naturally occurring bacteriophages to develop state-of-the-art therapeutics. We are developing bacteriophage products to combat multi- or pan-drug-resistant bacterial pathogens, leveraging advances in sequencing and molecular biology. We have developed certain bacteriophage combinations that we believe maximize efficacy and minimize development of resistance. We currently have two product candidates in clinical development, AB-SA01 and AB-PA01 for the treatment of Staphylococcus aureus, or S. aureus, infections, including methicillin-resistant S. aureus, or MRSA, and Pseudomonas aeruginosa, or P. aeruginosa, infections, respectively. Based on funding availability, we would develop both product candidates for the treatment of serious or life-threatening, multi-drug resistant infections.
C3J Therapeutics, Inc.
4503 Glencoe Avenue
Marina del Rey, California 90292
(310) 655-2928
C3J is a clinical-stage biotechnology company focused on the discovery and development of novel targeted antimicrobials that treat infectious diseases and address microbial dysbiosis associated with human disease. C3J has two platforms — a proprietary synthetic bacteriophage (phage) platform, or Synthetic Phage Platform, and a proprietary specifically targeted antimicrobial peptide, or STAMP, platform. The Synthetic Phage Platform utilizes synthetic biology to engineer natural phage for improved antimicrobial activity. C3J believes that engineered (synthetic) phage represent a promising means to treat bacterial infections, especially those that have developed resistance to current therapies, including the multidrug-resistant or “superbug” strains of bacteria. C3J’s lead product candidate is a synthetic phage for P. aeruginosa respiratory infections, which C3J anticipates advancing into clinical trials in 2019. C3J has a partnered Synthetic Phage Program with a U.S. based global pharmaceutical company for a large market indication. Additional preclinical programs are expected to target other multi-drug-resistant pathogens, or ESKAPE pathogens, such as Escherichia coli. C3J is also developing a synthetic phage for Streptococcus mutans, or S. mutans, a primary driver of dental caries in children and adults, and plans to engineer S. mutans phage with C16G2, a STAMP with specificity for S. mutans. A STAMP platform proof-of-concept was previously demonstrated with C16G2 advancing to Phase 2 clinical trials under an Investigational New Drug, or IND, application. C3J is headquartered in Marina del Rey, California with a 35,000 square-foot research and development facility built for product development with capabilities spanning from bench to clinic. In addition to microbiology, synthetic biology, formulation, chemistry and analytical laboratories, the facility is equipped with two licensed GMP drug manufacturing suites enabling the production, testing and release of clinical trial material.
The Merger and the Financing (see page 64 and page 103)
Under the Merger Agreement, Merger Sub, a wholly owned subsidiary of AmpliPhi formed in connection with the Merger, will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi. In connection with the closing of the Merger, AmpliPhi will change its name to “Armata Pharmaceuticals, Inc.”, which name change will be authorized by AmpliPhi’s board of directors without a shareholder vote on the name change as permitted under Washington law.
C3J and AmpliPhi expect the Merger to be consummated in May 2019, subject to the satisfaction of applicable conditions. Immediately following the effective time of the Merger, the former C3J securityholders are expected to own approximately 70% of the aggregate number of shares of AmpliPhi common stock, and the securityholders of AmpliPhi as of immediately prior to the Merger are expected to own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, and determined before accounting for the Financing discussed below).
As of February 5, 2019, AmpliPhi, C3J and certain shareholders of C3J (the “Investors”) entered into share purchase agreements (the “Share Purchase Agreements”), as contemplated by equity commitment letters previously entered into among such parties on January 3, 2019. Pursuant to the Share Purchase Agreements, AmpliPhi agreed to sell and issue, and the Investors agreed to purchase from AmpliPhi, $10.0 million of shares of the AmpliPhi’s common stock immediately following the effective time of the Merger, at a purchase price equal to approximately $0.36 per share. This price per share is equal to (i) $40.0 million, divided by (ii) the total number of shares of common stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger, but excluding (A) any shares of common stock issuable pursuant to the Share Purchase Agreements and (B) any shares of Company Common Stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the effective time of the Merger and any shares of common stock issuable in connection with out-of-the-money options and out-of-the-money warrants. We refer to the anticipated sale and purchase of shares of common stock immediately following the effective time of the Merger pursuant to the Share Purchase Agreements as the “Financing.”
After the closing of the Financing, it is expected that (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi common stock on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares of AmpliPhi common stock issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi common stock (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants).
The shares of common stock to be issued in the Financing will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act. Appropriate restrictive legends will be affixed to the shares issued in the Financing.
The form of Share Purchase Agreement is attached to this proxy statement as Appendix B.
At the closing of the Financing, the combined company will enter into a registration rights agreement with each of the Investors, pursuant to which the combined company will agree to register for resale the shares of common stock issued in the Financing within a reasonable and specified time period following the closing of the Financing.

The form of registration rights agreement to be entered into at the closing of the Financing is attached as Exhibit D to the form of Share Purchase Agreement attached to this proxy statement as Appendix B.
Reasons for the Merger (see page 73)
Our board considered various reasons for the Merger, as described later in this proxy statement.
Opinion of Ladenburg Thalmann & Co., Inc. (see page 76)
Pursuant to an engagement letter dated December 13, 2017 and amended on December 17, 2018, AmpliPhi retained Ladenburg Thalmann to act as a financial advisor in connection with the Merger and to render an opinion to the AmpliPhi board of directors as to the fairness, from a financial point of view, of the Exchange Ratio formula described in the Merger Agreement to the AmpliPhi shareholders. On January 3, 2019, Ladenburg Thalmann rendered its oral opinion, subsequently confirmed by delivery of a written opinion dated January 3, 2019, to the AmpliPhi board of directors, that, as of the date of such opinion, and based upon the various assumptions and limitations set forth therein, that the Exchange Ratio was fair from a financial point of view to the AmpliPhi shareholders.
The full text of the written opinion of Ladenburg Thalmann, dated January 3, 2019 (the “Opinion”), is attached as Appendix C to this proxy statement and is incorporated by reference. AmpliPhi encourages AmpliPhi shareholders to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review by Ladenburg Thalmann. The summary of the written opinion of Ladenburg Thalmann set forth herein is qualified by reference to the full text of the Opinion. Ladenburg Thalmann provided the Opinion for the sole benefit and use of AmpliPhi’s board of directors in its consideration of the Merger. Ladenburg Thalmann’s opinion is not a recommendation to any shareholder as to how to vote with respect to the proposed Merger or to take any other action in connection with the Merger or otherwise.
Overview of the Merger Agreement
Merger Consideration and Exchange Ratio (see page [84])
C3J shareholders will receive shares of AmpliPhi common stock in exchange for shares of C3J common stock in an amount equal to the number of shares of C3J common stock held by such shareholder multiplied by the Exchange Ratio. No fractional shares of AmpliPhi common stock will be issued in connection with the Merger. Instead, each C3J shareholder who otherwise would be entitled to receive a fractional share of AmpliPhi common stock (after aggregating all fractional shares of AmpliPhi common stock issuable to such holder) will be entitled to receive an amount in cash, without interest, determined by multiplying such fraction by the volume-weighted average closing trading price of a share of AmpliPhi common stock on the NYSE American for the five trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.
Under the Exchange Ratio formula described in the Merger Agreement, immediately following the Merger (but without giving effect to the Financing), the former C3J securityholders are expected to own approximately 70% of the aggregate number of shares of AmpliPhi common stock, and the securityholders of AmpliPhi as of immediately prior to the Merger are expected to own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants). The Exchange Ratio formula is based on a $28.0 million valuation of C3J and a $12.0 million valuation for AmpliPhi, a 70% premium to the 30-day volume-weighted average share price of AmpliPhi on the date of the Merger Agreement.
Treatment of AmpliPhi Stock Options and Warrants
As of the effective time of the Reverse Split, AmpliPhi will adjust and proportionately decrease the number of shares of AmpliPhi’s common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants to acquire AmpliPhi’s common stock at the Reverse Split ratio approved by our board of directors. All stock options and warrants to acquire shares of AmpliPhi’s common stock that are outstanding immediately prior to the effective time of the Merger will remain outstanding following the effective time of the Merger, with the exception of certain warrants outstanding as of January 18, 2019 exercisable for an aggregate of 274,879 shares of AmpliPhi common stock, which warrants by their terms are required to be purchased by AmpliPhi concurrently with the closing of the Merger for approximately $38,000.
In addition, in connection with the Merger, AmpliPhi’s board of directors amended and accelerated the vesting of certain stock options held by certain officers and directors as described in more detail in the section entitled “The Merger — Interests of the AmpliPhi Directors and Executive Officers in the Merger.”
Treatment of C3J Stock Options and RSAs (see page 88)
Under the terms of the Merger Agreement, each C3J stock option to purchase shares of C3J common stock (a “C3J Stock Option”) under C3J’s Amended and Restated 2006 Stock Option Plan and 2016 Stock Plan (together, the “C3J Stock Plans”) that is outstanding and unexercised immediately prior to the effective time of the Merger, whether or not vested, will be converted into an option to purchase shares of AmpliPhi common stock, and AmpliPhi will assume the C3J Stock Plans and each outstanding C3J Stock Option in accordance with its terms. Accordingly, from and after the effective time: (i) each C3J Stock Option assumed by AmpliPhi may be exercised solely for shares of AmpliPhi common stock; (ii) the number of shares of AmpliPhi common stock subject to each C3J Stock Option assumed by AmpliPhi will be determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J Stock Option, as in effect immediately prior to the effective time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of AmpliPhi common stock; (iii) the per share exercise price for the AmpliPhi common stock issuable upon exercise of each C3J Stock Option assumed by AmpliPhi will be determined by dividing (A) the per share exercise price of the C3J common stock subject to such C3J Stock Option, as in effect immediately prior to the effective time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any C3J Stock Option assumed by AmpliPhi will continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such C3J Stock Option will otherwise remain unchanged, except that: (A) AmpliPhi may amend the terms of the C3J Stock Option and the C3J Stock Plans to reflect AmpliPhi’s substitution of the C3J Stock Options with options to purchase AmpliPhi common stock; and (B) the AmpliPhi board of directors will succeed to the authority and responsibility of C3J’s board of directors with respect to each C3J Stock Option assumed by AmpliPhi.
AmpliPhi will file with the SEC, promptly, but no later than thirty calendar days after the effective time of the Merger, a registration statement on Form S-8, if available for use by AmpliPhi, relating to the shares of AmpliPhi common stock issuable with respect to the C3J Stock Options assumed by AmpliPhi in accordance with the Merger Agreement.
Each C3J RSA that is outstanding immediately prior to the effective time of the Merger will be assumed by AmpliPhi and converted into restricted stock awards with respect to AmpliPhi common stock, and AmpliPhi will assume the applicable restricted stock agreements and each such C3J s RSA in accordance with its terms. All rights with respect to C3J common stock under the C3J RSAs assumed by AmpliPhi will be converted into rights with respect to AmpliPhi common stock. Accordingly, from and after the effective time: (i) each C3J RSA assumed by AmpliPhi will relate to shares of AmpliPhi common stock; (ii) the number of shares of AmpliPhi common stock subject to each C3J RSA assumed by AmpliPhi will be determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J RSA, as in effect immediately prior to the effective time, by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of AmpliPhi common stock; and (iii) any restriction on any C3J RSA assumed by AmpliPhi will continue in full force and effect and the vesting schedule and other provisions of such C3J RSA will otherwise remain unchanged, subject to certain exceptions.
Employee Benefit Matters (see page 89)
Under the terms of the Merger Agreement, for purposes of vesting, eligibility to participate, and level of benefits under the employee benefit plans, programs, contracts or arrangements of AmpliPhi or any of its subsidiaries (including, following the closing of the Merger, C3J and its subsidiary), each employee who continues to be employed by AmpliPhi, C3J or any of their respective subsidiaries immediately following the closing will be credited with his or her years of service with AmpliPhi, C3J or any of their respective subsidiaries and their respective predecessors.
Conditions to the Completion of the Merger (see page 90)
The obligations to consummate the Merger and the other transactions contemplated by the Merger Agreement shall be subject to the satisfaction or waiver, on or prior to the effective time of the Merger, of the conditions set forth in the section entitled “The Merger Agreement — Conditions to the Completion of the Merger” below.
No Solicitation by AmpliPhi and C3J (see page 94)
Both AmpliPhi and C3J are prohibited by the terms of the Merger Agreement from (i) soliciting, initiating, responding to or taking any action to or knowingly encouraging, inducing or facilitating the communication, making, submission or announcement of any acquisition proposal or acquisition inquiry or taking any action that could reasonably be expected to lead to an acquisition proposal or acquisition inquiry. AmpliPhi, however, may provide information in response to an acquisition proposal if  (1) after consulting with outside financial advisors and outside legal counsel, AmpliPhi’s board of directors determines in good faith that such acquisition proposal constituted, or would reasonably be expected to result in, a superior offer (as defined in the Merger Agreement) and it is not withdrawn, (2) AmpliPhi has not breached the non-solicit provisions of the Merger Agreement in any material respect, (3) the AmpliPhi board of directors concludes in good faith, based upon the advice of its outside legal counsel, that the failure to take such action would be reasonably inconsistent with the fiduciary obligations to the AmpliPhi shareholders under applicable law, and (4) proper notice is provided to C3J pursuant to the Merger Agreement.
Termination and Termination Fees (see page 99)
The Merger Agreement may be terminated by either party only under certain circumstances, including, among others (further described in the section entitled “The Merger Agreement — Termination” and “The Merger Agreement — Termination Fee” below): (i) if the closing has not occurred by June 1, 2019 (subject to extension in certain circumstances); (ii) if a court or other governmental entity has issued a final and non-appealable order prohibiting the closing; (iii) if AmpliPhi’s shareholders fail to approve the required AmpliPhi Shareholder Matters; (iv) upon the occurrence of certain triggering events on the part of the other party; or (v) a material uncured breach by the other party of representations or covenants that would result in a failure of the applicable condition to the closing. AmpliPhi may also terminate the Merger Agreement in connection with a superior offer, subject to certain conditions and payment to C3J of a termination fee of  $1.0 million with two days of the termination.
AmpliPhi must also pay C3J a termination fee of  $1.0 million within two business days of consummating an alternative transaction, if  (i) the Merger Agreement is terminated by C3J pursuant to certain triggering events in accordance with the Merger Agreement, (ii) an acquisition proposal is publicly announced or disclosed or otherwise communicated to AmpliPhi or its board of directors after the date of the Merger Agreement but prior to the termination of the Merger Agreement and (iii) within nine months after the date of such termination, AmpliPhi enters into a definitive agreement for an alternative transaction in respect of such acquisition proposal.
C3J must pay AmpliPhi a termination fee of  $1.0 million within ten business days of consummating an alternative transaction, if  (i) the Merger Agreement is terminated by AmpliPhi pursuant to C3J entering into any letter of intent or similar document for an alternative acquisition proposal, or C3J’s management public endorses or recommends an alternative acquisition proposal, (ii) an acquisition proposal with respect to C3J is publicly announced or otherwise made to C3J or its board of directors after the date of the Merger Agreement but prior to the termination of the Merger Agreement and (iii) within nine months after the date of such termination, C3J consummates an alternative transaction in respect of such acquisition proposal.

Share Purchase Agreements (see page 103)
On February 5, 2019, AmpliPhi, C3J and the Investors entered into the Share Purchase Agreements, as contemplated by equity commitment letters previously entered into among such parties on January 3, 2019. Pursuant to the Share Purchase Agreements, AmpliPhi agreed to sell and issue, and the Investors agreed to purchase from AmpliPhi, $10.0 million of shares of the AmpliPhi’s common stock immediately following the effective time of the Merger, at a purchase price per share equal to (i) $40.0 million, divided by (ii) the total number of shares of common stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger, but excluding (A) any shares of common stock issuable pursuant to the Share Purchase Agreements and (B) any shares of Company Common Stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the effective time of the Merger and any shares of common stock issuable in connection with out-of-the-money options and out-of-the-money warrants.
After the closing of the Financing, it is expected that (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi common stock on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi common stock (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants).
The shares of common stock to be issued in the Financing will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act. Appropriate restrictive legends will be affixed to the shares issued in the Financing.
Executive Officers of AmpliPhi Following the Merger (see page 158)
Immediately following the Merger, the executive management team of AmpliPhi is expected to be composed as set forth below:
Name	Position with the Combined Company	Current Position
Todd R. Patrick	Chief Executive Officer and Director	President and Chief Executive Officer of C3J
Brian Varnum, Ph.D.	President and Chief Development Officer	Chief Development Officer of C3J
Steve Martin	Chief Financial Officer	Chief Financial Officer of AmpliPhi
Duane Morris	Vice President of Operations	Vice President, Operations of C3J
Directors of AmpliPhi Following the Merger (see page 152)
At the effective time of the Merger, the combined company is expected to initially have a seven-member board of directors, comprised of Richard Bastiani, Ph.D., Richard Bear, Jeremy Curnock Cook, H. Stewart Parker, Todd R. Patrick, Joseph M. Patti, Ph.D. and Michael S. Perry, D.V.M., Ph.D., until their respective successors are duly elected or appointed and qualified or their earlier death, resignation or removal.
The board of directors of the combined company will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of the NYSE American. Louis Drapeau, Paul C. Grint, M.D., Wendy S. Johnson and Vijay Samant are expected to resign from their positions as directors of AmpliPhi, effective upon the effective time of the Merger. Dr. Grint is also expected to resign as the Chief Executive Officer of AmpliPhi, effective at the effective time of the Merger.
Laura Czelada, Steve Semmelmayer, Richard Bisson, Fred Eichmiller and Wenyuan Shi, each a current member of the C3J board of directors, are expected to resign from their positions as directors of C3J as of the effective time of the Merger.

Interests of the AmpliPhi Directors and Executive Officers in the Merger (see page 83)
In considering the recommendation of AmpliPhi’s board of directors with respect to the issuance of shares of AmpliPhi common stock in connection with the Merger and the Financing and the other matters to be acted upon by AmpliPhi’s shareholders at the Special Meeting, AmpliPhi’s shareholders should be aware that members of the board of directors and executive officers of AmpliPhi have interests in the Merger that may be different from, or in addition to, your interests.
As of December 31, 2018, all directors and executive officers of AmpliPhi, together with their affiliates, beneficially owned approximately 2.3% of the outstanding shares of the AmpliPhi common stock. The affirmative vote of the holders of at least 51% of the shares of AmpliPhi common stock having voting power outstanding on the record date for the Special Meeting is required for approval of Proposal No. 1 and the affirmative vote of the holders of at least a majority of the shares of AmpliPhi common stock having voting power outstanding on the record date for the Special Meeting is required for approval of Proposal No. 3. The affirmative vote of a majority of votes properly cast on Proposal Nos. 2, 4 and 5 are required for approval of such proposals.
Certain Material U.S. Federal Income Tax Consequences of the Merger (see page 85)
Regardless of whether the Merger qualifies as a reorganization within the meaning of Section 368(a) of the Code, the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to C3J, AmpliPhi or any AmpliPhi shareholder in his or her capacity as an AmpliPhi shareholder.
Risk Factors (see page 24)
Both AmpliPhi and C3J are subject to various risks associated with their businesses and their industries. In addition, the Merger, including the possibility that the Merger may not be completed, poses a number of risks to each company and its respective shareholders, including the following risks:
•
The Exchange Ratio is not adjustable based on the market price of AmpliPhi common stock so the Merger consideration at the closing may have a greater or lesser value than the market price of AmpliPhi common stock at the time the Merger Agreement was signed;

•
The announcement and pendency of the Merger could have an adverse effect on the market price of AmpliPhi common stock and/or the business, financial condition, results of operations, or business prospects for AmpliPhi and/or C3J;

•
The Merger may be completed even though material adverse changes may result solely from the announcement of the Merger, changes in the industry in which AmpliPhi and C3J operate that apply to all companies generally and other causes;

•
Some AmpliPhi officers and directors have interests that are different than, or in addition to, those of other AmpliPhi shareholders and may influence them to support or approve the transactions contemplated by the Merger Agreement without regard to your interests;

•
AmpliPhi’s common stock could be delisted from the NYSE American if we do not comply with NYSE American’s listing standards;

•
AmpliPhi and C3J shareholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger;

•
AmpliPhi’s shareholders will experience immediate and substantial dilution upon the completion of the Merger and Financing;

•
During the pendency of the Merger, AmpliPhi may not be able to enter into a business combination with another party under certain circumstances because of restrictions in the Merger Agreement;

•
Certain provisions of the Merger Agreement may discourage third parties from submitting alternative takeover proposals, including proposals that may be superior to the arrangements contemplated by the Merger Agreement;

•
Because the lack of a public market for C3J shares makes it difficult to evaluate its securities, AmpliPhi may pay more than the fair market value of the C3J shares;

•
The issuance of the shares pursuant to the Merger and Financing and certain related matters are subject to approval by AmpliPhi shareholders, and there can be no assurance that AmpliPhi’s shareholders will approve such matters;

•
If the conditions to the Merger are not met or waived, the Merger will not occur;

•
Failure to complete the Merger may result in AmpliPhi paying a termination fee or expenses to C3J and could harm the common stock price of AmpliPhi and the future business and operations of AmpliPhi;

•
Failure to complete the Merger may result in AmpliPhi filing for liquidation and dissolution;

•
The announcement and pendency of the Merger could cause disruptions in the business of C3J and/or AmpliPhi, which could have an adverse effect on their respective businesses and financial results;

•
The success of the proposed business combination of AmpliPhi and C3J will depend in part on relationships with third parties, which relationships may be affected by third-party preferences or public attitudes about the Merger, and any adverse changes in these relationships could adversely affect AmpliPhi’s or C3J’s business, financial condition, or results of operations; and

•
If any of the events described in “Risks Related to C3J’s Development, Commercialization and Regulatory Approval” or “Risks Related to C3J’s Reliance on Third Parties” or “Risks Related to C3J’s Business” occur, those events could cause the potential benefits of the Merger not to be realized.

These risks and other risks are discussed in greater detail under the section entitled “Risk Factors” in this proxy statement. AmpliPhi encourages you to read and consider all of these risks carefully.
Regulatory Approvals (see page 85)
In the United States, AmpliPhi must comply with applicable federal and state securities laws and the rules and regulations of the NYSE American in connection with the issuance of shares of AmpliPhi common stock and the filing of this proxy statement with the SEC. AmpliPhi does not intend to seek any regulatory approval to consummate the transactions.
NYSE American Stock Market Listing (see page 85)
Prior to consummation of the Merger, AmpliPhi intends to file an initial listing application with the NYSE American pursuant to NYSE American “change of control” rules. If such application is accepted, AmpliPhi anticipates that AmpliPhi common stock will be listed on the NYSE American following the closing of the Merger and will trade under AmpliPhi’s new name, “Armata Pharmaceuticals, Inc.” and new trading symbol, “ARMP.”
Anticipated Accounting Treatment (see page 85)
The Merger will be treated by AmpliPhi as a reverse Merger under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, C3J is considered to be acquiring AmpliPhi in the Merger.
Dissenters’ Rights (see page 86)
Holders of AmpliPhi common stock will not be entitled to dissenters’ rights in connection with the Merger.

SELECTED HISTORICAL AND UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
The following tables present summary historical financial data for each of AmpliPhi and C3J, unaudited pro forma combined financial data for AmpliPhi and C3J and comparative historical and unaudited pro forma per share data for AmpliPhi and C3J.
Selected Historical Financial Data of AmpliPhi
The following table summarizes AmpliPhi’s consolidated financial data as of the dates and for each of the periods indicated. The tables below present selected financial data of AmpliPhi, prepared in accordance with U.S. generally accepted accounting principles. AmpliPhi’s selected statements of operations data for the years ended December 31, 2018 and 2017 and balance sheet data as of December 31, 2018 and 2017 are derived from AmpliPhi’s audited financial statements incorporated by reference into this proxy statement from AmpliPhi’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC on March 25, 2019 (the “AmpliPhi 10-K”). AmpliPhi’s historical results are not necessarily indicative of the results to be expected for any other period in the future. The following selected financial data are only a summary and should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto appearing in the AmpliPhi 10-K, which is incorporated by reference in this proxy statement.
	For the year ended December 31,
	2018	2017
Statement of Operations Data:
Revenue	$—	$115,000
Loss from operations	$(12,524,000)	$(16,156,000)
Net loss	$(12,110,000)	$(12,838,000)
Net loss per share, basic	$(0.64)	$(2.01)
Net loss per share, diluted	$(0.64)	$(2.18)
Shares used in computing net loss per share, basic	18,980,796	6,387,425
Shares used in computing net loss per share, diluted	19,059,895	6,574,117
	As of December 31,
	2018	2017
Balance Sheet Data:
Cash and cash equivalents	$8,157,000	$5,132,000
Working capital	5,836,000	3,417,000
Total assets	11,887,000	11,138,000
Total liabilities	3,413,000	3,407,000
Accumulated deficit	(406,316,000)	(394,206,000)
Total stockholders’ equity	$8,474,000	$7,731,000
Selected Historical Financial Data of C3J
The following table summarizes C3J’s financial data as of the date and for each of the periods indicated. The tables below present selected financial data of C3J prepared in accordance with U.S. generally accepted accounting principles. C3J’s selected statement of operations for the years ended December 31, 2018 and 2017 and balance sheet data as of December 31, 2018 and 2017 are derived from C3J’s audited financial statements appearing elsewhere in this proxy statement. C3J’s historical results are not necessarily indicative of the results to be expected for any other period in the future. The following selected financial data should be read in conjunction with “C3J Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto appearing elsewhere in this proxy statement.

	For the year ended December 31,
	2018	2017
Statement of Operations Data:
Loss from operations	$(17,658,000)	$(15,458,000)
Net loss	$(16,702,000)	$(15,128,000)
Net loss per share, basic	$(0.18)	$(0.16)
Net loss per share, diluted	$(0.18)	$(0.16)
Shares used in computing net loss per share, basic and diluted	94,320,106	94,320,106
	As of December 31,
	2018	2017
Balance Sheet Data:
Cash, cash equivalents and short-term investments	$9,663,000	$11,376,000
Working capital	$8,328,000	$20,629,000
Total assets	$14,545,000	$26,245,000
Total liabilities	$6,851,000	$1,902,000
Accumulated deficit	$(138,042,000)	$(121,340,000)
Total stockholders’ equity	$7,694,000	$24,343,000
Selected Unaudited Pro Forma Combined Financial Data of AmpliPhi and C3J
The following selected unaudited pro forma combined financial data was prepared based on the historical financial results reported by AmpliPhi and C3J and is intended to show how the Merger might have affected historical financial statements if the Merger had been completed on January 1, 2018 for the purpose of the statement of operations and comprehensive loss for the year ended December 31, 2018, and for the purpose of the balance sheet as of December 31, 2018. The following should be read in conjunction with the section entitled “Unaudited Pro Forma Combined Financial Statements” beginning on page 162, the AmpliPhi 10-K incorporated by reference in this proxy statement, C3J’s audited historical financial statements and the notes thereto beginning on page F-1, the sections entitled “AmpliPhi Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “C3J Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 144 of this proxy statement, and the other information contained in this proxy statement. The following information does not give effect to a Reverse Split of AmpliPhi’s common stock described in Proposal No. 3.
The Merger will be accounted for as a reverse acquisition under the acquisition method of accounting. Under the acquisition method of accounting, C3J will be treated as the accounting acquirer and AmpliPhi will be treated as the acquiree for financial reporting purposes because, immediately upon completion of the Merger, the C3J shareholders prior to the Merger will hold a majority of the voting interest of the combined company. In addition, the seven-member board of directors of the combined company will include five of the current members of the C3J board of directors, and therefore, members of C3J’s current board of directors will possess majority control of the board of directors of the combined company.
The unaudited pro forma combined financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the Merger are based upon the acquisition method of accounting in accordance with Generally Accepted Accounting Principles (GAAP) and upon the assumptions set forth in the unaudited pro forma combined financial statements.
The unaudited pro forma combined balance sheet as of December 31, 2018 is presented as if the merger had been completed on December 31, 2018. The unaudited pro forma combined statements of operations and comprehensive loss for the year ended December 31, 2018 combines the historical statements of operations of AmpliPhi and C3J and gives pro forma effect to the Merger as if it had been completed on January 1, 2018.
The historical financial data has been adjusted to give pro forma effect to events that are (i) directly attributable to the Merger, (ii) factually supportable and (iii) with respect to the statements of operations, expected to have a continuing impact on the combined results. The pro forma adjustments are preliminary and based on management’s estimates of the fair value and useful lives of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition and certain other adjustments.
The unaudited pro forma combined financial data is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the entities been combined during the periods presented. In addition, as explained in more detail in the accompanying notes to the unaudited pro forma combined financial statements (see the section entitled “Unaudited Pro Forma Combined Financial Statements” beginning on page 162), the preliminary acquisition-date fair value of the identifiable assets acquired and liabilities assumed reflected in the unaudited pro forma combined financial statements is subject to adjustment and may vary from the actual amounts that will be recorded upon completion of the Merger.
Year Ended December 31,
2018
Statement of Operations Data:
Revenue	$—
Loss from operations	$(34,333.000)
Net loss	$(32,963,000)
Net loss per share, basic	$(0.25)
Net loss per share, diluted	$(0.25)
Shares used in computing net loss per share, basic	133,991,631
Shares used in computing net loss per share, diluted	133,991,631
As of December 31, 2018
Balance Sheet Data:
Cash and cash equivalents	$24,029,000
Working capital	19,842,000
Total assets	35,977,000
Total liabilities	9,136,000
Accumulated deficit	(145,376,000)
Total stockholders’ equity	$26,841,000

Comparative Historical and Unaudited Pro Forma Per Share Data
The following table shows per common share data regarding basic and diluted earnings, cash dividends and book value for (a) AmpliPhi on a historical basis, (b) C3J on a historical basis, and (c) AmpliPhi and C3J on a pro forma combined basis (which also gives effect to the SGI asset acquisition).
The following pro forma information has been derived from and should be read in conjunction with AmpliPhi’s and C3J’s respective audited consolidated financial statements for the year ended December 31, 2018, which, in the case of AmpliPhi’s financial statements, are incorporated herein by reference, and in the case of C3J’s financial statements, are included elsewhere in this proxy statement. This information is presented for illustrative purposes only. You should not rely on the pro forma combined amounts, as they are not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been completed as of the dates indicated, nor are they necessarily indicative of the future operating results or financial position of the combined company. The pro forma information, although helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of potential cost savings, the impact of restructuring and Merger-related costs (except Merger-related costs that are reflected in the unaudited pro forma combined balance sheet included elsewhere herein), or other factors that may result as a consequence of the Merger and, accordingly, does not attempt to predict or suggest future results. The information below should be read in conjunction with the section entitled “Unaudited Pro Forma Combined Financial Statements.”
	AmpliPhi Historical	C3J Historical	Pro Forma Combined
For the year ended December 31, 2018:
Basic earnings per share	$(0.64)	$(0.18)	$(0.25)
Diluted earnings per share	(0.64)	(0.18)	(0.25)
Cash dividends per share(1)	—	—	—
Book value per common share as of period end	0.26	0.07	0.38

(1)
Although the dividend policy of the combined company will be determined by the board of directors of the combined company following completion of the Merger, it is expected that the combined company will not declare cash dividends for the foreseeable future.

MARKET INFORMATION
AmpliPhi common stock is listed on the NYSE American under the symbol “APHB.” C3J is a private company and its common stock and preferred stock are not publicly traded.
The closing price of AmpliPhi common stock on January 3, 2019, the date immediately prior to the public announcement of the Merger on January 4, 2019, as reported on the NYSE American, was $0.23 per share. The closing price of AmpliPhi common stock on March 21, 2019, as reported on the NYSE American, was $0.32 per share.
Because the market price of AmpliPhi common stock is subject to fluctuation, the market value of the shares of AmpliPhi common stock that C3J shareholders will be entitled to receive in the Merger may increase or decrease and the price at which our shares are sold in the Financing may be more or less than the market price of our shares of common stock on the date of the sale of our shares in the Financing.
Assuming approval of Proposal No. 3 and successful application for initial listing with the NYSE American, following the consummation of the Merger, AmpliPhi common stock will be listed on the NYSE American and will trade under AmpliPhi’s new name, “Armata Pharmaceuticals, Inc.” and new trading symbol, “ARMP.”
As of March 21, 2019, the record date for the Special Meeting, AmpliPhi had 90 holders of record of its common stock. As of December 31, 2018, C3J had 60 holders of record of its common stock.

RISK FACTORS
The combined company will be faced with a market environment that cannot be predicted and that involves significant risks, many of which will be beyond its control. In addition to the other information contained in this proxy statement, you should carefully consider the material risks described below before deciding how to vote your shares of AmpliPhi common stock. You should also read and consider the risks associated with the business of AmpliPhi because these risks may also affect the combined company — these risks can be found in the AmpliPhi 10-K, which is filed with the SEC and incorporated by reference herein. You should also read and consider the other information in this proxy statement and the other documents incorporated by reference into this proxy statement. Please see the section entitled “Where You Can Find More Information” on page 174 of this proxy statement.
Risks Related to the Merger
If the proposed merger with C3J is not consummated, AmpliPhi’s business could suffer materially and AmpliPhi’s stock price could decline.
The consummation of the proposed merger with C3J is subject to a number of closing conditions, including the approval by AmpliPhi’s shareholders, approval by NYSE American of AmpliPhi’s Supplemental Listing Application of its common stock in connection with the merger, and other customary closing conditions. AmpliPhi is targeting a closing of the transaction in May 2019.
If the proposed merger is not consummated, AmpliPhi may be subject to a number of material risks, and its business and stock price could be adversely affected, as follows:
•
AmpliPhi has incurred and expects to continue to incur significant expenses related to the proposed merger with C3J, even if the Merger is not consummated.

•
The Merger Agreement contains covenants restricting AmpliPhi’s solicitation of competing acquisition proposals and the conduct of AmpliPhi’s business between the date of signing the Merger Agreement and the closing of the Merger. As a result, significant business decisions and transactions before the closing of the Merger require the consent of C3J. Accordingly, AmpliPhi may be unable to pursue business opportunities that would otherwise be in its best interest as a standalone company. AmpliPhi has invested significant time and resources in the transaction process and if the Merger Agreement is terminated AmpliPhi will have a limited ability to continue its current operations without obtaining additional financing.

•
AmpliPhi could be obligated to pay C3J a $1.0 million termination fee in connection with the termination of the Merger Agreement, depending on the reason for the termination.

•
AmpliPhi’s customers, prospective customers, collaborators and other business partners and investors in general may view the failure to consummate the Merger as a poor reflection on its business or prospects.

•
Some of AmpliPhi’s suppliers, distributors, collaborators and other business partners may seek to change or terminate their relationships with AmpliPhi as a result of the proposed Merger.

•
As a result of the Merger, current and prospective employees could experience uncertainty about their future roles within the combined company. This uncertainty may adversely affect AmpliPhi’s ability to retain its key employees, who may seek other employment opportunities.

•
AmpliPhi’s management team may be distracted from day to day operations as a result of the Merger.

In addition, if the Merger Agreement is terminated and AmpliPhi’s board of directors determines to seek another business combination, it may not be able to find a third party willing to provide equivalent or more attractive consideration than the consideration to be provided by each party in the Merger. In such circumstances, AmpliPhi’s board of directors may elect to, among other things, divest all or a portion of AmpliPhi’s business, or take the steps necessary to liquidate all of AmpliPhi’s business and assets, and in either such case, the consideration that AmpliPhi receives may be less attractive than the consideration to be received by AmpliPhi pursuant to the Merger Agreement and the concurrent $10.0 million Financing.

Some of AmpliPhi’s officers and directors have conflicts of interest that may influence them to support or approve the Merger.
Officers and directors of AmpliPhi participate in arrangements that provide them with interests in the Merger that are different from yours, including, among others, to the extent applicable, their continued service as an officer or director of the combined company, retention and severance benefits, the acceleration of restricted stock and stock option vesting and continued indemnification. These interests, among others, may influence the officers and directors of AmpliPhi to support or approve the Merger. For a more detailed discussion see “The Merger — Interests of the AmpliPhi Directors and Executive Officers in the Merger.”
The Merger may be completed even though material adverse changes may result from the announcement of the Merger, industry-wide changes and other causes.
In general, either party can refuse to complete the Merger if there is a material adverse change affecting the other party following January 3, 2019, the date of the Merger Agreement. However, some types of changes do not permit either party to refuse to complete the Merger, even if such changes would have a material adverse effect on AmpliPhi or C3J, to the extent they resulted from the following (unless, in some cases, they have a disproportionate effect on AmpliPhi or C3J, as the case may be):
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changes in the general business or economic conditions affecting the industry in which AmpliPhi and C3J, and their respective affiliates, operate;

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acts of war, armed hostilities or terrorism;

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changes in financial, banking or securities markets;

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changes caused by the performance of any action required to be taken by the Merger Agreement;

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any change in, or any compliance with or action taken for the purpose of complying with, any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any governmental authority;

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any change in U.S. generally accepted accounting principles;

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the taking of any action required to be taken by the Merger Agreement;

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with respect to AmpliPhi, any change in the stock price or trading volume of AmpliPhi’s common stock;

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with respect to AmpliPhi, any failure to meet analysts’ expectations or projections;

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with respect to AmpliPhi, any clinical trial programs or studies, including any adverse data, event or outcome arising out of or related to any such programs or studies; and

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with respect to AmpliPhi, the announcement of the Merger Agreement or the pendency of the Merger.

If adverse changes occur but AmpliPhi and C3J must still complete the Merger, the combined company’s stock price may suffer.
The market price of the combined company’s common stock may decline as a result of the Merger.
The market price of the combined company’s common stock may decline as a result of the Merger for a number of reasons, including if:
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the combined company does not achieve the perceived benefits of the Merger as rapidly or to the extent anticipated by financial or industry analysts;

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the effect of the Merger on the combined company’s business and prospects is not consistent with the expectations of financial or industry analysts; or

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investors react negatively to the effect on the combined company’s business and prospects from the Merger.

AmpliPhi’s shareholders may not realize a benefit from the Merger commensurate with the ownership dilution they will experience in connection with the Merger.
If the combined company is unable to realize the strategic and financial benefits currently anticipated from the Merger, AmpliPhi’s shareholders will have experienced substantial dilution of their ownership interest without receiving any commensurate benefit. Significant management attention and resources will be required to integrate the two companies. Delays in this process could adversely affect the combined company’s business, financial results, financial condition and stock price following the Merger. Even if the combined company were able to integrate the business operations successfully, there can be no assurance that this integration will result in the realization of the full benefits of synergies, innovation and operational efficiencies that may be possible from this integration and that these benefits will be achieved within a reasonable period of time.
During the pendency of the Merger, AmpliPhi and C3J will be subject to contractual limitations set forth in the Merger Agreement that restrict the parties’ ability to enter into business combination transactions with another party.
Covenants in the Merger Agreement impede the ability of AmpliPhi or C3J to make acquisitions or complete other transactions that are not in the ordinary course of business pending completion of the Merger. As a result, if the Merger is not completed, the parties may be at a disadvantage to their competitors. In addition, while the Merger Agreement is in effect and subject to limited exceptions, each party is prohibited from soliciting, initiating, encouraging or taking actions designed to facilitate any inquiries or the making of any proposal or offer that could lead to the entering into certain extraordinary transactions with any third party, such as a sale of assets, an acquisition of AmpliPhi’s common stock, a tender offer for AmpliPhi’s common stock, a Merger or other business combination outside the ordinary course of business. Any such transactions could be favorable to such party’s shareholders.
Because the lack of a public market for C3J’s common stock makes it difficult to evaluate the fairness of the Merger, C3J’s shareholders may receive consideration in the Merger that is greater than or less than the fair market value of C3J’s common stock.
The outstanding share capital of C3J is privately held and is not traded in any public market. The lack of a public market makes it difficult to determine the fair market value of C3J. Since the number of shares of AmpliPhi’s common stock to be issued to C3J’s shareholders was determined based on negotiations between the parties, it is possible that the value of the AmpliPhi’s common stock to be issued in connection with the Merger will be greater than the fair market value of C3J.
The combined company will incur significant transaction costs as a result of the Merger, including investment banking, legal and accounting fees. In addition, the combined company will incur significant consolidation and integration expenses which cannot be accurately estimated at this time. Actual transaction costs may substantially exceed estimates and may have an adverse effect on the combined company’s financial condition and operating results.
Because the Merger will result in an ownership change under Section 382 of the Internal Revenue Code for AmpliPhi, AmpliPhi’s pre-merger net operating loss carryforwards and certain other tax attributes will be subject to limitations. The net operating loss carryforwards and other tax attributes of C3J and of the combined organization may also be subject to limitations as a result of ownership changes.
If a corporation undergoes an “ownership change” within the meaning of Section 382 of the Code (“Section 382”), the corporation’s net operating loss carryforwards and certain other tax attributes arising from before the ownership change are subject to limitations on use after the ownership change. In general, an ownership change occurs if there is a cumulative change in the corporation’s equity ownership by certain stockholders that exceeds fifty percentage points over a rolling three-year period. Similar rules may apply under state tax laws. The Merger will result in an ownership change for AmpliPhi and, accordingly, AmpliPhi’s net operating loss carryforwards and certain other tax attributes will be subject to limitations

(or disallowance) on their use after the merger. C3J’s net operating loss carryforwards may also be subject to limitation as a result of prior shifts in equity ownership and/or the Merger. Additional ownership changes in the future could result in additional limitations on AmpliPhi’s, C3J’s and the combined organization’s net operating loss carryforwards. Consequently, even if the combined organization achieves profitability, it may not be able to utilize a material portion of AmpliPhi’s, C3J’s or the combined organization’s net operating loss carryforwards and other tax attributes, which could have a material adverse effect on cash flow and results of operations.
The Opinion received by AmpliPhi’s board of directors from Ladenburg Thalmann has not been, and is not expected to be, updated to reflect changes in circumstances that may have occurred since the date of the Opinion.
Ladenburg Thalmann delivered its Opinion to the board of directors of AmpliPhi that, as of January 3, 2019, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its Opinion, the Exchange Ratio provided for in the Merger Agreement was fair, from a financial point of view, to AmpliPhi. The Opinion does not speak as of the time the Merger will be completed or any date other than the date of such Opinion. The Opinion does not reflect changes that may occur or may have occurred after the date of the Opinion, including changes to the operations and prospects of AmpliPhi or C3J, changes in general market and economic conditions or regulatory or other factors. Any such changes may materially alter or affect the relative values of AmpliPhi and C3J. Ladenburg Thalmann does not have any obligation to update, revise or reaffirm its Opinion to reflect subsequent developments and has not done so. See the section entitled “The Merger — Opinion of Opinion of Ladenburg Thalmann & Co., Inc.” and Appendix C to this proxy statement.
C3J’s principal shareholders, and certain executive officers and directors, will own a significant percentage of AmpliPhi common stock and will be able to exert significant control over matters submitted to the shareholders for approval.
Under the terms of the Merger Agreement, on a pro-forma basis and after closing of the Merger but prior to the closing of the Financing, the former C3J securityholders will own approximately 70% of the AmpliPhi common stock, while current AmpliPhi securityholders will own approximately 30% of the AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants). On a pro forma basis, after giving effect to the contemplated $10.0 million Financing, the former C3J securityholders (including the Investors) will own approximately 76% of the combined company and AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the combined company, in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants.
After the Merger with AmpliPhi, any of C3J’s officers and directors, and shareholders who held more than 5% of the C3J common stock, will beneficially own a significant percentage of AmpliPhi common stock. This is further described below in the section entitled “Principal Shareholders of C3J Therapeutics.” This significant concentration of share ownership may adversely affect the trading price for AmpliPhi common stock because investors often perceive disadvantages in owning stock in companies with controlling shareholders. These shareholders, if they acted together, could significantly influence all matters requiring approval by the shareholders following the Merger, including the election of directors and the approval of Mergers or other business combination transactions. The interests of these shareholders may not always coincide with the interests of other shareholders.
Certain shareholders could attempt to influence changes within AmpliPhi that could adversely affect AmpliPhi’s operations, financial condition and the value of AmpliPhi’s common stock.
AmpliPhi’s shareholders may from time-to-time seek to acquire a controlling stake in AmpliPhi, engage in proxy solicitations, advance shareholder proposals or otherwise attempt to effect changes. Campaigns by shareholders to effect changes at publicly-traded companies are sometimes led by investors seeking to increase short-term shareholder value through actions such as financial restructuring, increased debt, special dividends, stock repurchases or sales of assets or the entire company. Responding to proxy contests and other actions by activist shareholders can be costly and time-consuming and could disrupt AmpliPhi’s operations and divert the attention of the AmpliPhi board of directors and senior management from the pursuit of the proposed transaction. These actions could adversely affect AmpliPhi’s operations, financial condition, AmpliPhi’s ability to consummate the Merger and the value of AmpliPhi common stock.
AmpliPhi and C3J may become involved in securities litigation or shareholder derivative litigation in connection with the Merger, and this could divert the attention of AmpliPhi and C3J management and harm the combined company’s business, and insurance coverage may not be sufficient to cover all related costs and damages.
Securities litigation or shareholder derivative litigation frequently follows the announcement of certain significant business transactions, such as the sale of a business division or announcement of a business combination transaction. AmpliPhi and C3J may become involved in this type of litigation in connection with the Merger, and the combined company may become involved in this type of litigation in the future. Litigation often is expensive and diverts management’s attention and resources, which could adversely affect the business of AmpliPhi, C3J and the combined company.
If any of the events described in “Risks Related to C3J’s Business”, “Risks Related to C3J’s Development, Commercialization and Regulatory Approval”, “Risks Related to C3J’s Reliance on Third Parties”, “Risks Related to C3J’s Intellectual Property”, or “Risks Related to the Combined Company” occur, those events could cause the potential benefits of the Merger not to be realized.
C3J’s business is expected to constitute a significant portion of the business of the combined company following the Merger. As a result, the risks described below in the sections entitled “Risks Related to C3J’s Business” beginning on page 31, “Risks Related to C3J’s Development, Commercialization and Regulatory Approval” beginning on page 39, “Risks Related to C3J’s Reliance on Third Parties” beginning on page 43, “Risks Related to C3J’s Intellectual Property” beginning on page 44, and “Risks Related to the Combined Company” beginning on page 47 are among the most significant risks to the combined company if the Merger is completed. To the extent any of the events in the risks described in the sections referenced in the previous sentence occur, those events could cause the potential benefits of the Merger not to be realized and the market price of the combined company’s common stock to decline.
Risks Related to the Proposed Reverse Split
The Reverse Split may not increase AmpliPhi’s stock price over the long-term.
The principal purpose of the Reverse Split is to increase the per-share market price of AmpliPhi’s common stock above the minimum bid price requirement under the rules of the NYSE American so that the listing of the combined company and the shares of AmpliPhi common stock being issued in the Merger on either the NYSE American will be approved. It cannot be assured, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While it is expected that the reduction in the number of outstanding shares of common stock will proportionally increase the market price of AmpliPhi’s common stock, it cannot be assured that the Reverse Split will increase the market price of its common stock by a multiple of the reverse stock split ratio chosen by its board of directors in its sole discretion, or result in any permanent or sustained increase in the market price of AmpliPhi’s common stock, which is dependent upon many factors, including AmpliPhi’s business and financial performance, general market conditions, and prospects for future success. Thus, while the stock price of the combined company might meet the continued listing requirements for the NYSE American initially, it cannot be assured that it will continue to do so.
The Reverse Split may decrease the liquidity of AmpliPhi’s common stock.
Although AmpliPhi’s board of directors believes that the anticipated increase in the market price of AmpliPhi’s common stock could encourage interest in its common stock and possibly promote greater liquidity for its shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split. The reduction in the number of outstanding shares may lead to reduced trading and a smaller number of market makers for AmpliPhi’s common stock.

The Reverse Split may lead to a decrease in AmpliPhi’s overall market capitalization.
Should the market price of AmpliPhi’s common stock decline after the Reverse Split, the percentage decline may be greater, due to the smaller number of shares outstanding, than it would have been prior to the Reverse Split. A reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in AmpliPhi’s overall market capitalization. If the per share market price does not increase in proportion to the reverse stock split ratio, then the value of the combined company, as measured by its stock capitalization, will be reduced. In some cases, the per-share stock price of companies that have effected reverse stock splits subsequently declined back to pre-reverse split levels, and accordingly, it cannot be assured that the total market value of AmpliPhi’s common stock will remain the same after the Reverse Split is effected, or that the Reverse Split will not have an adverse effect on AmpliPhi’s stock price due to the reduced number of shares outstanding after the Reverse Split.
Risks Related to AmpliPhi
For risks related to the business of AmpliPhi, please refer to the section entitled “Item 1A. Risk Factors” set forth in AmpliPhi’s Annual Report on Form 10-K, as filed with the SEC on March 25, 2019, which report is incorporated by reference herein.
Risks Related to AmpliPhi’s Common Stock
The price of AmpliPhi’s common stock has been and may continue to be volatile.
The stock markets in general, the markets for biotechnology stocks and, in particular, the stock price of AmpliPhi’s common stock, have experienced extreme volatility. The market for AmpliPhi’s common stock is characterized by significant price volatility when compared to the shares of larger, more established companies that trade on a national securities exchange and have large public floats, and AmpliPhi expects that its share price will continue to be more volatile than the shares of such larger, more established companies for the indefinite future. The volatility in AmpliPhi’s share price is attributable to a number of factors. AmpliPhi’s common shares are, compared to the shares of such larger, more established companies, infrequently and thinly traded. As a consequence of this limited liquidity, the trading of relatively small quantities of shares by AmpliPhi’s shareholders may disproportionately influence the price of those shares in either direction. The price for AmpliPhi’s shares could, for example, decline precipitously in the event that a large number of shares of its common stock are sold on the market without commensurate demand. AmpliPhi’s common stock is also a speculative or “risky” investment due to the early stage of its drug development programs and AmpliPhi’s lack of profits to date, and uncertainty of future market acceptance for its potential products and its ability to continue as a going concern. As a consequence of this enhanced risk, more risk-adverse investors may, under the fear of losing all or most of their investment in the event of negative news or lack of progress, be more inclined to sell their shares on the market more quickly and at greater discounts than would be the case with the stock of a larger, more established company that has a large public float and broader shareholder base. Many of these factors are beyond AmpliPhi’s control and may decrease the market price of AmpliPhi’s common stock, regardless of AmpliPhi’s operating performance. AmpliPhi cannot make any predictions or projections as to what the prevailing market price for its common shares will be at any time, including as to whether its common stock will sustain their current market prices, or as to what effect that the sale of shares or the availability of common stock for sale at any time will have on the prevailing market price.
Price declines in AmpliPhi’s common stock could also result from general market and economic conditions and a variety of other factors, including:
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adverse results or delays in AmpliPhi’s clinical trials;

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adverse actions taken by regulatory agencies with respect to AmpliPhi’s product candidates, clinical trials or the manufacturing processes of its product candidates;

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announcements of technological innovations, patents or new products by AmpliPhi’s competitors;

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regulatory developments in the United States and foreign countries;

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any lawsuit involving AmpliPhi or its product candidates;

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announcements concerning AmpliPhi’s competitors, or the biotechnology or pharmaceutical industries in general;

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developments concerning any strategic alliances or acquisitions AmpliPhi may enter into;

•
actual or anticipated variations in AmpliPhi’s operating results;

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changes in recommendations by securities analysts or lack of analyst coverage;

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deviations in AmpliPhi’s operating results from the estimates of analysts;

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AmpliPhi’s inability, or the perception by investors that AmpliPhi will be unable, to continue to meet all applicable requirements for continued listing of its common stock on the NYSE American, and the possible delisting of its common stock;

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sales of AmpliPhi’s common stock by AmpliPhi’s executive officers, directors and principal shareholders or sales of substantial amounts of common stock; and

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loss of any of AmpliPhi’s key scientific or management personnel.

In the past, following periods of volatility in the market price of a particular company’s securities, litigation has often been brought against that company. Any such lawsuit could consume resources and management time and attention, which could adversely affect AmpliPhi’s business.
A significant number of shares of AmpliPhi’s common stock are subject to issuance upon exercise of outstanding warrants and options, which upon such exercise may result in dilution to AmpliPhi’s securityholders.
As of December 31, 2018, AmpliPhi had outstanding common warrants to purchase an aggregate of 26,961,187 shares of its common stock at a weighted-average exercise price of  $1.08 per share, which includes 1,175,000 pre-funded warrants, each exercisable for one share of AmpliPhi’s common stock at an aggregate purchase price per share of  $0.39, of which $0.38 per share was pre-funded at the closing of AmpliPhi’s October 2018 public offering. Although AmpliPhi cannot determine when these warrants or options will ultimately be exercised, it is reasonable to assume that such warrants and options will be exercised only if the exercise price is below the market price of AmpliPhi’s common stock. To the extent any of AmpliPhi’s outstanding warrants or options are exercised, additional shares of AmpliPhi’s common stock will be issued that will generally be eligible for resale in the public market (subject to limitations under Rule 144 under the Securities Act for certain of its warrants and with respect to shares held by AmpliPhi’s affiliates), which will result in dilution to its securityholders. The issuance of additional securities could also have an adverse effect on the market price of AmpliPhi’s common stock.

Provisions of Washington law and AmpliPhi’s current articles of incorporation and bylaws may discourage another company from acquiring it and may prevent attempts by AmpliPhi’s shareholders to replace or remove AmpliPhi’s current management.
Provisions of Washington law and AmpliPhi’s current articles of incorporation and bylaws may discourage, delay or prevent a Merger or acquisition that shareholders may consider favorable, including transactions in which you might otherwise receive a premium for your shares. In addition, these provisions may frustrate or prevent any attempts by AmpliPhi’s shareholders to replace or remove AmpliPhi’s current management by making it more difficult for shareholders to replace or remove AmpliPhi’s board of directors. These provisions include:
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authorizing the issuance of  “blank check” preferred stock without any need for action by shareholders;

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providing for a classified board of directors with staggered terms;

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requiring supermajority shareholder voting to effect certain amendments to AmpliPhi’s articles of incorporation and bylaws; and

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establishing advance notice requirements for nominations for election to AmpliPhi’s board of directors or for proposing matters that can be acted on by shareholders at shareholder meetings.

In addition, because AmpliPhi is incorporated in Washington, AmpliPhi is governed by the provisions of Chapter 23B.19 of the Washington Business Corporation Act, which, among other things, restricts the ability of shareholders owning 10% or more of AmpliPhi’s outstanding voting stock from merging or combining with AmpliPhi. These provisions could discourage potential acquisition attempts and could reduce the price that investors might be willing to pay for shares of AmpliPhi’s common stock in the future and result in the market price being lower than it would without these provisions.
Although AmpliPhi believes these provisions collectively provide for an opportunity to receive higher bids by requiring potential acquirers to negotiate with AmpliPhi’s board of directors, they would apply even if an offer may be considered beneficial by some shareholders. In addition, these provisions may frustrate or prevent any attempts by AmpliPhi’s shareholders to replace or remove AmpliPhi’s current management by making it difficult for shareholders to replace members of AmpliPhi’s board of directors, which is responsible for appointing the members of AmpliPhi’s management.
Risks Related to C3J’s Business
C3J has a limited operating history, has incurred significant operating losses since inception and expects to incur significant operating losses for the foreseeable future. C3J may never become profitable or, if achieved, be able to sustain profitability.
To date, C3J has funded its operations primarily through private placement offerings of equity securities. From inception through December 31, 2018, C3J received net proceeds of approximately $136.6 million from the issuance of shares of its common stock and warrants to purchase common stock. In addition, in connection with the execution of the Merger Agreement, certain shareholders of C3J have agreed to invest $10.0 million of gross proceeds in the Financing. As of December 31, 2018, C3J had cash and cash equivalents of  $9.7 million. C3J has incurred significant operating losses since its inception and expects to incur significant losses for the foreseeable future as C3J continues its development programs for Synthetic Phage for P. aeruginosa respiratory infections, and its STAMP-based product candidates, including C16G2, a STAMP targeting S. mutans that C3J is engineering into a phage to create a C16G2 Synthetic Phage, and STAMPs or Synthetic Phage, in combination or individually for other multi-drug resistant pathogens, collectively referred to herein as Product Candidates. In the future, C3J intends to continue to conduct research and development, clinical testing, regulatory compliance and, if its Product Candidates or other future product candidates, are approved for sale, and if C3J has not entered into partnerships for sales, marketing with third party companies that would cover costs associated with these activities, sales and marketing activities that, together with anticipated general and administrative expenses, will likely result in C3J incurring further significant losses for the foreseeable future.

C3J currently generates no revenue from product sales, and may never be able to commercialize its Product Candidates, or other future product candidates. C3J does not currently have the required approvals to market its Product Candidates and C3J may never receive them. C3J may not be profitable even if it or any of its future development partners succeed in commercializing any of C3J’s Product Candidates. Because of the numerous risks and uncertainties associated with developing and commercializing C3J’s Product Candidates, C3J is unable to predict the extent of any future losses or when it will become profitable, if at all.
C3J has financed its research and development activities by raising over $135.0 million in equity financings since its inception. As a result of the Merger, an additional $10.0 million will be invested into the combined company. Without the $10.0 million financing, and other equity or non-dilutive financings in the future, until C3J generates positive cash-flow from operations, C3J expects to continue to incur losses as it advances its product candidates in FDA (and international) regulated clinical trials. Although C3J has a successful track record, equity financings may not always be available and C3J’s recurring losses and negative cash flows from operations raise substantial doubt about its ability to continue as a going concern. As a result, the audit report of C3J’s independent registered public accounting firm contained in C3J’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017 included elsewhere in this proxy statement includes an explanatory paragraph that describes conditions that raise substantial doubt about C3J’s ability to continue as a going concern. If C3J is unable to obtain adequate financing when needed, it could be forced to delay, reduce or eliminate its research and development programs or other operations. If any of these events occur, C3J’s ability to achieve its development and commercialization goals would be adversely affected.
C3J’s business depends on the success of its Product Candidates, which are still in preclinical or clinical development, and its other future product candidates. If C3J is unable to obtain regulatory approval for or successfully commercialize its Product Candidates, or its other future product candidates, its business will be materially harmed.
To date, C3J’s business has been focused on the acquisition and development of its Product Candidates, including its STAMP platform, led by its clinical testing of C16G2, and its Synthetic Phage Product Candidates led by the development of a Synthetic Phage for P. aeruginosa. Successful continued development and ultimate regulatory approval of its Product Candidates is critical to the future success of its business. C3J has invested, and will continue to invest, a significant portion of its time and financial resources in the clinical development of its Product Candidates. C3J will need to raise sufficient funds to successfully complete its clinical development programs for its Product Candidates. The future regulatory and commercial success of its Product Candidates are subject to a number of risks, including the following:
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C3J may not have sufficient financial and other resources to complete the necessary preclinical or clinical trials for its Product Candidates including but not limited to Phase 2 clinical trials and, later, registrational clinical trials to obtain drug approval;

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C3J may not be able to obtain adequate evidence from clinical trials of efficacy and safety for its Product Candidates;

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C3J does not know the degree to which its Product Candidates will be accepted as a therapy by physicians, patients and payors, even if approved;

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in its clinical programs for its Product Candidates, C3J may experience variability in patients, adjustments to clinical trial procedures and the need for additional clinical trial sites, which could delay its clinical trial progress;

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the results of its clinical trials may not meet the level of statistical or clinical significance required by the United States Food and Drug Administration, or FDA, or comparable foreign regulatory bodies for marketing approval;

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patients in C3J’s clinical trials may die or suffer other adverse effects for reasons that may or may not be related to its Product Candidates, which could delay or prevent further clinical development;

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the standards implemented by clinical or regulatory agencies may change at any time;

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the FDA or foreign clinical or regulatory agencies may require efficacy endpoints for a Phase 3 clinical trial that differ from the endpoints of C3J’s current or future trials, which may require C3J to conduct additional clinical trials; and

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C3J may not be able to obtain, maintain or enforce its patents and other intellectual property rights.

Of the large number of drugs in development in the pharmaceutical industry, only a small percentage results in the submission of a new drug application, or NDA, to the FDA and even fewer are approved for commercialization. Furthermore, even if C3J does receive regulatory approval to market its Product Candidates, any such approval may be subject to limitations on the indicated uses or patient populations for which C3J may market the products. Accordingly, even if C3J is able to obtain the requisite financing to continue to fund its development programs, C3J may be unable to successfully develop or commercialize its Product Candidates. If C3J or any of its future development partners are unable to develop, or obtain regulatory approval for, or, if approved, successfully commercialize its Product Candidates, C3J may not be able to generate sufficient revenue to continue its business.
The results of preclinical studies and early clinical trials are not always predictive of future results. Any Product Candidate that C3J advances into clinical trials may not have favorable results in later clinical trials or receive regulatory approval.
Drug development has inherent risk. C3J will be required to demonstrate through adequate and well-controlled clinical trials that its product candidates are safe and effective, with a favorable benefit-risk profile, for use in their target indications before C3J can seek regulatory approvals for their commercial sale. Clinical studies are expensive, difficult to design and implement, can take many years to complete and are uncertain as to outcome. Delay or failure can occur at any stage of development, including after commencement of any of C3J’s clinical trials. In addition, success in early clinical trials does not mean that later clinical trials will be successful, because later-stage clinical trials may be conducted in broader patient populations and involve different study designs. For instance, C3J’s Phase 1 results may not be predictive of any future Phase 2 results. Furthermore, C3J’s future trials will need to demonstrate sufficient safety and efficacy in larger patient populations for approval by regulatory authorities. Companies frequently suffer significant setbacks in advanced clinical trials, even after earlier clinical trials have shown promising results. In addition, only a small percentage of drugs under development result in the submission of an NDA to the FDA and even fewer are approved for commercialization.
C3J cannot be certain that any of its ongoing or future clinical trials will be successful, and any safety concerns observed in any one of its clinical trials in its targeted indications could limit the prospects for regulatory approval of its product candidates in those and other indications.
If C3J encounters difficulties enrolling patients in its clinical trials, its clinical development activities could be delayed or otherwise adversely affected.
C3J may not be able to initiate, continue, or complete clinical trials required by the FDA or foreign regulatory agencies for its Product Candidates if it is unable to locate and enroll a sufficient number of eligible patients to participate in these clinical trials. Patient enrollment, a significant factor in the timing to conduct and complete clinical trials, is affected by many factors, including the size and nature of the patient population, the proximity of patients to clinical sites, the eligibility criteria for the trial, the design of the clinical trial, competing clinical trials, and clinicians’ and patients’ perceptions as to the potential advantages and disadvantages of the product candidate being studied in relation to other available therapies, including any new drugs that may be approved for the indications C3J is investigating. Potential patients for its Product Candidates may not be adequately diagnosed or identified with the diseases which C3J is targeting or may not meet the entry criteria for C3J’s studies.
C3J will be required to identify and enroll a sufficient number of patients for each of its clinical trials of its Product Candidates for their respective indications. C3J also may encounter difficulties in identifying and enrolling patients with a stage of infection appropriate for its ongoing or future clinical trials. C3J may not be able to initiate or continue clinical trials if it is unable to locate a sufficient number of eligible patients to participate in the clinical trials required by the FDA or other foreign regulatory agencies. In addition, the process of finding and diagnosing patients may prove costly. C3J’s inability to enroll a sufficient number of patients for any of its clinical trials would result in significant delays or may require C3J to abandon one or more clinical trials.
If clinical trials or regulatory approval processes for C3J’s Product Candidates are prolonged, delayed or suspended, C3J may be unable to commercialize its Product Candidates on a timely basis, which would require C3J to incur additional costs and delay C3J’s receipt of any revenue from potential product sales.
C3J cannot predict whether it will encounter problems with any of its completed, ongoing or planned clinical trials that will cause C3J or any regulatory authority to delay or suspend those clinical trials or delay the analysis of data derived from them. A number of events, including any of the following, could delay the completion of C3J’s ongoing and planned clinical trials and negatively affect its ability to obtain regulatory approval for, and to market and sell, a particular Product Candidate:
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conditions imposed on C3J by the FDA or other regulatory authorities regarding the scope or design of its clinical trials;

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insufficient supply of C3J product candidates or other materials necessary to conduct and complete its clinical trials;

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slow enrollment and retention rate of subjects in its clinical trials; and

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serious and unexpected drug-related side effects related to the product candidate being tested.

Commercialization of C3J’s Product Candidates may be delayed by the imposition of additional conditions on its clinical trials by the FDA or any other applicable foreign regulatory authority or the requirement of additional supportive studies by the FDA or such foreign regulatory authority.
C3J does not know whether C3J’s clinical trials will begin as planned, will need to be restructured, or will be completed on schedule, if at all. Delays in the initiation, enrollment or completion of C3J’s clinical trials will result in increased development costs for its Product Candidates, and its financial resources may be insufficient to fund any incremental costs. In addition, if C3J’s clinical trials are delayed, its competitors may be able to bring products to market before it does and the commercial viability of its Product Candidates could be limited.
If C3J fails to obtain the capital necessary to fund its operations, C3J will be unable to successfully develop and commercialize its Product Candidates and/or other future product candidates.
Although C3J believes that AmpliPhi’s net cash available at the closing of the Merger, together with C3J’s existing cash and cash equivalents and the proceeds from the Financing, will be sufficient to fund the combined company’s operations through the first half of 2020, C3J will require substantial additional future working capital in order to complete the remaining clinical development for its Product Candidates, and any of C3J’s future product candidates, through potential regulatory approval and through potential commercialization of these product candidates. The amount and timing of any expenditure needed to implement C3J’s development and commercialization programs will depend on numerous factors, including:
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the type, number, scope, progress, expansion costs, results of and timing of C3J’s ongoing or future clinical trials or the need for additional clinical trials of its Product Candidates for their respective indications, or any other product candidates which C3J is pursuing or may choose to pursue in the future;

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the costs of obtaining, maintaining and enforcing its patents and other intellectual property rights;

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the costs and timing of obtaining or maintaining manufacturing for its Product Candidates for their respective indications, and any other product candidates, including commercial manufacturing if any product candidate is approved;

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the costs and timing of establishing sales, marketing and reimbursement capabilities and enhanced internal controls over financial reporting;

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the terms and timing of establishing and maintaining collaborations, license agreements and other partnerships;

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costs associated with any new product candidates that C3J may develop, in-license or acquire;

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the effect of competing technological and market developments;

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the costs associated with being a public company; and

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the costs of obtaining regulatory approval.

Some of these factors are outside of C3J’s control. C3J does not expect its existing capital resources, together with the net cash of AmpliPhi at the closing of the Merger and the proceeds from the Financing, to be sufficient to enable it to fund the completion of its clinical trials and commercialization of its Product Candidates. C3J expects that it will need to raise substantial additional funds in the future.
C3J has not sold any products, and it does not expect to sell or derive revenue from any product sales for the foreseeable future. C3J may seek additional funding through future debt financings and potentially dilutive equity financings, as well as potential additional collaborations or strategic partnerships with other companies or through non-dilutive financings. Additional funding may not be available to C3J on acceptable terms or at all. In addition, the terms of any financing may adversely affect the holdings or the rights of C3J’s shareholders. In addition, the issuance of additional shares by C3J, or the possibility of such issuance, may cause the market price of C3J’s shares to decline.
If C3J is unable to obtain additional funding on a timely basis, C3J may be unable to complete planned clinical trials for its Product Candidates for their respective indications, and any of its other product candidates, and C3J may be required to significantly curtail some or all of its activities. C3J also could be required to seek funds through arrangements with collaborative partners or otherwise that may require C3J to relinquish rights to its product candidates or otherwise agree to terms unfavorable to C3J.
C3J’s industry is highly competitive, and its product candidates may become obsolete.
C3J is engaged in a rapidly evolving field. Competition from other pharmaceutical companies, biotechnology companies and research and academic institutions is intense and likely to increase. Many of those companies and institutions have substantially greater financial, technical and human resources than C3J. Those companies and institutions also have substantially greater experience in developing products, conducting clinical trials, obtaining regulatory approval and in manufacturing and marketing pharmaceutical products. C3J’s competitors may succeed in obtaining regulatory approval for their products more rapidly than it does. Competitors have developed or are in the process of developing technologies that are, or in the future may be, the basis for competitive products. Some of these competitive products may have an entirely different approach or means of accomplishing the desired therapeutic effect than products being developed by C3J. C3J’s competitors may succeed in developing products that are more effective and/or cost competitive than those it is developing, or that would render its product candidates less competitive or even obsolete. In addition, one or more of C3J’s competitors may achieve product commercialization or patent protection earlier than C3J, which could materially adversely affect C3J’s business.
If the FDA or other applicable regulatory authorities approve generic products that compete with any of C3J’s or any of its partners’ product candidates, the sales of C3J’s product candidates would be adversely affected.
Once an NDA or marketing authorization application outside the United States is approved, the product covered thereby becomes a “listed drug” that can, in turn, be cited by potential competitors in support of approval of an abbreviated new drug application in the United States. Agency regulations and other applicable regulations and policies provide incentives to manufacturers to create modified, non-infringing versions of a drug to facilitate the approval of an abbreviated new drug application or other application for generic substitutes in the United States and in nearly every pharmaceutical market around the world. These manufacturers might only be required to conduct a relatively inexpensive study to show that their product has the same active ingredient(s), dosage form, strength, route of administration and conditions of use, or labeling, as C3J’s product and that the generic product is bioequivalent to C3J’s product, meaning it is absorbed in the body at the same rate and to the same extent as C3J’s product. These generic equivalents, which must meet the same quality standards as branded pharmaceuticals, would be significantly less costly than C3J’s product to bring to market, and companies that produce generic equivalents are generally able to offer their products at lower prices. Thus, after the introduction of a generic competitor, a significant percentage of the sales of any branded product are typically lost to the generic product. Accordingly, competition from generic equivalents to C3J’s product or any of its partners’ future products, if any, would materially adversely affect C3J’s future revenue, profitability and cash flows and substantially limit its ability to obtain a return on the investments C3J has made and expects to make in its or any of its partners’ product candidates, including its Product Candidates.
If physicians and patients do not accept C3J’s future products or if the market for indications for which any Product Candidate is approved is smaller than expected, C3J may be unable to generate significant revenue, if any.
Even if any of C3J’s Product Candidates or future product candidates obtain regulatory approval, they may not gain market acceptance among physicians, patients, and third-party payers. Physicians may decide not to recommend its treatments for a variety of reasons including:
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timing of market introduction of competitive products;

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demonstration of clinical safety and efficacy compared to other products;

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cost-effectiveness;

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limited or no coverage by third-party payers;

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convenience and ease of administration;

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prevalence and severity of adverse side effects;

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restrictions in the label of the drug;

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other potential advantages of alternative treatment methods; and

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ineffective marketing and distribution support of its products.

If any of C3J’s Product Candidates are approved but fail to achieve market acceptance or such market is smaller than anticipated, C3J may not be able to generate significant revenue and its business would suffer.
As C3J evolves from a company that is primarily involved in clinical development to a company that is also involved in commercialization, it may encounter difficulties in expanding its operations successfully.
As C3J advances its Product Candidates through clinical trials, it will need to expand its development, regulatory, manufacturing, and marketing and sales capabilities and may need to further contract with third parties to provide these capabilities. As its operations expand, C3J likely will need to manage additional relationships with such third parties, as well as additional collaborators, distributors, marketers and suppliers.
Maintaining third party relationships for these purposes will impose significant added responsibilities on members of C3J’s management and other personnel. C3J must be able to effectively manage its development efforts; recruit and train sales and marketing personnel, effectively manage its participation in the clinical trials in which its product candidates are involved and improve its managerial, development, operational and finance systems, all of which may impose a strain on C3J’s administrative and operational infrastructure.
If C3J enters into arrangements with third parties to perform sales, marketing or distribution services, any product revenues that it receives, or the profitability of these product revenues to C3J, are likely to be lower than if C3J were to market and sell any products that it develops without the involvement of these third parties. In addition, C3J may not be successful in entering into arrangements with third parties to sell and market its products or in doing so on terms that are favorable to C3J. C3J likely will have little control over such third parties, and any of them may fail to devote the necessary resources and attention to sell and market its products effectively. If C3J does not establish sales and marketing capabilities successfully, either on its own or in collaboration with third parties, C3J will not be successful in commercializing its products.
The uncertainty associated with pharmaceutical reimbursement and related matters may adversely affect C3J’s business.
Market acceptance and sales of any one or more of C3J’s Product Candidates will depend on reimbursement policies and may be affected by future healthcare reform measures in the United States and in foreign jurisdictions. Government authorities and third-party payers, such as private health insurers and health maintenance organizations, decide which drugs they will cover and establish payment levels. C3J cannot be certain that reimbursement will be available for any of C3J’s product candidates. Also, C3J cannot be certain that reimbursement policies will not reduce the demand for, or the price paid for, C3J products. If reimbursement is not available or is available on a limited basis, C3J may not be able to successfully commercialize any product candidates that it develops.
In the United States, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, also called the Medicare Modernization Act, or MMA, changed the way Medicare covers and pays for pharmaceutical products. The legislation established Medicare Part D, which expanded Medicare coverage for outpatient prescription drug purchases by the elderly but provided authority for limiting the number of drugs that will be covered in any therapeutic class. The MMA also introduced a new reimbursement methodology based on average sales prices for physician-administered drugs.
The United States and several foreign jurisdictions are considering, or have already enacted, a number of legislative and regulatory proposals to change the healthcare system in ways that could affect its ability to sell its products profitably. Among policy makers and payers in the United States and elsewhere, there is significant interest in promoting changes in healthcare systems with the stated goals of containing healthcare costs, improving quality and/or expanding access to healthcare. In the United States, the pharmaceutical industry has been a particular focus of these efforts and has been significantly affected by major legislative initiatives. C3J expects to experience pricing pressures in connection with the sale of any products that it develops due to the trend toward managed healthcare, the increasing influence of health maintenance organizations, and additional legislative proposals.
In March 2010, the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Affordability Reconciliation Act, or collectively, ACA, became law in the United States, which substantially changed the way healthcare is financed by both governmental and private insurers. While C3J cannot predict what impact on federal reimbursement policies this legislation will have in general or on C3J’s business specifically, the ACA may result in downward pressure on pharmaceutical reimbursement, which could negatively affect market acceptance of, and the price C3J may charge for, any products it develops that receive regulatory approval. C3J also cannot predict the impact of ACA on C3J as many of the ACA reforms require the promulgation of detailed regulations implementing the statutory provisions, which have not yet been fully implemented.
If any product liability lawsuits are successfully brought against C3J or any of its collaborative partners, C3J may incur substantial liabilities and may be required to limit commercialization of its product candidates.
C3J faces an inherent risk of product liability lawsuits related to the testing of its product candidates in seriously ill patients and will face an even greater risk if product candidates are approved by regulatory authorities and introduced commercially. Product liability claims may be brought against C3J or its partners by participants enrolled in C3J’s clinical trials, patients, healthcare providers or others using, administering or selling any of C3J’s future approved products. If C3J cannot successfully defend itself against any such claims, it may incur substantial liabilities. Regardless of merit or eventual outcome, liability claims may result in:
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decreased demand for any of C3J’s future approved products;

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injury to C3J’s reputation;

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withdrawal of clinical trial participants;

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termination of clinical trial sites or entire trial programs;

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significant litigation costs;

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substantial monetary awards to or costly settlements with patients or other claimants;

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product recalls or a change in the indications for which products may be used;

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loss of revenue;

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diversion of management and scientific resources from C3J’s business operations; and

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the inability to commercialize C3J’s product candidates.

If any of C3J’s product candidates are approved for commercial sale, C3J will be highly dependent upon consumer perceptions of C3J and the safety and quality of its products. C3J could be adversely affected if it is subject to negative publicity. C3J could also be adversely affected if any of its products or any similar products distributed by other companies prove to be, or are asserted to be, harmful to patients. Also, because of C3J’s dependence upon consumer perceptions, any adverse publicity associated with illness or other adverse effects resulting from patients’ use or misuse of C3J’s products or any similar products distributed by other companies could have a material adverse impact on C3J’s results of operations.
C3J does not currently hold product liability insurance coverage. Prior to commercialization of its product candidates, C3J will need to purchase insurance coverage. As a result, C3J may be unable to maintain or obtain sufficient insurance at a reasonable cost to protect C3J against losses that could have a material adverse effect on its business. These liabilities could prevent or interfere with C3J’s product development and commercialization efforts. A successful product liability claim or series of claims brought against C3J, particularly if judgments exceed C3J’s insurance coverage, could decrease C3J’s cash resources and adversely affect its business, financial condition and results of operations.
C3J’s employees, contractors and partners may engage in misconduct or other improper activities, including noncompliance with regulatory standards and requirements and insider trading.
C3J is exposed to the risk of fraud or other misconduct by its employees, contractors or partners. Misconduct by these parties could include failures to comply with FDA regulations, to provide accurate information to the FDA, to comply with federal and state healthcare fraud and abuse laws and regulations, to report financial information or data timely, completely or accurately, or to disclose unauthorized activities to C3J. In particular, sales, marketing and business arrangements in the healthcare industry are subject to extensive laws and regulations intended to prevent fraud, misconduct, kickbacks, self-dealing and other abusive practices. These laws and regulations may restrict or prohibit a wide range of pricing, discounting, marketing and promotion, sales commission, customer incentive programs and other business arrangements. Third-party misconduct could also involve the improper use of information obtained in the course of clinical trials, which could result in regulatory sanctions and serious harm to C3J’s reputation. It is not always possible to identify and deter misconduct, and the precautions C3J takes to detect and prevent this activity may not be effective in controlling unknown or unmanaged risks or losses or in protecting C3J from governmental investigations or other actions or lawsuits stemming from a failure to comply with these laws or regulations. If any such actions are instituted against C3J resulting from this misconduct and C3J is not successful in defending itself or asserting its rights, those actions could have a significant impact on its business, including the imposition of significant fines or other sanctions.
C3J enters into various contracts in the normal course of its business in which C3J indemnifies the other party to the contract. In the event C3J has to perform under these indemnification provisions, it could have a material adverse effect on its business, financial condition and results of operations.
In the normal course of business, C3J periodically enters into academic, commercial, service, collaboration, licensing, consulting and other agreements that contain indemnification provisions. With respect to C3J’s academic and other research agreements, C3J typically indemnifies the institution and related parties from losses arising from claims relating to the products, processes or services made, used, sold or performed pursuant to the agreements for which C3J has secured licenses, and from claims arising from C3J’s or its potential sublicensees’ exercise of rights under the agreement. With respect to C3J’s commercial agreements, C3J indemnifies its vendors from any third-party product liability claims that could result from the production, use or consumption of the product, as well as for alleged infringements of any patent or other intellectual property right by a third party.
Should C3J’s obligation under an indemnification provision exceed applicable insurance coverage or if C3J were denied insurance coverage, C3J’s business, financial condition and results of operations could be adversely affected. Similarly, if C3J is relying on a collaborator to indemnify C3J and the collaborator is denied insurance coverage or the indemnification obligation exceeds the applicable insurance coverage, and if the collaborator does not have other assets available to indemnify C3J, its business, financial condition and results of operations could be adversely affected.
Because its Product Candidates have not yet received regulatory approval for any indication, it is difficult to predict the time and cost of development and C3J’s ability to successfully complete clinical development and obtain the necessary regulatory approvals for commercialization.
C3J’s Product Candidates have not yet received regulatory approval for their respective indications, and unexpected problems may arise that could cause C3J to delay, suspend or terminate its development efforts in any or all indications. Further, its Product Candidates have not yet demonstrated efficacy in patients, and the long-term safety consequences of each of its Product Candidates are not known.
Any product candidate in C3J’s current or future clinical trials may cause unacceptable adverse events or have other properties that may delay or prevent its regulatory approval or commercialization or limit its commercial potential.
Unacceptable adverse events caused by any of C3J’s product candidates in current or future clinical trials could cause C3J or regulatory authorities to interrupt, delay or halt clinical trials and could result in the denial of regulatory approval by the FDA or other regulatory authorities for any or all targeted indications and markets. This in turn could prevent C3J from completing development of or commercializing the affected product candidate and generating revenue from its sale. If any of C3J’s product candidates cause unacceptable adverse events in clinical trials, C3J may not be able to obtain regulatory approval or commercialize such product candidate.
If C3J fails to develop and commercialize other product candidates, C3J may be unable to grow its business.
Although the development and commercialization of its Product Candidates is C3J’s primary focus, as part of its longer-term growth strategy, C3J plans to evaluate the development and commercialization of other therapies developed from its STAMP Platform or Synthetic Phage Platform including products that are created by combining both platforms, such as a synthetic S. mutans phage engineered with the C16G2 STAMP. These other product candidates may require additional, time-consuming development efforts prior to commercial sale, including preclinical studies, clinical trials and approval by the FDA and/or applicable foreign regulatory authorities. All product candidates are prone to the risks of failure that are inherent in pharmaceutical product development, including the possibility that the product candidate will not be shown to be sufficiently safe and effective for approval by regulatory authorities. In addition, C3J cannot assure you that any such products that are approved will be manufactured or produced economically, be successfully commercialized, be widely accepted in the marketplace, or be more effective than other commercially available alternatives.
Risks Related to C3J’s Development, Commercialization and Regulatory Approval
If C3J is unable to obtain required regulatory approvals, it will be unable to market and sell its product candidates.
C3J’s product candidates are subject to extensive governmental regulations relating to development, clinical trials, manufacturing, oversight of clinical investigators, recordkeeping and commercialization. Rigorous preclinical testing and clinical trials and an extensive regulatory review and approval process are required to be successfully completed in the United States and in each foreign jurisdiction in which C3J offers its products before a new drug can be sold in such jurisdictions. Satisfaction of these and other regulatory requirements is costly, time consuming, uncertain, and subject to unanticipated delays. The time required to obtain approval by the FDA, or the regulatory authority in such other jurisdictions is unpredictable and often exceeds five years following the commencement of clinical trials, depending upon the complexity of the product candidate.
In connection with the clinical development of its product candidates, C3J faces risks that:
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the product candidate may not prove to be safe and efficacious;

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patients may die or suffer serious adverse effects for reasons that may or may not be related to the product candidate being tested;

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C3J may fail to maintain adequate records of observations and data from its clinical trials, to establish and maintain sufficient procedures to oversee, collect data from, and manage clinical trials, or to monitor clinical trial sites and investigators to the satisfaction of the FDA or other regulatory agencies;

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the results of later-phase clinical trials may not confirm the results of earlier clinical trials; and

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the results from clinical trials may not meet the level of statistical significance or clinical benefit-to-risk ratio required by the FDA or other regulatory agencies to receive marketing approval.

Only a small percentage of product candidates for which clinical trials are initiated receive approval for commercialization. Furthermore, even if C3J does receive regulatory approval to market a product candidate, any such approval may be subject to limitations such as those on the indicated uses for which C3J may market a particular product candidate.
If C3J loses key management personnel, or if C3J fails to recruit additional highly skilled personnel, its ability to identify, develop and commercialize products will be impaired.
C3J is highly dependent on its current Chief Executive Officer, Todd R. Patrick, who will continue as the Chief Executive Officer of the combined company following the Merger, its Chief Development Officer, Brian Varnum, Ph.D., who will transition to President and Chief Development Officer of the combined company, and its Vice President of Operations, Duane Morris, who will continue as the Vice President of Operations of the combined company. The loss of Mr. Patrick, Dr. Varnum, Mr. Morris, or any other key member of C3J’s staff would impair C3J’s ability to identify, develop and market new products. The loss of the services of these key personnel, or the inability to attract and retain additional qualified personnel, could result in delays to development or approval, loss of sales and diversion of management resources. In addition, C3J depends on its ability to attract and retain other highly skilled personnel. Competition for qualified personnel is intense, and the process of hiring and integrating such qualified personnel is often lengthy. C3J may be unable to recruit such personnel on a timely basis, if at all, which would negatively affect C3J’s development and commercialization programs.
Additionally, C3J does not currently maintain “key person” life insurance on the lives of Mr. Patrick, Dr. Varnum, Mr. Morris, or any other key personnel and does not expect to maintain such a policy for the combined company following the Merger. This lack of insurance means that C3J may not receive adequate compensation for the loss of the services of these individuals.
C3J currently has no marketing, sales or distribution infrastructure with respect to its product candidates. If C3J is unable to develop its sales, marketing and distribution capability on its own or through collaborations with marketing partners, C3J will not be successful in commercializing its product candidates.
C3J currently has no marketing, sales or distribution capabilities and has limited sales or marketing experience within its organization. If any of C3J’s product candidates, including its current Product Candidates, are approved, C3J intends either to establish a sales and marketing organization with technical expertise and supporting distribution capabilities to commercialize its Product Candidates, or to outsource this function to a third party. Either of these options would be expensive and time consuming. Some or all of these costs may be incurred in advance of any approval of its Product Candidates. In addition, C3J may not be able to hire a sales force in the United States that is sufficient in size or has adequate expertise in the medical markets that C3J intends to target. Any failure or delay in the development of C3J’s internal sales, marketing and distribution capabilities would adversely affect the commercialization of its Product Candidates and other future product candidates.
With respect to C3J’s existing and future product candidates, C3J may choose to collaborate with third parties that have direct sales forces and established distribution systems, either to augment its own sales force and distribution systems or as an alternative to C3J’s own sales force and distribution systems. To the extent that C3J enters into co-promotion or other licensing arrangements, C3J’s product revenue may be lower than if it directly marketed or sold any approved products. In addition, any revenue C3J receives will depend in whole or in part upon the efforts of these third parties, which may not be successful and are generally not within C3J’s control. If C3J is unable to enter into these arrangements on acceptable terms or at all, C3J may not be able to successfully commercialize any approved products. If C3J is not successful in commercializing any approved products, either on its own or through collaborations with one or more third parties, C3J’s future product revenue will suffer and it may incur significant additional losses.
C3J’s product candidates will remain subject to ongoing regulatory review even if they receive marketing approval, and if C3J fails to comply with continuing regulations, C3J could lose these approvals and the sale of any approved C3J commercial products could be suspended.
Even if C3J receives regulatory approval to market a particular product candidate, the manufacturing, labeling, packaging, adverse event reporting, storage, advertising, promotion, and record keeping related to the product will remain subject to extensive regulatory requirements. If C3J fails to comply with the regulatory requirements of the FDA and other applicable domestic and foreign regulatory authorities, or previously unknown problems with any approved product, manufacturer, or manufacturing process are discovered, C3J could be subject to administrative or judicially imposed sanctions, including:
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restrictions on the products, manufacturers, or manufacturing processes;

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warning letters;

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civil or criminal penalties;

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fines;

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injunctions;

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product seizures or detentions;

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pressure to initiate voluntary product recalls;

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suspension or withdrawal of regulatory approvals; and

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refusal to approve pending applications for marketing approval of new products or supplements to approved applications.

Even if C3J obtains FDA approval of its Product Candidates or any other future product candidate, C3J or its partners may never obtain approval or commercialize its products outside of the United States, which would limit C3J’s ability to realize their full market potential.
In order to market any products outside of the United States, C3J must establish and comply with numerous and varying regulatory requirements of other countries regarding clinical trial design, safety and efficacy. Clinical trials conducted in one country may not be accepted by regulatory authorities in other countries, and regulatory approval in one country does not mean that regulatory approval will be obtained in any other country. Approval procedures vary among countries and can involve additional product testing and validation and additional administrative review periods. Seeking foreign regulatory approvals could result in significant delays, difficulties and costs for C3J and may require additional preclinical studies or clinical trials which would be costly and time consuming. Regulatory requirements can vary widely from country to country and could delay or prevent the introduction of C3J’s products in those countries. Satisfying these and other regulatory requirements is costly, time consuming, uncertain and subject to unanticipated delays. In addition, C3J’s failure to obtain regulatory approval in any country may delay or have negative effects on the process for regulatory approval in other countries. C3J and its partners do not have any product candidates approved for sale in any jurisdiction, including international markets, and C3J does not have experience in obtaining regulatory approval in international markets. If C3J or its partners fail to comply with regulatory requirements in international markets or to obtain and maintain required approvals, C3J’s target market will be reduced and its ability to realize the full market potential of its products will be harmed.
If C3J does not obtain protection under the Hatch-Waxman Amendments and similar foreign legislation by extending the term of patents covering each of C3J’s product candidates, C3J’s business may be materially harmed.
Depending upon the timing, duration and conditions of FDA marketing approval of C3J’s product candidates, one or more of C3J’s United States patents may be eligible for limited patent term extension under the Drug Price Competition and Patent Term Restoration Act of 1984, referred to as the Hatch-Waxman Amendments. The Hatch-Waxman Amendments permit a patent term extension of up to five years for a patent covering an approved product as compensation for effective patent term lost during product development and the FDA regulatory review process. However, C3J may not receive an extension if it fails to apply within applicable deadlines, fails to apply prior to expiration of relevant patents or otherwise fails to satisfy applicable requirements. Moreover, the length of the extension could be less than C3J requests. If C3J is unable to obtain a patent term extension or the term of any such extension is less than C3J requests, the period during which C3J can enforce its patent rights for that product may not extend beyond the current patent expiration dates and C3J’s competitors may obtain approval to market competing products sooner. As a result, C3J’s revenue could be materially reduced.
If C3J or its partners market products in a manner that violates fraud and abuse and other healthcare laws, or if C3J or its partners violate government price reporting laws, C3J or its partners may be subject to administrative, civil and/or criminal penalties.
In addition to FDA restrictions on marketing of pharmaceutical products, several other types of state and federal healthcare laws, including those commonly referred to as “fraud and abuse” laws, have been applied in recent years to restrict certain marketing practices in the pharmaceutical industry. These laws include, among others, false claims and anti-kickback statutes. At such time, if ever, as C3J or any of its partners market any of its future approved products, it is possible that some of the business activities of C3J and/or its partners could be subject to challenge under one or more of these laws.
Federal false claims, false statements and civil monetary penalties laws prohibit, among other things, any person from knowingly presenting, or causing to be presented, a false claim for payment to the federal government or knowingly making, or causing to be made, a false statement to get a false claim paid. The federal healthcare program anti-kickback statute prohibits, among other things, knowingly and willfully offering, paying, soliciting or receiving remuneration to induce, or in return for, purchasing, leasing, ordering or arranging for the purchase, lease or order of any healthcare item or service reimbursable under Medicare, Medicaid or other federally financed healthcare programs. This statute has been interpreted to apply to arrangements between pharmaceutical manufacturers on the one hand and prescribers, purchasers and formulary managers on the other. Although there are several statutory exceptions and regulatory safe harbors protecting certain common activities from prosecution, the exceptions and safe harbors are drawn narrowly, and practices that involve remuneration intended to induce prescribing, purchasing or recommending may be subject to scrutiny if they do not qualify for an exception or safe harbor.
In addition, C3J and/or its partners may be subject to data privacy and security regulation, including the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information Technology for Economic and Clinical Health Act, and their respective implementing regulations, which impose specified requirements relating to the privacy, security and transmission of individually identifiable health information.
Most states also have statutes or regulations similar to these federal laws, which may apply to items such as pharmaceutical products and services reimbursed by private insurers. C3J and/or its partners may be subject to administrative, civil and criminal sanctions for violations of any of these federal and state laws. Pharmaceutical and other healthcare companies have been prosecuted under these laws for a variety of promotional and marketing activities, such as: providing free trips, free goods, sham consulting fees and grants and other monetary benefits to prescribers; reporting to pricing services inflated average wholesale prices that were then used by federal programs to set reimbursement rates; engaging in off-label promotion; and submitting inflated best price information to the Medicaid Rebate Program to reduce liability for Medicaid rebates.
Risks Related to C3J’s Reliance on Third Parties
C3J relies on third parties for aspects of product development.
C3J relies on third parties for certain aspects of product development, such as for animal pharmacology and toxicology studies, and analytical assay development. In particular, C3J entered into the Research and Option Agreement with PharmaCo (each as defined below) to engage in research of engineered phage, or a combination of two or more engineered phages, that infect specific bacteria, pursuant to the criteria set forth in the research plan. For more information about the Research and Option Agreement, please refer to the section entitled “C3J Business — Preclinical and Clinical Development Programs — Research Collaboration and Option to License Agreement” below. Because C3J relies on third parties to conduct certain activities, C3J has less control over the success of these programs than it would if it was conducting them on its own. Factors beyond C3J’s control that could impact the success of these programs include the amount of resources devoted to the programs by the applicable third party, the staffing of those projects by third-party personnel, and the amount of time such personnel devote to its programs compared to other programs. Failure of C3J’s third-party collaborators to successfully complete the projects that C3J is working on with them could result in delays in product development and the need to expend additional resources, increasing C3J’s expenses beyond current expectations. In addition, the termination of any material agreement with any third party upon which C3J relies, including but not limited to PharmaCo, could have a material adverse impact on C3J’s business, product development efforts, and ability to commercialize its products or obtain regularly approval.
C3J will rely on third parties to conduct C3J’s clinical trials, and their failure to perform their obligations in a timely or competent manner may delay development and commercialization of its product candidates.
C3J expects to use third parties, such as clinical research organizations, to assist in conducting its clinical trials. However, C3J may face delays outside of its control if these third parties do not perform their obligations in a timely or competent fashion or if C3J is forced to change service providers. This risk is heightened for clinical trials conducted outside of the United States, where it may be more difficult to ensure that clinical trials are conducted in compliance with FDA requirements. Any third party that C3J hires to conduct clinical trials may also provide services to C3J’s competitors, which could compromise the performance of their obligations to C3J. If C3J experiences significant delays in the progress of its clinical trials, the commercial prospects for product candidates could be harmed and AmpliPhi’s ability to generate product revenue would be delayed or prevented.
C3J’s reliance on third parties may require it to share its trade secrets, which will increase the possibility that a competitor will discover them or that C3J’s trade secrets will be misappropriated or disclosed.
Because C3J may rely on third parties to conduct its clinical trials and to produce its product candidates, C3J must, at times, share trade secrets with them. C3J will seek to protect its proprietary technology in part by entering into confidentiality agreements and, if applicable, material transfer agreements, consulting agreements or other similar agreements with its third-party contractors and consultants prior to disclosing proprietary information. These agreements typically limit the rights of the third parties to use or disclose C3J’s confidential information, including its trade secrets. Despite the contractual provisions employed when working with third parties, the need to share trade secrets and other confidential information increases the risk that such trade secrets become known by C3J’s competitors, are inadvertently incorporated into the technology of others, or are disclosed or used in violation of these agreements. Given that C3J’s proprietary position is based, in part, on its know-how and trade secrets, a competitor’s discovery of C3J’s trade secrets or other unauthorized use or disclosure would impair C3J’s competitive position and may have a material adverse effect on its business.

Risks Related to C3J’s Intellectual Property
C3J depends on patents and proprietary technology. If C3J fails to adequately protect this intellectual property or if C3J otherwise does not have exclusivity for the marketing of its products, its ability to commercialize products could suffer.
C3J’s commercial success will depend in part on its ability to obtain and maintain patent protection sufficient to prevent others from marketing its product candidates, as well as to defend and enforce these patents against infringement and to operate without infringing the proprietary rights of others. Protection of C3J’s product candidates from unauthorized use by third parties will depend on having valid and enforceable patents cover its product candidates or their manufacture or use or having effective trade secret protection. If C3J’s patent applications do not result in issued patents, or if C3J’s patents are found to be invalid, C3J will lose the ability to exclude others from making, using or selling the inventions claimed therein. C3J has a limited number of patents and pending patent applications.
The patent positions of biotechnology companies can be uncertain and involve complex legal and factual questions. This is due to inconsistent application of policy and changes in policy relating to examination and enforcement of biotechnology patents to date on a global scale. The laws of some countries may not protect intellectual property rights to the same extent as the laws of countries having well-established patent systems, and those countries may lack adequate rules and procedures for defending C3J’s intellectual property rights. Also, changes in either patent laws or in interpretations of patent laws may diminish the value of C3J’s intellectual property. C3J is not able to guarantee that all of its patent applications will result in the issuance of patents and C3J cannot predict the breadth of claims that may be allowed in its patent applications or in the patent applications it may license from others.
Central provisions of The Leahy-Smith America Invents Act, or the America Invents Act, went into effect on September 16, 2012 and on March 16, 2013. The America Invents Act includes a number of significant changes to U.S. patent law. These changes include provisions that affect the way patent applications are being filed, prosecuted and litigated. For example, the America Invents Act enacted proceedings involving post-issuance patent review procedures, such as inter partes review, or IPR, and post-grant review, that allow third parties to challenge the validity of an issued patent in front of the United States Patent and Trademark Office, or the U.S. PTO, Patent Trial and Appeal Board. Each proceeding has different eligibility criteria and different patentability challenges that can be raised. IPRs permit any person (except a party who has been litigating the patent for more than a year) to challenge the validity of the patent on the grounds that it was anticipated or made obvious by prior art. Patents covering pharmaceutical products have been subject to attack in IPRs from generic drug companies and from hedge funds. If it is within nine months of the issuance of the challenged patent, a third party can petition the U.S. PTO for post-grant review, which can be based on any invalidity grounds and is not limited to prior art patents or printed publications.
In post-issuance proceedings, U.S. PTO rules and regulations generally tend to favor patent challengers over patent owners. For example, unlike in district court litigation, claims challenged in post-issuance proceedings are given their broadest reasonable meaning, which increases the chance that a claim might be invalidated by prior art or lack support in the patent specification. As another example, unlike in district court litigation, there is no presumption of validity for an issued patent, and thus, a challenger’s burden to prove invalidity is by a preponderance of the evidence, as opposed to the heightened clear and convincing evidence standard. As a result of these rules and others, statistics released by the U.S. PTO show a high percentage of claims being invalidated in post-issuance proceedings. Moreover, with few exceptions, there is no standing requirement to petition the U.S. PTO for inter partes review or post-grant review. In other words, companies that have not been charged with infringement or that lack commercial interest in the patented subject matter can still petition the U.S. PTO for review of an issued patent. Thus, even where C3J has issued patents, its rights under those patents may be challenged and ultimately not provide C3J with sufficient protection against competitive products or processes.
The degree of future protection for C3J’s proprietary rights is uncertain because legal means afford only limited protection and may not adequately protect C3J’s rights or permit it to gain or keep its competitive advantage. For example:

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C3J might not be the first to file patent applications for its inventions;

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others may independently develop similar or alternative product candidates to any of C3J’s product candidates that fall outside the scope of C3J’s patents;

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C3J’s pending patent applications may not result in issued patents;

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C3J’s issued patents may not provide a basis for commercially viable products or may not provide C3J with any competitive advantages or may be challenged by third parties;

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others may design around C3J’s patent claims to produce competitive products that fall outside the scope of C3J’s patents;

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C3J may not develop additional patentable proprietary technologies related to C3J’s product candidates; and

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C3J is dependent upon the diligence of its appointed agents in national jurisdictions, acting for and on its behalf, which control the prosecution of pending domestic and foreign patent applications and maintain granted domestic and foreign patents.

An issued patent does not guarantee C3J the right to practice the patented technology or commercialize the patented product. Third parties may have blocking patents that could be used to prevent C3J from commercializing C3J’s patented products and practicing its patented technology. C3J’s issued patents and those that may be issued in the future may be challenged, invalidated or circumvented, which could limit C3J’s ability to prevent competitors from marketing the same or related product candidates or could limit the length of the term of patent protection of C3J’s product candidates. Moreover, because of the extensive time required for development, testing and regulatory review of a potential product, it is possible that, before any of C3J’s product candidates can be commercialized, any related patent may expire or remain in force for only a short period following commercialization, thereby reducing any advantage of the patent. Patent term extensions may not be available for these patents.
C3J relies on trade secrets and other forms of non-patent intellectual property protection. If C3J is unable to protect its trade secrets, other companies may be able to compete more effectively against C3J.
C3J relies on trade secrets to protect certain aspects of its technology, including its proprietary processes for manufacturing and purifying bacteriophages. Trade secrets are difficult to protect, especially in the pharmaceutical industry, where much of the information about a product must be made public during the regulatory approval process. Although C3J uses reasonable efforts to protect its trade secrets, its employees, consultants, contractors, outside scientific collaborators and other advisors may unintentionally or willfully disclose C3J’s information to competitors. Enforcing a claim that a third party illegally obtained and is using C3J’s trade secret information is expensive and time-consuming, and the outcome is unpredictable. In addition, courts outside the United States may be less willing to or may not protect trade secrets. Moreover, C3J’s competitors may independently develop equivalent knowledge, methods and know-how.
If C3J is sued for infringing intellectual property rights of third parties or if C3J is forced to engage in an interference proceeding, it will be costly and time-consuming, and an unfavorable outcome in that litigation or interference would have a material adverse effect on C3J’s business.
C3J’s ability to commercialize its product candidates depends on its ability to develop, manufacture, market and sell its product candidates without infringing the proprietary rights of third parties. Numerous United States and foreign patents and patent applications, which are owned by third parties, exist in the general field of anti-infective products or in fields that otherwise may relate to C3J’s product candidates. If C3J is shown to infringe, C3J could be enjoined from use or sale of the claimed invention if it is unable to prove that the patent is invalid. In addition, because patent applications can take many years to issue, there may be currently pending patent applications, unknown to C3J, which may later result in issued patents that C3J’s product candidates may infringe, or which may trigger an interference proceeding regarding one of C3J’s owned or licensed patents or applications. There could also be existing patents of which C3J is not aware that C3J’s product candidates may inadvertently infringe or which may become involved in an interference proceeding.

The biotechnology and pharmaceutical industries are characterized by the existence of a large number of patents and frequent litigation based on allegations of patent infringement. For so long as C3J’s product candidates are in clinical trials, C3J believes its clinical activities fall within the scope of the exemptions provided by 35 U.S.C. Section 271(e) in the United States, which exempts from patent infringement liability activities reasonably related to the development and submission of information to the FDA. As C3J’s clinical investigational drug product candidates progress toward commercialization, the possibility of a patent infringement claim against C3J increases. While C3J attempts to ensure that its active clinical investigational drugs and the methods it employs to manufacture them, as well as the methods for their use C3J intends to promote, do not infringe other parties’ patents and other proprietary rights, C3J cannot be certain they do not, and competitors or other parties may assert that C3J infringes their proprietary rights in any event.
C3J may be exposed to future litigation based on claims that its product candidates, or the methods it employs to manufacture them, or the uses for which it intends to promote them, infringe the intellectual property rights of others. C3J’s ability to manufacture and commercialize its product candidates may depend on its ability to demonstrate that the manufacturing processes it employs and the use of its product candidates do not infringe third-party patents. If third-party patents were found to cover C3J’s product candidates or their use or manufacture, C3J could be required to pay damages or be enjoined and therefore unable to commercialize its product candidates, unless it obtained a license. A license may not be available to C3J on acceptable terms, if at all.
C3J’s rights to develop and commercialize its product candidates are subject in part to the terms and conditions of an exclusive license granted to C3J by The Regents of the University of California.
C3J entered into an exclusive license agreement, or the UCLA Agreement, with The Regents of the University of California, or UCLA, on April 24, 2007. Pursuant to the terms of the UCLA Agreement, UCLA granted an exclusive license to C3J of its rights in its specifically targeted antimicrobial peptide, or STAMP, platform, including rights to develop and commercialize any products developed using the STAMP platform. In exchange for the exclusive license, UCLA was entitled to receive from C3J an upfront payment, and is entitled to receive, for the term of the UCLA Agreement, milestone payments tied to the achievement of product development and regulatory milestones, and royalty payments based on net sales of products developed using the STAMP platform, subject to certain reductions. C3J must diligently proceed with the development, manufacture and sale of the products developed using the STAMP platform. Unless earlier terminated pursuant to other provisions of the UCLA Agreement, the UCLA Agreement will be effective for the life of the last-to-expire patent related to the STAMP platform, or until the last patent application licensed under the UCLA Agreement is abandoned, provided that no licensed patent is issued.
C3J does not have, nor has C3J had, any material disputes with UCLA regarding the UCLA Agreement. However, if there is any future dispute between C3J and UCLA regarding the parties’ rights under the UCLA Agreement, C3J’s ability to develop and commercialize any products developed using the STAMP platform may be materially harmed. Any uncured, material breach under the UCLA Agreement could result in C3J’s loss of exclusive rights to the STAMP platform and may lead to a complete termination of the UCLA Agreement and force C3J to cease product development efforts for the STAMP platform.
C3J may fail to comply with any of its obligations under agreements pursuant to which it licenses rights or technology, which could result in the loss of rights or technology that are material to C3J’s business.
C3J may enter into license agreements from time to time. Licensing of intellectual property is important to C3J’s business and involves complex legal, business and scientific issues. Disputes may arise regarding intellectual property subject to a licensing agreement, including but not limited to:
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the scope of rights granted under the license agreement and other interpretation-related issues;

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the extent to which C3J’s technology and processes infringe on intellectual property of the licensor that is not subject to the licensing agreement;

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the sublicensing of patent and other rights;

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C3J’s diligence obligations under the license agreement and what activities satisfy those diligence obligations;

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the ownership of inventions and know-how resulting from the joint creation or use of intellectual property by C3J and its licensors and collaborators; and

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the priority of invention of patented technology.

If disputes over intellectual property and other rights that C3J has licensed or acquired from third parties prevent or impair C3J’s ability to maintain its current licensing arrangements on acceptable terms, C3J may be unable to successfully develop and commercialize the affected product candidates.
Risks Related to the Combined Company
The combined company will be seeking to develop antibacterial agents using bacteriophage technology, a novel approach, which makes it difficult to predict the time and cost of development. No bacteriophage products have been approved in the United States or elsewhere.
The combined company will be developing product candidates with bacteriophage technology. The combined company will not have, nor to AmpliPhi’s and C3J’s knowledge has any other company, received regulatory approval from the FDA or equivalent foreign agencies for a pharmaceutical drug based on this approach. While in vitro studies have characterized the behavior of bacteriophages in cell cultures and there exists a body of literature regarding the use of phage therapy in humans, the safety and efficacy of phage therapy in humans has not been extensively studied in well-controlled modern clinical trials. Most of the prior research on phage-based therapy was conducted in the former Soviet Union prior to and immediately after World War II and lacked appropriate control group design or lacked control groups at all. Furthermore, the standard of care has changed substantially during the ensuing decades since those studies were performed, diminishing the relevance of prior claims of improved cure rates. Neither AmpliPhi nor C3J can be certain that this approach will lead to the development of approvable or marketable drugs.
Developing phage-based therapies on a commercial scale will also require developing new manufacturing processes and techniques. The combined company and its third-party collaborators may experience delays in developing manufacturing capabilities for the combined company’s product candidates, and may not be able to do so at the scale required to efficiently conduct the clinical trials required to obtain regulatory approval of its product candidates, or to manufacture commercial quantities of their products, if approved.
In addition, the FDA or other regulatory agencies may lack experience in evaluating the safety and efficacy of drugs based on these approaches, which could lengthen the regulatory review process, increase the combined company’s development costs and delay or prevent commercialization of the combined company’s product candidates.
Delays in the combined company’s clinical trials could result in it not achieving anticipated developmental milestones when expected, increased costs, and delay its ability to obtain regulatory approval for and commercialize its product candidates.
Delays in the combined company’s ability to commence or enroll patients for its clinical trials could result in it not meeting anticipated clinical milestones and could materially impact its product development costs and delay regulatory approval of its product candidates. Planned clinical trials may not be commenced or completed on schedule, or at all. Clinical trials can be delayed for a variety of reasons, including:
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delays in the development of manufacturing capabilities for the combined company’s product candidates to enable their consistent production at clinical trial scale;

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failures in the combined company’s internal manufacturing operations that result in its inability to consistently and timely produce bacteriophages in sufficient quantities to support its clinical trials;

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the availability of financial resources to commence and complete the combined company’s planned clinical trials;

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delays in reaching a consensus with clinical investigators on study design;

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delays in reaching a consensus with regulatory agencies on trial design or in obtaining regulatory approval to commence a trial;

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delays in obtaining clinical materials;

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slower than expected patient recruitment for participation in clinical trials;

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failure by clinical trial sites, other third parties, or the combined company to adhere to clinical trial agreements;

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delays in reaching agreement on acceptable clinical trial agreement terms with prospective sites or obtaining institutional review board approval; and

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adverse safety events experienced during the combined company’s clinical trials.

If the combined company does not successfully commence or complete its clinical trials on schedule, the price of its common stock may decline.
Completion of clinical trials depends, among other things, on the combined company’s ability to enroll a sufficient number of patients, which is a function of many factors, including:
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the therapeutic endpoints chosen for evaluation;

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the eligibility criteria defined in the protocol;

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the perceived benefit of the product candidate under study;

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the size of the patient population required for analysis of the clinical trial’s therapeutic endpoints;

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the combined company’s ability to recruit clinical trial investigators and sites with the appropriate competencies and experience;

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the combined company’s ability to obtain and maintain patient consents; and

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competition for patients from clinical trials for other treatments.

The combined company may experience difficulties in enrolling patients in its clinical trials, which could increase the costs or affect the timing or outcome of these clinical trials. This is particularly true with respect to diseases with relatively small patient populations.
The combined company will not have completed formulation development of its product candidates.
The development of the combined company’s bacteriophage product candidates requires that the combined company isolate, select and combine a number of bacteriophages that target the desired bacteria for that product candidate. The selection of bacteriophages for any of the combined company’s product candidates is based on a variety of factors, including, without limitation, the ability of the selected phages, in combination, to successfully kill the targeted bacteria, the degree of cross-reactivity of the individual phages with the same part of the bacterial targets, the ability of the combined phages to satisfy regulatory requirements, the combined company’s ability to manufacture sufficient quantities of the phages, intellectual property rights of third parties, and other factors. While the combined company has selected initial formulations of AB-SA01 for the treatment of S. aureus infections, AB-PA01 for the treatment of P. aeruginosa infections, C3J’s Synthetic Phage and STAMP-based Product Candidates, there can be no assurance that these initial formulations will be the final formulations of such product candidates for commercialization if approved. If the combined company is unable to complete formulation development of its product candidates in the time frame that has been anticipated, then the combined company’s product development timelines, and the regulatory approval of its product candidates, could be delayed.
The combined company’s product candidates must undergo rigorous clinical testing, such clinical testing may fail to demonstrate safety and efficacy and any of the combined company’s product candidates could cause undesirable side effects, which would substantially delay or prevent regulatory approval or commercialization.
Before the combined company can obtain regulatory approval for a product candidate, it must undertake extensive clinical testing in humans to demonstrate safety and efficacy to the satisfaction of the FDA or other regulatory agencies. Clinical trials of new drug candidates sufficient to obtain regulatory marketing approval are expensive and take years to complete.

Neither AmpliPhi nor C3J can be certain of successfully completing clinical testing within the time frame they have planned, or at all. The combined company may experience numerous unforeseen events during, or as a result of, the clinical trial process that could delay or prevent the combined company from receiving regulatory approval or commercializing its product candidates, including the following:
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clinical trials may produce negative or inconclusive results, and the combined company may decide, or regulators may require it, to conduct additional clinical and/or preclinical testing or to abandon programs;

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the results obtained in earlier stage clinical testing may not be indicative of results in future clinical trials;

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clinical trial results may not meet the level of statistical significance required by the FDA or other regulatory agencies;

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the combined company, or regulators, may suspend or terminate the combined company’s clinical trials if the participating patients are being exposed to unacceptable health risks; and

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the combined company’s product candidates may have unintended or undesirable effects on patients that may delay or preclude regulatory approval of the combined company’s product candidates or limit their commercial use, if approved.

The combined company may conduct clinical trials for its products or product candidates outside the United States and the FDA may not accept data from such trials.
AmpliPhi completed an investigator-sponsored clinical trial of AB-SA01 at the University of Adelaide in Australia for CRS in December 2016. Although the FDA may accept data from clinical trials conducted outside the United States, acceptance of such study data by the FDA is subject to certain conditions. For example, the study must be well designed and conducted and performed by qualified investigators in accordance with ethical principles. The study population must also adequately represent the U.S. population, and the data must be applicable to the U.S. population and U.S. medical practice in ways that the FDA deems clinically meaningful. Generally, the patient population for any clinical studies conducted outside of the United States must be representative of the population for whom the combined company intends to label the product in the United States. In addition, such studies would be subject to applicable local laws and FDA acceptance of the data would be dependent upon its determination that the studies also complied with all applicable U.S. laws and regulations. There can be no assurance the FDA will accept data from trials conducted outside of the United States. If the FDA does not accept any such data, it would likely result in the need for additional trials, which would be costly and time consuming and delay aspects of the combined company’s business plan. Despite the positive feedback AmpliPhi received from the FDA in April 2017 regarding AmpliPhi’s proposal to commence a Phase 2 clinical trial of AB-SA01 in the United States, there can be no assurances that the FDA would ultimately support any decision by the combined company to pursue a Phase 2 clinical trial based on data AmpliPhi currently has available.
The combined company may need to license additional intellectual property rights.
The development and commercialization of phage-based antibacterial agents may require the combined company to obtain rights to intellectual property from third parties. For example, pursuant to AmpliPhi’s Collaborative Research and Development Agreement with the United States Army Medical Research and Materiel Command and the Walter Reed Army Institute of Research, AmpliPhi is currently focusing on developing bacteriophage therapeutics to treat S. aureus infections. To the extent the intellectual property is generated from the United States Army Medical Research and Materiel Command or Walter Reed Army Institute of Research that is used in a commercial product, the combined company may be obligated to make payments such as royalties, licensing fees and milestone payments. The combined company may also determine that it is necessary or advisable to license other intellectual property from third parties. There can be no assurance that such intellectual property rights would be available on commercially reasonable terms, if at all.
The combined company will be subject to significant regulatory approval requirements, which could delay, prevent or limit its ability to market its product candidates.
The combined company’s research and development activities, preclinical studies, clinical trials and the anticipated manufacturing and marketing of its product candidates will be subject to extensive regulation by the FDA and other regulatory agencies in the United States and by comparable authorities in Europe and elsewhere. There can be no assurance that the combined company’s manufacturing facilities will satisfy the requirements of the FDA or comparable foreign authorities. The combined company will require the approval of the relevant regulatory authorities before it may commence commercial sales of its product candidates in a given market. The regulatory approval process is expensive and time-consuming, and the timing of receipt of regulatory approval is difficult to predict. The combined company’s product candidates could require a significantly longer time to gain regulatory approval than expected or may never gain approval. It is uncertain, even after expending substantial time and financial resources, whether the combined company will obtain regulatory approval for any of its product candidates. A delay or denial of regulatory approval could delay or prevent the combined company’s ability to generate product revenues and to achieve profitability.
Changes in regulatory approval policies during the development period of any of the combined company’s product candidates, changes in, or the enactment of, additional regulations or statutes, or changes in regulatory review practices for a submitted product application may cause a delay in obtaining approval or result in the rejection of an application for regulatory approval.
Regulatory approval, if obtained, may be made subject to limitations on the indicated uses for which the combined company may market a product. These limitations could adversely affect the combined company’s potential product revenues. Regulatory approval may also require costly post-marketing follow-up studies. In addition, the labeling, packaging, adverse event reporting, storage, advertising, promotion and record-keeping related to the product will be subject to extensive ongoing regulatory requirements. Furthermore, for any marketed product, its manufacturer and its manufacturing facilities will be subject to continual review and periodic inspections by the FDA or other regulatory authorities. Failure to comply with applicable regulatory requirements may, among other things, result in fines, suspensions of regulatory approvals, product recalls, product seizures, operating restrictions and criminal prosecution.
A variety of risks associated with the combined company’s international operations could materially adversely affect its business.
In addition to the combined company’s U.S. operations, it will have operations and subsidiaries in Australia and Slovenia. The combined company will face risks associated with its international operations, including possible unfavorable regulatory, pricing and reimbursement, political, tax and labor conditions, which could harm its business. The combined company will be subject to numerous risks associated with international business activities, including:
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compliance with differing or unexpected regulatory requirements for the development, manufacture and, if approved, commercialization of the combined company’s product candidates;

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difficulties in staffing and managing foreign operations;

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foreign government taxes, regulations and permit requirements;

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U.S. and foreign government tariffs, trade restrictions, price and exchange controls and other regulatory requirements;

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anti-corruption laws, including the Foreign Corrupt Practices Act, or the FCPA;

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economic weakness, including inflation, natural disasters, war, events of terrorism or political instability in particular foreign countries;

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fluctuations in currency exchange rates, which could result in increased operating expenses and reduced revenues, and other obligations related to doing business in another country;

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compliance with tax, employment, immigration and labor laws, regulations and restrictions for employees living or traveling abroad;

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workforce uncertainty in countries where labor unrest is more common than in the United States;

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production shortages resulting from any events affecting raw material supply or manufacturing capabilities abroad;

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changes in diplomatic and trade relationships; and

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challenges in enforcing the combined company’s contractual and intellectual property rights, especially in those foreign countries that do not respect and protect intellectual property rights to the same extent as the United States.

These and other risks associated with the combined company’s international operations may materially adversely affect its business, financial condition and results of operations.
The combined company will not have a sales force and does not have plans to develop one.
The commercial success of any of the combined company’s product candidates will depend upon the strength of sales and marketing efforts for them. The combined company does not have a sales force and will not have any experience in sales, marketing or distribution. To successfully commercialize the combined company’s product candidates, the combined company will need to develop such a capability or seek assistance from a third party with a large distribution system and a large direct sales force. The combined company may be unable to put such a plan in place. In addition, if the combined company arranges for others to market and sell its products, its revenues will depend upon the efforts of those parties. Such arrangements may not succeed. Even if one or more of the combined company’s product candidates is approved for marketing, if the combined company fails to establish adequate sales, marketing and distribution capabilities, independently or with others, its business will be materially harmed.
The combined company’s success will depend in part on attracting, retaining and motivating its personnel.
The combined company’s success will depend on its ability to attract, retain and motivate highly qualified management, clinical and scientific personnel and on its ability to develop and maintain important relationships with leading academic institutions, clinicians and scientists. The combined company’s success will depend on its ability to retain and motivate personnel and hire additional qualified personnel when required. Competition for qualified personnel in the biotechnology field is intense. The combined company will face competition for personnel from other biotechnology and pharmaceutical companies, universities, public and private research institutions and other organizations. The combined company will also face competition from other more well-funded and well-established businesses, and it may also be viewed as a riskier choice from a job stability perspective due to its newer status relative to longer existing biotech and pharmaceutical companies. The combined company may not be able to attract and retain qualified personnel on acceptable terms given the competition for such personnel. If the combined company is unsuccessful in its retention, motivation and recruitment efforts, it may be unable to execute its business strategy.
The combined company will need to manage a geographically dispersed organization.
While the combined company will be a small company, it will have operations in the United States, Australia and Slovenia. In the future, the combined company may also operate facilities in other locations based on proximity to personnel with the expertise needed to research, develop and manufacture phage-based therapeutics, costs of operations or other factors. Managing the combined company’s organization across multiple locations and multiple time zones may reduce its efficiency, increase its expenses and increase the risk of operational difficulties in the execution of its plans.
The combined company’s business and operations might be adversely affected by security breaches, including any cybersecurity incidents.
The combined company will depend on the efficient and uninterrupted operation of its computer and communications systems, which will be used for, among other things, sensitive company data, including its financial data, intellectual property and other proprietary business information.
While certain of the combined company’s operations will have business continuity and disaster recovery plans and other security measures intended to prevent and minimize the impact of IT-related interruptions, its IT infrastructure and the IT infrastructure of its consultants, contractors and vendors are vulnerable to damage from cyberattacks, computer viruses, unauthorized access, electrical failures and natural disasters or other catastrophic events. The combined company could experience failures in its information systems and computer servers, which could result in an interruption of its normal business operations and require substantial expenditure of financial and administrative resources to remedy. System failures, accidents or security breaches can cause interruptions in the combined company’s operations and can result in a material disruption of its targeted phage therapies, bacteriophage product candidates and other business operations. The loss of data from completed or future studies or clinical trials could result in delays in the combined company’s research, development or regulatory approval efforts and significantly increase its costs to recover or reproduce the data. To the extent that any disruption or security breach were to result in a loss of, or damage to, the combined company’s data or applications, or inappropriate disclosure of confidential or proprietary information, the combined company could incur liabilities and the development of its product candidates could be delayed or otherwise adversely affected.
Even though AmpliPhi and C3J believe the combined company will carry commercially reasonable business interruption and liability insurance, it might suffer losses as a result of business interruptions that exceed the coverage available under its insurance policies or for which it does not have coverage. For example, the combined company will not be insured against terrorist attacks or cyberattacks. Any natural disaster or catastrophic event could have a significant negative impact on the combined company’s operations and financial results. Moreover, any such event could delay the development of the combined company’s product candidates.
If the combined company’s competitors are able to develop and market products that are more effective, safer or more affordable, or obtain marketing approval before the combined company, its commercial opportunities may be limited.
Competition in the biotechnology and pharmaceutical industries is intense and continues to increase. Some companies that are larger and have significantly more resources than the combined company are aggressively pursuing antibacterial development programs, including traditional therapies and therapies with novel mechanisms of action. In addition, other companies are developing phage-based products for non-therapeutic uses and may elect to use their expertise in phage development and manufacturing to try to develop products that would compete with the combined company’s.
The combined company will also face potential competition from academic institutions, government agencies and private and public research institutions engaged in the discovery and development of drugs and therapies. Many of the combined company’s competitors have significantly greater financial resources and expertise in research and development, preclinical testing, conducting clinical trials, obtaining regulatory approvals, manufacturing, sales and marketing. Smaller or early-stage companies may also prove to be significant competitors, particularly through collaborative arrangements with large and established pharmaceutical companies.
The combined company’s competitors may succeed in developing products that are more effective, have fewer side effects and are safer or more affordable than the combined company’s product candidates, which would render the combined company’s product candidates less competitive or noncompetitive. These competitors also compete with the combined company to recruit and retain qualified scientific and management personnel, establish clinical trial sites and patient registration for clinical trials, as well as to acquire technologies and technology licenses complementary to the combined company’s programs or advantageous to its business. Moreover, competitors that are able to achieve patent protection, obtain regulatory approvals and commence commercial sales of their products before the combined company, and competitors that have already done so, may enjoy a significant competitive advantage.
The Generating Antibiotics Incentives Now Act is intended to provide incentives for the development of new, qualified infectious disease products. These incentives may result in more competition in the market for new antibiotics and may cause pharmaceutical and biotechnology companies with more resources to shift their efforts towards the development of products that could be competitive with the combined company’s product candidates.

There is a substantial risk of product liability claims in the combined company’s business. If the combined company does not obtain sufficient liability insurance, a product liability claim could result in substantial liabilities.
The combined company’s business is exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Regardless of merit or eventual outcome, product liability claims may result in:
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delay or failure to complete the combined company’s clinical trials;

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withdrawal of clinical trial participants;

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decreased demand for the combined company’s product candidates;

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injury to the combined company’s reputation;

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litigation costs;

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substantial monetary awards against the combined company; and

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diversion of management or other resources from key aspects of the combined company’s operations.

If the combined company succeeds in marketing products, product liability claims could result in an FDA investigation of the safety or efficacy of the combined company’s products, its manufacturing processes and facilities or its marketing programs. An FDA investigation could also potentially lead to a recall of the combined company’s products or more serious enforcement actions, or limitations on the indications for which they may be used, or suspension or withdrawal of approval.
The combined company will have product liability insurance that covers the combined company’s clinical trials up to a $10.0 million annual per claim and aggregate limit. The combined company intends to expand its insurance coverage to include the sale of commercial products if marketing approval is obtained for its product candidates or any other compound that it may develop. However, insurance coverage is expensive and the combined company may not be able to maintain insurance coverage at a reasonable cost or at all, and the insurance coverage that it obtains may not be adequate to cover potential claims or losses.
Even if the combined company receives regulatory approval to market its product candidates, the market may not be receptive to its product candidates upon their commercial introduction, which would negatively affect its ability to achieve profitability.
The combined company’s product candidates may not gain market acceptance among physicians, patients, healthcare payors and the medical community. The degree of market acceptance of any approved products will depend on a number of factors, including:
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the effectiveness of the product;

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the prevalence and severity of any side effects;

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potential advantages or disadvantages over alternative treatments;

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relative convenience and ease of administration;

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the strength of marketing and distribution support;

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the price of the product, both in absolute terms and relative to alternative treatments; and

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sufficient third-party coverage or reimbursement.

If the combined company’s product candidates receive regulatory approval but do not achieve an adequate level of acceptance by physicians, healthcare payors and patients, it may not generate product revenues sufficient to attain profitability.

Foreign governments tend to impose strict price controls, which may adversely affect the combined company’s future profitability.
In some foreign countries, particularly in the European Union, prescription drug pricing is subject to governmental control. In these countries, pricing negotiations with governmental authorities can take considerable time after the receipt of marketing approval for a product. To obtain reimbursement or pricing approval in some countries, the combined company may be required to conduct a clinical trial that compares the cost-effectiveness of its product candidate to other available therapies. If reimbursement of the combined company’s products is unavailable or limited in scope or amount, or if pricing is set at unsatisfactory levels, the combined company’s profitability will be negatively affected.
The combined company may incur significant costs complying with environmental laws and regulations, and failure to comply with these laws and regulations could expose the combined company to significant liabilities.
The combined company’s research and development activities use biological and hazardous materials that are dangerous to human health and safety or the environment. The combined company will be subject to a variety of federal, state and local laws and regulations governing the use, generation, manufacture, storage, handling and disposal of these materials and wastes resulting from these materials. The combined company will also be subject to regulation by the Occupational Safety and Health Administration, or OSHA, state and federal environmental protection agencies and to regulation under the Toxic Substances Control Act. OSHA, state governments or federal Environmental Protection Agency, or EPA, may adopt regulations that may affect the combined company’s research and development programs. Neither AmpliPhi nor C3J will be able to predict whether any agency will adopt any regulations that could have a material adverse effect on the combined company’s operations. The combined company will incur capital and operating expenditures and other costs in the ordinary course of its business in complying with these laws and regulations.
Although AmpliPhi and C3J believe the combined company’s safety procedures for handling and disposing of these materials will comply with federal, state and local laws and regulations, the combined company will not be able to entirely eliminate the risk of accidental injury or contamination from the use, storage, handling or disposal of hazardous materials. In the event of contamination or injury, the combined company could be held liable for any resulting damages, and any liability could significantly exceed its insurance coverage.
Neither AmpliPhi nor C3J anticipate paying any cash dividends on the combined company’s common stock in the foreseeable future.
Neither AmpliPhi nor C3J have ever declared or paid cash dividends on their respective common stock. Neither AmpliPhi nor C3J anticipate paying any cash dividends on the combined company’s common stock in the foreseeable future. It is anticipated that the combined company will retain all available funds and any future earnings to fund the development and growth of its business. As a result, capital appreciation, if any, of the combined company’s common stock will be the combined company’s shareholders’ sole source of gain for the foreseeable future.
Maintaining and improving the combined company’s financial controls and the requirements of being a public company may strain the combined company’s resources, divert management’s attention and affect its ability to attract and retain qualified board members.
As a public company, the combined company will be subject to the reporting requirements of the Exchange Act, the Sarbanes-Oxley Act and the rules of the NYSE American. The requirements of these rules and regulations will increase the combined company’s legal and financial compliance costs, make some activities more difficult, time-consuming or costly and place strain on its personnel, systems and resources. The Exchange Act requires, among other things, that the combined company file annual, quarterly and current reports with respect to its business and financial condition.
The Sarbanes-Oxley Act requires, among other things, that the combined company maintain effective disclosure controls and procedures and internal control over financial reporting. Ensuring that the combined company will have adequate internal financial and accounting controls and procedures in place is a costly and time-consuming effort that needs to be re-evaluated frequently.

It is expected that the combined company will not have an internal audit group, and the combined company may need to hire additional accounting and financial staff with appropriate public company experience and technical accounting knowledge. Implementing any appropriate changes to the combined company’s internal controls may require specific compliance training for AmpliPhi’s directors, officers and employees, entail substantial costs, and take a significant period of time to complete. Such changes may not, however, be effective in maintaining the adequacy of the combined company’s internal controls, and any failure to maintain that adequacy, or consequent inability to produce accurate financial statements on a timely basis, could increase the combined company’s operating costs and could materially impair its ability to operate its business. Moreover, effective internal controls are necessary for the combined company to produce reliable financial reports and are important to help prevent fraud.
In accordance with NYSE American rules, the combined company will be required to maintain a majority independent board of directors. The various rules and regulations applicable to public companies make it more difficult and more expensive for the combined company to maintain directors’ and officers’ liability insurance, and the combined company may be required to accept reduced coverage or incur substantially higher costs to maintain coverage. If the combined company is unable to maintain adequate directors’ and officers’ insurance, its ability to recruit and retain qualified officers and directors will be significantly curtailed.
It is expected that the rules and regulations applicable to public companies will result in the combined company incurring substantial legal and financial compliance costs. These costs will decrease the combined company’s net income or increase its net loss and may require it to reduce costs in other areas of its business.
If securities or industry analysts do not publish research or publish unfavorable research about the combined company’s business, its stock price and trading volume could decline.
The trading market for the combined company’s common stock will depend in part on the research and reports that securities or industry analysts publish about the combined company. AmpliPhi currently has two securities analysts, and the combined company may never obtain additional research coverage by other securities and industry analysts. If no additional securities or industry analysts commence coverage of the combined company, the trading price for the combined company’s stock could be negatively impacted. If the combined company obtains additional securities or industry analyst coverage and if one or more of the analysts who covers it downgrades the combined company’s stock or publishes inaccurate or unfavorable research about the combined company’s business, its stock price would likely decline. If one or more of these analysts ceases coverage of the combined company or fails to publish reports regularly, demand for the combined company’s stock could decrease, which could cause its stock price and trading volume to decline.
The combined company will be an “emerging growth company” and neither AmpliPhi nor C3J can be certain if the reduced disclosure requirements applicable to “emerging growth companies” will make the combined company’s common stock less attractive to investors.
The combined company will be an “emerging growth company,” as defined under the JOBS Act. For so long as the combined company is an “emerging growth company,” it is expected that it will take advantage of certain exemptions from reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, compliance with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
The combined company is expected to be an “emerging growth company” until December 31, 2019, which is the last day of the fiscal year following the fifth anniversary of AmpliPhi’s initial public offering conducted after it became a reporting company under the Exchange Act pursuant to its registration statement on Form 10 (File No. 000-23930).

Neither AmpliPhi nor C3J can predict if investors will find the combined company’s common stock less attractive, or the combined company less comparable to certain other public companies because it will rely on these exemptions. If some investors find the combined company’s common stock less attractive as a result, there may be a less active trading market for its common stock and its stock price may be more volatile.
Under the JOBS Act, “emerging growth companies” can delay adopting new or revised accounting standards issued subsequent to the enactment of the JOBS Act until such time as those standards apply to private companies. The combined company will have irrevocably elected not to avail itself of this exemption from new or revised accounting standards, and, therefore, will be subject to the same new or revised accounting standards as other public companies that are not “emerging growth companies.”
Failure to maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 could have a material adverse effect on the combined company’s stock price.
Section 404 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC require an annual management assessment of the effectiveness of our internal control over financial reporting. C3J is currently a private company with limited accounting personnel to adequately execute accounting processes and other supervisory resources with which to address internal control over financial reporting and, as a result, the combined company may experience difficulty in meeting these reporting requirements in a timely manner. To date, C3J has never conducted a review of internal controls over financial reporting for the purpose of providing the reports required by the Sarbanes-Oxley Act. During review and testing, C3J may identify deficiencies and be unable to remediate them on a timely basis.
If the combined company fails to maintain the adequacy of its internal control over financial reporting as such standards are modified, supplemented or amended from time to time, it may not be able to ensure that it can conclude on an ongoing basis that it has effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002 and the related rules and regulations of the SEC. If the combined company cannot in the future favorably assess the effectiveness of its internal control over financial reporting, investor confidence in the reliability of its financial reports may be adversely affected, which could have a material adverse effect on the combined company’s stock price.
Sales of a substantial number of shares of the combined company’s common stock in the public market by its existing shareholders could cause its stock price to decline.
Sales of a substantial number of shares of the combined company’s common stock in the public market or the perception that these sales might occur, could depress the market price of its common stock and could impair its ability to raise capital through the sale of additional equity securities. Neither AmpliPhi nor C3J is able to predict the effect that sales may have on the prevailing market price of the combined company’s common stock.
The combined company’s common stock could be delisted from NYSE American if it does not comply with NYSE’s listing standards.
Pursuant to the rules of the NYSE American, consummation of the Merger requires the combined company to submit a Supplemental Listing Application and, at the time of the Merger, meet all of the criteria applicable to a company initially requesting listing. While AmpliPhi and C3J intend to obtain listing status for the combined company and maintain the same, no guarantees can be made about the combined company’s ability to do so.
If the combined company’s common stock is delisted by NYSE American, the common stock may be eligible to trade on the OTC Bulletin Board or another over-the-counter market. Any such alternative would likely result in it being more difficult for the combined company to raise additional capital through the public or private sale of equity securities and for investors to dispose of or obtain accurate quotations as to the market value of, the common stock. In addition, there can be no assurance that the common stock would be eligible for trading on any such alternative exchange or markets.

Future sales and issuances of the combined company’s common stock or rights to purchase common stock by it, including pursuant to its equity incentive plans, could result in additional dilution of the percentage ownership of its shareholders and could cause its stock price to decline.
The combined company will not be generally restricted from issuing additional common stock, including any securities that are convertible into or exchangeable for, or that represent the right to receive, common stock. The market price of the combined company’s common stock could decline as a result of sales of common stock or securities that are convertible into or exchangeable for, or that represent the right to receive, common stock or the perception that such sales could occur.
AmpliPhi and C3J expect that significant additional capital will be needed in the future to continue the combined company’s planned operations, including conducting clinical trials, commercialization efforts, expanded research and development activities and costs associated with operating as a public company. To the extent the combined company raises additional capital by issuing equity or convertible securities, its existing shareholders may experience substantial dilution. The combined company may sell common stock, convertible securities or other equity securities in one or more transactions at prices and in a manner determined from time to time by its board of directors. If the combined company sells common stock, convertible securities or other equity securities in more than one transaction, investors may be materially diluted by subsequent sales. Such sales may also result in material dilution to its existing shareholders, and new investors could gain rights superior to its existing shareholders.
Pursuant to the 2016 Plan, the combined company’s management will be authorized to grant stock options and other equity-based awards to its employees, directors and consultants. The number of shares available for future grant under the 2016 Plan will automatically increase on January 1st of each year by up to 5% of all shares of the combined company’s capital stock outstanding as of December 31st of the preceding calendar year, subject to the ability of its board of directors to take action to reduce the size of the increase in any given year. In addition, the combined company may grant or provide for the grant of rights to purchase shares of its common stock pursuant to the combined company’s Employee Stock Purchase Plan, or ESPP. The number of shares of the combined company’s common stock reserved for issuance under the ESPP will automatically increase on January 1st of each calendar year by the lessor of 1% of the total number of shares of AmpliPhi’s common stock outstanding on December 31st of the preceding calendar year and 30,000 shares (without giving effect to a Reverse Split), subject to the ability of AmpliPhi’s board of directors to take action to reduce the size of the increase in any given year. The combined company is expected to register the increased number of shares available for issuance under the 2016 Plan and ESPP each year. Increases in the number of shares available for future grant or purchase may result in additional dilution, which could cause the combined company’s stock price to decline.

FORWARD-LOOKING STATEMENTS
This proxy statement and the documents incorporated by reference into this proxy statement contain forward-looking statements. These forward-looking statements are based on current expectations and beliefs and involve numerous risks and uncertainties that could cause actual results to differ materially from expectations. These forward-looking statements should not be relied upon as predictions of future events as AmpliPhi cannot assure you that the events or circumstances reflected in these statements will be achieved or will occur. You can identify forward-looking statements by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. For example, forward-looking statements include, but are not limited to statements about:
•
the expected benefits of and potential value created by the proposed Merger for the shareholders of AmpliPhi and C3J;

•
the plans, strategies and objectives of management for future operations, including the execution of integration and restructuring plans and the anticipated timing of filings;

•
any statements concerning proposed new products, services or developments;

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likelihood of the satisfaction of certain conditions to the completion of the Merger and whether and when the Merger will be consummated;

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any statements regarding future economic conditions or performance;

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statements of the plans, strategies and objectives of management with respect to the approval and closing of the Merger, AmpliPhi’s ability to solicit a sufficient number of proxies to approve matters related to the consummation of the Merger;

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the Exchange Ratio and relative ownership percentages of the AmpliPhi and C3J shareholders of the combined company;

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our estimates regarding anticipated operating losses, capital requirements and needs for additional funds;

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our ability to manufacture, or otherwise secure the manufacture of, sufficient amounts of our product candidates for our preclinical studies and clinical trials;

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our clinical development plans, including planned clinical trials;

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our research and development plans, including our clinical development plans;

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our ability to select combinations of phages to formulate our product candidates;

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the safety and efficacy of our product candidates;

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the anticipated regulatory pathways for our product candidates;

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our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all;

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the content and timing of submissions to and decisions made by the U.S. Food and Drug Administration, or FDA, and other regulatory agencies;

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our ability to leverage the experience of our management team;

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our ability to attract and keep management and other key personnel;

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the capacities and performance of our suppliers, manufacturers, contract research organizations, or CROs, and other third parties over whom we have limited control;

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the actions of our competitors and success of competing drugs or other therapies that are or may become available;

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our expectations with respect to future growth and investments in our infrastructure, and our ability to effectively manage any such growth;

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the size and potential growth of the markets for any of our product candidates, and our ability to capture share in or impact the size of those markets;

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the benefits of our product candidates;

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market and industry trends;

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the effects of government regulation and regulatory developments, and our ability and the ability of the third parties with whom we engage to comply with applicable regulatory requirements;

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the accuracy of our estimates regarding future expenses, revenues, capital requirements and need for additional financing;

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our expectations regarding future planned expenditures;

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our ability to achieve and maintain effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act;

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our expectations regarding the period during which we qualify as an emerging growth company under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act;

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our ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection of any of our products and product candidates;

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our ability to operate our business without infringing the intellectual property rights of others; and

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statements of belief and any statement of assumptions underlying any of the foregoing.

For a discussion of the factors that may cause AmpliPhi, C3J or the combined organization’s actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied in such forward-looking statements, or for a discussion of risk associated with the ability of AmpliPhi and C3J to complete the Merger and the effect of the Merger on the business of AmpliPhi, C3J and the combined organization, see “Risk Factors” beginning on page 24.
Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the SEC by AmpliPhi. See “Where You Can Find More Information” beginning on page 174.
If any of these risks or uncertainties materializes or any of these assumptions proves incorrect, the results of AmpliPhi, C3J or the combined company could differ materially from the forward-looking statements. All forward-looking statements in this proxy statement are current only as of the date on which the statements were made. AmpliPhi and C3J do not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any statement is made or to reflect the occurrence of unanticipated events.

THE SPECIAL MEETING OF AMPLIPHI SHAREHOLDERS
Date, Time and Place
The Special Meeting of AmpliPhi shareholders will be held on May 8, 2019, commencing at 8:30 a.m. local time, at Cooley LLP, 4401 Eastgate Mall, San Diego, California 92121. AmpliPhi is sending this proxy statement to its shareholders in connection with the solicitation of proxies by the AmpliPhi board of directors for use at the Special Meeting and any adjournments or postponements of the Special Meeting. This proxy statement is first being furnished to shareholders of AmpliPhi on or about [•], 2019.
Purposes of the Special Meeting
The purposes of the Special Meeting are:
1.
To consider and vote upon a proposal to approve the consummation of a Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement (a copy of which is attached as Appendix A to this proxy statement);

2.
To consider and vote upon a proposal to approve the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10,000,000 immediately following the effective time of the Merger in a private placement financing transaction, as described in this proxy statement (the “Financing”);

3.
To consider and vote upon a proposal to approve an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the “Reverse Split”) at a ratio in the range of between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors and with such Reverse Split to be effected prior to the effective time of the Merger, in the form attached as Appendix D to this proxy statement;

4.
To consider and vote upon a proposal to approve an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares (without giving effect to the Reverse Split); and

5.
To consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 through 4 described above at the time of the Special Meeting.

Recommendation of the AmpliPhi Board of Directors
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The AmpliPhi board of directors has determined and believes that the consummation of the Business Combination pursuant to the Merger Agreement and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement, is in the best interests of AmpliPhi and its shareholders and has approved such items. The AmpliPhi board of directors recommends that AmpliPhi shareholders vote “FOR” Proposal No. 1 to approve the consummation of the Business Combination.

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The AmpliPhi board of directors has determined and believes that it is advisable to, and in the best interests of, AmpliPhi and its shareholders to approve the issuance of shares of AmpliPhi common stock in the Financing and has approved such issuance. The AmpliPhi board of directors recommends that AmpliPhi shareholders vote “FOR” Proposal No. 2 to approve the issuance of shares of AmpliPhi common stock in the Financing.

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The AmpliPhi board of directors has determined and believes that it is advisable to, and in the best interests of, AmpliPhi and its shareholders to approve a series of alternative amendments to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split at a ratio between 3 and 20, inclusive. The AmpliPhi board of directors recommends that AmpliPhi shareholders vote “FOR” Proposal No. 3 to approve the amended and restated articles of incorporation of AmpliPhi effecting a Reverse Split.

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The AmpliPhi board of directors has determined and believes that it is advisable to, and in the best interests of, AmpliPhi and its shareholders to amend AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares, as described in this proxy statement. The AmpliPhi board of directors recommends that AmpliPhi shareholders vote “FOR” Proposal No. 4 to approve the amendment to AmpliPhi’s 2016 Equity Incentive Plan.

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The AmpliPhi board of directors believes that adjourning the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 through 4 is advisable to, and in the best interests of, AmpliPhi and its shareholders and has approved and adopted the proposal. The AmpliPhi board of directors recommends that AmpliPhi shareholders vote “FOR” Proposal No. 5 to adjourn the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 through 4.

Record Date and Voting Power
Only holders of record of AmpliPhi common stock at the close of business on the record date, March 21, 2019, are entitled to notice of, and to vote at, the Special Meeting. There were 90 holders of record of AmpliPhi common stock at the close of business on the record date. At the close of business on the record date, 32,774,690 shares of AmpliPhi common stock were issued and outstanding. Each share of AmpliPhi common stock entitles the holder thereof to one vote on each matter submitted for shareholder approval. See the section entitled “Principal Shareholders of AmpliPhi” in this proxy statement for information regarding persons known to the management of AmpliPhi to be the beneficial owners of more than 5% of the outstanding shares of AmpliPhi common stock.
Voting and Revocation of Proxies
The proxy accompanying this proxy statement is solicited on behalf of the board of directors of AmpliPhi for use at the Special Meeting.
If you are a shareholder of record of AmpliPhi as of the record date referred to above, you may vote in person at the Special Meeting or vote by proxy using the enclosed proxy card or via the Internet. Whether or not you plan to attend the Special Meeting, AmpliPhi urges you to vote by proxy to ensure your vote is counted. You may still attend the Special Meeting and vote in person if you have already voted by proxy. As a shareholder of record:
•
to vote in person, come to the Special Meeting and AmpliPhi will give you a ballot when you arrive.

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to vote using the proxy card, simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to AmpliPhi before the Special Meeting, AmpliPhi will vote your shares as you direct.

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to vote on the Internet, go to the website listed on your proxy card or voting instruction form to complete an electronic proxy card. You will be asked to provide the company number and control number from the enclosed proxy card. Your vote must be received by 11:59 p.m. Eastern Time on May 7, 2019, to be counted.

•
to vote by telephone, call the toll-free telephone number 1-800-352-8683.

If your AmpliPhi shares are held by your broker as your nominee, that is, in “street name,” the enclosed voting instruction card is sent by the institution that holds your shares. Please follow the instructions included on that proxy card regarding how to instruct your broker to vote your AmpliPhi shares. If you do not give instructions to your broker, your broker can vote your AmpliPhi shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the NYSE American on which your broker may vote shares held in “street name” in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the AmpliPhi shares will be treated as broker non-votes. It is anticipated that Proposal Nos. 1, 2, 3 and 4 will be non-discretionary items.

All properly executed proxies that are not revoked will be voted at the Special Meeting and at any adjournments or postponements of the Special Meeting in accordance with the instructions contained in the proxy. If a holder of AmpliPhi common stock executes and returns a proxy and does not specify otherwise, the shares represented by that proxy will be voted “FOR” Proposal No. 1 to approve the consummation of the Merger and the issuance of AmpliPhi common stock in the Merger; “FOR” Proposal No. 2 to approve the issuance of shares of AmpliPhi common stock in the Financing; “FOR” Proposal No. 3 to approve a series of alternate amendments to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split; “FOR” Proposal No. 4 to approve an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963 shares; and “FOR” Proposal No. 5 to adjourn the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 through 4 in accordance with the recommendation of the AmpliPhi board of directors.
AmpliPhi shareholders of record, other than those AmpliPhi shareholders who have executed AmpliPhi Support Agreements, may change their vote at any time before their proxy is voted at the Special Meeting in one of three ways. First, a shareholder of record of AmpliPhi can send a written notice to the Chief Executive Officer of AmpliPhi stating that the shareholder would like to revoke its proxy. Second, a shareholder of record of AmpliPhi can submit new proxy instructions either on a new proxy card or via the Internet. Third, a shareholder of record of AmpliPhi can attend the Special Meeting and vote in person. Attendance alone will not revoke a proxy. If an AmpliPhi shareholder of record or a shareholder who owns AmpliPhi shares in “street name” has instructed a broker to vote its shares of AmpliPhi common stock, the shareholder must follow directions received from its broker to change those instructions.
Required Vote
The presence, in person or represented by proxy, at the Special Meeting of the holders of a majority of the shares of AmpliPhi common stock outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted towards a quorum. Approval of Proposal Nos. 1 and 4 requires the affirmative vote of a majority of votes properly cast on Proposal Nos. 2 and 4 (not counting “abstentions” or “broker non-votes” as votes cast). Approval of Proposal Nos. 1 and 3 requires the affirmative vote of holders of a majority of the AmpliPhi common stock outstanding as of the record date for the Special Meeting.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be not be counted towards the vote total for each proposal and will have no effect and will not be counted towards the vote total but will be used to determine whether a quorum is present at the Special Meeting.
The officers and directors of AmpliPhi entered into the Company Support Agreements with C3J relating to the Merger covering less than 1% of the outstanding shares of AmpliPhi’s common stock, as of immediately prior to the Merger. The Company Support Agreements provide, among other things, that the shareholders party to the Company Support Agreements will vote all of the shares held by them in favor of the issuance of AmpliPhi shares of common stock in connection with the Merger and the amendments to AmpliPhi’s articles of incorporation contemplated by the Merger Agreement. See the “The Merger — Interests of the AmpliPhi Directors and Executive Officers in the Merger” section for additional information.
Solicitation of Proxies
In addition to solicitation by mail, the directors, officers, employees and agents of AmpliPhi may solicit proxies from AmpliPhi shareholders by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who are record holders of AmpliPhi common stock for the forwarding of solicitation materials to the beneficial owners of AmpliPhi common stock. AmpliPhi will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of solicitation materials.

Other Matters
As of the date of this proxy statement, the AmpliPhi board of directors does not know of any business to be presented at the Special Meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the Special Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

THE MERGER
This section and the section entitled “The Merger Agreement” in this proxy statement describe the material aspects of the Merger, including the Merger Agreement. While AmpliPhi and C3J believe that this description covers the material terms of the Merger and the Merger Agreement, it may not contain all of the information that is important to you. You should read carefully this entire proxy statement for a more complete understanding of the Merger and the Merger Agreement, including the Merger Agreement attached as Appendix A, the Opinion of Ladenburg Thalmann attached as Appendix C, and the other documents to which you are referred herein. See the section entitled “Where You Can Find More Information” in this proxy statement.
Background of the Merger
AmpliPhi’s board of directors and executive management regularly review AmpliPhi’s operating and strategic plans, both near-term and long-term, as well as potential strategic options in an effort to enhance stockholder value. These reviews and discussions focus, among other things, on the opportunities and risks associated with AmpliPhi’s business and financial condition and strategic relationships and other strategic options.
In early 2017, we completed two phase 1 studies with SA01 bacteriophage product for S. aureus infections. In February 2017, the FDA provided us with positive feedback to continue development and also to consider single-patient expanded access treatments when no comparable or satisfactory treatment options are available. Even with this positive news, our share price remained depressed given market dynamics, our difficulty finding a third-party collaborator or attracting a third-party funding source, and the relatively high costs of operating our business.
On February 23, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley LLP (“Cooley”), outside counsel to AmpliPhi, and considered potential strategic options, including moving into a new business line, entering into a potential financing transaction, and other strategic alternatives. At this meeting, representatives of Investment Bank A presented and reviewed financing strategies and potential strategic and financing alternatives. Our board authorized management to finalize and execute an engagement letter with Investment Bank A to act as a financial advisor.
On March 7, 2017, we entered into an exclusive strategic advisory engagement agreement with Investment Bank A for the purpose of underwriting a public securities offering or other financing transaction.
On March 10, 2017, AmpliPhi and C3J executed a confidentiality agreement to explore a strategic process (which did not contain a standstill provision) and granted C3J access to AmpliPhi’s data room, which had previously been set up and maintained for the purposes of potential partnerships, licensing transactions and other strategic financings.
On March 13, 2017, Scott Salka, then President and Chief Executive Officer of AmpliPhi, and the Chairman of the Board of AmpliPhi, met with Todd Patrick, CEO of C3J, in Laguna Beach, California while the latter was attending a conference. Mr. Patrick had reached out to AmpliPhi’s management because C3J was interested in pursuing an acquisition of a biotechnology company focused on the discovery and development of phage.
On March 15, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and continued discussions regarding potential strategic investments and strategic transactions.
On March 30, 2017, Mr. Patrick was invited to meet our board of directors at its offices in San Diego. They discussed a potential transaction between AmpliPhi and C3J, including a potential merger.
On March 31, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. Our board discussed engaging Investment Bank A to help explore a strategic transaction and to form a strategic committee to consider and address matters related to a potential strategic transaction. Our board authorized management to enter into an engagement letter with

Investment Bank A for a strategic transaction. Given AmpliPhi’s then cash position of  $2.2 million, our board discussed the need for additional capital to continue operations. Our board of directors considered various means of raising additional capital, including pursuing and preparing for a public offering.
On April 6, 2017, we entered into a second engagement letter with Investment Bank A to help advise on a potential strategic transaction, including a reverse merger. Through the process, Investment Bank A contacted five potential public company acquirors or merger partners.
On April 11, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Our board discussed potential financing options and management gave an update on the status of discussions with C3J involving a potential merger of the companies given their potential synergies and the ability for the combined company to attract additional investment.
On April 14, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Our board considered the need for a reverse stock split in order to maintain a stock trading price sufficient to maintain our listing with NYSE American and to allow for a marketable public offering in the event AmpliPhi chose to pursue a financing option. Our board approved a proposed one-for-ten reverse stock split and that same day, we announced a one-for-ten reverse stock split. At the time, prior to the implementation of the reverse stock split, our common stock was trading at $0.35 per share.
On April 17, 2017, we issued a press release publicly announcing the positive FDA meeting results. In the same press release, we also announced that we were exploring strategic alternatives and had engaged Investment Bank A to advise AmpliPhi and our board of directors in that effort. Our stock price on April 17, 2017 was $0.35 and, after the announcement, it dropped to $0.30 on April 18, 2017.
On April 19, 2017, we received a letter of intent from C3J to merge the companies.
On April 21, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. At the meeting, our board reviewed and representatives from Investment Bank A summarized recent discussions with C3J’s financial advisor. Our board also discussed a potential public offering and other financing opportunities.
On April 25, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Representatives from Investment Bank A and Mr. Salka, gave an update on discussions with C3J and its investment bank. Our board also discussed a potential public offering and other financing opportunities.
On April 27, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Our board discussed potential financing options and management gave an update on the status of discussions with C3J.
On May 1, 2017, we publicly announced a new strategic emphasis on single-patient expanded access treatments as a means to gather additional patient data before meeting again with the FDA to seek approval for phase 2 SA01 clinical trials. Through early- and mid-2017, we made operational changes to reduce our cash expenditures in order to focus on this development approach.
Throughout May 2017, representatives of AmpliPhi and C3J continued to discuss terms of a strategic transaction, including the equity split, financing criteria, the board split and a potential spin out of C3J assets, and our board met regularly to receive updates regarding such discussions
On May 3, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Representatives from Investment Bank A and Mr. Salka gave updates on the public offering process, the discussions with C3J, and various ongoing discussions with other third parties with respect to potential strategic transactions.
On May 4, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A and approved a public offering. That day we announced a $10.4 million public offering of common stock and common warrants at $1.50 per unit in order to continue financing our operations.

On May 22, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. Our board unanimously resolved to establish a special committee (the “May 2017 Special Committee”) with authority to continue negotiations on behalf of AmpliPhi with C3J, which the board determined would be the lead party in the process based on an assessment of the proposed terms from the strategic parties that Investment Bank A had contacted.
On May 30, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. At this meeting, the May 2017 Special Committee gave an update regarding various ongoing discussions with C3J and the other third parties with respect to potential strategic transactions. At this time, our board determined that the other third parties were not viable strategic partners due to a number of factors, including valuation, synergy and related financial terms. Our board also discussed a proposed transition in our company’s management.
On May 31, 2017, Mr. Salka resigned as chief executive officer and Paul C. Grint, M.D., became our new chief executive officer. Mr. Salka continued with AmpliPhi as a consultant in order to help with the transition period.
In late May 2017, discussions with C3J ceased due to the inability of the companies to reach agreement on material terms and AmpliPhi’s preference to pursue opportunities to raise capital on the public market.
On June 14, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and discussed a potential financing and term sheet it had recently received from Company A, an investment fund associated with two of our board members. Among other considerations, the board discussed the impact that this financing might have on AmpliPhi’s ability to enter into a future merger or other strategic transaction. The board then approved the creation of a special committee to review, assess, make recommendations and carry out other actions necessary with respect to the proposed financing from Company A. The board also instructed senior management to revise the proposed term sheet.
On July 10, 2017, AmpliPhi and Company A executed a confidentiality agreement (which did not contain a standstill provision) and granted Company A access to AmpliPhi’s data room. Throughout July and August, Company A and AmpliPhi exchanged term sheet drafts for a potential financing, and the special committee met regularly to discuss the revised terms.
On September 7, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Investment Bank A. Representatives of Investment Bank A reviewed potential financing strategies and strategic alternatives and Dr. Grint gave an update on the status of discussions with Company A regarding a potential financing transaction.
On October 9, 2017, we entered into a confidentiality agreement with Company B (which did not contain a standstill provision) and granted Company B access to AmpliPhi’s data room. We were introduced to Company B through the chairman of our board as a party who might be interested in pursuing a strategic transaction.
On November 13, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. At this meeting Dr. Grint gave an update on the status of discussions with Company A and potential strategic and financing transactions.
On December 6, 2017, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. Senior management gave an update on the strategic process, AmpliPhi’s financial forecasts and business opportunities, and the potential financing transaction with Company A. Following the discussion, our board authorized engaging Ladenburg to assist and advise with respect to our strategic process and to conduct the process of identifying suitable third parties for potential strategic transactions, including licensing transactions and reverse mergers that would utilize AmpliPhi’s public company status to enable an attractive private company to access the public securities market. Our board selected Ladenburg based upon Ladenburg’s experience in the life-science space and advising companies in strategic transactions, including reverse mergers. The board also decided to cease its relationship with Investment Bank A given that no executable strategic combination options arose from our arrangement with Investment Bank A and that our contract with this investment bank had expired.

Over the course of 2017, we actively continued to pursue pharma partners for our natural bacteriophage assets. We also sought non-dilutive capital from grants and other awards. Despite our efforts and active discussions, we were not successful in executing any such transactions.
On December 14, 2017, we publicly announced that we would be pursuing strategic alternatives and Ladenburg began its outreach to potential target companies and other sources.
Between January and February, Ladenburg made outreach on a no-names basis to a broad selection of private and public companies in the life sciences industry. These companies consisted of private companies in the initial public offering (“IPO”) queue, private companies not in the IPO queue, private companies that had failed in earlier attempts at an IPO, publicly traded ex-U.S. companies seeking a Nasdaq or New York Stock Exchange listing and also public companies in the U.S. that were believed to have a strategic fit with us or were seeking a merger transaction as a de facto financing event. More than 200 companies were screened, and 135 companies were contacted as part of this outreach process. Ladenburg also contacted Company B and C3J to see if they were interested in rejoining the process.
Ladenburg, with the help of our management, also reached out to a broad set of investors and service providers including venture capital firms, securities lawyers, auditors and investor relations firms to garner additional interest in a reverse merger transaction with AmpliPhi. In evaluating potential merger partners, we considered whether candidates met the following criteria: relatively low financing risk at closing, a strong product pipeline, a strong news flow, an experienced management team, high quality existing investors or new investors willing to support a transaction, a clean capital structure (i.e., no debt or a clear path to restructuring current debt) and audited financial statements or the ability to produce audited financial statements for the last two fiscal years.
In January 2018, we released positive interim initial results for single-patient expanded access treatments utilizing AB-SA01 and AB-PA01. Seven patients treated responded well to bacteriophage treatments. The market reacted positively, and we raised $4.0 million in gross proceeds under an effective S-3 shelf priced at $1.00 per share.
On January 17, 2018, AmpliPhi and Company E executed a confidentiality agreement (which did not contain a standstill provision) and granted Company E access to AmpliPhi’s data room.
On January 29, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Ladenburg. Representatives from Ladenburg gave an update on the strategic transaction and financing process and Dr. Grint gave an update on the status of discussions with Company A and the various financing term sheets that had been exchanged. Also, at the meeting, senior management updated the board on government grants it was actively pursuing.
On February 4, 2018, AmpliPhi and Company D executed a confidentiality agreement (which did not contain a standstill provision) and we granted Company D access to our data room.
On March 2, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley and Ladenburg. Our board then approved the creation of an independent special committee to assess and evaluate third party proposals and make recommendations to our board with respect to the strategic transaction process (the “Independent Special Committee”). Representatives from Ladenburg then gave an update on the strategic transaction and financing process, including reviewing third party indications of interest received and the list of companies currently in the evaluation process.
Of the 135 companies contacted by Ladenburg during the outreach process, 104 companies were sent process letters, of which 38 did not submit a proposal or were eliminated from the process because of various deficiencies, including inadequate capital or their inability to conduct a post-closing financing. Of the remaining 40 companies, 15 executed confidentiality agreements (in addition to C3J) 13 submitted formal proposals, which were then narrowed down to four companies by using several criteria, including the quality of the management team, funding and business outlook. Company B, Company D, Company E and Company F were invited to present to Ladenburg, our management team and certain members of our board of directors on March 7, 2018 in New York City.

In early March, representatives of Ladenburg exchanged emails with Mr. Patrick about reengaging with AmpliPhi to discuss a strategic transaction. Although C3J expressed interest in pursuing discussions, they did not provide terms for a transaction at that time.
On March 8, 2018, Ladenburg sent non-binding term sheets to Company B, and Company C (a company affiliated with certain of our board members and initially contacted by an AmpliPhi board member). The Company B term sheet proposed a post-closing ownership split of 60% and 40% for Company B and AmpliPhi, respectively, and proposed a post-closing financing of no less than $35.0 million to be dilutive proportionally to Company B and AmpliPhi. The Company C term sheet proposed a post-closing ownership split of 78% and 22% for Company C and AmpliPhi, respectively, and proposed a post-closing financing of no less than $35.0 million to be dilutive proportionally to Company C and AmpliPhi.
On March 9, 2018, AmpliPhi sent Company D a term sheet that proposed a post-closing ownership split of 77% and 23% for Company D and AmpliPhi, respectively, and a pre-closing financing of no less than $30.0 million to be dilutive proportionally to Company D and AmpliPhi. No non-binding term sheet was sent to Company F due to its low level of cash and uncertain plan for financing.
On March 19, 2018, Company C, sent a revised term sheet for a merger transaction to our management, which included proposed a post-closing ownership split of 85% and 15% for Company C and AmpliPhi.
On March 21, 2018, at a special telephonic meeting, the Independent Special Committee in consultation with our management and representatives of Cooley and discussed the status of the strategic transaction process, including the term sheets submitted by Company B, Company C and lack of response from Company D and Company E. Our board chose Company B as the lead candidate and also chose to initiate negotiations with Company D as the other finalist, each of which offered strategic and synergistic opportunities. Our board also determined to continue discussions with Company C.
On March 22, 2018, we raised an additional $3.1 million of gross proceeds in a registered direct offering, priced at $1.10 per share. With those proceeds, we believed we had enough cash to last until the fourth quarter of 2018. That same day, our board met in consultation with our management and representatives of Cooley and Ladenburg. Representatives from Ladenburg gave an update on the strategic transaction. Senior management also presented on the completed registered direct offering.
On March 28, 2018, Company D sent a revised term sheet proposing a post-closing ownership split of 92% and 8% to Company D and AmpliPhi, respectively, and proposed a pre-closing financing of no less than $25.0 million to be dilutive proportionally to Company D and AmpliPhi. Between March 28, 2018 and March 31, 2018, the companies and their advisors continued to negotiate over the equity split, closing adjustments and post-closing financing.
On March 29, 2018, at special telephonic meetings, our Independent Special Committee met in consultation with our management and representatives of Cooley and Ladenburg to discuss the term sheet with Company D. On March 31, 2018, we sent Company D a revised term sheet to provide for a post-closing ownership split of 91.2% and 8.8% to Company D and AmpliPhi, respectively, with adjustments based on the amount of concurrent financing and each party’s cash level at closing. The term sheet also proposed that Company D would close a pre-closing financing for between $10.0 million and $20.0 million and a post-closing financing of no less than $20.0 million.
On April 4, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. At this meeting, the Independent Special Committee gave an update on the strategic transaction, including ongoing discussions with Company B, Company C and Company D, potential timing considerations and AmpliPhi’s cash needs.
On April 16, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. At this meeting, the Independent Special Committee gave an update on the strategic transaction, including next steps with Company B, Company C and Company D.
On May 1, 2018 and May 14, 2018, at special telephonic meetings, our board met in consultation with our management and representatives of Cooley and the Independent Special Committee gave an update on the strategic transaction, including ongoing discussions with Company B, Company C and Company D. Soon after, Company C indicated it was withdrawing from the process.

On May 16, 2018, Company D sent a revised term sheet proposing a post-closing ownership split ranging between 87.5% and 91.5% and between 8.5% and 12.5% for Company D and AmpliPhi, respectively, and proposed a post-closing financing of no less than a $25.0 million to be dilutive proportionally to Company D and AmpliPhi, with adjustments based on the amount of concurrent financing and each party’s cash level at closing.
On May 22, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Ladenburg and Cooley. The Independent Special Committee gave an update on the strategic transaction, including AmpliPhi’s ongoing discussions with Company B, Company C and Company D, including the fact that Company C had left the process because it had determined it was not ready for a merger transaction. At the invitation of our board, a representative of Company B joined the meeting and discussed his vision for the strategic transaction between Company B and AmpliPhi. After the presentation and after the representative of Company B left the meeting, our board, under the supervision of the Independent Special Committee, decided to move forward with finalizing terms with Company B and to also continue discussions with Company D in the event that we could not come to an agreement with Company B on the term sheet.
Over the next week, the Independent Special Committee determined not to move forward with Company D because of the unfavorable terms it had offered for the exchange ratio and post-closing financing and our Independent Special Committee’s assessment regarding the likelihood of reaching a different agreement on more favorable terms.
On June 6, 2018, AmpliPhi and Company B executed a non-binding term sheet. This term sheet provided for a 25 day exclusivity period, a minimum post-closing financing of  $30.0 million, an exchange ratio under which AmpliPhi would own 37% of the equity of the combined company at closing (but prior to the post-closing financing), a post-closing board with representation from AmpliPhi generally proportional to its post-closing ownership of the combined company, and other non-binding terms.
On June 14, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Ladenburg and Cooley. Senior management presented to the board on potential licensing and partnering transactions and government grants it was pursuing. Representatives of Ladenburg and the Independent Special Committee each gave an update on the strategic transaction and negotiations with Company B. Through June and early July 2018, we moved forward to negotiate and complete a merger transaction with Company B. In early July 2018, Company B’s funding source refused to commit its capital based on the terms agreed to in the executed term sheet. Consequently, negotiations with Company B ceased in late July 2018.
On July 25, 2018, representatives from Ladenburg spoke with Mr. Patrick about reengaging on a possible transaction. Mr. Patrick indicated to the representatives of Ladenburg a strategic transaction was possible and proposed an exchange ratio under which AmpliPhi would own 20% of the equity of the combined company at closing.
On August 1, 2018, members of our senior management, representatives from Ladenburg and Mr. Patrick had a telephone call where each of the companies gave an update on their current business and a potential strategic transaction. Again Mr. Patrick proposed an exchange ratio under which AmpliPhi would own 20% of the equity of the combined company at closing. The parties also discussed a possible financing and whether or not C3J would be willing to have board members appointed by AmpliPhi on the combined companies’ board.
On August 21, 2018, at a telephonic meeting of our board, senior management presented that AmpliPhi had a cash balance of  $5.8 million as of June 30, 2018. Our board discussed various alternatives for AmpliPhi including substantial cost reductions, a wind-down of operations and other forms of outside financing. Our board approved AmpliPhi to raise additional funds, after which AmpliPhi filed a registration statement with the SEC for the purpose of raising capital. The filing was timed to coincide with the anticipated positive feedback from the FDA for initiation of phase 2 clinical trials for AB-SA01.
On September 17, 2018, we announced a successful meeting with the FDA and clarity to initiate two phase 2 clinical trials for AB-SA01. On September 18, 2018, we announced a successful meeting with the FDA and clarity to initiate two phase 2 clinical trials for AB-PA01 for treatment of P. aeruginosa. Each of these meetings were strong evidence that the FDA was supportive of the development of bacteriophage for treatment of multi-drug resistant bacterial infections. Prior to the announcement on September 17, 2018, our stock closed at $0.99, but the following day on September 18, 2018, our stock closed at $0.87.
On September 18, 2018, we began marketing a public offering (the “2018 Offering”) of common stock to raise $12 million of new capital based on a registration statement on Form S-1 filed with the SEC. Over a three-week marketing period, we held 17 individual investor meetings and numerous group calls with retail brokers. While short-term investors indicated interest, no lead anchor investor expressed interest in participating in the offering.
On October 8, 2018, AmpliPhi and C3J executed a new confidentiality agreement (which did not contain a standstill provision) and granted C3J access to AmpliPhi’s data room as the prior confidentiality agreement had expired pursuant to its terms.
On October 9, 2018, Dr. Grint and Mr. Steve Martin met with Mr. Patrick in San Diego, California and discussed possible merger scenarios and synergies.
On October 12, 2018, we announced the pricing of a $6.6 million public offering of common stock and warrants at $0.40 per share pursuant to the 2018 Offering. We ultimately received $6.8 million in gross proceeds in the offering and the capital is expected to carry AmpliPhi to mid-2019. As a result of the significant number of common shares issued in connection with the October 2018 offering, we added a proposal to our proxy statement for the December 2018 annual shareholders meeting to increase the number of authorized common shares by 150 million to allow us to raise additional capital in the future through the issuance of common stock.
On October 22, 2018, Company G, which was first contacted by an AmpliPhi board member, and AmpliPhi executed a confidentiality agreement (which did not contain a standstill provision) and granted Company G access to AmpliPhi’s data room.
On October 24, 2018, a representative of Ladenburg had a telephonic conversation with Mr. Patrick and communicated that AmpliPhi continued to seek alternatives and that, if interested, C3J would be welcome to more actively re-engage in the strategic process.
On October 25, 2018, Mr. Patrick outlined a merger proposal which was provided by email to Jeremy Curnock Cook, our chairman of the board. On October 28, 2018, C3J provided us with a written indication of interest.
On October 28, 2018, C3J made an initial nonbinding offer that ascribed valuations of  $36.0 million and $12.0 million to C3J and AmpliPhi, respectively, and proposed a post-closing financing of $14.0 million from current investors in C3J.
On October 31, 2018, at a special telephonic meeting, our board met in consultation with our management and representatives of Cooley. At the meeting, senior management updated the board on management’s pursuit of potential licensing and partnering transactions and government grants and that, despite active pursuit, we had not been successful in executing upon any such transaction, as well as the discussions with Company G. Our board also discussed the offer made by C3J on October 28, 2018. In addition, our board considered whether to enter into a new contract with Ladenburg, whose contract expired in September 2018.
Between mid-October 2018 until the end of November 2018, we also re-engaged in discussions with potential merger partner Company E. Company E was not fully capitalized and update discussions progressed while Company E pursued capital. During this time, Mr. Cook and Dr. Grint also engaged in discussions with potential merger partners Company E and Company G. None of these entities formalized a term sheet for review.
In November 2018, we continued discussions that had been ongoing since June 2017 with Company A. Company A expressed interest in making a financial investment in our AmpliPhi Australia subsidiary for the continued development of bacteriophage.
On November 6, 2018, Dr. Grint and Mr. Martin met in person at the C3J’s offices to further discuss the potential merger. Following the meeting, management of both parties initiated due diligence efforts to evaluate the merger possibility.

On November 12, 2018, our board met to discuss re-engagement with C3J, and what terms if any would be acceptable for a transaction. Our board determined to focus its efforts on C3J and Company A.
Through November 2018, C3J and AmpliPhi exchanged drafts of a term sheet, and among other terms negotiated an exchange ratio under which AmpliPhi would own 30% of the equity of the combined company at closing (but prior to the post-closing financing) from a starting position of seeking 35% of the equity of the combined company at closing (but prior to the post-closing financing), and executed a term sheet on November 27, 2018 (the “C3J Term Sheet”). Additionally, the C3J Term Sheet provided for a 30-day exclusivity period terminating on December 27, 2018. However, under the term sheet, discussions with Company A would be permitted to continue. The C3J Term Sheet also ascribed valuations of $28.0 million and $12.0 million to C3J and AmpliPhi, respectively, provided for a minimum post-closing financing of  $14.0 million, the exchange ratio, a post-closing board comprised of five directors designated by C3J and two directors designated by AmpliPhi and other non-binding terms.
At the end of November, Cooley and AmpliPhi were granted access to the C3J data room and Thompson Hine LLP (“Thompson Hine”), C3J’s counsel, and C3J were granted access to AmpliPhi’s data room. The parties then began to conduct their due diligence review.
On December 4, 2018, NYSE American notified us of its recommendation that we effect a reverse stock split in order to maintain our listing with NYSE American. That same day, Thompson Hine sent a due diligence request list to Cooley.
On December 7, 2018, Cooley sent a draft merger agreement, lock-up agreement and AmpliPhi support agreement to Thompson Hine. The draft merger agreement also included, pursuant to the C3J Term Sheet, requirements that C3J and AmpliPhi have cash in the amount of  $5.0 million and $2.5 million, respectively, at closing.
On December 9, 2018, we sent drafts of the stock purchase agreement and registration rights agreement for the financing to Thompson Hine.
On December 10, 2018, Thompson Hine indicated that the C3J existing investors would not be able to sign the stock purchase agreement and registration rights agreement prior to signing the merger agreement because they would need more time with their respective outside counsels and investment committees than the merger signing timeline permitted. Instead, the investors indicated they would be willing to sign an equity commitment letter prior to execution of the merger agreement and enter the stock purchase agreement and registration rights agreement after signing the merger agreement.
On December 11, 2018, Thompson Hine sent Cooley a draft equity commitment letter, proposing that the investors in the Financing enter into this agreement prior to signing the merger agreement, and then after execution of the merger agreement, but prior to filing a definitive proxy, such investors would enter into the stock purchase agreement and registration rights agreement. Between December 11, 2018 and December 20, 2018, the parties exchanged drafts of the equity commitment letter with C3J agreeing to more specificity in order to create a binding obligation.
On December 11, 2018, a non-binding term sheet proposal from Company A to invest up to $12.5 million in AmpliPhi upon certain conditions was submitted to our board. Our board reviewed and discussed the proposal with the Independent Special Committee and determined to continue to assess this proposal in the context of progress with C3J.
On December 13, 2018, Thompson Hine sent drafts of the revised merger agreement, AmpliPhi support agreement, lockup agreement, stock purchase agreement and registration rights agreement. We accepted the minimal changes to the AmpliPhi support agreement, lockup agreement, stock purchase agreement and registration rights agreement. The draft of the merger agreement included and removed the right for our board to terminate the agreement for a Change of Circumstance.
On December 17, 2018, we entered into an extension of the Ladenburg engagement letter, which had expired.
On December 18, 2018, our board of directors met with Mr. Patrick in San Diego to discuss deal terms.

On December 19, 2018, Cooley provided a draft of the AmpliPhi disclosure schedules and revised merger agreement to Thompson Hine. The draft merger agreement included a proposed $500,000 termination fee and reinserted the right to terminate for a Change of Circumstance.
On December 20, 2018, Thompson Hine provided a draft of the C3J disclosure schedules and C3J support agreement to Cooley. The C3J support agreement was acceptable and agreed to be in substantially final form by the parties. That same day, Thompson Hine provided Cooley a further revised draft of the equity commitment letter in a form agreeable to the parties. Thompson Hine then distributed the equity commitment letters to its investors for signature, which were obtained prior to signing the merger agreement on January 3, 2018.
On December 21, 2018, Thompson Hine provided comments to the AmpliPhi disclosure schedules and a revised draft of the merger agreement to Cooley. The draft merger agreement included a termination fee of  $1.0 million.
On December 22, 2018, our management updated the Independent Special Committee regarding the proposal received from Company A on December 11, 2018.
On December 24, 2018, our board of directors determined to place the potential transaction with Company A on hold because of the inability of the parties to come to final terms. In discussions with the management team, Mr. Patrick also indicated he wished to extend exclusivity for 15 days to ensure the transaction was signed expeditiously. Our board then determined to pursue a merger transaction exclusively with C3J and cease negotiations with Company A.
On December 26, 2018, Thompson Hine sent an exclusivity extension agreement to extend exclusivity between the companies by 15 days, and on December 27, 2018, the parties executed the exclusivity extension agreement, extending exclusivity until January 11, 2019. Under the terms of this agreement, AmpliPhi was not permitted to continue discussions with any third party, including Company A. Additionally, the revised letter revised the minimum Financing commitment from $14.0 million, as provided in the C3J Term Sheet, to $11.5 million. The reduction in the Financing commitment amount was due to a number of factors, including the unwillingness of the financing source to move quickly within the confines of the limited timeframe in order to conclude its due diligence and review of the transaction documents.
On December 27, 2018, Thompson Hine provided execution versions of the equity commitment letters for an aggregate of  $8.5 million to Cooley.
On December 28, 2018, Cooley provided revised drafts of the AmpliPhi disclosure schedules, C3J disclosure schedules, and the merger agreement to Thompson Hine. The revised merger agreement included a termination fee of  $750,000.
On December 29, 2018, Thompson Hine provided the final equity commitment letter from one of the proposed investors and indicated that this investor would commit $1.5 million instead of the previously anticipated $3.0 million. The reduction by this investor brought the total minimum Financing amount from $11.5 million to $10.0 million. Given the reduction, C3J and AmpliPhi agreed to revise the cash closing requirement to account for the difference in the Financing amount by increasing the C3J requirement from $5.0 million to $6.0 million and decreasing AmpliPhi’s requirement from $2.5 million to $2.0 million.
On December 31, 2018, Thompson Hine provided revised drafts of the AmpliPhi disclosure schedules, C3J disclosure schedules, and the merger agreement to Cooley. As agreed, the revised draft of the merger agreement changed the closing cash requirements of C3J and AmpliPhi from $5.0 million and $2.5 million to $6.0 million and $2.0 million, respectively, and a termination fee of  $1.0 million.
On January 2, 2019, at a special telephonic meeting, the Independent Special Committee with our management and representatives of Ladenburg and Cooley reviewed certain terms of the merger agreement, including the exchange ratio, post-closing board composition, termination fees and outside date. Later in the day, at a special telephonic meeting, our board of directors in consultation with our management and representatives of Ladenburg and Cooley reviewed the strategic process and C3J’s proposal, including the combined company’s management and board composition, the termination fee, and the terms of the Financing, the reduction in the financing commitment from $11.5 million to $10.0 million, and the corresponding changes to the closing cash requirements. Ladenburg also presented its financial analyses of the exchange ratio and explained that because of the pre-commercial nature of C3J’s business, Ladenburg did not include any discounted cash flow analysis. Representatives of Cooley reviewed with our board its fiduciary duties in the context of considering the process and the proposed transaction with C3J.
On January 2, 2019, Cooley sent a revised draft of the merger agreement to Thompson Hine that accepted the previous changes in the merger agreement and revised the recitals to make reference to a minimum commitment of  $10.0 million in the Financing.
On January 3, 2019, the parties exchanged several drafts of each of the AmpliPhi disclosure schedules, C3J disclosure schedules and merger agreement in order to finalize the documents.
On January 3, 2019, at a special telephonic meeting, our board in consultation with our management and representatives of Ladenburg and Cooley reviewed the strategic process and C3J’s proposal. At this meeting, representatives of Ladenburg reviewed its financial analyses of the consideration to be paid by AmpliPhi in the merger and delivered to our board its opinion, which stated that, subject to the various assumptions and limitations set forth in the opinion, as of January 3, 2018, the exchange ratio was fair, from a financial point of view, to the AmpliPhi shareholders. Also, at this meeting, representatives of Cooley reviewed changes in the proposed terms of the merger agreement from those discussed at the January 2, 2019 board meeting, including the outside date and closing cash requirements. Cooley reviewed the merger agreement terms, including conditions to closing, termination rights and any fees associated with terminations under certain circumstances, and our limited right to continue negotiations with other interested parties. Cooley also reviewed the terms of the Financing and other transaction agreements. Our board engaged in extensive discussions relating to C3J, its business and the terms of the proposed transaction.
Following consideration of the merger agreement and the contemplated transactions, including consideration of the factors described in “reasons for the merger”, our board unanimously (a) determined that the contemplated transactions were fair to, advisable and in the best interests of AmpliPhi and its shareholders; (b) authorized, approved and declared advisable the merger agreement and the contemplated transactions, including the issuance of shares of AmpliPhi common stock to the shareholders of C3J pursuant to the terms of the merger agreement; and (c) determined to recommend, upon the terms and subject to the conditions set forth in the merger agreement, that the AmpliPhi shareholders vote to approve the AmpliPhi Shareholder Matters. Our board of directors also agreed to determine the final AmpliPhi board members and reverse stock split ratio at a later date.
Later that evening, representatives of C3J, AmpliPhi and Merger Sub executed the definitive Merger Agreement. Concurrently with the execution of the Merger Agreement, each of our directors and named executive officers of AmpliPhi representing less than 1% of the outstanding Shares in the aggregate entered into the AmpliPhi support agreement and the lockup agreement. That same day, we also entered into the equity commitment letters with C3J and certain stockholders of C3J.
Execution of the Merger Agreement was publicly announced early on the morning of January 4, 2019.
Reasons for the Merger
Our board considered the following factors in reaching its conclusion to approve the Merger and to recommend that the AmpliPhi shareholders approve the AmpliPhi Shareholder Matters, all of which our board viewed as supporting its decision to approve the business combination with C3J:
•
Our board and its financial advisors have undertaken a comprehensive and thorough process of reviewing and analyzing potential Merger transaction candidates for a variety of strategic transactions over the course of more than two years, to identify the opportunity that would, in our board’s opinion, create the most value for AmpliPhi’s shareholders.

•
Our board believes that, as a result of arm’s length negotiations with C3J, AmpliPhi and its representatives negotiated the most favorable exchange ratio for AmpliPhi that C3J was willing to agree to, and that the terms of the Merger Agreement include the most favorable terms to AmpliPhi in the aggregate to which C3J was willing to agree.

•
Our board believes, after a thorough review of strategic alternatives and discussions with C3J’s senior management, and AmpliPhi’s financial advisors and legal counsel, that the Merger was more favorable to the shareholders of AmpliPhi than the potential value that might have resulted from other strategic options that may have been available to AmpliPhi, including remaining a standalone public company.

•
Our board believes, based in part on the judgment, advice and analysis of our senior management with respect to the potential strategic, financial and operational benefits of the Merger (which judgment, advice and analysis was informed in part on the business, technical, financial, accounting and legal due diligence investigation performed with respect to C3J), that the combined company’s targeted bacteriophage therapeutics represents a sizeable market opportunity, may provide new medical benefits for a large patient population and returns for investors, and may lead to partnering opportunities with third parties that previously were not available to AmpliPhi.

•
Our board also reviewed, with our management and C3J’s management, the current plans of C3J for developing novel targeted antimicrobials to confirm the likelihood that the combined company would possess sufficient financial resources through the first half of 2020 to allow the management team to focus on the development and potential commercialization of targeted bacteriophage therapeutics. Our board also considered the possibility that the combined company would be able to take advantage of the potential benefits resulting from the combination of the AmpliPhi public company structure with the C3J business to raise additional funds in the future.

•
Our board considered C3J’s willingness to allow continued development of the AmpliPhi bacteriophage therapeutics which certain other bidders resisted.

•
Our board’s consideration of the fact that, despite the effectiveness of AmpliPhi’s targeted bacteriophage therapeutics, its stock price had not responded favorably to positive announcements;

•
Our board considered AmpliPhi’s inability to successfully enter into partnering or collaboration arrangements despite directed efforts;

•
Our board concluded that the Merger would provide the existing AmpliPhi shareholders a significant opportunity to participate in the potential growth of the combined company following the Merger given the potential ability of C3J to monetize its pipeline more quickly and seek patent protection more easily than AmpliPhi.

•
Our board also considered that the combined company will be led by an experienced senior management team, including AmpliPhi’s Chief Financial Officer, who will remain in his current position, and a new Chief Executive Officer who was part of senior management team that previously built and sold a company for over $1.5 billion.

•
Our board considered that the combined company will be led by a board of directors with representation from each of the current boards of directors of AmpliPhi and C3J.

•
Our board considered the financial analysis of Ladenburg Thalmann, including Ladenburg Thalmann’s Opinion to our board as to the fairness to AmpliPhi, from a financial point of view and as of the date of the Opinion, of the aggregate number of shares of AmpliPhi common stock to be paid in the Merger, as more fully described below under the caption “The Merger — Opinion of Ladenburg Thalmann & Co. Inc.”

•
Our board also reviewed the recent financial condition, results of operations and financial condition of AmpliPhi, including:

•
the risks associated with continuing to operate AmpliPhi on a stand-alone basis, including liquidity needs and cash-burn relating to, among other things, funding AmpliPhi’s ongoing and contemplated clinical trials;

•
the consequences of current market conditions, AmpliPhi’s current liquidity position, the depressed stock price of AmpliPhi and its deemed peer group, continuing net operating losses, and the likelihood that the resulting circumstances for AmpliPhi, on a stand-alone basis, would not change for the benefit of the AmpliPhi shareholders in the foreseeable future;

•
our management’s belief that it would be difficult to obtain sufficient equity or debt financing on acceptable terms, if at all, coupled with the fact that AmpliPhi’s existing cash would only fund operations through the middle of 2019;

•
the results of substantial efforts made over a significant period of time by AmpliPhi’s senior management and financial advisors to solicit strategic alternatives for AmpliPhi to the Merger, including the discussions that AmpliPhi management and the AmpliPhi board had since 2017 with other potential transaction candidates;

•
the projected liquidation value of AmpliPhi and the risks, costs and timing associated with liquidating compared to the value AmpliPhi shareholders will receive in the Merger; and

•
AmpliPhi’s potential inability to maintain its NYSE American listing without completing the Merger.

Our board also reviewed the terms of the Merger and associated transactions, including:
•
The Exchange Ratio, which establishes the number of shares of AmpliPhi common stock to be issued in the Merger, is fixed based on the relative valuations of the companies, and thus the relative percentage ownership of AmpliPhi shareholders and C3J shareholders immediately following the completion of the Merger is similarly fixed;

•
the limited number and nature of the conditions to C3J’s obligation to consummate the Merger and the limited risk of non-satisfaction of such conditions as well as the likelihood that the Merger will be consummated on a timely basis;

•
the respective rights of, and limitations on, AmpliPhi and C3J under the Merger Agreement to consider certain unsolicited acquisition proposals under certain circumstances should AmpliPhi or C3J receive a superior offer;

•
the reasonableness of the potential termination fee of  $1.0 million, which could become payable by either AmpliPhi or C3J if the Merger Agreement is terminated in certain circumstances;

•
the support agreements, pursuant to which officers, directors and certain shareholders of C3J agreed, solely in their capacity as shareholders, to vote shares of their C3J capital stock covering approximately 88% of the outstanding shares of C3J in favor of adoption of the Merger Agreement;

•
the fact that C3J would solicit the approval of its shareholders to adopt the Merger Agreement and approve the Merger and other transactions contemplated by the Merger Agreement within five business days of execution of the Merger Agreement;

•
the execution of the equity commitment letters by certain of C3J’s shareholders, pursuant to which such shareholders committed to invest a sufficient amount of capital (at a price per share based upon the combined valuation of the companies) that is anticipated to help fund the further development of the combined company’s preclinical and clinical programs and build substantial value for our shareholders in the near term; and

•
the belief that the terms of the Merger Agreement, including the parties’ representations, warranties and covenants, and the conditions to their respective obligations, are reasonable under the circumstances.

In the course of its deliberations, our board also considered a variety of risks and other countervailing factors related to entering into the Merger, including:
•
the termination fee of  $1.0 million payable to C3J upon the occurrence of certain events and the potential effect of such termination fee in deterring other potential acquirers from proposing an alternative transaction that may be more advantageous to AmpliPhi’s shareholders;

•
the substantial expenses to be incurred in connection with the Merger, including the costs associated with any related litigation;

•
the possible volatility, at least in the short term, of the trading price of the AmpliPhi common stock resulting from the Merger announcement;

•
the risk that the Merger might not be consummated in a timely manner or at all and the potential adverse effect of the public announcement of the Merger or on the delay or failure to complete the Merger on the reputation of AmpliPhi;

•
the risk to AmpliPhi’s business, operations and financial results in the event that the Merger is not consummated, including the diminution of AmpliPhi’s cash and its likely inability to raise additional capital through the public or private sale of equity securities;

•
the strategic direction of the continuing company following the completion of the Merger, which will be determined by a board of directors, a majority of which will be initially comprised of members of the current C3J board of directors;

•
the fact that the Merger would give rise to substantial limitations on the utilization of AmpliPhi’s net operating losses;

•
the fact that additional capital will be needed immediately following the consummation of the Merger to fund the continuing company;

•
the fact that the stock purchase agreement contemplated by the equity commitment letters may not be executed and, even if executed, the financing contemplated thereby might not be consummated; and

•
various other risks associated with the combined company and the Merger, including those described in the section entitled “Risk Factors” in this proxy statement.

The foregoing information and factors considered by the AmpliPhi board are not intended to be exhaustive but are believed to include all of the material factors considered by AmpliPhi’s board. In view of the wide variety of factors considered in connection with its evaluation of the Merger and the complexity of these matters, the AmpliPhi board did not find it useful, and did not attempt, to quantify, rank or otherwise assign relative weights to these factors. In considering the factors described above, individual members of AmpliPhi’s board may have given different weight to different factors. AmpliPhi’s board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, the AmpliPhi management team and the legal and financial advisors of AmpliPhi, and considered the factors overall to be favorable to, and to support, its determination.
Opinion of Ladenburg Thalmann & Co. Inc.
Pursuant to an engagement letter dated December 13, 2017 and amended on December 17, 2018, AmpliPhi retained Ladenburg Thalmann to act as a financial advisor in connection with the Merger and to render an opinion to the AmpliPhi board of directors as to the fairness, from a financial point of view, of the Exchange Ratio to the AmpliPhi shareholders. On January 3, 2019, Ladenburg Thalmann rendered its oral opinion, subsequently confirmed by delivery of a written opinion dated January 3, 2019, to the AmpliPhi board of directors, that, as of the date of such opinion, and based upon the various assumptions and limitations set forth therein, that the Exchange Ratio was fair from a financial point of view to the AmpliPhi shareholders.
The full text of the written opinion of Ladenburg Thalmann, dated January 3, 2019, is attached as Appendix C to this proxy statement and is incorporated by reference. AmpliPhi encourages AmpliPhi shareholders to read the Opinion in its entirety for the assumptions made, procedures followed, other matters considered and limits of the review by Ladenburg Thalmann. The summary of the written Opinion of Ladenburg Thalmann set forth herein is qualified by reference to the full text of the Opinion. Ladenburg Thalmann provided its Opinion for the sole benefit and use of AmpliPhi’s board of directors in its consideration of the Merger. Ladenburg Thalmann’s Opinion is not a recommendation to any shareholder as to how to vote with respect to the proposed Merger or to take any other action in connection with the Merger or otherwise.
In connection with the Opinion, Ladenburg Thalmann took into account an assessment of general economic, market and financial conditions as well as its experience in connection with similar transactions and securities valuations and, among other things:
•
Reviewed a draft dated January 3, 2019 of the Merger Agreement, which was the most recent draft made available to Ladenburg Thalmann prior to delivery of the Opinion;

•
Reviewed and analyzed certain publicly available financial and other information for each of AmpliPhi and C3J, respectively, including equity research on comparable companies and on AmpliPhi, and certain other relevant financial and operating data furnished to us by the management of each of AmpliPhi and C3J, respectively;

•
Reviewed and analyzed certain relevant historical financial and operating data concerning C3J furnished to Ladenburg Thalmann by the management of AmpliPhi and C3J;

•
Discussed with certain members of the management of AmpliPhi the historical and current business operations, financial condition and prospects of AmpliPhi and C3J;

•
Reviewed and analyzed certain operating results of C3J as compared to operating results and the reported price and trading histories of certain publicly traded companies that Ladenburg Thalmann deemed relevant;

•
Reviewed and analyzed certain financial terms of the Merger Agreement as compared to the publicly available financial terms of certain selected business combinations that Ladenburg Thalmann deemed relevant;

•
Reviewed and analyzed certain financial terms of completed initial public offerings for certain companies that Ladenburg Thalmann deemed relevant;

•
Reviewed certain pro forma financial effects of the Merger;

•
Reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as Ladenburg Thalmann deemed relevant for the purposes of the Opinion; and

•
Took into account Ladenburg Thalmann’s experience in other transactions, as well as Ladenburg Thalmann’s experience in securities valuations and Ladenburg Thalmann’s general knowledge of the industry in which AmpliPhi and C3J operate.

In conducting its review and arriving at the Opinion, Ladenburg Thalmann, with the consent of AmpliPhi, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to Ladenburg Thalmann, by AmpliPhi and C3J, respectively, or which is publicly available or was otherwise reviewed by Ladenburg Thalmann. Ladenburg Thalmann has not undertaken any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information.
Ladenburg Thalmann relied upon, without independent verifications, the assessment of AmpliPhi management and C3J management as to the viability of, and risks associated with, the current and future products and services of C3J (including without limitation, the development, testing and marketing of such products and services, the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing thereof, and the life and enforceability of all relevant patents and other intellectual and other property rights associated with such products and services).

In addition, Ladenburg Thalmann has not conducted, nor has Ladenburg Thalmann assumed any obligation to conduct, any physical inspection of the properties or facilities of AmpliPhi or C3J. Furthermore, Ladenburg Thalmann has assumed, with AmpliPhi’s consent, that there will be no further adjustments to the Exchange Ratio between the date hereof and the date the final Exchange Ratio is determined.
Ladenburg Thalmann, with AmpliPhi’s consent, relied upon the assumption that all information provided to Ladenburg Thalmann by AmpliPhi, including information AmpliPhi obtained from C3J is accurate and complete in all material respects. Ladenburg Thalmann expressly disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Opinion of which Ladenburg Thalmann has become aware after the date hereof.
Ladenburg Thalmann has assumed there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of AmpliPhi or C3J since the date of the last financial statements made available to Ladenburg Thalmann. Ladenburg Thalmann has not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of AmpliPhi or C3J, nor has Ladenburg Thalmann been furnished with such materials. Further, as AmpliPhi’s board of directors was aware, C3J’s management team did not provide Ladenburg Thalmann or AmpliPhi with, and Ladenburg Thalmann did not otherwise have access to, financial forecasts regarding C3J’s business, other than certain near-term budgets, and, accordingly, Ladenburg Thalmann did not perform either a discounted cash flow analysis or any multiples-based analyses with respect to C3J. In addition, Ladenburg Thalmann has not evaluated the solvency or fair value of AmpliPhi or C3J under any state or federal laws relating to bankruptcy, insolvency or similar matters. Ladenburg Thalmann has been informed that AmpliPhi was expected to have $2.0 million in cash and C3J was expected to have $6.0 million in cash at the closing of the merger, assuming the closing occurred prior to March 31, 2019. The Opinion does not address any legal, tax or accounting matters related to the Merger Agreement or the Merger, as to which Ladenburg Thalmann has assumed that AmpliPhi and the board of directors have received such advice from legal, tax and accounting advisors as each has determined appropriate. The Opinion addresses only the fairness of the Exchange Ratio, from a financial point of view, to AmpliPhi shareholders. Ladenburg Thalmann expresses no view as to any other aspect or implication of the Merger or any other agreement or arrangement entered into in connection with the Merger. The Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and have been evaluated by Ladenburg Thalmann on the date hereof. It should be understood that although subsequent developments may affect the Opinion, Ladenburg Thalmann does not have any obligation to update, revise or reaffirm the Opinion and Ladenburg Thalmann expressly disclaims any responsibility to do so.
Ladenburg Thalmann did not consider any potential legislative or regulatory changes currently being considered or recently enacted by the United States or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the SEC, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.
For purposes of rendering the Opinion, Ladenburg Thalmann assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Merger Agreement are true and correct, that each party will perform all of the standards of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. Ladenburg Thalmann assumed that the final form of the Merger Agreement was substantially similar to the last draft reviewed by Ladenburg Thalmann. Ladenburg Thalmann also assumed that all governmental, regulatory and other consents and approvals contemplated by the Merger Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger. Ladenburg Thalmann assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act, the Exchange Act, and all other applicable federal and state statutes, rules and regulations.
It is understood that Ladenburg Thalmann’s Opinion was intended for the benefit and use of the board of directors of AmpliPhi in its consideration of the financial terms of the Merger and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without Ladenburg Thalmann’s prior written consent. Ladenburg Thalmann’s Opinion did not constitute a recommendation to the board of directors of AmpliPhi on whether or not to approve the Merger or to any AmpliPhi shareholder or C3J shareholder or any other person as to how to vote with respect to the Merger or to take any other action in connection with the Merger or otherwise. Ladenburg Thalmann’s Opinion did not address AmpliPhi’s underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to AmpliPhi. Ladenburg Thalmann expressed no Opinion as to the prices or ranges of prices at which shares of securities of any person, including AmpliPhi, will trade at any time, including following the announcement or consummation of the Merger. Ladenburg Thalmann was not requested to opine as to, and Ladenburg Thalmann’s Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the compensation to be paid to the security holders of AmpliPhi in connection with the Merger or with respect to the fairness of any such compensation.
The following is a summary of the principal financial analyses performed by Ladenburg Thalmann to arrive at the Opinion. Some of the summaries of financial analyses include information presented in tabular format. In order to fully understand the financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses. Ladenburg Thalmann performed certain procedures, including each of the financial analyses described below and reviewed with the management of AmpliPhi the assumptions on which such analyses were based and other factors, including the historical and projected financial results of AmpliPhi and C3J.
Transaction Overview as of the Date of the Opinion
Based upon an estimate of the Exchange Ratio of 0.6892 with no assumed reverse stock split, it is currently estimated that at the closing of the Merger, and prior to the Financing: (a) C3J securityholders immediately prior to the Merger will own approximately 70% of the aggregate number of the outstanding AmpliPhi securities (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants), and (b) the AmpliPhi securityholders immediately prior to the Merger will own approximately 30% of the aggregate number of the outstanding AmpliPhi securities (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants), in each case, subject to adjustment of the Exchange Ratio as set forth in the Merger Agreement and described herein.
Assuming that the Financing closes immediately after the Merger as well as the other aforementioned assumptions, it is expected that after the Financing, (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi securities on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi securities (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants), in each case, subject to adjustment of the Exchange Ratio as set forth in the Merger Agreement and described herein.
Implied Equity Value
Ladenburg Thalmann estimated an implied equity value for C3J of approximately $28.0 million, which was calculated by multiplying 113,250,830 (the assumed C3J shares as of the closing of the Merger on a fully-diluted, as-converted, pre-split basis, excluding out of the money options, and prior to giving effect to the Financing) by $0.25 (the assumed price per share of C3J common stock).

Implied Total Enterprise Value
Ladenburg Thalmann calculated an implied total enterprise value for C3J of approximately $22.0 million by subtracting an assumed C3J net cash balance of approximately $6.0 million at March 31, 2019 from the implied equity value of approximately $28.0 million and was based on C3J’s projected indebtedness, cash and cash equivalents at March 31, 2019, the assumed closing date of the Merger for purposes of the Opinion.
Analysis of Selected Initial Public Offering Transactions
Ladenburg Thalmann reviewed the initial public offerings (“IPOs”) of 10 biopharmaceutical companies that completed an IPO since July 2014 and whose lead product at the time of its IPO was in a Pre-Clinical to Phase 2 stage of development and focused on the infectious disease space. The total enterprise value at IPO is defined as the pre-money equity value plus indebtedness, liquidation value of preferred stock and non-controlling interest, minus cash and cash equivalents at the time of its IPO. Although the companies referred to below were used for comparison purposes, none of these companies are directly comparable to C3J. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies below. These companies, which are referred to as the “Precedent IPO Analysis,” were:
First Trade Date	Company Name	Enterprise Value ($MM)
9/25/18	Entasis Therapeutics Holdings Inc.	$86.4
8/13/18	Aridis Pharmaceuticals Inc.	55.1
5/24/18	Iterum Therapeutics plc	41.8
2/14/18	Vaxart, Inc.*	77.0
1/25/18	resTORbio Inc.	264.0
11/15/17	Arsanis Inc.	83.2
11/1/17	Spero Therapeutics Inc.	83.8
5/5/17	Altimmune, Inc.*	48.9
5/6/16	Spring Bank Pharmaceuticals Inc.	61.2
7/28/14	ContraFect Corp	75.4

*
Entry into public markets done via a reverse merger.

Precedent IPO Analysis	Enterprise Value ($MM)
Low	$41.8
25th Percentile	$56.6
Median	$76.2
75th Percentile	$83.6
High	$264.0
Using the 25th percentile and the 75th percentile of the implied total enterprise values, Ladenburg Thalmann then calculated a range of implied total equity values for C3J (by adding an estimated $6.0 million in cash at the closing of the Merger), which was $62.6 million to $89.6 million. This compares to C3J’s total equity value as per the Merger Agreement of  $28.0 million.

Analysis of Selected Publicly Traded Companies
Ladenburg Thalmann reviewed selected financial data of 12 publicly traded companies in the biopharmaceutical industry that had a lead candidate in Pre-Clinical to Phase 2 stage of clinical development and focused on the infectious disease space (the “Selected Publicly Traded Companies Analysis”). Spero Therapeutics Inc., Altimmune, Inc. and Entasis Therapeutics Holdings Inc. were excluded from the 25th and 75th percent calculations due to their negative enterprise values. Although the companies referred to below were used for comparison purposes, none of those companies is directly comparable to C3J. Accordingly, an analysis of the results of such a comparison is not purely mathematical but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the selected companies below. The total enterprise values are based on closing stock prices on January 2, 2019. The Selected Publicly Traded Companies were:
Company Name	Enterprise Value ($MM)
Assembly Biosciences, Inc.	$352.7
Arbutus Biopharma Corporation	203.5
resTORbio, Inc.	134.3
Spring Bank Pharmaceuticals, Inc.	126.6
Cocrystal Pharma, Inc.	108.4
ContraFect Corporation	103.7
Mymetics Corporation	78.9
Aridis Pharmaceuticals, Inc.	55.8
NanoViricides, Inc.	9.5
Spero Therapeutics, Inc.	(23.2)
Altimmune, Inc.	(25.0)
Entasis Therapeutics Holdings Inc.	(34.9)
Selected Publicly Traded Companies Analysis	Enterprise Value ($MM)
Low	$9.5
25th Percentile	$78.9
Median	$108.4
75th Percentile	$134.3
High	$352.7
Using the 25th percentile and the 75th percentile of the implied total enterprise values, Ladenburg Thalmann then calculated a range of implied total equity values for C3J (by adding an estimated $6.0 million in cash at the closing of the Merger), which was $84.9 million to $140.3 million. This compares to C3J’s ascribed total equity value of  $28.0 million under the Merger Agreement.

Analysis of Precedent Selected M&A Comparable Transactions
Ladenburg Thalmann reviewed the financial terms, to the extent the information was publicly available, of the 8 most recent qualifying merger transactions of companies in the biopharmaceutical industry, which had a lead candidate in Pre-Clinical to Phase 2 stage of clinical development and focused on the infectious disease space (the “Precedent Selected M&A Comparable Transactions”). Although the precedent transactions referred to below were used for comparison purposes, none of the target companies is directly comparable to C3J. Accordingly, an analysis of the results of such a comparison is not purely mathematical, but instead involves complex considerations and judgments concerning differences in historical and projected financial and operating characteristics of the companies involved and other factors that could affect the Merger value of such companies and C3J to which they are being compared. Ladenburg Thalmann reviewed the total enterprise values of the target companies (including downstream milestone payments). These transactions, including the month and year each was closed, were as follows:
Closed Date	Target Company	Acquirer	Enterprise Value ($MM)
August 2018	Visterra, Inc.	Otsuka America, Inc.	$430.0
July 2018	Zavante Therapeutics, Inc.	Nabriva Therapeutics plc	169.7
May 2016	VBI Vaccines Inc.	SciVac Therapeutics Inc.	74.4
July 2015	Foresight Biotherapeutics, Inc.	Shire plc	300.0
June 2015	Anaconda Pharma SAS	Biota Pharmaceuticals, Inc.	46.7
September 2013	Medicago Inc.	Mitsubishi Tanabe Pharma Corporation	364.0
May 2013	Okairos AG	GlaxoSmithKline plc	323.9
May 2013	Inviragen, Inc.	Takeda America Holdings, Inc.	250.0
Selected M&A Comparable Transactions	Enterprise Value ($MM)
Low	$46.7
25th Percentile	$145.9
Median	$275.0
75th Percentile	$333.9
High	$430.0
Using the 25th percentile and the 75th percentile of the implied total enterprise values, Ladenburg Thalmann then calculated a range of implied total equity values for C3J (by adding an estimated $6.0 million in cash at the closing of the Merger), which was $151.9 million to $339.9 million. This compares to C3J’s ascribed total equity value of  $28.0 million under the Merger Agreement.
The summary set forth above does not purport to be a complete description of all the analyses performed by Ladenburg Thalmann. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of these methods to the particular circumstances. Therefore, such an opinion is not readily susceptible to partial analysis or summary description. Ladenburg Thalmann did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, notwithstanding the separate factors summarized above, Ladenburg Thalmann believes, and advised the AmpliPhi board of directors, that its analyses must be considered as a whole. Selecting portions of its analyses and the factors considered by it without considering all analyses and factors could create an incomplete view of the process underlying its Opinion. In performing its analyses, Ladenburg Thalmann made numerous assumptions with respect to industry performance, business and economic conditions and other matters, many of which are beyond the control of AmpliPhi and C3J. These analyses performed by Ladenburg Thalmann are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by such analyses. In addition, analyses relating to the value of businesses do not purport to be appraisals or to reflect the prices at which businesses or securities may actually be sold. Accordingly, such analyses and estimates are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors. None of AmpliPhi, C3J, Ladenburg Thalmann or any other person assumes responsibility if future results are materially different from those projected. The analyses supplied by Ladenburg Thalmann and its Opinion were among several factors taken into consideration by the AmpliPhi board of directors in making its decision to enter into the Merger Agreement and should not be considered as determinative of such decision.
Ladenburg Thalmann was selected by the AmpliPhi board of directors to render an opinion to the AmpliPhi board of directors because Ladenburg Thalmann is a nationally recognized investment banking firm and because, as part of its investment banking business, Ladenburg Thalmann is continually engaged in the valuation of businesses and their securities in connection with mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In addition, in the ordinary course of its business, Ladenburg Thalmann and its affiliates may trade the equity securities of AmpliPhi for its own account and for the accounts of their customers, and, accordingly, may at any time hold a long or short position in such securities. In the three years preceding the date hereof, Ladenburg Thalmann has had no equity research reports written on AmpliPhi. Ladenburg Thalmann has not received any fees from AmpliPhi, aside from the fees described below. In the three years preceding the date hereof, Ladenburg Thalmann has not had a relationship with C3J and has not received any fees from C3J. Ladenburg Thalmann and its affiliates may in the future seek to provide investment banking or financial advisory services to AmpliPhi and C3J and/or certain of their respective affiliates and expect to receive fees for the rendering of these services.
The issuance of the Opinion was reviewed and approved by a fairness opinion committee of Ladenburg Thalmann.
Pursuant to the engagement letter between Ladenburg Thalmann and AmpliPhi, dated December 13, 2017, if the Merger is consummated, Ladenburg Thalmann will be entitled to receive a transaction fee of $1.0 million payable in cash. AmpliPhi also paid an initial fee of  $75,000, creditable against other fees due in connection with the Merger and paid a fee for the delivery of a fairness opinion of  $250,000. Additionally, AmpliPhi has agreed to reimburse Ladenburg Thalmann for its out-of-pocket expenses and has agreed to indemnify Ladenburg Thalmann against certain liabilities. The terms of the fee arrangement with Ladenburg Thalmann, which are customary in transactions of this nature, were negotiated at arm’s length between AmpliPhi and Ladenburg Thalmann, and the AmpliPhi board of directors was aware of the arrangement, including the fact that a portion of the fee payable to Ladenburg Thalmann is contingent upon the completion of the Merger.
Interests of the AmpliPhi Directors and Executive Officers in the Merger
In considering the recommendation of the AmpliPhi board of directors with respect to issuing shares of AmpliPhi common stock in the Merger and the Financing and the other matters to be acted upon by the AmpliPhi shareholders at the Special Meeting, the AmpliPhi shareholders should be aware that some of our directors and executive officers have interests in the Merger that are different from, or in addition to, the interests of our shareholders generally. These interests may present them with actual or potential conflicts of interest, and these interests, to the extent material, are described below.
Our board was aware of these potential conflicts of interest and considered them, among other matters, in reaching its decision to approve the Merger Agreement and the Merger, and to recommend, as applicable, that the AmpliPhi shareholders approve the Proposals to be presented to the AmpliPhi shareholders for consideration at the Special Meeting as contemplated by this proxy statement.
Directors and Executive Officers Following the Merger
Jeremy Curnock Cook and Michael S. Perry, D.V.M., Ph.D. are currently directors of AmpliPhi and shall continue as directors of the combined company after the effective time of the Merger.
Paul C. Grint, M.D., currently the Chief Executive Officer of AmpliPhi and a member of its board of directors, is expected to resign from his positions as officer and director of AmpliPhi as of the effective time of the Merger. After the effective time of the Merger, Dr. Grint may act as a clinical consultant for the combined company. The specific terms of this potential consulting relationship are still being discussed.

Pursuant to Dr. Grint’s offer letter agreement with AmpliPhi, dated June 1, 2017, in the event Dr. Grint is terminated without cause or resigns for good reason within one month before or 12 months after a change in control of AmpliPhi (including the Merger), the vesting of all of his outstanding equity awards that are subject to time-based vesting will accelerate in full such that all such equity awards will be deemed fully vested as of the date of such termination or resignation (or change in control, if later). In addition, the offer letter provides that if Dr. Grint is terminated without cause or resigns for good reason from his employment with us, Dr. Grint will be entitled to receive severance benefits in the form of salary continuation at the rate of his base salary in effect at the time of his termination or resignation for a period of 12 months, subject to our timely receipt of an effective release and waiver of claims from Dr. Grint. Dr. Grint is expected to receive the foregoing change in control severance benefits in connection with the closing of the Merger.
Steve R. Martin, our Chief Financial Officer, will maintain his position as Chief Financial Officer of the combined company pursuant to the terms of the Merger Agreement. However, if Mr. Martin is terminated without cause or resigns for good reason within 12 months following the closing of the Merger, Mr. Martin will be entitled to receive 12 months of continued base salary as well as full acceleration of all time-based equity awards held by Mr. Martin.
Indemnification of the AmpliPhi Officers and Directors
The Merger Agreement provides that, for a period of six years following the effective time of the Merger, AmpliPhi and the Combined company will, jointly and severally, indemnify and hold harmless each person who is, has been, or who becomes prior to the effective time, a director, officer, fiduciary or agent of AmpliPhi and its subsidiaries or C3J, respectively, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director, officer, fiduciary or agent of AmpliPhi or of C3J or any of their respective subsidiaries, whether asserted or claimed prior to, at or after the effective time, in each case, to the fullest extent permitted under applicable law. Each such person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of AmpliPhi and the Combined company, jointly and severally.
The Merger Agreement also provides that the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers of AmpliPhi set forth in AmpliPhi’s articles of incorporation and bylaws will not be amended, repealed or otherwise modified for a period of six years from the effective time in any manner that would adversely affect the rights of individuals who, at the effective time, were officers or directors of AmpliPhi. After the closing of the Merger, the articles of incorporation and bylaws of C3J will contain provisions at least as favorable as the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers presently set forth in AmpliPhi’s articles of incorporation and bylaws.
Prior to the effective time of the Merger, AmpliPhi has agreed to secure and prepay, at C3J’s expense, a six year “tail policy” on AmpliPhi’s existing directors’ and officers’ liability insurance policy.
Structure
Under the Merger Agreement, Merger Sub, a wholly owned subsidiary of AmpliPhi formed in connection with the merger, will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi.
After completion of the Merger, AmpliPhi will be renamed “Armata Pharmaceuticals, Inc.” and expects to trade on the NYSE American under the symbol “ARMP.”
Merger Consideration and Exchange Ratio
For a discussion of Merger consideration and the Exchange Ratio, please see the section titled “The Merger Agreement — Merger Consideration and Exchange Ratio” beginning on page 87.

Effective Time of the Merger
The Merger Agreement requires the parties to consummate the Merger after all of the conditions to the consummation of the Merger contained in the Merger Agreement are satisfied or waived, including the adoption of the Merger Agreement by the shareholders of C3J and the approval by the AmpliPhi shareholders of the issuance of AmpliPhi common stock in the Merger and the Financing, the amendment of AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split and the amendment to the amended and restated articles of incorporation of AmpliPhi effecting the name change from “AmpliPhi Biosciences Corporation” to “Armata Pharmaceuticals, Inc.” and the Merger-related compensation for AmpliPhi’s named executive officer. The Merger will become effective upon the filing of a certificate of Merger with the Secretary of State of the State of Washington or at such later time as is agreed by AmpliPhi and C3J and specified in the certificate of Merger. Neither AmpliPhi nor C3J can predict the exact timing of the consummation of the Merger.
Regulatory Approvals
AmpliPhi must comply with applicable federal and state securities laws and the rules and regulations of the NYSE American in connection with the issuance of shares of AmpliPhi common stock and the filing of this proxy statement with the SEC. AmpliPhi does not intend to seek any regulatory approval to consummate the transactions.
Certain Material U.S. Federal Income Tax Consequences of the Merger
Regardless of whether the Merger will be treated for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code, the Merger will not result in any taxable gain or loss for U.S. federal income tax purposes to C3J, AmpliPhi or any AmpliPhi stockholder in his or her capacity as an AmpliPhi stockholder. AmpliPhi stockholders who are also stockholders of C3J, if any, should consult their own tax advisors as to the tax consequences to them of participating in the Merger with respect to their C3J stock.
The foregoing discussion is for general information purposes only and is not intended to be a complete analysis or description of all potential U.S. federal income tax consequences of the Merger. In addition, the discussion does not address tax consequences which may vary with, or are contingent on, your individual circumstances. Moreover, the discussion does not address any non-income tax or any foreign, state or local tax consequences of the Merger. Accordingly, you are strongly encouraged to consult with your own tax advisor as to the tax consequences of the Merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.
NYSE American Stock Market Listing
AmpliPhi common stock currently is listed on the NYSE American under the symbol “APHB.” AmpliPhi has agreed to use its reasonable best efforts to maintain its existing listing on the NYSE American, and to obtain approval for listing on the NYSE American of the shares of AmpliPhi common stock that C3J shareholders will be entitled to receive pursuant to the Merger. In addition, under the Merger Agreement, each party’s obligation to complete the Merger is subject to the satisfaction or waiver by each of the parties, at or prior to the Merger, of various conditions, including that the existing shares of AmpliPhi common stock must have been continually listed on the NYSE American, and AmpliPhi must have caused the shares of AmpliPhi common stock to be issued in the Merger to be approved for listing on the NYSE American as of the closing of the Merger.
Prior to consummation of the Merger, AmpliPhi intends to file an initial listing application with the NYSE American pursuant to NYSE American “change of control” rules. If such application is accepted, AmpliPhi anticipates that its common stock will be listed on the NYSE American following the closing of the Merger under the trading symbol “ARMP.”
Anticipated Accounting Treatment
The Merger will be treated by AmpliPhi as a reverse Merger under the acquisition method of accounting in accordance with accounting principles generally accepted in the United States. For accounting purposes, C3J is considered to be acquiring AmpliPhi in this transaction. The transaction will be accounted for under the acquisition method of accounting under existing U.S. generally accepted accounting principles, or GAAP. Under the acquisition method of accounting, management of AmpliPhi and C3J have made a preliminary estimated purchase price calculated as described in Note 2 to the unaudited pro forma combined financial statements. The net tangible and intangible assets acquired and liabilities assumed in connection with the transaction are at their estimated acquisition date fair values. The acquisition method of accounting is dependent upon certain valuations and other studies that have yet to commence or progress to a stage where there is sufficient information for a definitive measurement. A final determination of these estimated fair values, which cannot be made prior to the completion of the transaction, will be based on the actual net tangible and intangible assets of AmpliPhi that exist as of the date of completion of the transaction.
Dissenters’ Rights
Under the Revised Code of Washington (“RCW”), shareholders of AmpliPhi are not entitled to assert dissenters’ rights as a result of the proposed Merger.
C3J shareholders are entitled to assert dissenters’ rights in connection with the Merger under Chapter 23B.13 of the RCW.

THE MERGER AGREEMENT
The following is a summary of the material terms of the Merger Agreement. A copy of the Merger Agreement is attached as Appendix A to this proxy statement and is incorporated by reference. The Merger Agreement has been attached to this proxy statement to provide you with information regarding its terms. It is not intended to provide any other factual information about AmpliPhi, C3J or Merger Sub. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement. You should refer to the full text of the Merger Agreement for details of the Merger and the terms and conditions of the Merger Agreement.
The Merger Agreement contains representations and warranties that AmpliPhi and Merger Sub, on the one hand, and C3J, on the other hand, have made to one another as of specific dates. These representations and warranties have been made for the benefit of the other parties to the Merger Agreement and may be intended not as statements of fact but rather as a way of allocating the risk to one of the parties if such statements made in the representations and warranties prove to be incorrect. In addition, the assertions made in the representations and warranties are qualified by the information in confidential disclosure schedules exchanged by the parties in connection with the signing of the Merger Agreement. While AmpliPhi and C3J do not believe that these disclosure schedules contain information required to be publicly disclosed under the applicable securities laws, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as current characterizations of factual information about AmpliPhi, C3J or Merger Sub, because they were made as of specific dates, may be intended merely as a risk allocation mechanism between AmpliPhi and Merger Sub on the one hand, and C3J on the other hand, and are modified by the disclosure schedules.
Structure
Under the Merger Agreement, Merger Sub, a wholly owned subsidiary of AmpliPhi formed in connection with the Merger, will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi.
Completion and Effectiveness of the Merger
The Merger will be completed as promptly as practicable after all of the conditions to completion of the Merger are satisfied or waived, including the approval of the shareholders of AmpliPhi and C3J. The approval of the C3J shareholders was obtained following the execution of the Merger Agreement. The Merger is anticipated to occur after the Special Meeting. However, AmpliPhi and C3J cannot predict the exact timing of the completion of the Merger because it is subject to various conditions.
Merger Consideration and Exchange Ratio
At the effective time of the Merger, each share of C3J common stock outstanding immediately prior to the effective time (excluding any (i) properly dissenting shares of C3J common stock or (ii) shares of C3J common stock held as treasury stock or by C3J, Merger Sub, or any C3J subsidiary, which will be canceled without consideration) will be automatically converted solely into the right to receive a number of shares of AmpliPhi common stock equal to the Exchange Ratio.
No fractional shares of AmpliPhi common stock will be issued in connection with the Merger. Instead, each C3J shareholder who otherwise would be entitled to receive a fractional share of AmpliPhi common stock (after aggregating all fractional shares of AmpliPhi common stock issuable to such holder) will be entitled to receive an amount in cash, without interest, determined by multiplying such fraction by the volume-weighted average closing trading price of a share of AmpliPhi common stock on the NYSE American for the five trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.
The Exchange Ratio is calculated using a formula intended to allocate (without taking into account the Financing) to the former C3J securityholders approximately 70% of the aggregate number of shares of AmpliPhi common stock, and to the securityholders of AmpliPhi as of immediately prior to the Merger approximately 30% of the aggregate number of shares of AmpliPhi common stock (on a fully diluted basis but using the treasury stock method and in each case excluding out of the money options and warrants). The approximate post-closing ownership percentages in this paragraph were calculated without giving effect to the Financing.
The Exchange Ratio formula is the quotient obtained by dividing the number (without taking into account the Financing) of C3J Merger Shares (as defined below) by the C3J Outstanding Shares (as defined below), where:
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“C3J Merger Shares” means the product determined by multiplying (i) the Post-Closing AmpliPhi Shares by (ii) the C3J Allocation Fraction.

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“C3J Outstanding Shares” means the total number of shares of C3J common stock outstanding immediately prior to the effective time of the Merger (expressed on a fully-diluted and as-converted basis, calculated based on the treasury stock method and assuming, without limitation or duplication, (i) the exercise of all outstanding C3J options and (ii) the issuance of shares of C3J common stock in respect of all other outstanding rights to receive such shares (but excluding any shares reserved for issuance other than with respect to outstanding C3J options and C3J RSAs under the C3J stock plans). For the avoidance of doubt, no out of the money C3J options are included in the total number of C3J Outstanding Shares.

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“Post-Closing AmpliPhi Shares” means the quotient determined by dividing (i) the AmpliPhi Outstanding Shares by (ii) the AmpliPhi Allocation Fraction.

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“AmpliPhi Outstanding Shares” means the total number of shares of AmpliPhi Common Stock outstanding immediately prior to the effective time of the Merger (expressed on a fully-diluted basis and using the treasury stock method, but assuming the issuance of shares of AmpliPhi common stock in respect of all AmpliPhi options, AmpliPhi warrants and other outstanding rights to receive such shares (assuming cashless exercise using the AmpliPhi Closing Price), (but excluding any shares of AmpliPhi common stock reserved for issuance other than with respect to outstanding AmpliPhi options and AmpliPhi warrants). For the avoidance of doubt, no out of the money AmpliPhi options or AmpliPhi warrants shall be included in the total number AmpliPhi Outstanding Shares.

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“C3J Allocation Fraction” the quotient (rounded to two decimal places) determined by dividing (i) the C3J Valuation by (ii) the Aggregate Valuation.

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“AmpliPhi Allocation Fraction” means the quotient (rounded to two decimal places) determined by dividing (i) the AmpliPhi Valuation by (ii) the Aggregate Valuation.

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“Aggregate Valuation” means the sum of  (a) the C3J Valuation, plus (b) the AmpliPhi Valuation.

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“C3J Valuation” means $28,000,000.

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“AmpliPhi Valuation” means $12,000,000, which is a 70% premium to the 30-day volume-weighted average share price of AmpliPhi on the date of execution of the Merger Agreement.

Treatment of C3J Stock Options and RSAs
Under the terms of the Merger Agreement, each C3J Stock Option under the C3J Stock Plans that is outstanding and unexercised immediately prior to the effective time of the Merger, whether or not vested, will be converted into an option to purchase shares of AmpliPhi common stock, and AmpliPhi will assume the C3J Stock Plans and each outstanding C3J Stock Option in accordance with its terms. Accordingly, from and after the effective time: (i) each C3J Stock Option assumed by AmpliPhi may be exercised solely for shares of AmpliPhi common stock; (ii) the number of shares of AmpliPhi common stock subject to each C3J Stock Option assumed by AmpliPhi will be determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J Stock Option, as in effect immediately prior to the effective time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of AmpliPhi common stock; (iii) the per share exercise price for the AmpliPhi common stock issuable upon exercise of each C3J Stock Option assumed by AmpliPhi will be determined by dividing (A) the per share exercise price of the C3J common stock subject to such C3J Stock Option, as in effect immediately prior to the effective time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any C3J Stock Option assumed by AmpliPhi will continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such C3J Stock Option will otherwise remain unchanged, except that: (A) AmpliPhi may amend the terms of the C3J Stock Option and the C3J Stock Plans to reflect AmpliPhi’s substitution of the C3J Stock Options with options to purchase AmpliPhi common stock; and (B) the AmpliPhi board of directors will succeed to the authority and responsibility of C3J’s board of directors with respect to each C3J Stock Option assumed by AmpliPhi.
AmpliPhi will file with the SEC, promptly, but no later than thirty calendar days after the effective time of the Merger, a registration statement on Form S-8, if available for use by AmpliPhi, relating to the shares of AmpliPhi common stock issuable with respect to the C3J Stock Options assumed by AmpliPhi in accordance with the Merger Agreement.
Each C3J RSA that is outstanding immediately prior to the effective time of the Merger will be assumed by AmpliPhi and converted into restricted stock awards with respect to AmpliPhi common stock, and AmpliPhi will assume the applicable restricted stock agreements and each such C3J RSA in accordance with its terms. All rights with respect to C3J common stock under the C3J RSAs assumed by AmpliPhi will be converted into rights with respect to AmpliPhi common stock. Accordingly, from and after the effective time: (i) each C3J RSA assumed by AmpliPhi will relate to shares of AmpliPhi common stock; (ii) the number of shares of AmpliPhi common stock subject to each C3J RSA assumed by AmpliPhi will be determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J RSA, as in effect immediately prior to the effective time, by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of AmpliPhi common stock; and (iii) any restriction on any C3J RSA assumed by AmpliPhi will continue in full force and effect and the vesting schedule and other provisions of such C3J RSA will otherwise remain unchanged, subject to certain exceptions.
Employee Benefit Matters
Under the terms of the Merger Agreement, for purposes of vesting, eligibility to participate, and level of benefits under the employee benefit plans, programs, contracts or arrangements of AmpliPhi or any of its subsidiaries (including, following the closing of the Merger, C3J and its subsidiary), each employee who continues to be employed by AmpliPhi, C3J or any of their respective subsidiaries immediately following the closing will be credited with his or her years of service with AmpliPhi, C3J or any of their respective subsidiaries and their respective predecessors.
Directors and Officers of AmpliPhi Following the Merger
The Merger Agreement provides that the parties will use reasonable best efforts and take all necessary action so that immediately after the effective time of the Merger, the AmpliPhi board of directors is comprised of seven members, with two such members designated by AmpliPhi and five such members designated by C3J.
The Merger Agreement also provides that, immediately after the effective time of the Merger, AmpliPhi will appoint Todd Patrick as Chief Executive Officer, Brian Varnum, Ph.D. as President and Chief Development Officer, Steve Martin as Chief Financial Officer, and Duane Morris as Vice President of Operations. If any of the officer appointees is unable or unwilling to serve as an officer of AmpliPhi as of the effective time, the parties will mutually agree upon a successor.
Amendment to the Articles of Incorporation of AmpliPhi
AmpliPhi agreed to amend its articles of incorporation to (i) change the name from “AmpliPhi Biosciences Corporation” to a name to be determined in good faith by the parties (as discussed elsewhere in this proxy statement, “Armata Pharmaceuticals, Inc.” has been agreed to by the parties), (ii) subject to shareholder approval, effect the Reverse Split and (iii) make such other changes as are mutually agreeable to the parties.

Conditions to the Completion of the Merger
The obligations of each party to consummate the Merger and the other transactions contemplated by the Merger Agreement are subject to the satisfaction or, to the extent permitted by applicable law, the written waiver by each of the parties, at or prior to the closing of the Merger, of the following conditions:
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No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Merger, the Financing, the Reverse Split and the other transactions and actions contemplated by the Merger Agreement (collectively, the “Contemplated Transactions”) shall have been issued by any court of competent jurisdiction or other governmental body of competent jurisdiction and remain in effect, and no law shall have made the consummation of the Contemplated Transactions illegal.

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The AmpliPhi shareholders must approve the business combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement, the issuance of shares of AmpliPhi common stock in the Financing, and the amendment to AmpliPhi’s articles of incorporation to effect the Reverse Split, and the C3J shareholders must adopt and approve the Merger Agreement and the Contemplated Transactions.

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No pending legal proceeding shall have been initiated by any governmental body: (a) challenging or seeking to restrain or prohibit the consummation of the Contemplated Transactions; (b) seeking to prohibit or limit in any material and adverse respect a party’s ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the AmpliPhi common stock; (c) that would materially and adversely affect the right or ability of AmpliPhi or C3J to own the assets or operate the business of AmpliPhi or C3J, in each case, in the respective manner such ownership or operations are conducted immediately prior to the closing of the Merger Agreement; or (d) seeking to compel AmpliPhi or C3J (or any of their respective subsidiaries) to dispose of or hold separate any material assets as a result of the Contemplated Transactions.

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The shares of AmpliPhi common stock to be issued pursuant to the Merger Agreement must be approved for listing (subject to official notice of issuance) on the NYSE American prior to the closing of the Merger.

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The representations and warranties of C3J set forth in the Merger Agreement under Sections 2.1 (Due Organization; Subsidiaries), 2.3 (Authority; Binding Nature of Agreement), 2.4 (Vote Required), 2.6(a) and (c) (Capitalization) and 2.20 (No Financial Advisors) must be true and correct on and as of the closing date of the Merger with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties must be true and correct as of such date). The other representations and warranties of C3J contained in the Merger Agreement must be true and correct on and as of the closing date of the Merger with the same force and effect as if made on such date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Company Material Adverse Effect (as defined below) (without giving effect to any reference therein to any Company Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations will be true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date).

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The representations and warranties of AmpliPhi and Merger Sub set out in the Merger Agreement under Sections 3.1(a) (Due Organization; Subsidiaries), 3.3 (Authority; Binding Nature of Agreement), 3.4 (Vote Required), 3.6(a), (b) and (c) (Capitalization) and 3.21 (No Financial Advisors) must be true and correct on and as of the closing date of the Merger with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties must be true and correct as of such date) other than, with respect to the representations and warranties set forth in Section 3.6 (Capitalization) of the Merger Agreement, for inaccuracies that are de minimis in nature and amount as of such date (for the avoidance of doubt, only amounts that are less than $100,000 in the aggregate shall be deemed de minimis). The other representations and warranties of AmpliPhi and Merger Sub contained in the Merger Agreement must be true and correct as of the date of the Merger Agreement on and as of the closing date of the Merger with the same force and effect as if made on such date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Parent Material Adverse Effect (as defined below) (without giving effect to any reference therein to any Parent Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations will have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date).
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C3J, AmpliPhi and Merger Sub each must materially perform and comply with all agreements and covenants required to be performed or complied with by it under the Merger Agreement at or prior to the effective time of the Merger.

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AmpliPhi must receive (i) a certificate executed by the Chief Executive Officer or Chief Financial Officer of C3J certifying (x) that certain conditions of the Merger Agreement have been duly satisfied and (y) that the information set forth in an allocation certificate delivered by C3J related to C3J’s capitalization is true and accurate in all respects as of the closing date of the Merger; (ii) a written resignation, dated as of the closing date of the Merger and effective as of the closing, executed by each of the required officers and directors of C3J; and (iii) a certificate signed by the Chief Financial Officer of C3J related to C3J’s capitalization.

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AmpliPhi must receive (i) an original signed statement from C3J that C3J is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Internal Revenue Code of 1986, as amended, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the Internal Revenue Service in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for AmpliPhi to deliver such notice to the Internal Revenue Service on behalf of C3J following the closing of the Merger, each dated as of the closing date of the Merger, duly executed by an authorized officer of C3J.

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C3J must receive (i) a certificate executed by the Chief Executive Officer or Chief Financial Officer of AmpliPhi confirming that certain conditions of the Merger Agreement have been duly satisfied; (ii) a written resignation, dated as of the closing date of the Merger and effective as of the closing, executed by each of the officers and directors of AmpliPhi who will not continue as officers or directors of AmpliPhi after the closing of the Merger; and (iii) a certificate signed by the Chief Financial Officer of AmpliPhi related to AmpliPhi’s capitalization.

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Neither a Company Material Adverse Effect nor a Parent Material Adverse Effect shall have occurred after the date of the Merger Agreement.

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The C3J’s investor agreements shall have been terminated.

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AmpliPhi must receive duly executed copies of the C3J lock-up agreements, each of which must be in full force and effect.

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There may not be ten or more shareholders of C3J who have not executed an Investor Questionnaire certifying that such shareholder is an “accredited investor” pursuant to Regulation D under the Securities Act.

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The Stock Purchase Agreement will be in full force and effect and the proceeds to be received in the Financing will be no less than $10.0 million.

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The Company Shareholder Written Consent must be executed by each required shareholder and must be in full force and effect.

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No more than ten percent of C3J common stock may be dissenting shares.

A “Company Material Adverse Effect” means any effect, change, event, circumstance, or development that, considered together with all other effects, changes, events, circumstances, or developments that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of C3J or its subsidiary, taken as a whole; except that effects, changes, events, circumstances, or developments arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which C3J and its subsidiary operate, (b) acts of war, armed hostilities or terrorism, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any law or GAAP (or interpretations of any law or GAAP) or (e) the taking of any action required to be taken by the Merger Agreement; except in each case with respect to clauses (a) through (d), to the extent disproportionately affecting C3J and its subsidiary, taken as a whole, relative to other similarly situated companies in the industries in which C3J and its subsidiary operate.
A “Parent Material Adverse Effect” means any effect, change, event, circumstance, or development that, considered together with all other effects, changes, events, circumstances, or developments that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of AmpliPhi; except that effects, changes, events, circumstances, or developments arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which AmpliPhi operates, (b) acts of war, armed hostilities or terrorism, (c) changes in financial, banking or securities markets, (d) the taking of any action required to be taken by the Merger Agreement, (e) any change in the stock price or trading volume of AmpliPhi common stock (it being understood, however, that any effect causing or contributing to any change in stock price or trading volume of AmpliPhi common stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such effects are otherwise excepted from this definition), (f) the failure of AmpliPhi to meet analysts’ expectations or projections; (g) any clinical trial programs or studies, including any adverse data, event or outcome arising out of or related to any such programs or studies (h) any change in, or any compliance with or action taken for the purpose of complying with, any law or GAAP (or interpretations of any law or GAAP) or (i) resulting from the announcement of the Merger Agreement or the pendency of the transactions contemplated by the Merger Agreement except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting AmpliPhi relative to other similarly situated companies in the industries in which AmpliPhi operates.
Representations and Warranties
The Merger Agreement contains customary representations and warranties of the parties. C3J represents and warrants to the following matters:
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Due Organization; Subsidiaries

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Organizational Documents

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Authority; Binding Nature of Agreement

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Vote Required

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Non-Contravention; Consents

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Capitalization

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Financial Statements

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Absence of Changes

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Absence of Undisclosed Liabilities

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Title to Assets

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Real Property; Leasehold

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Intellectual Property

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Agreements, Contracts and Commitments

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Compliance; Permits; Restrictions

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Legal Proceedings; Orders

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Tax Matters

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Employee and Labor Matters; Benefit Plans

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Environmental Matters

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Insurance

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No Financial Advisors

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Transactions with Affiliates

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Anti-Bribery

AmpliPhi and Merger Sub, jointly and severally, represent and warrant to the following matters:
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Due Organization; Subsidiaries

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Organizational Documents

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Authority; Binding Nature of Agreement

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Vote Required

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Non-Contravention; Consents

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Capitalization

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SEC Filings; Financial Statements

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Absence of Changes

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Absence of Undisclosed Liabilities

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Title to Assets

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Real Property; Leasehold

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Intellectual Property

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Agreements, Contracts and Commitments

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Compliance; Permits

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Legal Proceedings; Orders

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Tax Matters

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Employee and Labor Matters; Benefit Plans

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Environmental Matters

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Transactions with Affiliates

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Insurance

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No Financial Advisors

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Anti-Bribery

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Valid Issuance of Shares

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Opinion of Financial Advisor

The representations and warranties of C3J, AmpliPhi and Merger Sub contained in the Merger Agreement or any certificate or instrument delivered pursuant to the Merger Agreement will terminate at the effective time of the Merger, and only the covenants that by their terms survive the effective time and certain miscellaneous provisions of the Merger Agreement will survive the effective time.
Non-Solicitation
Both AmpliPhi and C3J are prohibited by the terms of the Merger Agreement from (i) soliciting, initiating, responding to or taking any action to or knowingly encouraging, inducing or facilitating the communication, making, submission or announcement of any acquisition proposal or acquisition inquiry or taking any action that could reasonably be expected to lead to an acquisition proposal or acquisition inquiry; (ii) furnishing any non-public information to any person in connection with or in response to an acquisition proposal or acquisition inquiry; (iii) engaging in discussions or negotiations with any person with respect to any acquisition proposal or acquisition inquiry; (iv) approving, endorsing or recommending any acquisition proposal; (v) executing or entering into any letter of intent or any contract contemplating or otherwise relating to any acquisition transaction; or (vi) publicly proposing to do any of the foregoing.
Pursuant to the terms of the Merger Agreement, each of AmpliPhi and C3J will immediately cease any existing discussions, negotiations and communications with any person relating to any acquisition proposal or acquisition inquiry as of the date of the Merger Agreement and request the destruction or return of any of such party’s (or its subsidiary’s) nonpublic information.
Subject to certain restrictions and prior to obtaining the AmpliPhi shareholder vote, AmpliPhi may, however, provide non-public information to, and enter into discussions or negotiations with, any person that has made (and not withdrawn) a bona fide written acquisition proposal, which the board of directors of AmpliPhi determines in good faith, after consultation with AmpliPhi’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a superior offer if: (A) neither AmpliPhi nor its representatives have breached the non-solicitation restrictions in the Merger Agreement in any material respect, (B) AmpliPhi’s board of directors concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of its board of directors under applicable law; (C) AmpliPhi receives from such person an executed confidentiality agreement containing provisions at least as favorable to such party as those contained in the Mutual Non-Disclosure Agreement dated as of October 8, 2018, between AmpliPhi and C3J; (D) at least two business days prior to furnishing any such non-public information to, or entering into discussions with, such person, AmpliPhi gives the other party written notice of the identity of such person and of AmpliPhi’s intention to furnish non-public information to, or enter into discussions with, such person; and (E) substantially contemporaneously with furnishing any such nonpublic information to such person, AmpliPhi furnishes such nonpublic information to C3J.
If AmpliPhi or C3J, or any of their respective representatives, receives an acquisition proposal or acquisition inquiry prior to the closing of the Merger, then such party will (within one business day) advise the other party orally and in writing of such acquisition proposal or acquisition inquiry (including the identity of the person making such acquisition proposal or acquisition inquiry, and the material terms of the acquisition proposal or acquisition inquiry).
An acquisition proposal means, with respect to a party, any offer or proposal, whether written or oral (other than an offer or proposal made between the parties) contemplating or otherwise relating to any acquisition transaction with such party.
An acquisition inquiry means, with respect to a party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made between the parties) with respect to or that is reasonably likely to lead to an acquisition proposal.

An acquisition transaction means any transaction or series of related transactions involving:
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any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a party is a constituent entity; (ii) in which a person or “group” (as defined in the Securities Exchange Act of 1934 and its rules) of persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of a party or any of its subsidiaries; or (iii) in which a party or any of its subsidiaries issues securities representing more than 20% of the outstanding securities of any class of voting securities of such party or any of its subsidiaries; except, that in the case of AmpliPhi, the Financing will not be an “acquisition transaction”; or

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any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated book value or the fair market value of the assets of a party and its subsidiaries, taken as a whole.

A superior offer means an unsolicited bona fide written acquisition proposal (with all references to 20% in the definition of acquisition transaction being treated as references to greater than 80% for these purposes) that: (a) was not obtained or made as a direct or indirect result of a breach of the Merger Agreement; and (b) is on terms and conditions that such party’s board of directors determines in good faith, based on such matters that it deems relevant (including the likelihood of the consummation of the transaction), as well as any written offer by the other party to the Merger Agreement to amend the terms of the Merger Agreement, and following consultation with its outside legal counsel and outside financial advisors, if any, are more favorable, from a financial point of view, to such party’s shareholders than the terms of the Contemplated Transactions.
AmpliPhi Special Meeting
Pursuant to the Merger Agreement, as promptly as reasonably practicable after the resolution of SEC staff comments, if any, and the filing of the definitive proxy statement on Schedule 14A, AmpliPhi will take all action necessary under applicable law to call, give notice of and hold a special meeting of the holders of AmpliPhi common stock to vote on: (i) the amendment of AmpliPhi’s articles of incorporation to effect the Reverse Split; (ii) the Merger; (iii) the issuance of shares of AmpliPhi common stock in the Financing; (iv) the amendment to the AmpliPhi 2016 Equity Incentive Plan to increase the shares available for issuance under the plan by 13,822,963 (the matters contemplated by clauses (i) through (iv) are collectively referred to as the “AmpliPhi Shareholder Matters” and the matters contemplated by clauses (i) through (iii) are collectively referred to as the “AmpliPhi Required Shareholder Matters”). AmpliPhi will take reasonable measures to ensure that all proxies solicited in connection with the special meeting are solicited in compliance with all applicable law. If, on or before the date of the special meeting, AmpliPhi reasonably believes that it (i) will not receive proxies sufficient to obtain the required approvals or (ii) will not have sufficient shares of AmpliPhi common stock represented to constitute a quorum necessary to conduct the business of the special meeting, AmpliPhi may postpone or adjourn, or make one or more successive postponements or adjournments of, the special meeting by up to 60 calendar days.
AmpliPhi agreed that, subject to certain exceptions in the Merger Agreement: (i) the AmpliPhi board of directors will recommend that the holders of AmpliPhi common stock vote to approve the AmpliPhi Shareholder Matters; (ii) this proxy statement would include a statement to the effect that the AmpliPhi board of directors recommends that AmpliPhi’s shareholders vote to approve the AmpliPhi Shareholder Matters (the “AmpliPhi Board Recommendation”); and (iii) the AmpliPhi Board Recommendation would not be withheld, amended, withdrawn or modified (and the AmpliPhi board of directors would not publicly propose to withhold, amend, withdraw or modify the Parent Board Recommendation) in a manner adverse to C3J (the actions set forth in the foregoing clause (iii), collectively, an “AmpliPhi Board Recommendation Change”).
The terms of the Merger Agreement provide that, if at any time prior to the approval of the AmpliPhi Required Shareholder Matters, AmpliPhi receives a written acquisition proposal (which did not arise out of a material breach of the Merger Agreement) from any person that has not been withdrawn and after consultation with outside legal counsel, the AmpliPhi board of directors has determined, in good faith, that such acquisition proposal is a superior offer, (x) the AmpliPhi board of directors may make an AmpliPhi Board Recommendation Change or (y) AmpliPhi may terminate the Merger Agreement to enter into an alternative agreement with respect to such superior offer, if and only if: (A) the AmpliPhi board of directors determines in good faith, after consultation with outside legal counsel, that the failure to do so is reasonably likely to be inconsistent with the fiduciary duties of the AmpliPhi board of directors to the shareholders of AmpliPhi under applicable law; (B) AmpliPhi has given C3J prior written notice of its intention to make the AmpliPhi Board Recommendation Change or terminate the Merger Agreement at least five business days prior to making the AmpliPhi Board Recommendation Change or terminating the Merger Agreement (a “Determination Notice”) (which notice will not constitute an AmpliPhi Board Recommendation Change); and (C) (1) AmpliPhi has provided to C3J a summary of the material terms and conditions of the acquisition proposal, (2) AmpliPhi has given C3J five business days after the Determination Notice to propose revisions to the terms of the Merger Agreement or make another proposal so that such Determination Notice would no longer necessitate an AmpliPhi Board Recommendation Change and has made its representatives reasonably available to negotiate in good faith with C3J (to the extent C3J desires to negotiate) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by C3J, if any, after consultation with outside legal counsel, the AmpliPhi board of directors has determined, in good faith, that such acquisition proposal is a superior offer and that the failure to make the AmpliPhi Board Recommendation Change or terminate the Merger Agreement is reasonably likely to be inconsistent with the fiduciary duties of the AmpliPhi board of directors to the AmpliPhi shareholders under applicable law. For the avoidance of doubt, this provision of the Merger Agreement will also apply to any material change to the facts and circumstances relating to such acquisition proposal and a new Determination Notice will be required following any such material change, except that the references to five business days will be deemed to be three business days.
The terms of the Merger Agreement also provide that, other than in connection with an acquisition proposal, the AmpliPhi board of directors may make an AmpliPhi Board Recommendation Change in response to a material development or change in circumstances (other than an acquisition proposal) that affects the business, assets or operations of AmpliPhi that occurs or arises after the date of the Merger Agreement (an “AmpliPhi Change in Circumstance”), if and only if: (A) the AmpliPhi board of directors determines in good faith, after consultation with outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the AmpliPhi board of directors to AmpliPhi’s shareholders under applicable law; (B) AmpliPhi has given C3J a Determination Notice at least three business days prior to making any such AmpliPhi Board Recommendation Change; and (C) (1) AmpliPhi has specified the AmpliPhi Change in Circumstance in reasonable detail, (2) AmpliPhi has given C3J three business days after the Determination Notice to propose revisions to the terms of the Merger Agreement or make another proposal, and will have made its representatives reasonably available to negotiate in good faith with C3J (to the extent C3J desires to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by C3J, if any, after consultation with outside legal counsel, the AmpliPhi board of directors has determined, in good faith, that the failure to make the AmpliPhi Board Recommendation Change in response to such AmpliPhi Change in Circumstance could be inconsistent with the fiduciary duties of the AmpliPhi board of directors to AmpliPhi’s shareholders under applicable law. For the avoidance of doubt, this provision of the Merger Agreement will also apply to any material change to the facts and circumstances relating to such AmpliPhi Change in Circumstance and a new Determination Notice will be required, except that the references to three business days will be deemed to be two business days.
C3J Shareholder Actions
The Merger Agreement requires, within five business days after the execution of the Merger Agreement, that each of the required officers, directors and shareholders of C3J execute an investor questionnaire, no more than ten of which may represent that they are not “accredited investors” as defined in Regulation D under the Securities Act of 1933, as amended, and at least 66 2∕3% of the C3J shareholders execute an action by written consent adopting the Merger Agreement and approving the Merger and related transactions.

C3J Dissenters’ Rights
C3J shareholders are entitled to assert dissenters’ rights in connection with the Merger under Chapter 23B.13 of the RCW.
Covenants; Conduct of Business Pending the Merger
During the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the effective time of the Merger, except as set forth in the Merger Agreement, as required by applicable law or unless C3J consents in writing, AmpliPhi will conduct its business and operations in the ordinary course of business and in compliance in all material respects with all applicable laws and the requirements of all of its materials contracts, and will not:
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declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding taxes incurred upon the exercise, settlement or vesting of any award granted under AmpliPhi’s stock plans);

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sell, issue, grant, pledge or otherwise dispose of or encumber or authorize any of the foregoing with respect to: (a) any capital stock or other security of AmpliPhi or any of its subsidiaries (except for AmpliPhi common stock issued upon the valid exercise of outstanding AmpliPhi stock options or warrants); (b) any option, warrant or right to acquire any capital stock or any other security; or (c) any instrument convertible into or exchangeable for any capital stock or other security of AmpliPhi or any of its subsidiaries;

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except as required to give effect to anything in contemplation of the closing of the Merger, amend any of its organizational documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

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form any subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity;

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(a) lend money to any person, (b) incur or guarantee any indebtedness for borrowed money, (c) guarantee any debt securities of others, or (d) make any capital expenditure or commitment in excess of the budgeted capital expenditure and commitment amounts set forth in the AmpliPhi operating budget delivered to C3J concurrently with the execution of the Merger Agreement (the “AmpliPhi Budget”);

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other than as required by applicable law or the terms of any AmpliPhi benefit plan as in effect on the date of the Merger Agreement: (a) adopt, terminate, establish or enter into any AmpliPhi benefit plan; (b) cause or permit any AmpliPhi benefit plan to be amended in any material respect; (c) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than increases in base salary and annual cash bonus opportunities and payments made in the ordinary course of business consistent with past practice; (d) increase the severance or change of control benefits offered to any current or new employees, directors or consultants or (e) hire, terminate or give notice of termination to any officer or employee whose annual base salary is or is expected to be more than $125,000 per year;

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recognize any labor union, labor organization, or similar person;

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enter into any material transaction other than in the ordinary course of business;

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acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its assets or properties, or grant any encumbrance with respect to such assets or properties, except in the ordinary course of business;

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sell, assign, transfer, license, sublicense or otherwise dispose of any material AmpliPhi intellectual property (other than pursuant to non-exclusive licenses in the ordinary course of business);

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make, change or revoke any material tax election, fail to pay any income or other material tax as such tax becomes due and payable, file any amendment making any material change to any tax return, settle or compromise any income or other material tax liability, enter into any tax allocation, sharing, indemnification or other similar agreement or arrangement (other than customary commercial contracts entered into in the ordinary course of business the principal subject matter of which is not taxes), request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material taxes (other than in connection with any extension of time to file any tax return), or adopt or change any material accounting method in respect of taxes;

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enter into, materially amend or terminate any material contract;

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except as otherwise set forth in the AmpliPhi Budget, make any expenditures, incur any liabilities or discharge or satisfy any liabilities, in each case, in amounts that exceed the aggregate amount of the AmpliPhi Budget by $100,000;

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other than as required by law or GAAP, take any action to change the accounting policies or procedures of AmpliPhi or Merger Sub;

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initiate or settle any legal proceeding; or

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agree, resolve or commit to do any of the foregoing.

During the period from the date of the Merger Agreement and continuing until the earlier of the termination of the Merger Agreement or the effective time of the Merger, except as set forth in the Merger Agreement, as required by applicable law or unless AmpliPhi consents in writing, C3J will conduct its business and operations in the ordinary course of business and in compliance in all material respects with all applicable laws and the requirements of all of it material contracts, and will not:
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declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except for shares of C3J common stock from terminated employees, directors or consultants of C3J);

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sell, issue, grant, pledge or otherwise dispose of or encumber or authorize any of the foregoing with respect to: (a) any capital stock or other security of C3J or its subsidiary (except for shares of C3J common stock issued upon the valid exercise of C3J Stock Options or vesting of C3J RSAs); (b) any option, warrant or right to acquire any capital stock or any other security; or (c) any instrument convertible into or exchangeable for any capital stock or other security of C3J or its subsidiary;

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except as required to give effect to anything in contemplation of the closing of the Merger, amend any of its or its subsidiary’s organizational documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;

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form any subsidiary or acquire any equity interest or other interest in any other entity or enter into a joint venture with any other entity;

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(a) lend money to any person, (b) incur or guarantee any indebtedness for borrowed money, (c) guarantee any debt securities of others, or (d) make any capital expenditure or commitment in excess of the budgeted capital expenditure and commitment amounts set forth in C3J’s operating budget delivered to AmpliPhi concurrently with the execution of the Merger Agreement (the “C3J Budget”);

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other than as required by applicable law or the terms of any benefit plan as in effect on the date of the Merger Agreement: (a) adopt, terminate, establish or enter into any benefit plan; (b) cause or permit any benefit plan to be amended in any material respect; (c) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than increases in base salary and annual cash bonus opportunities and payments made in the ordinary course of business consistent with past practice; (d) increase the severance or change of control benefits offered to any current or new employees, directors or consultants or (e) hire, terminate or give notice of termination to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

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recognize any labor union, labor organization, or similar person;

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enter into any material transaction other than in the ordinary course of business;

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acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its assets or properties, or grant any encumbrance with respect to such assets or properties, except in the ordinary course of business;

•
sell, assign, transfer, license, sublicense or otherwise dispose of any material C3J intellectual property (other than pursuant to non-exclusive licenses in the ordinary course of business);

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make, change or revoke any material tax election, fail to pay any income or other material tax as such tax becomes due and payable, file any amendment making any material change to any tax return, settle or compromise any income or other material tax liability, enter into any tax allocation, sharing, indemnification or other similar agreement or arrangement (other than customary commercial contracts entered into in the ordinary course of business the principal subject matter of which is not taxes), request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material taxes (other than in connection with any extension of time to file any tax return), or adopt or change any material accounting method in respect of taxes;

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enter into, materially amend or terminate any material contract;

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except as otherwise set forth in the C3J Budget, make any expenditures, incur any liabilities or discharge or satisfy any liabilities, in each case, in amounts that exceed the aggregate amount of the C3J Budget by $100,000;

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other than as required by law or GAAP, take any action to change accounting policies or procedures;

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initiate or settle any legal proceeding; or

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agree, resolve or commit to do any of the foregoing.

Termination and Termination Fees
The Merger Agreement may be terminated prior to the effective time of the Merger (whether before or after the required shareholder approvals to complete the Merger have been obtained, unless otherwise specified below):
(a)
by mutual written consent of AmpliPhi and C3J;

(b)
by either AmpliPhi or C3J if the Contemplated Transactions have not been consummated by June 1, 2019, (other than in cases in which such failure to consummate the Contemplated Transactions is due to (i) a party’s action or failure to act that has been a principal cause of the failure of the Contemplated Transactions to occur on or before June 1, 2019 and such action or failure to act constitutes a breach of the Merger Agreement, or (ii) a request for additional information by a governmental body, in which case either party can extend such date by an additional 30 days);

(c)
by either AmpliPhi or C3J if a governmental body issues a final and nonappealable order, decree or ruling prohibiting the Contemplated Transactions;

(d)
by AmpliPhi if C3J has not obtained the required vote from C3J shareholders within five business days of the date of the Merger Agreement, except that once C3J has obtained the required vote from C3J shareholders, AmpliPhi may not terminate for the reason set forth in this provision;

(e)
by either AmpliPhi or C3J if the AmpliPhi special meeting has been held and completed and the AmpliPhi Required Shareholder Matters have not been approved;

(f)
by C3J (at any time prior to obtaining the required vote from AmpliPhi shareholders on the AmpliPhi Required Shareholder Matters) if  (i) AmpliPhi fails to include in the proxy statement its recommendation that the AmpliPhi’s shareholders vote to approve the AmpliPhi Shareholder Matters, (ii) the AmpliPhi board of directors or a committee thereof has made an AmpliPhi Board Recommendation Change, (iii) the AmpliPhi board of directors publicly approves, endorses or recommends an acquisition proposal; or (iv) AmpliPhi enters into any letter of intent or any contract relating to an acquisition proposal (other than a permitted confidentiality agreement);

(g)
by AmpliPhi (at any time prior to obtaining the required vote from C3J shareholders) if  (a) the C3J board of directors withdraws or modifies the recommendation that the shareholders vote to approve the required proposals in a manner adverse to AmpliPhi or adopts, approves or recommends (or publicly proposes to adopt, approve or recommend) any acquisition proposal be adopted or proposed; (b) the C3J board of directors or any of its committees publicly approves, endorses or recommends an acquisition proposal; or (c) C3J enters into any letter of intent or similar document relating to an acquisition proposal;

(h)
by C3J, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement by AmpliPhi or Merger Sub that would prevent AmpliPhi or Merger Sub from satisfying its closing conditions with respect to representations and warranties and covenants and such breach is not curable by the earlier of June 1, 2019 or 30 days after delivery of written notice from C3J to AmpliPhi or Merger Sub of such breach;

(i)
by AmpliPhi, upon a breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement by C3J that would prevent C3J from satisfying its closing conditions with respect to representations and warranties and covenants and such breach is not curable by the earlier of June 1, 2019 or 30 days after delivery of written notice from AmpliPhi to C3J of such breach; or

(j)
by AmpliPhi, at any time, if AmpliPhi (i) has received a superior offer, (ii) AmpliPhi has complied with its obligations under the Merger Agreement in order to accept the superior offer, (iii) concurrently terminates the Merger Agreement and enters into a definitive agreement with respect to the superior offer and (iv) pays to C3J a termination fee of  $1.0 million within two business days of the termination.

AmpliPhi must also pay C3J a termination fee of  $1.0 million within two business days of consummating an alternative transaction, if  (i) the Merger Agreement is terminated by C3J pursuant to clause (f) above, (ii) an acquisition proposal is publicly announced or disclosed or otherwise communicated to AmpliPhi or its board of directors after the date of the Merger Agreement but prior to the termination of the Merger Agreement and (iii) within nine months after the date of such termination, AmpliPhi enters into a definitive agreement for an alternative transaction in respect of such acquisition proposal.
C3J must pay AmpliPhi a termination fee of  $1.0 million within ten business days of consummating an alternative transaction, if  (i) the Merger Agreement is terminated by AmpliPhi pursuant to clause (g) above, (ii) an acquisition proposal with respect to C3J is publicly announced or otherwise made to C3J or its board of directors after the date of the Merger Agreement but prior to the termination of the Merger Agreement and (iii) within nine months after the date of such termination, C3J consummates an alternative transaction in respect of such acquisition proposal.
The respective termination fees are the sole and exclusive remedies available to each party in the circumstances in which such a termination fee is owed in accordance with the terms of the Merger Agreement, in connection with or arising out of the Merger Agreement or its termination in circumstances where a termination fee is owed, any breach of the Merger Agreement giving rise to such termination, or the failure of the Contemplated Transactions to be consummated, except that the termination of the Merger Agreement in such circumstances will not relieve any party of any liability for fraud or for any willful and material breach of any representation, warranty, covenant, obligation or other provision contained in the Merger Agreement.
Other Agreements
Regulatory Approvals
Each party agreed to use reasonable best efforts to file or otherwise submit, as soon as practicable after the date of the Merger Agreement, all applications, notices, reports and other documents reasonably required to be filed or submitted by such party with or to any governmental body with respect to the Contemplated Transactions, and to submit promptly any additional information requested by any such governmental body.
Director Indemnification and Insurance
The Merger Agreement provides that, for a period of six years following the effective time of the Merger, AmpliPhi and the combined company will, jointly and severally, indemnify and hold harmless each person who is, has been, or who becomes prior to the effective time, a director, officer, fiduciary or agent of AmpliPhi and its subsidiaries or C3J, respectively, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director, officer, fiduciary or agent of AmpliPhi or of C3J or any of their respective subsidiaries, whether asserted or claimed prior to, at or after the effective time, in each case, to the fullest extent permitted under applicable law. Each such person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of AmpliPhi and the combined company, jointly and severally.
The Merger Agreement also provides that the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers of AmpliPhi set forth in AmpliPhi’s articles of incorporation and bylaws will not be amended, repealed or otherwise modified for a period of six years from the effective time in any manner that would adversely affect the rights of individuals who, at the effective time, were officers or directors of AmpliPhi. After the closing of the Merger, the articles of incorporation and bylaws of C3J will contain provisions at least as favorable as the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers presently set forth in AmpliPhi’s articles of incorporation and bylaws.
Prior to the effective time of the Merger, AmpliPhi has agreed to secure and prepay, at C3J’s expense, a six year “tail policy” on AmpliPhi’s existing directors’ and officers’ liability insurance policy.
Interim Financial Statements
C3J agreed to furnish, and has furnished, to AmpliPhi the audited and unaudited financial statements of C3J that are included in this proxy statement.
Listing
AmpliPhi will (a) to the extent required by the rules and regulations of the NYSE American, prepare and submit to the NYSE American a notification form for the listing of the shares of AmpliPhi common stock to be issued in connection with the Contemplated Transactions, and use its best efforts to cause such shares to be approved for listing (subject to official notice of issuance); (b) effect the Reverse Split subject to the receipt of the required shareholder vote, and (c) to the extent required by the rules of the NYSE American, file a supplemental listing application for the AmpliPhi common stock on the NYSE American (the “NYSE Listing Application”) and use its best efforts to cause the NYSE Listing Application to be conditionally approved prior to the effective time of the Merger. C3J will cooperate with AmpliPhi as reasonably requested by AmpliPhi with respect to the NYSE Listing Application and promptly furnish to AmpliPhi all information concerning C3J and its shareholders that may be required or reasonably requested by AmpliPhi.
Expenses
The Merger Agreement provides that all non-indemnification fees and expenses incurred in connection with the Merger Agreement and the Contemplated Transactions will be paid by the party incurring such expenses, whether or not the Merger is consummated, except that the parties will share equally all fees and expenses incurred in relation to the NYSE Listing Application and the printing and filing of this proxy statement and any amendments and supplements and paid to a financial printer or the SEC.
Amendment of Merger Agreement
The Merger Agreement may be amended by the parties at any time by action taken by or on behalf of their respective boards of directors, except that after the Merger Agreement has been adopted and approved by a party’s shareholders, no amendment which by law requires further approval by the shareholders of that party will be made without such further approval.

AGREEMENTS RELATED TO THE MERGER
Support Agreements
In connection with the execution of the Merger Agreement, the officers and directors of AmpliPhi entered into support agreements with C3J relating to the Merger covering less than 1% of the outstanding shares of AmpliPhi’s common stock, as of immediately prior to the Merger (the “AmpliPhi Support Agreements”). The AmpliPhi Support Agreements provide, among other things, that the shareholders party to the AmpliPhi Support Agreements will vote all of the shares held by them in favor of the issuance of AmpliPhi shares of common stock in connection with the Merger and the amendments to AmpliPhi’s articles of incorporation contemplated by the Merger Agreement.
In connection with the execution of the Merger Agreement, certain officers, directors and shareholders of C3J entered into support agreements with AmpliPhi covering approximately 88% of the outstanding shares of C3J relating to the Merger (the “C3J Support Agreements,” and together with the AmpliPhi Support Agreements, the “Support Agreements”). The C3J Support Agreements provide, among other things, that the officers, shareholders and investors party to the C3J Support Agreements will vote all of the shares of C3J held by them in favor of the adoption of the Merger Agreement, the approval of the Merger and the other transactions contemplated by the Merger Agreement.
Lock-up Agreements
Concurrently with the execution of the Merger Agreement, certain officers, directors and shareholders of AmpliPhi and C3J, including the Investors in the Financing, entered into lock-up agreements (the “Lock-Up Agreements”), pursuant to which they accepted certain restrictions on transfers of the shares for the 180-day period following the effective time of the Merger.
Financing; Share Purchase Agreements
On February 5, 2019, AmpliPhi, C3J and the Investors entered into the Share Purchase Agreements, as contemplated by equity commitment letters previously entered into among such parties on January 3, 2019. Pursuant to the Share Purchase Agreements, AmpliPhi agreed to sell and issue, and the Investors agreed to purchase from AmpliPhi, $10.0 million of shares of the AmpliPhi’s common stock in the Financing, at a purchase price per share equal to (i) $40.0 million, divided by (ii) the total number of shares of common stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger, but excluding (A) any shares of common stock issuable pursuant to the Share Purchase Agreements and (B) any shares of Company Common Stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the effective time of the Merger and any shares of common stock issuable in connection with out-of-the-money options and out-of-the-money warrants.
After the closing of the Financing, it is expected that (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi securities on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi securities (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants), in each case, subject to adjustment of the Exchange Ratio as set forth in the Merger Agreement and described herein.
The shares of common stock to be issued in the Financing will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act. Appropriate restrictive legends will be affixed to the shares issued in the Financing.
The form of Share Purchase Agreement is attached to this proxy statement as Appendix B.

At the closing of the Financing, the combined company will enter into a registration rights agreement with each of the Investors, pursuant to which the combined company will agree to register for resale the shares of common stock issued in the Financing within a reasonable and specified time period following the closing of the Financing.
The form of registration rights agreement to be entered into at the closing of the Financing is attached as Exhibit D to the form of Share Purchase Agreement attached to this proxy statement as Appendix B.

MATTERS BEING SUBMITTED TO A VOTE OF AMPLIPHI SHAREHOLDERS

Proposal No. 1

Approval of the consummation of a Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the Merger Agreement.
At the Special Meeting, AmpliPhi shareholders will be asked to approve the consummation of a Business Combination (as defined in AmpliPhi’s amended and restated articles of incorporation) pursuant to the merger of Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi, with and into C3J Therapeutics, Inc. (“C3J”), with C3J surviving as a wholly owned subsidiary of AmpliPhi (the “Merger”), and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by that certain Agreement and Plan of Merger and Reorganization, dated January 3, 2019, by and among AmpliPhi, Ceres Merger Sub, Inc. and C3J, as amended on March 25, 2019 (the “Merger Agreement”)
Under the Merger Agreement, Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi formed in connection with the Merger, will merge with and into C3J, with C3J surviving as a wholly owned subsidiary of AmpliPhi. At the effective time of the Merger, each share of C3J common stock outstanding immediately prior to the effective time of the Merger (excluding certain shares to be canceled pursuant to the Merger Agreement, and shares held by shareholders who have exercised and perfected dissenters’ rights as more fully described under “The Merger — Dissenters’ Rights” above) will be converted into the right to receive approximately 0.6892 shares of AmpliPhi common stock, subject to adjustment to account for a Reverse Split of AmpliPhi common stock, at a Reverse Split ratio of between 1-for-3 and 1-for-20, inclusive, to be determined by AmpliPhi’s board of directors and to be implemented prior to the consummation of the Merger. As a result of the Merger, immediately following the Merger the former C3J securityholders will own approximately 70% of the aggregate number of shares of AmpliPhi common stock and the securityholders of AmpliPhi as of immediately prior to the Merger will own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case, on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money-warrants, and determined before accounting for the Financing discussed below). After the completion of the Merger, AmpliPhi will change its corporate name to “Armata Pharmaceuticals, Inc.” Such corporate name change will be authorized by AmpliPhi’s board of directors without a shareholder vote on the name change as permitted under Washington law.
C3J and AmpliPhi expect the Merger to be consummated in May 2019, subject to the satisfaction of applicable conditions. Immediately following the effective time of the Merger and prior to the Financing, the former C3J securityholders are expected to own approximately 70% of the aggregate number of shares of AmpliPhi common stock, and the securityholders of AmpliPhi as of immediately prior to the Merger are expected to own approximately 30% of the aggregate number of shares of AmpliPhi common stock (in each case on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants).
The terms of, reasons for and other aspects of the Merger Agreement, the Merger and the issuance of AmpliPhi common stock in the Merger are described in detail in the other sections in this proxy statement.
Required Vote
The Merger and the issuance of shares of AmpliPhi common stock to the former C3J shareholders at the effective time of the Merger constitutes a “Business Combination” under AmpliPhi’s amended and restated articles of incorporation. Accordingly, the affirmative vote of at least 51% of shares of common stock outstanding on the record date are required to approve this Proposal No. 1. This voting threshold is also sufficient for approval of the transaction described in this Proposal No. 1 under the rules of the NYSE American.
THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT THE AMPLIPHI
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1.

Proposal No. 2

Approval of Issuance of AmpliPhi Shares of Common Stock in the Financing
At the Special Meeting, AmpliPhi shareholders will be asked to approve the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10,000,000 immediately following the effective time of the Merger in a private placement financing transaction.
On February 5, 2019, AmpliPhi, C3J and certain shareholders of C3J (the “Investors”) entered into share purchase agreements (the “Share Purchase Agreements”), as contemplated by equity commitment letters previously entered into among such parties on January 3, 2019. Pursuant to the Share Purchase Agreements, AmpliPhi agreed to sell and issue, and the Investors agreed to purchase from AmpliPhi, $10.0 million of shares of the AmpliPhi’s common stock immediately following the effective time of the Merger, at a purchase price per share equal to (i) $40.0 million, divided by (ii) the total number of shares of common stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger, but excluding (A) any shares of common stock issuable pursuant to the Share Purchase Agreements and (B) any shares of AmpliPhi common stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the effective time of the Merger and any shares of common stock issuable in connection with out-of-the-money options and out-of-the-money warrants. We refer to the anticipated sale and purchase of shares of AmpliPhi common stock immediately following the effective time of the Merger pursuant to the Share Purchase Agreements as the “Financing.”
The closing of the Financing is contingent upon the effectiveness of the Merger. If the Merger is not consummated, the Financing will not occur.
After the closing of the Financing, it is expected that (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi common stock on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares of AmpliPhi common stock issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi common stock (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants).
The shares of common stock to be issued in the Financing will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act. Appropriate restrictive legends will be affixed to the shares issued in the Financing.
The form of Share Purchase Agreement is attached to this proxy statement as Appendix B.
At the closing of the Financing, the combined company will enter into a registration rights agreement with each of the Investors, pursuant to which the combined company will agree to register for resale the shares of common stock issued in the Financing within a reasonable and specified time period following the closing of the Financing.
The form of registration rights agreement to be entered into at the closing of the Financing is attached as Exhibit D to the form of Share Purchase Agreement attached to this proxy statement as Appendix B.
Required Vote
The number of shares that vote “For” this Proposal No. 2 must exceed the number of shares that vote “Against” this Proposal No. 2. Abstentions will have the same effect as “Against” votes.
THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT THE AMPLIPHI
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

Proposal No. 3

Approval of an Amendment to AmpliPhi’s Amended and Restated Articles of Incorporation to Effect a
Reverse Stock Split of AmpliPhi’s Common Stock
General
AmpliPhi’s board of directors has unanimously approved a series of alternate amendments to our Amended and Restated Articles of Incorporation, which would effect a Reverse Split of the issued shares of AmpliPhi common stock, at a ratio in the range between 1-for-3 to 1-for-20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s board of directors and with such Reverse Split to be effected prior to the effective time of the Merger. The effectiveness of any one of these amendments and the abandonment of the other amendments, or the abandonment of all of these amendments, will be determined by AmpliPhi’s board of directors following the Special Meeting and prior to the effective time of the Merger. AmpliPhi’s board of directors has recommended that these proposed amendments be presented to our shareholders for approval.
The AmpliPhi board of directors may determine to effect the Reverse Split, if it is approved by the shareholders, even if the other proposals to be acted upon at the meeting are not approved, including the issuance of the AmpliPhi common stock pursuant to the Merger Agreement and the Financing.
The amendment to AmpliPhi’s amended and restated articles of incorporation (the “Articles Amendment”) to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of authorized shares of common stock or preferred stock, or the par value of AmpliPhi common stock or preferred stock. Accordingly, effecting a Reverse Stock Split would reduce the number of outstanding shares of our common stock. The form of Articles Amendment is attached to this proxy statement as Appendix D.
Purpose
The AmpliPhi board of directors approved the proposal approving the Articles Amendment to effect a Reverse Split for the following reasons:
•
the AmpliPhi board of directors believes effecting the Reverse Split will cause the minimum bid price of AmpliPhi’s common stock to increase and may reduce the risk of a delisting of AmpliPhi common stock from the NYSE American in the future;

•
the AmpliPhi board of directors believes effecting the Reverse Split will cause AmpliPhi’s common stock to meet the minimum bid price required for the initial listing application with the NYSE American to be submitted in connection with the Merger, as discussed below; and

•
the AmpliPhi board of directors believes a higher stock price may help generate investor interest in AmpliPhi and help AmpliPhi attract and retain employees.

If the Reverse Split successfully increases the per share price of AmpliPhi common stock, our board of directors believes this increase may increase trading volume in AmpliPhi common stock and facilitate future financings by AmpliPhi.
NYSE American Requirements for Listing on the NYSE American
AmpliPhi common stock is listed on the NYSE American under the symbol “APHB.” AmpliPhi intends to submit an initial listing application with NYSE American to seek listing of the combined company’s common stock on the NYSE American upon the closing of the Merger.
According to NYSE American rules, an issuer must, in a case such as this, apply for initial inclusion following a transaction whereby the issuer combines with a non-NYSE American entity, resulting in a change of control of the issuer and potentially allowing the non-NYSE American entity to obtain a NYSE American listing. Accordingly, the listing standards of the NYSE American will require AmpliPhi to have, among other things, a $2.00 per share minimum bid price upon the closing of the Merger. Therefore, the Reverse Split is expected to be necessary in order to consummate the Merger.

One of the effects of the Reverse Split will be to effectively increase the proportion of authorized shares which are unissued relative to those which are issued. This could result in AmpliPhi’s management being able to issue more shares without further shareholder approval. For example, before the Reverse Split, AmpliPhi’s authorized but unissued shares of common stock immediately prior to the closing of the Merger would be approximately 184.7 million, compared to shares issued of approximately 32.3 million. If AmpliPhi effects the Reverse Split using, for example, a 1-for-10 ratio, its authorized but unissued shares immediately prior to the closing of the Merger would be approximately 213.8 million compared to shares issued of approximately 3.2 million. AmpliPhi currently has no plans to issue shares, other than in connection with the Merger and the Financing, and to satisfy obligations under the AmpliPhi warrants and employee stock options (including those assumed in connection with the Merger) from time to time as these warrants and options are exercised. The Reverse Split will not affect the number of authorized shares of AmpliPhi capital stock which will continue to be authorized pursuant to the amended and restated articles of incorporation of AmpliPhi.
Potential Increased Investor Interest
On February 5, 2019, AmpliPhi common stock closed at $0.25 per share. An investment in AmpliPhi common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the AmpliPhi board of directors believes that most investment funds are reluctant to invest in lower priced stocks.
There are risks associated with the Reverse Split, including that the Reverse Split may not result in an increase in the per share price of AmpliPhi common stock.
AmpliPhi cannot predict whether the Reverse Split will increase the market price for AmpliPhi common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of AmpliPhi common stock after the Reverse Split will rise in proportion to the reduction in the number of shares of AmpliPhi common stock outstanding before the Reverse Split;

•
the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Split will result in a per share price that will increase the ability of AmpliPhi to attract and retain employees; or

•
the market price per share will either exceed or remain in excess of the minimum bid price as required by NYSE American for continued listing, which the staff of the NYSE American has previously advised to be $0.20.

The market price of AmpliPhi common stock will also be based on performance of AmpliPhi and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of AmpliPhi common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of AmpliPhi may be greater than would occur in the absence of a Reverse Split. Furthermore, the liquidity of AmpliPhi common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.
Principal Effects of the Reverse Split
The form of Articles Amendment effecting the Reverse Split is set forth in Appendix D to this proxy statement.
The Reverse Split will be effected simultaneously for all outstanding shares of AmpliPhi common stock. The Reverse Split will affect all of the AmpliPhi shareholders uniformly and will not affect any shareholder’s percentage ownership interests in AmpliPhi, except to the extent that the Reverse Split results in any of the AmpliPhi shareholders owning a fractional share. AmpliPhi common stock issued pursuant to the Reverse Split will remain fully paid and nonassessable. The Reverse Split does not affect the total proportionate ownership of AmpliPhi following the Merger (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares). In addition, we do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended.
Procedure for Effecting the Reverse Split and Exchange of Stock Certificates
If the AmpliPhi shareholders approve the Articles Amendment effecting the Reverse Split, and if the AmpliPhi board of directors still believes that a Reverse Split is in the best interests of AmpliPhi and its shareholders, AmpliPhi will, after selecting the ratio for the Reverse Split, file the appropriate Articles Amendment with the Secretary of State of the State of Washington at such time as the AmpliPhi board of directors has determined to be the appropriate split effective time. The AmpliPhi board of directors may delay effecting the Reverse Split without resoliciting shareholder approval. Beginning at the split effective time, each stock certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.
As soon as practicable after the split effective time, shareholders will be notified that the Reverse Split has been effected. AmpliPhi expects that the AmpliPhi transfer agent, Computershare, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent stock certificates representing pre-split shares in exchange for stock certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by AmpliPhi. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. Shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) unless and until requested to do so.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Split. Shareholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the common stock on the NYSE American on the date immediately preceding the split effective time. The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split and making payment for fractional shares than those that would be put in place by AmpliPhi for registered shareholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
By approving Proposal No. 3, AmpliPhi’s shareholders will: (a) approve a series of alternate amendments to AmpliPhi’s amended and restated articles of incorporation pursuant to which any whole number of outstanding shares of common stock between and including three (3) and twenty (20) could be combined into one share of common stock; and (b) authorize AmpliPhi’s board of directors to file only one such amendment, as determined by AmpliPhi’s board of directors, and to abandon each amendment not selected by AmpliPhi’s board of directors. AmpliPhi’s board of directors may also elect not to undertake any Reverse Split and therefore abandon all amendments. However, effecting a Reverse Split is expected to be necessary to consummate the Merger.

Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the AmpliPhi board of directors or contemplating a tender offer or other transaction for the combination of AmpliPhi with another company, the Reverse Split proposal is not being proposed in response to any effort of which AmpliPhi is aware to accumulate shares of AmpliPhi common stock or obtain control of AmpliPhi, other than in connection with the Merger, nor is it part of a plan by management to recommend a series of similar amendments to the AmpliPhi board of directors and shareholders. Other than the proposals being submitted to the AmpliPhi shareholders for their consideration at the Special Meeting, the AmpliPhi board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of AmpliPhi. For more information, please see the sections entitled “Risk Factors — Risks Related to our Common Stock — Provisions of Washington law and our current articles of incorporation and bylaws may discourage another company from acquiring us and may prevent attempts by our stockholders to replace or remove our current management” contained in the AmpliPhi 10-K, which is incorporated in this proxy statement by reference.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Split to U.S. Holders
The following is a discussion of material U.S. federal income tax consequences of the Reverse Split to certain U.S. Holders (as defined below) of AmpliPhi common stock but does not purport to be a complete analysis of all potential tax effects. This discussion is based on provisions of the Code, Treasury Regulations thereunder and administrative rulings, court decisions and other legal authorities related thereto, each as in effect as of the date of this proxy statement and all of which are subject to change or differing interpretations. Any such change or differing interpretation, which may or may not be retroactive, could alter the tax consequences to the AmpliPhi shareholders described herein. This discussion is included for general informational purposes only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to a U.S. Holder (as defined below).
This summary does not comprehensively describe all potential U.S. federal income tax considerations applicable to the Reverse Split. The discussion below only addresses the AmpliPhi shareholders who hold AmpliPhi common stock as a capital asset within the meaning of Section 1221 of the Code (generally property held for investment). It does not address all aspects of U.S. federal income tax that may be relevant to an AmpliPhi shareholder in light of such shareholder’s particular circumstances or to a shareholder subject to special rules, such as shareholders who are not U.S. Holders (as defined below), brokers or dealers in securities or foreign currencies, regulated investment companies, real estate investment trusts, traders who mark to market, financial institutions or insurance companies, mutual funds, shareholders holding their stock through individual retirement or other tax-deferred accounts, tax-exempt organizations, shareholders holding their stock as “qualified small business stock” pursuant to Section 1202 of the Code or as Section 1244 stock for purposes of the Code, shareholders who acquired their stock in connection with the exercise of warrants, stock options or stock purchase plans or other employee plans or compensatory arrangements, shareholders whose functional currency is not the U.S. dollar, partnerships or other pass-through entities or securityholders in such entities, shareholders who hold their stock as part of an integrated investment (including a “straddle,” a pledge against currency risk, a hedge or other “constructive” sale or “conversion” transaction) comprised of shares of AmpliPhi common stock and one or more other positions, shareholders who exercise dissenters’ or appraisal rights, or shareholders who may have acquired their stock in a transaction subject to the gain rollover provisions of Section 1045 of the Code. In addition, this summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Split, including the tax consequences of the Reverse Split under state, local or non-U.S. tax laws or under estate, gift, excise or other non-income tax laws, the alternative minimum tax, the Medicare contribution tax on net investment income, the tax consequences of transactions effectuated prior or subsequent to, or concurrently with, the Reverse Split (whether or not any such transactions are consummated in connection with the Reverse Split) including, without limitation, the receipt of payments under any retention bonus plan, the conversion of any convertible notes or the tax consequences to holders of options, warrants or similar rights to acquire AmpliPhi common stock. If a partnership or pass-through entity (or entity treated as such for U.S. federal income tax purposes) holds shares of AmpliPhi common stock, the tax treatment of a partner or member of such entity generally will depend on the status of the partner and on the activities of the partnership or entity. Partnerships and other pass-through entities holding AmpliPhi stock, and any person who is a partner or member of any such entity should consult their own tax advisors regarding the tax consequences of the Reverse Split.
For purposes of this discussion, a “U.S. Holder” means a beneficial owner of shares of AmpliPhi common stock that is any of the following:
•
an individual citizen or resident of the United States or someone treated as a U.S. citizen or resident for U.S. federal income tax purposes;

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a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if  (i) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized or have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.
Tax Consequences of the Reverse Split
The Reverse Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder of AmpliPhi common stock generally should not recognize gain or loss upon the Reverse Split, except with respect to cash received in lieu of a fractional share of AmpliPhi common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of AmpliPhi common stock received pursuant to the Reverse Split should equal the aggregate tax basis of the shares of the AmpliPhi common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of AmpliPhi common stock), and such U.S. Holder’s holding period in the shares of AmpliPhi common stock received should include the holding period in the shares of AmpliPhi common stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of AmpliPhi common stock surrendered to the shares of AmpliPhi common stock received in a recapitalization pursuant to the Reverse Split. U.S. Holders of shares of AmpliPhi common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
Cash in Lieu of Fractional Shares
A U.S. Holder of AmpliPhi common stock that receives cash in lieu of a fractional share of AmpliPhi common stock pursuant to the Reverse Split is expected to recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of AmpliPhi common stock surrendered that is allocated to such fractional share of AmpliPhi common stock. Such capital gain or loss should be long-term capital gain or loss if the U.S. Holder’s holding period for AmpliPhi common stock surrendered exceeded one year at the effective time of the Reverse Split.
Information Reporting and Backup Withholding
A U.S. Holder of AmpliPhi common stock may be subject to information reporting and backup withholding on cash paid in lieu of fractional shares in connection with the Reverse Split. A U.S. Holder of AmpliPhi common stock will be subject to backup withholding if such holder is not otherwise exempt and such holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder of AmpliPhi common stock’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of AmpliPhi common stock should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
Vote Required; Recommendation of the AmpliPhi Board of Directors
The affirmative vote of the holders of a majority in voting power of the outstanding shares of AmpliPhi common stock having voting power outstanding on the record date for the Special Meeting is required to approve the Articles Amendment effecting a Reverse Split of AmpliPhi common stock, at a ratio of one new share for every 3 to 20 shares outstanding (depending on the Reverse Split ratio subsequently selected by AmpliPhi’s board of directors).
THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT AMPLIPHI SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO APPROVE A REVERSE SPLIT.

Proposal No. 4

Approval of the amendment to the AmpliPhi 2016 Equity Incentive Plan to increase the shares authorized for issuance under the plan by 13,822,963
In April 2016, our board of directors originally approved our AmpliPhi Biosciences Corporation 2016 Equity Incentive Plan, or the 2016 Plan, and the shareholders originally approved the 2016 Plan on June 20, 2016. In this Proposal No. 4, we are requesting shareholders approve an amendment (the “EIP Amendment”) to the 2016 Plan in order to increase the number of shares of common stock authorized for issuance under the 2016 Plan by 13,822,963 shares, including an increase in the number of shares of common stock authorized for issuance under the 2016 Plan pursuant to the grant of incentive stock options such that such number of authorized shares of common stock that may be issued pursuant to the exercise of incentive stock options will equal two times the number of shares authorized for issuance under the 2016 Plan following the EIP Amendment. The share numbers in this proposal do not give effect to a Reverse Split.
The EIP Amendment is being proposed for approval by our shareholders in connection with the Merger and related transactions and is a requirement under the terms of the Merger Agreement.
The adoption of the EIP Amendment is subject to the consummation of the Merger. The share numbers in this proposal do not give effect to a Reverse Split. If a Reverse Split is implemented, the share increase contemplated by the EIP Amendment will be adjusted proportionally.
If the Merger is consummated, the combined company will have additional personnel and we will need to retain existing personnel of both companies and recruit additional personnel to facilitate the growth of the combined company’s business and equity awards are an important part of our incentive compensation philosophy
As of January 1, 2019, 2,060,926 shares remained available for future grant under the 2016 Plan. The board of directors believes that the future success of the combined company depends, in large part, upon the ability of the combined company to implement its plans for future expansion and growth in light of its anticipated recruiting and retention needs and is necessary to maintain a competitive position in recruiting, retaining and motivating key personnel, consultants and advisors. The board of directors believes that the issuance of equity awards will be a key element underlying the combined company’s ability to recruit, retain and motivate key personnel, consultants and advisors, better aligns the interests of such persons with those of its shareholders, and will be a substantial contributing factor to the combined company’s success and the future growth of its business. However, we believe that the shares currently available for grant under the 2016 Plan will be insufficient to meet the combined company’s anticipated recruiting and retention needs if the Merger is completed. Therefore, the board of directors believes that the approval of the EIP Amendment is in the best interests of the combined company and its shareholders and recommends a vote in favor of this proposal.
If this Proposal No. 4 is adopted by our shareholders, the EIP Amendment will become effective upon the effective date of the Merger. In the event that our shareholders do not approve this Proposal No. 4, the EIP Amendment will not become effective, the 2016 Plan will continue in its current form, and either AmpliPhi or C3J may elect not to proceed with the closing of the Merger.
As of January 1, 2019 stock awards (which consist solely of stock options) covering an aggregate of 1,150,065 shares of common stock were outstanding under the 2016 Plan and the 2009 Targeted Genetics Stock Incentive Plan (the “2009 Plan”), the AmpliPhi Biosciences Corporation 2012 Stock Incentive Plan (the “2012 Plan”), the AmpliPhi Biosciences Corporation 2013 Stock Incentive Plan (the “2013 Plan” and collectively with the 2009 Plan and the 2012 Plan, the “Prior Plans”).
The size of our share reserve increase request is reasonable
If our request to increase the share reserve of the 2016 Plan by 13,822,963 shares is approved and the Merger is approved and consummated, we will have approximately 15,883,889 shares available for grant at the effective time of the Merger which, together with the annual “evergreen” increases described below, the Board believes will provide sufficient equity for attracting, retaining and motivating employees for the coming years, although this estimate is preliminary and may change based on various factors, including decisions made by the combined company board of directors following the closing of the Merger. The Board believes the size of the request is also reasonable in light of the equity granted to our employees and directors over the last three years.
We Manage Our Equity Award Use Carefully and Our Dilution Is Reasonable
We manage our long-term shareholder dilution by limiting the number of equity awards granted annually. Our Compensation Committee monitors our annual burn rate, dilution, and equity expense to ensure that we maximize shareholders’ value by granting only the appropriate number of equity awards necessary to recruit, reward, and retain key personnel, consultants and advisors.
The following table provides certain additional information regarding our equity incentive program.
As of January 1, 2019
Total shares subject to outstanding stock options	1,150,165
Weighted-average exercise price per share of outstanding stock options	$ 3.08
Weighted-average remaining term of outstanding stock options	8.03 yrs
Total shares available for grant under the 2016 Plan	2,060,926
Total shares available for grant under other equity plans	76,472(1)

(1)
Represents shares issuable pursuant to the Company’s 2016 Employee Stock Purchase Plan

As of March 21, 2019 (Record Date)
Total common stock outstanding	32,774,690
Closing price of common stock as reported on The NYSE American	$0.32
Common measures of an equity incentive plan’s cost include burn rate, dilution and overhang. The burn rate, or run rate, refers to how fast a company uses the supply of shares authorized for issuance under its equity incentive plan. Over the last three years, the Company has maintained an average equity run rate of 6.5% of shares of common stock outstanding per year, including shares of preferred stock on an as-converted basis. Dilution measures the degree to which our shareholders’ ownership has been diluted by stock-based compensation awarded under our equity incentive plans and also includes shares that may be awarded under our equity incentive plans in the future (“overhang”).
The following table shows how our key equity metrics have changed over the past three years:
Key Equity Metrics	2016	2017	2018
Equity Run Rate(1)	2.6%	16.8%	0.2%
Overhang(2)	14.5%	11.8%	4.9%
Dilution(3)	4.5%	11.7%	3.6%

(1)
Equity run rate is calculated by dividing the number of shares subject to equity awards granted during the year by the weighted-average number of shares outstanding during the year.

(2)
Overhang is calculated by dividing (a) the sum of  (x) the number of shares subject to equity awards outstanding at the end of the year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

In evaluating whether to approve the EIP Amendment, our board of directors and Compensation Committee reviewed our historical issuances under our 2016 Plan and our 2013 Plan and considered our future needs for equity awards under the 2016 Plan if the Merger is consummated, based on the combined company’s plans for future expansion and growth in light of anticipated recruiting and retention needs and potential changes in company capitalization and dilution. We intend to grant future equity awards under the 2016 Plan in amounts that are reasonable and based on market data prepared by the independent compensation consultant to the combined company’s compensation committee. If this Proposal No. 4 is approved by our shareholders and the Merger is also approved and consummated, we expect the adjusted share reserve to last for approximately the next two to three years, although this estimate is preliminary and may change based on various factors, including decisions made by the combined company board of directors following the closing of the Merger. While we believe this is a reasonable estimate of how long the share reserve could last, because there are a number of uncertain factors that could impact our future share usage, we are not able to presently forecast the share amounts and rate at which we will utilize equity as a tool for attracting and retaining talent.
Required Vote
The number of shares that vote “For” this Proposal No. 4 must exceed the number of shares that vote “Against” this Proposal No. 4. Abstentions will have the same effect as “Against” votes.
THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT THE AMPLIPHI
SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.
Description of 2016 Plan, as Proposed to be Amended
The material features of the 2016 Plan, as proposed to be amended pursuant to Proposal No. 4, are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2016 Plan. Shareholders are encouraged to read the actual text of the 2016 Plan, as amended, which is appended to this proxy statement as Appendix E and may be accessed from the SEC’s website at www.sec.gov. Except as modified by the EIP Amendment as described above, the terms of the 2016 Plan as proposed to be amended are materially the same as the terms of the 2016 Plan prior to implementation of the EIP Amendment.
Purpose.   The 2016 Plan is critical to our ongoing effort to build shareholder value through recruiting, retaining and motivating employees, directors and consultants. We are seeking approval of the 2016 Plan to provide for the shares necessary so that we can ensure that the combined company has the most qualified, motivated employees possible to help us move the combined company’s programs forward and implement our recruiting plans to facilitate the future growth of our business.
Awards.   The 2016 Plan provides for the grant of incentive stock options, or ISOs, nonstatutory stock options, or NSOs, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other forms of equity compensation, or collectively, stock awards, all of which may be granted to employees, including officers, non-employee directors and consultants of us and our affiliates.
Eligibility.   As of December 31, 2018, all of our approximately 33 employees and five non-employee directors were eligible to participate in the 2016 Plan and may receive all types of awards other than ISOs. ISOs may be granted only to our employees (including officers) and employees of our affiliates.
Share Reserve.   If Proposal No. 4 is approved, the total number of shares of our common stock reserved for issuance under the 2016 Plan will not exceed 17,032,349 shares, consisting of:
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237,300 shares, which is the total maximum reserve that was approved in connection with the initial adoption of the 2016 Plan, including, but not limited to, the Prior Plans’ Returning Shares; plus

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82,440 shares added to the 2016 Plan pursuant to the January 1, 2017 evergreen increase, plus

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800,000 shares to be added pursuant an amendment approved by our shareholders at our 2017 annual meeting on September 7, 2017, plus

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474,946 shares added to the 2016 Plan pursuant to the January 1, 2018 evergreen increase, plus

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1,614,700 shares added to the 2016 Plan pursuant to the January 1, 2019 evergreen increase, plus

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13,822,963 shares to be added pursuant this Proposal No. 4.

The “Prior Plans’ Returning Shares” are the number of shares that are subject to stock awards outstanding under the Prior Plans that subsequently terminate prior to exercise or would otherwise be returned to the share reserves of our Prior Plans.
Additionally, the number of shares of our common stock reserved for issuance under the 2016 Plan automatically increases on January 1 of each year, beginning on January 1, 2017 and continuing through and including January 1, 2026, by 5% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares determined by our board of directors. The maximum number of shares that may be issued upon the exercise of ISOs under our 2016 Plan is 34,064,698 shares.
If a stock award granted under the 2016 Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the 2016 Plan. In addition, the following types of shares under the 2016 Plan may become available for the grant of new stock awards under the 2016 Plan: (1) shares that are forfeited to or repurchased by us prior to becoming fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise price of a stock option. Shares issued under the 2016 Plan may be previously unissued shares or reacquired shares bought by us on the open market.
Non-Employee Director Compensation Limit.   The aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director of our board of directors with respect to any calendar year commencing with the 2016 calendar year, including awards granted under the 2016 Plan and cash fees paid by us to such non-employee director, will not exceed (i) $375,000 in total value or (ii) in the event such non-employee director is first appointed or elected to our board of directors during such calendar year, $783,000 in total value, in each case calculating the value of any awards granted under the 2016 Plan based on the grant date fair value of such awards for financial reporting purposes. However, the board of directors may make exceptions to the applicable limit for individual non-employee directors in extraordinary circumstances (for example, to compensate such individual for interim service in the capacity of an officer of the Company), as the board of directors may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
Administration.   Our board of directors, or a duly authorized committee thereof, has the authority to administer the 2016 Plan. Our board of directors has delegated authority to administer the 2016 Plan to our Compensation Committee. Subject to the terms of the 2016 Plan, our board of directors or our Compensation Committee, each (as applicable) referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.
The plan administrator has the authority to modify outstanding awards under our 2016 Plan. Subject to the terms of our 2016 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.
Stock Options.   ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for a stock option, within the terms and conditions of the 2016 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2016 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the 2016 Plan, up to a maximum of 10 years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause. In no event may an option be exercised beyond the expiration of its term.
Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.
Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. An optionholder may designate a beneficiary, however, who may exercise the option following the optionholder’s death.
Tax Limitations on Incentive Stock Options.   The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.
Restricted Stock Awards.   Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. Restricted stock awards may be granted in consideration for (1) cash, check, bank draft or money order, (2) services rendered to us or our affiliates, or (3) any other form of legal consideration. Common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator. Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Restricted Stock Unit Awards.   Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.
Stock Appreciation Rights.   Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the strike price for a stock appreciation unit, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation unit, we will pay the participant an amount equal to the product of  (1) the excess of the per share fair market value of our common stock on the date of exercise over the strike price, multiplied by (2) the number of shares of common stock with respect to which the stock appreciation unit is exercised. A stock appreciation unit granted under the 2016 Plan vests at the rate specified in the stock appreciation grant agreement as determined by the plan administrator.
The plan administrator determines the term of stock appreciation rights granted under the 2016 Plan, up to a maximum of ten years. Unless the terms of a participant’s stock appreciation right agreement provide otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The stock appreciation right term may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant or a beneficiary may generally exercise any vested stock appreciation right for a period of 12 months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.
Performance Awards.   The 2016 Plan permits the grant of performance-based stock awards.
A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by our board of directors or Compensation Committee. In addition, to the extent permitted by applicable law and the performance stock award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.
In granting a performance award, our Compensation Committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals, will be measured. Our Compensation Committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the 2016 Plan and described below. As soon as administratively practicable following the end of the performance period, our Compensation Committee will determine the degree to which the performance goals have been satisfied.
Performance goals under the 2016 Plan will be based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) earnings before interest, taxes, depreciation, amortization and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (8) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (9) total shareholder return; (10) return on equity or average shareholder’s equity; (11) return on assets, investment, or capital employed; (12) stock price; (13) margin (including gross margin); (14) income (before or after taxes); (15) operating income; (16) operating income after taxes; (17) pre-tax profit; (18) operating cash flow; (19) sales or revenue targets; (20) increases in revenue or product revenue; (21) expenses and cost reduction goals; (22) improvement in or attainment of working capital levels; (23) economic value added (or an equivalent metric); (24) market share; (25) cash flow; (26) cash flow per share; (27) cash balance; (28) cash burn; (29) cash collections; (30) share price performance; (31) debt reduction; (32) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (33) shareholders’ equity; (34) capital expenditures; (35) debt levels;

(36) operating profit or net operating profit; (37) workforce diversity; (38) growth of net income or operating income; (39) billings; (40) bookings; (41) employee retention; (42) initiation of studies by specific dates; (43) budget management; (44) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (45) regulatory milestones; (46) progress of internal research or development programs; (47) acquisition of new customers; (48) customer retention and/or repeat order rate; (49) improvements in sample and test processing times; (50) progress of partnered programs; (51) partner satisfaction; (52) timely completion of clinical trials; (53) submission of 510(k)s or pre-market approvals and other regulatory achievements; (54) milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing; (55) expansion of sales in additional geographies or markets; (56) research progress, including the development of programs; (57) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (58) other measures of performance selected by the plan administrator.
Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The plan administrator is authorized in its sole discretion to adjust or modify the calculation of a performance goal in order to prevent the dilution or enlargement of the rights of participants upon any circumstances deemed relevant. Specifically, the plan administrator is authorized to make adjustments in the method of calculating attainment of performance goals as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; and (iii) to exclude the effect of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the plan administrator is authorized to make adjustments in the method of calculating attainment of performance goals as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments determined by the plan administrator.
Other Stock Awards.   The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.
Changes to Capital Structure.   In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (a) the class and maximum number of shares reserved for issuance under the 2016 Plan, (b) the class and maximum number of shares by which the share reserve may increase automatically each year, (c) the class and maximum number of shares that may be issued upon the exercise of ISOs, and (d) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.
Corporate Transactions.   In the event of certain specified significant corporate transactions, the plan administrator has the discretion to take any of the following actions with respect to stock awards:
•
arrange for the assumption, continuation or substitution of a stock award by a surviving or acquiring entity or parent company;

•
arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company;

•
accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction;

•
arrange for the lapse of any reacquisition or repurchase right held by us;

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cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our plan administrator may deem appropriate; or

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make a payment equal to the excess of  (a) the value of the property the participant would have received upon exercise of the stock award over (b) the exercise price otherwise payable in connection with the stock award.

Our plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.
Under the 2016 Plan, a corporate transaction is generally the consummation of  (i) a sale or other disposition of all or substantially all of our consolidated assets, (ii) a sale or other disposition of at least 50% of our outstanding securities, (iii) a merger, consolidation or similar transaction following which we are not the surviving corporation, or (iv) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to such transaction are converted or exchanged into other property by virtue of the transaction.
Change of Control.   The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the 2016 Plan, a change of control is generally (i) the acquisition by a person or entity of more than 50% of our combined voting power other than by merger, consolidation or similar transaction; (ii) a consummated merger, consolidation or similar transaction immediately after which our shareholders cease to own more than 50% of the combined voting power of the surviving entity; (iii) a consummated sale, lease or exclusive license or other disposition of all or substantially of our consolidated assets; (iv) a complete dissolution or liquidation; or (v) when a majority of the board of directors becomes comprised of individuals whose nomination, appointment, or election was not approved by a majority of the board of directors members or their approved successors.
Amendment and Termination.   Our board of directors has the authority to amend, suspend, or terminate our 2016 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date our board of directors adopted our 2016 Plan.
U.S. Federal Income Tax Consequences
The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2016 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2016 Plan. The 2016 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.
Incentive Stock Options
The 2016 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Stock Awards
Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Stock Unit Awards
Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.
Stock Appreciation Rights
Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Section 162(m).   Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to the covered employee exceeds $1,000,000. The Tax Cuts and Jobs Act of 2017 generally eliminated the ability to deduct compensation qualifying for the “performance-based compensation” exception under Section 162(m) for tax years commencing after December 31, 2017, and as such, awards granted after December 31, 2017 will not qualify for the “performance-based compensation” exception.
New Plan Benefits
2016 Plan
Name and position(1)	Number of shares
Paul C. Grint, M.D., Chief Executive Officer	—
Steve R. Martin, Chief Financial Officer	—
All current executive officers as a group	—
All current directors who are not executive officers as a group	—
All employees, including all current officers who are not executive officers, as a group	—

(1)
No future awards that may be made under the 2016 Plan are currently determinable, as there are no guaranteed or contractually required awards. Future grants are subject to approval of our Board or the applicable committee.

2016 Plan Benefits
The following table sets forth, for each of the individuals and groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2016 Plan through December 31, 2018:
2016 Plan
Name and position	Number of shares
Paul. C. Grint, M.D., Chief Executive Officer	476,809
Steve R. Martin, Chief Financial Officer	165,119
All current executive officers as a group	641,928
All current directors who are not executive officers as a group	—
Each associate of any director or executive officer	—
Each other person who received or is to receive 5% of rights under the 2016 Plan	—
All employees, including all current officers who are not executive officers, as a group	437,131

(1)
See footnote 2 under the New Plan Benefits table above.

Equity Compensation Plan Information
The following table provides information as of December 31, 2018 with respect to our equity compensation plans:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	1,150,065	$3.08	446,226
Equity compensation plans not approved by security holders(2)	4,210	$100.00	—
Total	1,154,275	$103.08	446,226

(1)
The 2009 Plan, 2013 Plan and 2016 Plan.

(2)
The 2012 Plan.

Proposal No. 5

Approval of Possible Adjournment of the Special Meeting
If AmpliPhi fails to receive a sufficient number of votes to approve Proposal Nos. 1, 2, 3 and 4, AmpliPhi may propose to adjourn the Special Meeting, for a period of not more than 60 days, for the purpose of soliciting additional proxies to approve Proposal Nos. 1, 2, 3 and/or 4, as needed. AmpliPhi currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal Nos. 1, 2, 3 and 4. If a quorum is present, the affirmative vote of the majority of votes properly cast on the proposal (including “abstentions” but not “broker non-votes” as votes cast) is required to approve the adjournment of the Special Meeting for the purpose of soliciting additional proxies to approve Proposal Nos. 1, 2, 3 and 4.
THE AMPLIPHI BOARD OF DIRECTORS RECOMMENDS THAT THE AMPLIPHI SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1, 2, 3 AND 4. PROPOSAL NO. 1 IS CONDITIONED UPON THE APPROVAL OF PROPOSAL NOS. 1, 2, 3 AND 4; THEREFORE, THE APPROVAL OF EACH SUCH PROPOSAL IS REQUIRED TO CONSUMMATE THE MERGER UNLESS THE PARTIES AGREE TO WAIVE SUCH CONDITION.

AMPLIPHI BUSINESS
In addition to the information set forth below, please refer to the AmpliPhi 10-K and the other documents filed with the SEC and incorporated by reference into this proxy statement for additional information regarding our business.
Overview
We are a clinical-stage biotechnology company focused on precisely targeted bacteriophage therapeutics for patients with serious and life-threatening antibiotic-resistant bacterial infections. Phages have a powerful and highly selective mechanism of action that enables them to bind to and kill specific bacteria. We believe that phages represent a promising means to treat bacterial infections, especially those that have developed resistance to current therapies, including the so-called multi-drug-resistant or “superbug” strains of bacteria. We are a leading developer of bacteriophage therapeutics. We are combining our expertise in the manufacture of drug-quality bacteriophages and our proprietary approach and expertise in identifying, characterizing and developing naturally occurring bacteriophages to develop state-of-the-art therapeutics. We are developing bacteriophage products to combat multi- or pan-drug-resistant bacterial pathogens, leveraging advances in sequencing and molecular biology. We have developed certain bacteriophage combinations that we believe maximize efficacy and minimize development of resistance. We currently have two product candidates in clinical development, AB-SA01 and AB-PA01 for the treatment of S. aureus infections, including methicillin-resistant S. aureus, or MRSA, and P. aeruginosa infections, respectively. Based on funding availability, we would develop both product candidates for the treatment of serious or life-threatening, multi-drug resistant infections.
We believe our bacteriophage technology may have unique application in the area of targeted medicine, and in May 2017, we initiated a new strategic emphasis on targeted therapies for serious or life-threatening antibiotic-resistant infections. In particular, we believe our bacteriophage technology can be used to develop precisely targeted therapies for patients who suffer from serious or life-threatening antibiotic-resistant bacterial infections and who have limited or no other satisfactory treatment options. Moreover, we believe our ability to target bacteriophage therapies for antibiotic-resistant infections, combined with the ability of bacteriophage to disrupt biofilm and having the potential to re-sensitize drug-resistant populations to antibiotics, represents what could be a powerful tool against the growing global challenge of antibiotic-resistant infections.
Under existing single-patient expanded access guidelines (also referred to as “compassionate use”), established by the regulatory agencies, we have provided targeted phage therapies to patients suffering from severe antibiotic-resistant infections who have failed prior antibiotic therapies. We believe this strategic approach not only provides potential benefit to patients who have few or no other acceptable therapeutic options, but also generates the clinical and microbiological data from these cases that we expect to support the potential validation of the clinical utility of phage therapy, identify the most promising indications for further clinical development of our AB-SA01 and AB-PA01 product candidates for S. aureus and P. aeruginosa, define optimal treatment regimens, and inform our discussions with the U.S. Food and Drug Administration, or FDA, and other regulatory agencies on defining a potential path to market approval. We are initially making targeted phage therapies available under the appropriate regulatory expanded access guidelines in the United States and in Australia, where we collaborate with select leading hospitals and key infectious disease physician opinion leaders to identify eligible patients. We believe that the United States and Australia have favorable regulatory frameworks and clinical expertise with respect to treating patients under single-patient expanded access guidelines.
In September 2018, we announced that we had received the official minutes from our August 2018 Type B Pre-IND meeting with the FDA regarding our proposed clinical development of AB-SA01 for the treatment of S. aureus bacteremia infections as well as patients with a hip or knee prosthetic joint infection due to S. aureus. The FDA expressed general agreement with our proposed clinical trial designs and, based on the current FDA feedback, no additional clinical or nonclinical data are required to proceed with two proposed randomized clinical trials. The first such clinical trial would be a Phase 1/2 randomized, controlled clinical trial to evaluate the safety and efficacy of AB-SA01, administered intravenously with the best available antibiotic therapy, compared to placebo plus best available antibiotic therapy, in approximately

100 patients with S. aureus bacteremia. The second such clinical trial would be a Phase 1/2 randomized, controlled clinical trial to evaluate the safety and efficacy of AB-SA01, administered by intra-articular injection and then intravenously with the best available antibiotic therapy, compared to placebo plus the best available antibiotic therapy, in approximately 100 patients with a hip or knee prosthetic joint infection due to S. aureus as an adjunct to surgical treatment. We expect that we would produce our proprietary bacteriophage therapeutics for these clinical trials at our wholly owned manufacturing facility, which is good manufacturing practices (GMP) certified by the governmental authorities in the jurisdiction in which it operates. We believe our GMP-facility has the capacity to produce our proprietary bacteriophage therapeutics for these clinical trials through a potential filing of a biologics license application and potential approval.
In September 2018, we also received positive feedback from the FDA regarding our clinical development plans for AB-PA01 for the treatment of P. aeruginosa infections. Resistant P. aeruginosa is designated as ‘Priority 1: Critical’ pathogen on the World Health Organization’s Priority Pathogens List and as ‘Serious Threat’ by the U.S. Centers for Disease Control and Prevention. The FDA expressed general agreement with our proposed clinical trial designs and, based on the current FDA feedback, no additional clinical or nonclinical data are required to proceed with two proposed randomized clinical trials. The first such clinical trial would be a Phase 1/2 randomized, controlled clinical trial to evaluate the safety and efficacy of AB-PA01, administered intravenously with the best available antibiotic therapy, compared to placebo plus best available antibiotic therapy, in approximately 100 patients with hospital-acquired and ventilator-associated pneumonia due to P. aeruginosa. The second clinical trial would be a Phase 1/2 randomized, controlled clinical trial to evaluate the safety and efficacy of AB-PA01, administered intravenously with the best available antibiotic therapy, compared to placebo plus best available antibiotic therapy, in approximately 100 patients with P. aeruginosa bacteremia.
In addition, in September 2018 we provided updated topline clinical results for our ongoing single-patient expanded access program. 84% of patients achieved treatment success (physician’s assessment) at the end of bacteriophage therapy, defined as complete resolution or significant improvement of baseline signs and symptoms. We have now received clinical outcome results for 21 of the patients provided with our investigational bacteriophage therapeutics, across seven hospitals, and with serious or life-threatening infections not responding to antibiotic therapy.

C3J BUSINESS
Overview
C3J is a clinical-stage biotechnology company focused on the discovery and development of novel, targeted antimicrobials using its proprietary synthetic bacteriophage (phage) platform, or Synthetic Phage Platform, and its specifically targeted antimicrobial peptide, or STAMP, platform. Natural or wild type phages have a powerful and highly selective mechanism of action that enables them to bind to and destroy specific bacteria. The use of synthetic biology tools enables C3J to engineer natural phage in ways that further improve their antimicrobial activity making them highly effective weapons in the fight against various multidrug-resistant bacterial infections. C3J’s lead product candidate derived from the Synthetic Phage Platform is a synthetic phage for P. aeruginosa for the treatment of respiratory infections (including hospital-, ventilator- and healthcare-associated pneumonia; as well as cystic fibrosis) and other infections. C3J anticipates advancing the P. aeruginosa synthetic phage into the clinic in 2019. Further, C3J believes that successful development of a synthetic phage targeting S. aureus would increase the number of treatable patients with, and market for the treatment of, respiratory and other infections. C3J’s pipeline also includes a program partnered with a U.S.-based multinational pharmaceutical company to develop synthetic phage against pathogens responsible for a large market indication. In addition to these more advanced programs, C3J has additional efforts to target other major pathogens of infectious disease (including ESKAPE pathogens) and preventable disease of the microbiome, with its platform technologies, collectively referred to herein as Synthetic Phage Product Candidates and STAMPs. C3J is also developing a synthetic phage targeting S. mutans using C16G2, a STAMP with specificity for S. mutans.
The following chart summarizes the status of C3J’s product candidate development programs:
The Need for New Anti-Infective Therapies
The rapid and continuous emergence of multi-drug-resistant bacteria has become a global crisis. The dramatic rise in multi-drug-resistant bacteria and the lack of new antibiotics in the pipeline has prompted calls to action from many of the world’s major health bodies such as The Centers for Disease Control and Prevention, or the CDC, and the World Health Organization, or the WHO, who warn of an “antibiotic cliff” and a “post-antibiotic era.” In 2009, the European Antimicrobial Resistance Surveillance System concluded that “the loss of effective antimicrobial therapy increasingly threatens the delivery of crucial health services in hospitals and in the community.” This conclusion was reinforced by The Antimicrobial Availability Task Force of the Infectious Diseases Society of America and the European Centre for Disease Prevention and Control in conjunction with the European Medicine Agency.
Despite this crisis, the number of novel anti-infective therapies currently in development is at historically-low levels. The CDC estimates that more than two million people in the United States acquire an antibiotic-resistant infection each year and more than 23,000 of these prove fatal. In a report filed in September 2016, a Reuters analysis found that nationwide, drug-resistant infections were mentioned as contributing or causing the death of more than 180,000 people. According to a report commissioned by the U.K. government and published in May 2016, it is estimated that 700,000 people die yearly from drug-resistant infections worldwide and by 2050 that number could reach 10 million. It is estimated that

50% of hospital-acquired infections are resistant to first-line anti-infective therapies. The cumulative annual cost for treating resistant bacterial infections in the United States alone is estimated to be $20 billion, and it is further estimated that by 2050 the cumulative annual cost to global economic output could reach $100 trillion. C3J therefore believes there is a pressing need to find alternative antibacterial therapies.
Anti-Infective Therapeutics Market
The market opportunity for antibiotics is large, with the market estimated to reach $44.7 billion in annual sales globally in 2020. Almost one in every five deaths worldwide occurs as a result of infection and, according to the WHO, many bacterial infections will become difficult or impossible to cure as the efficacy of current antibiotic drugs wanes. Despite the advances in antimicrobial and vaccine development, infectious diseases still remain as the third-leading cause of death in the United States and the second-leading cause of death worldwide.
The number of new antibiotics approved by the U.S. Food and Drug Administration, or FDA, and other global regulatory authorities has declined consistently over the last two decades. According to the PEW Charitable Trusts report, as of March 2017 there were an estimated 41 new antibiotics in clinical development for the U.S. market. Historically, the success rate from Phase 1 to marketing approval is only one in five for infectious disease products. C3J therefore believes there is a need for new approaches to treat serious bacterial infections. Hospital-acquired (nosocomial) infections are a major healthcare problem throughout the world, affecting developed countries as well as resource-poor countries. The WHO reports that hospital-acquired infections are among the major causes of death and increased morbidity among hospitalized patients and estimates that more than 1.4 million people per year worldwide suffer from infectious complications from a hospital stay.
In 2016, the CDC reported that in the United States, approximately 4% of all patients admitted to a hospital will be affected by a hospital-acquired infection during their stay, typically requiring extended stays and additional care. The Cystic Fibrosis Foundation estimates that P. aeruginosa accounts for 10% of all hospital-acquired infections.
Compounding the above situations is the alarming and continuing rise in the prevalence of multi-drug-resistant bacterial infections. This, coupled with the lack of new antibiotics in current discovery and development pipelines, has generated a significant clinical management problem worldwide, leading to increases in morbidity and mortality due to these antibiotic-resistant bacteria as well as increases in healthcare costs.
Anti-Infective Treatments with Bacteriophages
Background
Bacteriophage therapy has the potential to be an alternative method of treating bacterial infection. Phages, among the most abundant life form on Earth, are natural predators of bacteria. The name “bacteriophage” translates as “eaters of bacteria” and reflects the fact that as they grow, phages kill the bacterial host by multiplying inside and then bursting through the cell membrane in order to release the next generation of phages. Phages can differ substantially in morphology and each phage is active against a specific range of a given bacterial species. Phages were first discovered in 1915 at the Institut Pasteur and were shown to kill bacteria taken from patients suffering from dysentery. Furthermore, it was noted that phage numbers rose as patients recovered from infection, suggesting a direct association.

Life Cycle of a Bacteriophage
Until the discovery of effective antibiotics, phages were used as an effective means of combating bacterial infection. When broad-spectrum antibiotics came into common use in the early 1940s, the use of phages to combat bacterial disease fell out of favor, with antibiotics being seen for many years as the superior treatment. This attitude persisted until the development of the wide-ranging, and in some cases total, resistance to antibiotics seen within the last 10 years.
Phages have the potential to provide both an alternative to, and a synergistic approach with, antibiotic therapy. Since they use different mechanisms of action, phages are unaffected by resistance to conventional antibiotics. Phages containing certain enzymes also have the ability to disrupt bacterial biofilms, which can increase the effect of chemical antibiotics when used in combination with them.
C3J Platform Technologies
Synthetic Phage Platform and Synthetic Phage Product Candidates
In February 2018, C3J acquired its Synthetic Phage Platform from Synthetic Genomics, Inc., which such transaction is referred to herein as the Synthetic Phage Platform Acquisition. In connection with the Synthetic Phage Platform Acquisition, C3J assumed, from Synthetic Genomics, a partnership program with a U.S.-based global pharmaceutical company. C3J also acquired one of its lead synthetic phage product candidates for P. aeruginosa respiratory infections as part of the Synthetic Phage Platform Acquisition.
C3J’s Synthetic Phage Platform is a proprietary synthetic bacteriophage platform for the treatment of various multi-drug-resistant bacterial infections. Bacteriophages are the most abundant life form on earth and are natural predators of bacteria. Bacteriophages can exist in harmony with their prey; however, can be specifically engineered to enhance their killing ability. The abundance of bacteriophages and their ability to proliferate means potentially low manufacturing expenses to produce phage as therapeutics.

The following charts summarize C3J’s Synthetic Phage Platform.
Phage Discovery and Phenotyping. C3J scientists actively hunt phage from a variety of natural habitats and clinical samples. C3J’s large library of multi-drug-resistant pathogens (e.g. ESKAPE pathogens) and microbiome targets aids in identification of the optimal phage chassis for downstream engineering.
Bioinformatics Powers Engineering. In partnership with Synthetic Genomics, C3J employs next-generation sequencing, and a proprietary sequencing database and software, for analysis of phage.
Engineering Phage to Confer Desirable Properties. C3J’s team of molecular biologists engineer desirable phenotypes to phage that enable wide host range, payload expression, biofilm degradation, resistance prevention, and bioactive peptide display.
Formulation and GMP Production C3J’s 35,000 sq.ft. facility is equipped with GMP manufacturing suites that enable phage production, purification, and product release.
As illustrated above, development of synthetic phage products that target a specific pathogen begins with the isolation of phage from environmental and clinical samples. Isolated phage are screened against C3J’s large library of ESKAPE pathogens and microbiome targets to identify optimal phage chassis suitable for downstream engineering. Engineering efforts begin with sequencing of the phage genome using next-generation sequencing technology and bioinformatic analysis performed in partnership with Synthetic Genomics. The genome and bioinformatic information elucidate phage identity and genome structure which is used by C3J’s team of molecular biologists to engineer desirable phenotypes and improve phage pharmacology.
Synthetic phage are examined in preclinical studies to determine pharmacological and toxicological parameters that can be used to determine clinical dosing rationale.

Proprietary STAMP Platform and C16G2
Proprietary STAMP Platform
STAMPs are designed by first identifying targeting domains in bacterial genomes using genomic mining techniques. An antimicrobial peptide is then linked to the targeting domain, directing the antimicrobial activity to a specific pathogen or group of pathogens of choice within a microbial community. The platform technology allows the STAMP to effectively re-engineer the microbiota by selectively killing the targeted pathogen while sparing the remaining healthy microorganisms within the indigenous microflora. In contrast to this targeted approach, broad-spectrum antibiotics indiscriminately kill both beneficial and pathogenic bacteria. Treatment with STAMPs results in biofilm communities that remain intact and “healthier” after treatment, serving as a barrier to prevent reinfection. A STAMP platform proof-of-concept has been demonstrated with C16G2 advancing to human clinical trials.
C16G2 and Synthetic Phage Targeting S. mutans
C3J’s most advanced molecule from its proprietary STAMP Platform is referred to as C16G2. Administered as a topical product, C16G2 targets S. mutans, recognized as the major causative agent of dental caries (tooth decay/cavities). The market potential for C16G2 is substantial. There is currently no product that eliminates S. mutans effectively; professional dental cleanings and certain broad-spectrum oral rinses only temporarily lower levels of S. mutans, but do so indiscriminately, thereby impacting the normal healthy flora and oral microbiome. Tooth decay and its prevention is the primary reason people routinely visit the dentist. The U.S. Surgeon General has called dental caries an epidemic, and in fact, dental caries are the most chronic childhood disease; five times more common than asthma, the second most chronic childhood disease in the United States. Prevalence reaches approximately 80% by age 17, and according to WHO, 60 – 90% of school children and nearly 100% of adults have dental caries worldwide. Annual U.S. expenditures on oral health exceed $100 billion, with more than half caries-related.
The C16G2 peptide consists of two functional regions: a S. mutans-selective ‘targeting region’ comprised of a fragment of the S. mutans competence stimulating peptide; and a broad-spectrum antimicrobial peptide. C3J’s research has shown that C16G2 is bactericidal via a membrane disruption mechanism similar to other antimicrobial peptides. The speed of C16G2’s bactericidal activity against S. mutans confers its antimicrobial specificity and provides for convenient administration by routes currently employed in dental practices. C16G2 is also bactericidal against early-stage and mature S. mutans biofilms and demonstrates selectivity for S. mutans in planktonic and biofilm-associated mixed culture systems. In vitro protective colonization is a distinguishing feature of the C16G2 drug candidate. For instance, multi-species biofilms from which S. mutans has been eliminated by C16G2 resist re-colonization by S. mutans, thus demonstrating the distinguishing feature of this drug candidate. This product profile of C16G2 supports the rationale for it to be administered as a topical oral product to selectively kill S. mutans while not affecting the other species in the oral microbiome.
C16G2 has been investigated in several clinical trials, including Phase 2 clinical trials under an Investigational New Drug, or IND, application. Studies conducted to date have demonstrated an acceptable safety and tolerability profile of the drug while demonstrating a selective reduction of S. mutans in the oral cavity. Given the length and cost of pursuing a large Phase 2 trial or a pivotal Phase 3 trial, C3J elected not to proceed, and instead seek alternatives to lower STAMP cost of goods.
One such promising alternative is a synthetic phage targeting S. mutans. C3J’s ability to manufacture phage in-house dramatically lowers the cost of goods compared to a STAMP. C3J has acquired the rights to use, for research and development purposes, a natural S. mutans phage. If the phage proves suitable for engineering, C3J plans to produce a synthetic phage engineered with C16G2. It is possible that delivering such a synthetic phage will reduce the number of doses required to substantially eliminate S. mutans. C3J’s prior efforts developing formulations for C16G2 positions it well to develop effective and convenient product candidates that serve a number of market segments, including the pediatric, adolescents, professionally-applied, and at-home application market segments. C3J plans to seek partners to continue clinical testing of C16G2-expressed in a synthetic phage.
To complement C16G2, C3J has also developed a polymerase chain-reaction, or PCR, based diagnostic assay. This assay has been extensively used during the course of C3J’s C16G2 clinical program to provide data on the antimicrobial efficacy of C16G2 against S. mutans and will aid in the diagnosis of subjects’ S. mutans levels for entrance to therapy and monitoring the effect of treatment.
Market Opportunity for Treatment of Dental Caries
In the United States, there are approximately 20 million children ages 6 – 18 with uncontrolled dental caries, as evidenced by prior caries. A significant proportion of these children are Medicaid and Children’s Health Insurance Program (CHIP) eligible, and it is noteworthy that children below the Federal Poverty Level have three times the amount of decay. There is a great opportunity for market expansion by identifying individuals who are at risk by microbiological assessment. C3J has been developing a lab-based test based on PCR technology to identify those people with high S. mutans levels. C3J believes the addressable market can be increased by targeting the very young with varnish, as well as adults, and people with dry mouth. Similarly, C3J believes the opportunity is significant in the rest of the world. Germany, Italy, and France are the world’s 3rd, 4th and 5th largest dental markets, respectively, and the EU is expected to spend approximately 93 billion Euros by 2020, exceeding the costs of cancer, heart disease, stroke, and dementia. Brazil, the largest dental market among the emerging countries, has the highest number of practicing dentists in the world — more than 260,000. In China, professional products continue to outpace the larger consumer market, with annual market growth exceeding 20%. Smaller countries such as Australia, with a population of approximately 25 million, spend more than $9 billion on oral health annually, with dental caries a leading cause of burden among children.
Opportunities for Other Infections
C3J can also use the STAMP technology to identify peptides that may have therapeutic value in certain medical applications outside of oral healthcare, where modification of the ecology of the biofilm is important. Such disease areas are normally affected by the overuse of broad-spectrum antibiotics. In some cases, antibiotic resistance and recurrence of disease (in more serious forms) can result. This is an area of therapeutic intervention where narrow spectrum antibiotics, which can be produced using the STAMP platform, could have advantages (i.e. killing one specific pathogen and leaving the remainder of the healthy microbiome intact).
Preclinical and Clinical Development Programs
Synthetic Phage Product Candidates
Synthetic phage product candidate for P. aeruginosa respiratory infections
Preclinical Studies.   C3J has isolated, sequenced and characterized a library of phage to identify a candidate phage targeting P. aeruginosa. C3J has selected several chassis and has engaged in several preclinical studies to establish a respiratory infection model, and to test synthetic phage product candidates targeting P. aeruginosa to determine their pharmacological parameters. C3J plans to complete these studies during the first half of 2019 to present to the FDA.

Clinical Studies.   C3J plans to initiate a Phase 1b study of P. aeruginosa synthetic phage for respiratory infections in the second half of 2019, in subjects with lung infections. However, the commencement of Phase 1b clinical trials is subject to approval by the FDA and acceptance of the IND application for the drug candidate.
Synthetic phage product candidate for S. mutans for dental caries
Preclinical Development.   C3J has identified several natural phages with promising antimicrobial activity against S. mutans. C3J has evaluated these natural phages to determine suitability for engineering, and engineering efforts have initiated with a candidate phage. Using its Synthetic Phage Platform, C3J plans to engineer natural S. mutans phage to express C16G2, a peptide that specifically targets S. mutans. C3J may also consider engineering additional antimicrobial elements to improve the overall pharmacology of the synthetic phage candidate.
C3J has extensive experience conducting dental clinical trials with microbiological endpoints and anticipates the ability to efficiently conduct clinical evaluation of a S. mutans-targeted synthetic phage after discussions with the FDA. Clinical work with S. mutans synthetic phage will likely initiate using microbiological endpoints to determine antimicrobial activity in the oral cavity.
Synthetic phage product candidates for other ESKAPE pathogens
C3J has also isolated phage targeting ESKAPE pathogens that are currently being evaluated for engineering suitability.
STAMP Platform
C16G2 in Dental Caries
Results of Phase 2 Clinical Trials.    The C16G2 dental product candidate has been investigated in several clinical trials, including Phase 2 clinical trials in the United States under an IND application. These studies enabled the drug to be tested in a number of different formulations and dosing regimens. The studies have demonstrated an acceptable safety and tolerability profile of the drug while demonstrating a selective reduction of S. mutans in the oral cavity.
Although C16G2 delivered in a gel, and as a varnish and tooth strip combination, showed promise, too few subjects demonstrated durable suppression of S. mutans to advance to a Phase 3 caries endpoint trial. Given the length and cost of pursuing a large Phase 2 trial or a pivotal Phase 3 trial, C3J elected not to proceed, and to instead seek alternatives to lower STAMP cost of goods such as synthetic phage.
Collaborations and Licenses
UCLA Agreement
C3J was granted an exclusive license to its proprietary STAMP platform pursuant to the terms of an exclusive license agreement, dated April 24, 2007, as amended from time to time, or the UCLA Agreement, with The Regents of the University of California, or UCLA, including rights to develop and commercialize any products developed using the STAMP platform. In exchange for the exclusive license, UCLA was entitled to receive from C3J an upfront payment, and is entitled to receive, for the term of the UCLA Agreement, milestone payments tied to the achievement of product development and regulatory milestones, and royalty payments based on net sales of products developed using the STAMP platform, subject to certain reductions. C3J must diligently proceed with the development, manufacture and sale of the products developed using the STAMP platform. Unless earlier terminated pursuant to other provisions of the UCLA Agreement, the UCLA Agreement will be effective for the life of the last-to-expire patent related to the STAMP platform, or until the last patent application licensed under the UCLA Agreement is abandoned, provided that no licensed patent is issued.
Research Collaboration and Option to License Agreement
In connection with the Synthetic Phage Platform Acquisition, C3J assumed from Synthetic Genomics its rights in a Research Collaboration and Option to License Agreement, dated May 24, 2017, or the

Research and Option Agreement, with a U.S.-based multinational pharmaceutical company, or Pharma Co. Pursuant to the terms of the Research and Option Agreement, the parties engaged in research of engineered phage, or a combination of two or more engineered phages, that infect specific bacteria, pursuant to the criteria set forth in the research plan. The parties intend for the phage to be engineered for a wide host range, expressing anti-biofilm and antimicrobial payloads.
C3J granted to Pharma Co. an exclusive, worldwide license (even as to C3J) in its patent rights, and its interest in any joint patent rights, with the right to grant and authorize sublicenses, for any and all uses of any product candidates, or products, developed through the research plans set forth in the Research and Option Agreement in a specific field of use. Further, C3J granted to Pharma Co. an exclusive, worldwide license, with the right to grant and authorize sublicenses, in its background intellectual property and know-how, solely to make, have made, use, import, offer to sell and sell (but not genetically modify) the product candidates, or products, developed through the research plans set forth in the Research and Option Agreement in the specific field of use.
C3J will be entitled to milestone payments tied to the achievement of product development and regulatory milestones, and royalty payments based on net sales of products developed pursuant to the Research and Option Agreement.
Each party to the Research and Option Agreement is responsible for its costs and expenses in connection with the research program. Unless the Research and Option Agreement is terminated by Pharma Co., it will continue in full force and effect until one or more products developed thereunder has received marketing authorization and, thereafter, until expiration of all royalty obligations thereunder. Upon expiration of the Research and Option Agreement, Pharma Co.’s licenses pursuant to the Research and Option Agreement will become fully paid-up, perpetual licenses.
Competition
The development and commercialization of new drugs is highly competitive. C3J will face competition with respect to all product candidates C3J may develop or commercialize in the future from pharmaceutical and biotechnology companies worldwide. The key factors affecting the success of any approved product will be its efficacy, safety profile, drug interactions, method of administration, pricing, reimbursement and level of promotional activity relative to those of competing drugs.
The majority of phage companies are focused on aspects outside of human health such as agriculture, food, environmental, veterinary, biocontrol, manufacturing, and diagnostics. There are a handful of small biotechnology companies developing bacteriophage products to treat human diseases. Other than AmpliPhi’s ongoing clinical development, there are, to the knowledge of C3J, at least two corporate-sponsored clinical trials, sponsored by Pherecydes Pharma (burn wounds) and Intralytix (inflammatory bowel disease). To the knowledge of C3J, several biotechnology companies, including BiomX, iNtRON Bio (in collaboration with Roivant Sciences), PhageLux, Inc., EnBiotix, Inc., Fixed-Phage Ltd., Locus Biosciences, Inc., Phagomed Biopharma GmbH, Phi Therapeutics, Inc., TechnoPhage, SA, and LytPhage, Inc., as well as academic institutions, have earlier stage discovery programs utilizing naturally occurring phages or synthetic biology approaches. Locus Biosciences recently entered into a collaboration and license agreement with Johnson and Johnson Innovation LLC to develop engineered phage.
C3J’s bacteriophage programs may compete with or be synergistic with currently approved antibiotics, and experimental approaches such as novel antibiotics, antimicrobial peptides, antimicrobial vaccines, metals, antisense, monoclonal antibodies and possibly microbiome manipulation.
C3J’s potential competitors may also have substantially greater financial, technical, and personnel resources than C3J. In addition, many of these competitors may have significantly greater commercial infrastructures. C3J’s ability to compete successfully will depend largely on its ability to leverage its collective experience in drug discovery, development and commercialization to:
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discover and develop medicines that are differentiated from other products in the market,

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obtain patent and/or proprietary protection for C3J’s products and technologies;

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obtain required regulatory approvals;

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obtain a commercial partner;

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commercialize its drugs, if approved; and

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attract and retain high-quality research, development and commercial personnel.

Sales and Marketing
Because C3J is focused on discovery and development of its product candidates, it currently has no sales, marketing or distribution capabilities in order to commercialize any approved product candidates. If C3J’s product candidates are approved, C3J intends either to establish a sales and marketing organization with technical expertise and supporting distribution capabilities to commercialize its products, or to outsource this function to a third party.
Lease and Facilities
C3J leases a 35,453 square foot office, and research and development space, located in Marina del Rey, California. The ten-year lease commenced on January 1, 2012 and includes an option to extend the lease term for an additional ten years. The facility has microbiology laboratories dedicated to the discovery of novel targeted antimicrobials. Research and development capabilities are also in place for phage/peptide production and purification, as well as drug product formulation capabilities for oral, topical, luminal, and parenteral dosage forms for both phage and peptides. The facility is equipped with cGMP drug manufacturing suites (licensed by California Department of Public Health) enabling production, purification, and release of clinical trial material. C3J believes that its current facilities will adequately meet its needs in the near term.
Manufacturing
Although C3J’s facilities are capable of manufacturing its product candidates, C3J also currently relies, and may continue to rely on, third-party contract manufacturers for the manufacture of certain raw materials or other components of its product candidates that it may develop for clinical testing, as well as for commercialization.
Employees
As of January 15, 2019, C3J had 32 full-time employees and two full-time equivalent consultants and one part-time consultant. Of the 32 full-time employees, 24 employees were engaged in research and development activities and eight employees were engaged in finance, legal, human resources, facilities and general management. C3J does not have any collective bargaining agreements with its employees, has not experienced any work stoppages, and believes its relations with its employees are good.
Intellectual Property
C3J will be able to protect its technology and products from unauthorized use by third parties only to the extent it is covered by valid and enforceable patents or such knowledge is effectively maintained as trade secrets. Patents and other proprietary rights are thus an essential element of C3J’s business. C3J also relies on trade secrets, know-how, continuing technological innovation, existing exclusive licenses, and licensing opportunities to develop and maintain its competitive position.
C3J’s success will depend in part on its ability to obtain and maintain patent rights, exclusive licenses, and other proprietary protection for its current and future product candidates, technology and know-how, to operate without infringing on the proprietary rights of others, and to prevent others from infringing its proprietary rights. C3J seeks to protect its proprietary position by, among other methods, filing United States and foreign patent applications related to its proprietary technology, inventions and improvements that are important to the development of its business, and maintaining its exclusive licenses with key partners.
C3J owns or has exclusive rights to 15 United States and 24 foreign issued patents and allowed patent applications, and one United States, 14 foreign pending patent applications, and two pending PCT applications designating all countries, relating to its Synthetic Phage Platform and STAMP platform and its use in the development of C3J’s product candidates and products, including, without limitation, its

Synthetic Phage Product Candidates and C16G2. C3J’s current patent portfolio broadly covers the United States and other jurisdictions worldwide.
Issued and allowed United States patents that cover C3J’s Synthetic Phage Platform and STAMP platform will expire between 2019 and 2035, excluding any patent term extensions that might be available following the grant of marketing authorizations. Issued patents outside of the United States directed to C3J’s Synthetic Phage Platform and STAMP platform will expire between 2026 and 2029. C3J has pending patent applications for its Synthetic Phage Platform, STAMP platform, Synthetic Phage Product Candidates, and C16G2 that, if issued, would expire in the United States and in countries outside of the United States between 2031 and 2038, excluding any patent term adjustment that might be available following the grant of the patent and any patent term extensions that might be available following the grant of marketing authorizations.
Pursuant to the UCLA Agreement, UCLA granted C3J an exclusive license to certain patents and know-how relating to C3J’s STAMP platform. The UCLA Agreement imposes various diligence, milestone payment, royalty payment, insurance, indemnification, and other obligations on C3J.
C3J’s trademarks are protected under the common law and/or by registration in the United States and other countries. C3J seeks to protect its proprietary processes, in part, by confidentiality agreements and invention assignment agreements with its personnel, including consultants and commercial partners. These agreements are designed to protect C3J’s proprietary information.
Government Regulation and Product Approval
Government authorities in the United States, at the federal, state and local level, and other countries extensively regulate, among other things, the research, development, testing, manufacture, quality control, approval, labeling, packaging, storage, record-keeping, promotion, advertising, distribution, post-approval monitoring and reporting, marketing and export and import of products such as those C3J are developing.
United States Product Development Process
In the United States, the FDA regulates biological products under the Federal Food, Drug and Cosmetic Act, or FDCA, and the Public Health Service Act, or the PHS Act, and related regulations. Biological products are also subject to other federal, state and local statutes and regulations. The process of obtaining regulatory approvals and the subsequent compliance with appropriate federal, state, local and foreign statutes and regulations require the expenditure of substantial time and financial resources. Failure to comply with the applicable FDA requirements at any time during the product development process or approval process, or after approval, may subject an applicant to administrative or judicial sanctions. FDA sanctions could include refusal to approve pending applications, withdrawal of an approval, a clinical hold, warning letters, product recalls, product seizures, total or partial suspension of production or distribution injunctions, fines, refusals of government contracts, restitution, disgorgement or civil or criminal penalties. Any agency or judicial enforcement action could have a material adverse effect on C3J. The process required by the FDA before a biological product may be marketed in the United States generally includes the following:
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completion of preclinical laboratory tests, animal studies and formulation studies according to good laboratory practice requirements, or GLP, or other applicable regulations;

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submission to the FDA of an IND, which must be granted before human clinical trials may begin in the United States or internationally if submitting results to the FDA;

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performance of adequate and controlled human clinical trials according to the FDA’s regulations commonly referred to as good clinical practices, or GCPs, and any additional requirements for the protection of human research subjects and their health information, to establish the safety and efficacy of the proposed biological product for its intended use or uses;

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submission to the FDA of a Biologics License Application, or BLA, for a new biological product;

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satisfactory completion of an FDA pre-approval inspection of the manufacturing facility or facilities where the biological product is produced to assess compliance with the FDA’s cGMP regulations, to assure that the facilities, methods and controls are adequate to preserve the biological product’s identity, strength, quality and purity;

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potential FDA inspection of the nonclinical study sites and clinical trial sites that generated the data in support of the BLA; and

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FDA’s approval of the BLA which must occur before a biological product can be marketed or sold.

The lengthy process of seeking required approvals and the continuing need for compliance with applicable statutes and regulations require the expenditure of substantial resources even when approvals are inherently uncertain.
The strategies, nature, and technologies of STAMP and bacteriophage products are different from the conventional antibiotic therapy products. From the regulatory requirements established to ensure the safety, efficacy and quality of STAMP and bacteriophage preparations, there are several major points to consider during the development, manufacturing, characterization, preclinical study and clinical trial of STAMP and bacteriophage products. The major issues include:
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STAMP preparation design;

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phage preparation design (single agent versus phage mixes and wild-type phage versus genetically engineered phage);

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proof of concept in development of phage products;

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selectivity of bacteriophage replication and targeting to specific species of bacteria;

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relevant animal models in preclinical studies; and

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clinical safety and efficacy.

Before testing any compounds with potential therapeutic value in humans, the biological product candidate enters the preclinical testing stage. Preclinical tests include laboratory evaluations of product biology, toxicity and formulation, as well as animal studies to assess the potential safety and activity of the biological product candidate. The conduct of the preclinical tests must comply with federal regulations and requirements including, 21 CFR Part 58 (GLP). The sponsor must submit the results of the preclinical tests, together with manufacturing information, analytical data, any available clinical data or literature and a proposed clinical protocol, to the FDA as part of the IND. The IND automatically becomes effective 30 days after receipt by the FDA, unless the FDA places the IND on a clinical hold within that 30-day time period. In such a case, the IND sponsor and the FDA must resolve any outstanding concerns before the clinical trial can begin. The FDA may also impose clinical holds on a product candidate at any time before or during clinical trials due to safety concerns or non-compliance. Accordingly, C3J cannot be certain that submission of an IND will result in the FDA allowing clinical trials to begin, or that, once begun, issues will not arise that suspend or terminate such clinical trial.
Clinical trials involve the administration of the product candidate to healthy volunteers or patients under the supervision of qualified investigators, generally physicians not employed by the sponsor. Clinical trials are conducted under protocols detailing, among other things, the objectives of the clinical trial, dosing procedures, subject inclusion and exclusion criteria and the parameters to be used to monitor subject safety. Each protocol must be submitted to the FDA. Clinical trials must be conducted in accordance with GCP requirements. Further, each clinical trial must be reviewed and approved by an independent institutional review board, or IRB, or ethics committee if conducted outside of the United States, at or servicing each institution at which the clinical trial will be conducted. An IRB or ethics committee is charged with protecting the welfare and rights of trial participants and considers such items as whether the risks to individuals participating in the clinical trials are minimized and are reasonable in relation to anticipated benefits. The IRB or ethics committee also approves the informed consent form that must be provided to each clinical trial subject or his or her legal representative and must monitor the clinical trial until completed. C3J intends to use third-party Clinical Research Organizations, or CROs, to administer and conduct its planned clinical trials and will rely upon such CROs, as well as medical institutions, clinical investigators and consultants, to conduct its trials in accordance with its clinical protocols. The failure by any of such third parties to meet expected timelines, adhere to C3J protocols or meet regulatory standards could adversely impact the subject product development program and C3J remains legally responsible for compliance with applicable laws and regulations governing the conduct of these clinical trials.
Human clinical trials are typically conducted in three sequential phases that may overlap or be combined:
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Phase 1:   The product candidate is initially introduced into healthy human subjects and tested primarily for safety and dosage tolerance. Absorption, metabolism, distribution and excretion may also be tested.

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Phase 2:   The product candidate is evaluated in a limited patient population to identify possible adverse effects and safety risks, to preliminarily evaluate the efficacy of the product candidate for specific targeted diseases and to determine dosage tolerance, optimal dosage and dosing schedule.

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Phase 3:   Clinical trials are undertaken to further evaluate dosage, clinical efficacy and safety in an expanded patient population at geographically dispersed clinical trial sites.

These clinical trials are intended to establish the overall risk/benefit ratio of the product and provide an adequate basis for product labeling. Generally, two adequate and well-controlled Phase 3 clinical trials are required by the FDA and other regulatory authorities for approval of a marketing application.
Post-approval studies, or Phase 4 clinical trials, may be requested by the FDA as a condition of approval and are conducted after initial marketing approval. These studies are used to gain additional experience from the treatment of patients in the intended therapeutic indication.
Progress reports detailing the results of the clinical trials must be submitted annually to the FDA and written safety reports must be submitted to the FDA and the investigators for serious and unexpected adverse events or any finding from tests in laboratory animals that suggest that there may be a significant risk for human subjects. The FDA or the sponsor or, if used, its data safety monitoring board may suspend a clinical trial at any time on various grounds, including a finding that the research subjects or patients are being exposed to an unacceptable health risk. Similarly, an IRB or ethics committee can suspend or terminate approval of a clinical trial at its institution if the clinical trial is not being conducted in accordance with the IRB’s or ethics committee’s requirements or if the pharmaceutical product has been associated with unexpected serious harm to patients. Suspension of a clinical trial due to safety risks attributed to the investigational product will result in termination of the trial and possibly others that are underway.
Concurrently with clinical trials, companies usually complete additional animal studies and must also develop additional information about the physical characteristics of the product candidate as well as finalize a process for manufacturing the product candidate in commercial quantities in accordance with cGMP requirements. To help reduce the risk of the introduction of adventitious agents or other impurities with the use of biological products, the PHS Act emphasizes the importance of manufacturing control for products whose attributes cannot be precisely defined. The manufacturing process must be capable of consistently producing quality batches of the product candidate and, among other things, the sponsor must develop methods for testing the identity, strength, quality, potency, and purity of the final biological product. Additionally, appropriate packaging must be selected and tested, and stability studies must be conducted to demonstrate that the biological product candidate does not undergo unacceptable deterioration over its shelf life.
United States Review and Approval Processes
In order to obtain approval to market a biological product in the United States, a BLA that provides data establishing to the FDA’s satisfaction the safety and effectiveness of the investigational product candidate for the proposed indication must be submitted to the FDA. The application includes all data available from nonclinical studies and clinical trials, including negative or ambiguous results as well as positive findings, together with detailed information relating to the product’s manufacture and composition, and proposed labeling, among other things. The testing and approval processes require substantial time and effort and there can be no assurance that the FDA will accept the BLA for filing and, even if filed, that any approval will be granted on a timely basis, if at all.
Each BLA must be accompanied by a significant user fee. The FDA adjusts the user fees on an annual basis. Fee waivers or reductions are available in certain circumstances, including a waiver of the application fee for the first application filed by a small business. Additionally, no user fees are assessed on BLAs for products designated as orphan drugs, unless the product also includes a non-orphan indication. An orphan drug designation typically provides seven years of market exclusivity to the company that is first to obtain FDA marketing approval for the drug for the designated rare disease or condition. Additionally, the sponsor can benefit from certain financial incentives, including research and development tax credits. If the same drug has already been approved, the proposed drug needs to demonstrate clinical superiority to obtain orphan exclusivity for the same indication.
The FDA has 60 days from its receipt of a BLA to determine whether the application will be accepted for filing based on the agency’s threshold determination that the application is sufficiently complete to permit substantive review. The FDA may refuse to file any BLA that it deems incomplete or not properly reviewable at the time of submission and may request additional information. In this event, the BLA must be resubmitted with the additional information. The resubmitted application is also subject to review before the FDA accepts it for filing. After the BLA is accepted for filing, the FDA reviews it to determine, among other things, whether the proposed product is safe and effective for its intended use, has an acceptable purity profile, and whether the product is being manufactured in accordance with cGMP to assure and preserve the product’s identity, safety, strength, quality, potency, and purity. The FDA may refer applications for novel product candidates or those that present difficult questions of safety or efficacy to an advisory committee, typically a panel that includes clinicians and other experts, for review, evaluation and a recommendation as to whether the application should be approved and, if so, under what conditions. The FDA is not bound by the recommendations of an advisory committee, but it considers such recommendations carefully when making decisions. The FDA may ultimately decide that the BLA does not satisfy the criteria for approval. If a product receives regulatory approval, the approval may be significantly limited to specific diseases and dosages or the indications for use may otherwise be limited, which could restrict the commercial value of the product. Further, the FDA may require that certain contraindications, warnings or precautions be included in the product labeling.
Special FDA Expedited Review and Approval Programs
The FDA has various programs, including Fast Track designation, accelerated approval and priority review, that are intended to expedite the process for the development and FDA review of drugs that are intended for the treatment of serious or life-threatening diseases or conditions and demonstrate the potential to address unmet medical needs. The purpose of these programs is to provide important new drugs and biological products to patients earlier than under standard FDA review procedures.
To be eligible for a Fast Track designation, the FDA must determine, based on the request of a sponsor, that a product is intended to treat a serious or life-threatening disease or condition and demonstrates the potential to address an unmet medical need, or if the drug or biological product qualifies as a qualified infectious disease product under the Generating Antibiotic Incentives Now Act, or GAIN Act. The FDA will determine that a product will fill an unmet medical need if it will provide a therapy where none exists or provide a therapy that may be potentially superior to existing therapies based on efficacy or safety factors. C3J intends to request Fast Track designation for its product candidates if applicable.
Fast Track designation applies to the combination of the product and the specific indication for which it is being studied. The sponsor of a new drug or biological may request the FDA to designate the drug or biologic as a Fast Track product at any time during the clinical development of the product. Unique to a Fast Track product, the FDA may consider for review sections of the marketing application on a rolling basis before the complete application is submitted, if the sponsor provides a schedule for the submission of the sections of the application, the FDA agrees to accept sections of the application and determines that the schedule is acceptable, and the sponsor pays any required user fees upon submission of the first section of the application.

Any product submitted to the FDA for marketing, including under a Fast Track program, may be eligible for other types of FDA programs intended to expedite development and review, such as priority review and accelerated approval. Any product is eligible for priority review if it has the potential to provide safe and effective therapy where no satisfactory alternative therapy exists or is a significant improvement in the treatment, diagnosis or prevention of a disease compared to marketed products. The FDA will attempt to direct additional resources to the evaluation of an application for a new drug or biological product designated for priority review in an effort to facilitate the review. Additionally, a product may be eligible for accelerated approval. Drug or biological products studied for their safety and effectiveness in treating serious or life-threatening illnesses and that provide meaningful therapeutic benefit over existing treatments may receive accelerated approval, which means that they may be approved on the basis of adequate and well-controlled clinical trials establishing that the product has an effect on a surrogate endpoint that is reasonably likely to predict a clinical benefit, or on the basis of an effect on a clinical endpoint other than survival or irreversible morbidity or mortality, that is reasonably likely to predict an effect on irreversible morbidity or mortality or other clinical benefit, taking into account the severity, rarity or prevalence of the condition and the availability or lack of alternative treatments.
As a condition of approval, the FDA may require a sponsor of a drug or biological product receiving accelerated approval to perform post-marketing studies to verify and describe the predicted effect on irreversible morbidity or mortality or other clinical endpoint, and the drug or biological product may be subject to accelerated withdrawal procedures. In addition, the FDA currently requires, as a condition for accelerated approval, pre-approval of promotional materials, which could adversely impact the timing of the commercial launch of the product. Fast Track designation, priority review and accelerated approval do not change the standards for approval but may expedite the development or approval process.
A sponsor can also request designation of a product candidate as a “breakthrough therapy.” A breakthrough therapy is defined as a drug or biological product that is intended, alone or in combination with one or more other drugs or biological products, to treat a serious or life-threatening disease or condition, and preliminary clinical evidence indicates that the biological product or drug may demonstrate substantial improvement over existing therapies on one or more clinically significant endpoints, such as substantial treatment effects observed early in clinical development. Drugs or biological products designated as breakthrough therapies are also eligible for accelerated approval. The FDA must take certain actions, such as holding timely meetings and providing advice, intended to expedite the development and review of an application for approval of a breakthrough therapy. C3J intends to request “breakthrough therapy” designation for its product candidates if applicable.
Even if a product qualifies for one or more of these programs, the FDA may later decide that the product no longer meets the conditions for qualification or decide that the time period for FDA review or approval will not be shortened.
Patent Term Extension and Biosimilars
Depending upon the timing, duration and specifics of FDA approval of C3J’s drugs, some of its U.S. patents may be eligible for limited patent term extension under the Drug Price Competition and Patent Term Restoration Act of 1984, referred to as the Hatch Waxman Amendments. The Hatch Waxman Amendments permit a patent restoration term of up to five years as compensation for patent term lost during product development and the FDA regulatory review process. However, patent term restoration cannot extend the remaining term of a patent beyond a total of 14 years from the product’s approval date. The patent term restoration period is generally one half the time between the effective date of an IND, and the submission date of an NDA or BLA, plus the time between the submission date of an NDA or BLA and the approval of that application. Only one patent applicable to an approved drug is eligible for the extension, and the extension must be applied for prior to expiration of the patent. The United States Patent and Trademark Office, in consultation with the FDA, reviews and approves the application for any patent term extension or restoration.
Pediatric exclusivity is a type of marketing exclusivity available in the United States under the Best Pharmaceuticals for Children Act, or BPCA, which provides for an additional six months of marketing exclusivity and may be available if a sponsor conducts clinical trials in children in response to a written request from the FDA, or a Written Request. If the Written Request does not include clinical trials in neonates, the FDA is required to include its rationale for not requesting those clinical trials. The FDA may request studies on approved or unapproved indications in separate Written Requests. The issuance of a Written Request does not require the sponsor to undertake the described clinical trials.
Biologics Price Competition and Innovation Act of 2009
The Biologics Price Competition and Innovation Act of 2009, or BPCIA, amended the PHSA to create an abbreviated approval pathway for two types of  “generic” biologics — biosimilars and interchangeable biologic products, and provides for a twelve-year data exclusivity period for the first approved biological product, or reference product, against which a biosimilar or interchangeable application is evaluated; however, if pediatric clinical trials are performed and accepted by the FDA, the twelve-year data exclusivity period will be extended for an additional six months. A biosimilar product is defined as one that is highly similar to a reference product notwithstanding minor differences in clinically inactive components and for which there are no clinically meaningful differences between the biological product and the reference product in terms of the safety, purity and potency of the product. An interchangeable product is a biosimilar product that may be substituted for the reference product without the intervention of the health care provider who prescribed the reference product.
The biosimilar applicant must demonstrate that the product is biosimilar based on data from (1) analytical studies showing that the biosimilar product is highly similar to the reference product; (2) animal studies (including toxicity); and (3) one or more clinical trials to demonstrate safety, purity and potency in one or more appropriate conditions of use for which the reference product is approved. In addition, the applicant must show that the biosimilar and reference products have the same mechanism of action for the conditions of use on the label, route of administration, dosage and strength, and the production facility must meet standards designed to assure product safety, purity and potency.
An application for a biosimilar product may not be submitted until four years after the date on which the reference product was first approved. The first approved interchangeable biologic product will be granted an exclusivity period of up to one year after it is first commercially marketed, but the exclusivity period may be shortened under certain circumstances.
FDA Post-Approval Requirements
Maintaining substantial compliance with applicable federal, state, local, and foreign statutes and regulations requires the expenditure of substantial time and financial resources. Rigorous and extensive FDA regulation of new products continues after approval, particularly with respect to cGMP. C3J will rely on third parties for the production of commercial quantities of any products that C3J may commercialize. C3J and third-party manufacturers of C3J’s products are required to comply with applicable requirements in the cGMPs, including quality control and quality assurance and maintenance of records and documentation. C3J cannot be certain that C3J or C3J’s present or future suppliers will be able to comply with the cGMP and other FDA requirements. Other post-approval requirements applicable to biological products include reporting of cGMP deviations that may affect the identity, potency, purity and overall safety of a distributed product, record-keeping requirements, reporting of adverse effects, reporting updated safety and efficacy information, and complying with electronic record and signature requirements. After a BLA is approved, the product also may be subject to official lot release. As part of the manufacturing process, the manufacturer is required to perform certain tests on each lot of the product before it is released for distribution. If the product is subject to official release by the FDA, the manufacturer submits samples of each lot of product to the FDA together with a release protocol showing a summary of the history of manufacture of the lot and the results of all of the manufacturer’s tests performed on the lot. The FDA also may perform certain confirmatory tests on lots of some products, such as viral vaccines, before releasing the lots for distribution by the manufacturer. In addition, the FDA conducts laboratory research related to the regulatory standards on the safety, purity, potency, and effectiveness of biological products.
Discovery of previously unknown problems or the failure to comply with the applicable regulatory requirements, by C3J or its suppliers, may result in restrictions on the marketing of a product or withdrawal of the product from the market as well as possible civil or criminal sanctions and adverse publicity. FDA sanctions could include refusal to approve pending applications, withdrawal of an approval, clinical hold, warning or untitled letters, product recalls, product seizures, total or partial suspension of production or distribution, injunctions, fines, refusals of government contracts, mandated corrective advertising or communications with doctors, debarment, restitution, disgorgement of profits, or civil or criminal penalties. Any agency or judicial enforcement action could have a material adverse effect on C3J.
Biological product manufacturers and other entities involved in the manufacture and distribution of approved products are required to register their facilities with the FDA and certain state agencies and are subject to periodic unannounced inspections by the FDA and certain state agencies for compliance with cGMPs and other laws. In addition, changes to the manufacturing process or facility generally require prior FDA approval before being implemented and other types of changes to the approved product, such as adding new indications and additional labeling claims, are also subject to further FDA review and approval.
Labeling, Marketing and Promotion
The FDA closely regulates the labeling, marketing and promotion of drugs and biological products, including direct-to-consumer advertising, promotional activities involving the internet, and industry-sponsored scientific and educational activities. While doctors are free to prescribe any product approved by the FDA for any use, a company can only make claims relating to safety and efficacy of a product that are consistent with FDA approval, and the company is allowed to actively market a product only for the particular use and treatment approved by the FDA. In addition, any claims C3J makes for its products in advertising or promotion must be appropriately balanced with important safety information and otherwise be adequately substantiated. Failure to comply with these requirements can result in adverse publicity, warning letters, corrective advertising, injunctions and potential civil and criminal penalties.
Other Healthcare Laws and Compliance Requirements
In the United States, C3J’s activities are potentially subject to regulation by various federal, state and local authorities in addition to the FDA, including the Centers for Medicare and Medicaid Services, other divisions of the United States Department of Health and Human Services (e.g., the Office of Inspector General), the United States Department of Justice and individual United States Attorney offices within the Department of Justice and state and local governments.
International Regulation
In addition to regulations in the United States, C3J will be subject to a variety of foreign regulations governing clinical trials and commercial sales and distribution of C3J’s future products. Whether or not C3J obtains FDA approval for a product, C3J must obtain approval of a product by the comparable regulatory authorities of foreign countries before it can commence clinical trials or marketing of the product in those countries. The approval process varies from country to country, and the time may be longer or shorter than that required for FDA approval. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary greatly from country to country.
Under European Union regulatory systems, marketing authorizations may be submitted either under a centralized, decentralized or a mutual recognition procedure. The centralized procedure, which is compulsory for medicinal products produced by biotechnology or those medicinal products containing new active substances for specific indications such as the treatment of AIDS, cancer, neurodegenerative disorders, diabetes, viral diseases and designated orphan medicines and optional for other medicines which are highly innovative. Under the centralized procedure, a marketing application is submitted to the European Medicines Agency where it will be evaluated by the Committee for Medicinal Products for Human Use and a favorable opinion typically results in the grant by the European Commission of a single marketing authorization that is valid for all European Union member states within 67 days of receipt of the opinion. The initial marketing authorization is valid for five years, but once renewed is usually valid for an unlimited period.
Pricing and Reimbursement
Although none of C3J’s product candidates has been commercialized for any indication, if they are approved for marketing, commercial success of C3J’s product candidates will depend, in part, upon the availability of third-party reimbursement from payors at the federal, state and private levels. Third-party payors include government healthcare programs, such as Medicare and Medicaid, private health insurers and managed-care plans. C3J anticipates that third-party payors will provide reimbursement for C3J’s products. However, these third-party payors are increasingly challenging the price and examining the cost effectiveness of medical products and services. In addition, significant uncertainty exists as to the reimbursement status of newly approved healthcare products. C3J may need to conduct expensive pharmacoeconomic studies in order to demonstrate the cost effectiveness of C3J’s products. C3J’s product candidates may not be considered cost effective. It is time consuming and expensive for C3J to seek reimbursement from third-party payors. Reimbursement may not be available or sufficient to allow C3J to sell its products on a competitive and profitable basis.
C3J expects that there will continue to be a number of federal and state proposals to implement governmental pricing controls and limit the growth of healthcare costs, including the cost of prescription drugs.
In addition, in some foreign countries, the proposed pricing for a drug must be approved before it may be lawfully marketed. The requirements governing drug pricing vary widely from country to country. For example, the European Union provides options for its member states to restrict the range of medicinal products for which their national health insurance systems provide reimbursement and to control the prices of medicinal products for human use. A member state may approve a specific price for the medicinal product, or it may instead adopt a system of direct or indirect controls on the profitability of the company placing the medicinal product on the market. There can be no assurance that any country that has price controls or reimbursement limitations for pharmaceutical products will allow favorable reimbursement and pricing arrangements for any of C3J’s products. Historically, products launched in the European Union do not follow price structures of the United States and generally tend to be significantly lower.
General Corporate Information
C3J’s predecessor, C3 Jian, Inc., was incorporated under the laws of the State of California in November 2005. In February 2016, as part of a reorganization transaction, C3J was formed under the laws of the State of Washington. As part of the same reorganization transaction, C3 Jian, Inc. merged with a wholly-owned subsidiary of C3J in February 2016 and converted into a limited liability company organized under the laws of the State of California named C3 Jian LLC. C3J conducts substantially all of its operations through C3 Jian LLC.
C3J’s principal executive offices are located at 4503 Glencoe Avenue, Marina del Rey, CA 90292. The telephone number at C3J’s principal executive office is (310) 665-2928. C3J’s website address is http://www.c3jtherapeutics.com.

AMPLIPHI MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
For AmpliPhi’s management’s discussion and analysis of financial condition and results of operations, please refer to Item 7 set forth in the AmpliPhi 10-K, which section is incorporated by reference herein. The discussion and analysis of financial condition and results of operations should be read together with the section entitled “Selected Historical and Unaudited Pro Forma Combined Financial Data — Selected Historical Financial Data of AmpliPhi” in this proxy statement and the consolidated financial statements of AmpliPhi and accompanying notes appearing in the AmpliPhi 10-K.
QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT THE MARKET RISK OF AMPLIPHI
For quantitative and qualitative disclosures about AmpliPhi’s market risk, please refer to Item 7A set forth in the AmpliPhi 10-K, which section is incorporated by reference herein.

C3J MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
You should read the following discussion and analysis of our financial condition and results of operations in conjunction with the consolidated financial statements and the related notes contained elsewhere in this Proxy Statement. Some of the information contained in this discussion and analysis are set forth elsewhere in this Proxy Statement, including information with respect to our plans and strategy for our business and related financing, and includes forward-looking statements that involve risks and uncertainties. See “Special Note Regarding Forward-Looking Statements.” Our actual results may differ substantially from those referred to herein due to a number of factors, including but not limited to risks described in the section entitled “Risk Factors” and elsewhere in this Proxy Statement. As used in this section, “we”, “us” or “our” each refers to C3J.
Overview
C3J is a clinical-stage biotechnology company focused on the discovery and development of novel, targeted antimicrobials using its Synthetic Phage and STAMP platforms. Natural or wild type phages have a powerful and highly selective mechanism of action that enables them to bind to and destroy specific bacteria. The use of synthetic biology tools enables C3J to engineer natural phage in ways that further improve their antimicrobial activity making them highly effective weapons in the fight against various multidrug-resistant bacterial infections.
C3J’s lead product candidate derived from the Synthetic Phage Platform is a synthetic phage for P. aeruginosa for the treatment of respiratory infections (including hospital-, ventilator- and healthcare-associated pneumonia; as well as cystic fibrosis) and other infections. C3J anticipates advancing the P. aeruginosa synthetic phage into the clinic in 2019. Further, C3J believes that successful development of a synthetic phage targeting S. aureus would increase the number of treatable patients with, and market for the treatment of, respiratory and other infections. C3J’s pipeline also includes a program partnered with a U.S.-based multinational pharmaceutical company to develop synthetic phage against pathogens responsible for a large market indication. In addition to these more advanced programs, C3J has additional efforts underway to target other major pathogens of infectious disease (including ESKAPE pathogens) and preventable disease of the microbiome, with its platform technologies, collectively referred to herein as Synthetic Phage Product Candidates and STAMPs. C3J’s lead STAMP program is referred to as C16G2 and is a STAMP that is being developed for dental caries or tooth decay. Tooth decay remains one of the most common health care problems for children in the United States with over $60 billion per year spent on diagnosing and treating dental caries. C16G2 is a STAMP with specificity for S. mutans the bacterium that produces the majority of acid that leads to tooth decay. C3J plans to use the Synthetic Phage Platform to engineer C16G2 into a natural S. mutans phage, thereby creating a synthetic S. mutans phage. Such a synthetic phage has the potential to address some of the drawbacks of C16G2 that have been discovered in human clinical trials.
On February 28, 2018, C3J completed the Synthetic Phage Platform Acquisition from Synthetic Genomics for consideration consisting of  $8.0 million in cash and potentially $27.0 million in equity. The cash payments are as follows: $1.0 million at closing, $1.0 million at one year from closing, $1.0 million at two years from closing, and $5.0 million at three years from closing. The equity payment is due upon the earlier of the initial public offering of shares of C3J’s common stock pursuant to an effective registration statement under the Securities Act of 1933, the sale of all or substantially all the assets of C3J to a third party, or a consolidation or merger into a third party. The original agreement provides that the number of shares to be issued will be determined based upon the per share price in connection with C3J’s initial public offering, the value of consideration received in a sale of C3J’s assets to a third party, or the value of consideration received in a consolidation or merger with a third party.
On December 20, 2018, in contemplation of the Merger (see discussion below), the purchase price provisions of the acquisition agreement were amended. Under the amended agreement, the purchase consideration consists of  (i) closing consideration of  $1.0 million paid on February 28, 2018, (ii) cash payments of  $1.0 million on January 31, 2019, $1.0 million on January 31, 2020, and $2.0 million on January 31, 2021, (iii) an issuance of that number of shares of C3J’s common stock equal to ten percent of C3J’s fully-diluted capitalization, excluding options and restricted stock awards, immediately prior to the closing of the Merger, and (iv) potential milestone payments of up to $39.5 million related to the development and relevant regulatory approval of products utilizing bacteriophage from the Synthetic Phage Platform Acquisition. In the event the closing of the Merger does not occur on or before June 1, 2019, the amendment will be null and void, and the original agreement will remain in effect.
The Synthetic Phage Platform asset acquired consisted primarily of phage know-how, research program materials and the related intellectual properties that had been under development by Synthetic Genomics. The Company also received a collaboration agreement with a multinational pharmaceutical company (“PharmaCo”) (the “Research and Option Agreement”), and a grant from National Institutes of Health, or NIH, and the National Institute of Allergy and Infectious Diseases, or NIAID.
There has been limited activity with respect to Research and Option Agreement since the acquisition. The ongoing grant with NIH/NIAID related to the development of engineered phage against multi-drug-resistant pathogens was successfully transferred from Synthetic Genomics to C3J on July 6, 2018. The project period for this award is from July 2018 to November 2020 and provides for cost reimbursement of research and development expenses of approximately $1.2 million, subject to ongoing availability of funds and satisfactory progress on the project.
We accounted for the Synthetic Phage Platform Acquisition as an asset acquisition of in-process research and development assets.
Since C3J’s inception in 2005, its operations have focused on organizing and staffing, business planning, raising capital, developing its technology and assets and conducting preclinical studies and clinical trials of its product candidates. C3J has devoted substantial effort and resources in prior years towards the development of C16G2, its product candidate to reduce the incidence of dental caries. In February 2018, C3J acquired its Synthetic Phage Platform and accelerated its efforts in developing product candidates based on synthetic phage. Currently, C3J does not have any product candidates approved for sale and has not generated any revenue from product sales. C3J has funded its operations primarily through the sale and issuance of common stock.
Since inception, C3J has incurred significant operating losses and negative operating cash flows and there is no assurance that it will ever achieve or sustain profitability. C3J’s net losses were $16.7 million and $15.1 million for the years ended December 31, 2018 and 2017, respectively. As of December 31, 2018, C3J had an accumulated deficit of  $138.0 million. C3J expects to continue to incur significant expenses and increasing operating losses for the foreseeable future. C3J anticipates that its expenses will increase significantly in connection with its ongoing activities as C3J, which includes:
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ongoing and planned clinical development of its product candidates;

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conducting preclinical studies and initiating clinical trials for any additional diseases for its current product candidates and any future product candidates that C3J may pursue;

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developing, maintaining, expanding and protecting its intellectual property portfolio;

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manufacturing and maintaining clinical supplies of its product candidates;

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seeking marketing approvals for its current and future product candidates that successfully complete clinical trials;

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hiring additional clinical, regulatory and scientific personnel; and

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operating as a public company following the completion of the merger.

Recent Events
On January 3, 2019, C3J entered into an Agreement and Plan of Merger and Reorganization (as amended, the “Merger Agreement”) with AmpliPhi Biosciences Corporation (“AmpliPhi”), a clinical stage biotechnology company focused on the development and commercialization of novel targeted antimicrobials. The transaction is subject to shareholder approval by AmpliPhi’s shareholders and other customary closing conditions. Upon closing of the merger, the Combined Company is expected to be publicly traded on the NYSE American exchange.

On March 25, 2019, C3J and AmpliPhi entered into a First Amendment to the Merger Agreement that extended the deadline for the closing of the merger to June 1, 2019.
At the effective time of the Merger, we anticipate that each share of C3J common stock outstanding immediately prior to the effective time of the Merger will be converted into the right to receive approximately 0.6892 shares of AmpliPhi common stock, subject to adjustment to account for a reverse split of AmpliPhi common stock at a reverse split ratio of between 1-for-3 and 1-for-20, inclusive, to be determined by AmpliPhi’s board of directors and to be implemented prior to the consummation of the Merger.
Immediately following the Merger, the former C3J security holders will own approximately 70% of the aggregate number of shares of AmpliPhi common stock and the security holders of AmpliPhi as of immediately prior to the Merger will own approximately 30% of the aggregate number of shares of AmpliPhi common stock on a fully diluted basis.
In addition, certain existing C3J shareholders have executed Stock Purchase Agreements reflecting their commitment to invest $10 million in the combined company, subject to customary conditions.
Results of Operations
Comparison of the Years Ended December 31, 2018 and 2017
Revenue
Prior to 2018, C3J did not enter into any research collaboration or government grant arrangements or record any revenues. During 2018, C3J acquired a research collaboration agreement with PharmaCo as described earlier. This agreement provides for potential payments upon the achievement of certain milestones. During the year ended December 31, 2018, C3J did not record any revenue related to this agreement as no milestones had been achieved during this period.
Research and Development
Research and development expense consists primarily of costs incurred in connection with the development of C3J’s product candidates. We expense research and development costs as incurred. These expenses include:
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personnel expenses, including salaries, benefits and stock-based compensation expense;

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costs of funding research performed by third parties, including pursuant to agreements with contract research organizations, or CROs, as well as investigative sites and consultants that conduct C3J’s preclinical studies and clinical trials;

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expenses incurred under agreements with contract manufacturing organizations, or CMOs, including the cost of acquiring and manufacturing certain raw materials and components of preclinical study and clinical trial materials;

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consultant fees and expenses associated with outsourced professional scientific development services;

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expenses for regulatory activities, including filing fees paid to regulatory agencies; and

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allocated expenses for facility costs, including rent, utilities, and maintenance.

Research and development expenses for the year ended December 31, 2018 were $8.4 million, compared to $12.7 million for the year ended December 31, 2017. The $4.3 million decrease was primarily due to a $1.9 million reduction in product development and preclinical trial expenses, a $1.7 million reduction in clinical trial related expenses, a $0.5 million reduction in salaries and benefits expenses, offset in part by a $0.5 million increase due to incentive compensation expenses incurred during 2018.

We expect our research and development expenses to increase, possibly significantly, in the future as we seek to advance development of our product candidates. In particular, clinical trial expenses will increase if and when we advance a product candidate into clinical trials. The successful development of product candidates is highly uncertain and at this time we cannot reasonably estimate or know the complete nature, timing and costs of the efforts that will be necessary to complete the remainder of the development of any of our current product candidates.
Acquired In-process Research and Development Expense
Acquired in-process research and development expense of  $6.8 million consists of the estimated fair value of the assets acquired and consideration given in connection with the acquisition of the Synthetic Phage Platform. As the assets acquired were in the research and development phase and were determined to not have any alternative future use, it was expensed as acquired in-process research and development. C3J incurred no acquired in-process research and development expense in 2017.
General and Administrative
General and administrative expenses for the year ended December 31, 2018 were $2.5 million compared to $2.7 million for the year ended December 31, 2017. The $0.2 million decrease was primarily attributable to a $135,000 decrease in non-cash stock-based compensation, a $208,000 decrease in legal expenses, offset by a $300,000 increase in incentive compensation incurred during 2018.
Other Income/Expense
We recorded $245,000 and $202,000 in interest income from investments of excess cash reserves for the years ended December 31, 2018 and 2017, respectively. During the year ended December 31, 2018, we recorded approximately $1.0 million of noncash interest expense related to the accrual of interest on the future cash payments due in connection with the Synthetic Phage Platform Acquisition. In addition, we recorded net adjustments of approximately $1.7 million to the fair value of a derivative liability pursuant to the Synthetic Phage Platform Acquisition.
We divested our Chinese subsidiary Chengdu Sen Nuo Wei Biotechnology Co. in December 2017 and recorded a gain of  $129,000 primarily related to the elimination of C3J’s cumulative translation adjustment balance.
Liquidity, Capital Resources and Financial Condition
We have prepared the accompanying consolidated financial statements on a going concern basis, which assumes that we will realize our assets and satisfy our liabilities in the normal course of business. However, we have incurred net losses since our inception, had negative operating cash flows and had an accumulated deficit of $138.0 million as of December 31, 2018. These circumstances raise substantial doubt about our ability to continue as a going concern.
The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty concerning our ability to continue as a going concern.
We held unrestricted cash, cash equivalents and investments of  $9.7 million and $21.0 million at December 31, 2018 and 2017, respectively. We believe our existing cash resources, will be sufficient to fund our planned operations into mid-2019. However, we cannot provide assurances that our plans will not change or that changed circumstances will not result in the depletion of our capital resources more rapidly than we currently anticipate.
Operating activities
Net cash used in operating activities for the year ended December 31, 2018 was $10.6 million, as compared to $13.8 million for the year ended December 31, 2017. Total non-cash adjustments to net loss were $6.4 million and $1.8 million for the year ended December 31, 2018 and 2017, respectively. Total changes in operating assets and liabilities resulted in a reduction of  $0.5 million and a reduction of $0.5 million in cash used in operations activities for the year ended December 31, 2018 and 2017, respectively.

Investing activities
Net cash provided by investing activities was $8.8 million for the year ended December 31, 2018 and was primarily attributable to the $9.6 million maturity or sale of available-for-sale investments and subsequent reinvestment into cash equivalents for use in operating activities, offset in part by $0.8 million in net capital expenditures for manufacturing operations. Net cash used in investing activities was $2.5 million for the year ended December 31, 2017 and was primarily attributable to the investment of proceeds from the common stock financing in December 2016 into available-for-sale securities, offset by the maturity of available-for-sale investments which were subsequently used for operating activities or reinvested, and $0.5 million of capital expenditures for manufacturing operations.
Financing activities
C3J did not have any financing activities during the years ended December 31, 2018 and 2017.
Future Capital Requirements
We will need to raise additional capital to continue to fund our future operations. Our future funding requirements will depend on many factors, including:
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the costs and timing of our research and development activities;

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the progress and cost of our clinical trials and other research and development activities;

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manufacturing costs associated with our targeted phage therapies strategy and other research and development activities;

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the terms and timing of any collaborative, licensing, acquisition or other arrangements that we may establish;

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the costs and timing of seeking regulatory approvals;

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the costs of filing, prosecuting and enforcing any patent applications, claims, patents and other intellectual property rights; and

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the costs of lawsuits involving us or our product candidates.

We may seek funds through arrangements with collaborators or others that may require us to relinquish rights to the product candidates that we might otherwise seek to develop or commercialize independently. We cannot be certain that we will be able to enter into any such arrangements on reasonable terms, if at all.
We may seek to raise capital through a variety of sources, including:
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the public equity market;

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private equity financings;

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collaborative arrangements or strategic financings;

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licensing arrangements;

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Public or private debt; and

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government contracts or grants.

Any additional fundraising efforts may divert our management team from their day to day activities, which may adversely affect our ability to develop and commercialize our product candidates. Our ability to raise additional funds will depend, in part, on the success of our product development activities, including our targeted phage therapies strategy and any clinical trials we initiate, regulatory events, our ability to identify and enter into in-licensing or other strategic arrangements, and other events or conditions that may affect our value or prospects, as well as factors related to financial, economic and market conditions, many of which are beyond our control. We cannot be certain that sufficient funds will be available to us when required or on acceptable terms. If we are unable to secure additional funds on a timely basis or on acceptable terms we may be required to defer, reduce or eliminate significant planned expenditures, restructure, curtail or eliminate some or all of our development programs or other operations, dispose of technology or assets, pursue an acquisition of our company by a third party at a price that may result in a loss on investment for our stockholders, enter into arrangements that may require us to relinquish rights to certain of our product candidates, technologies or potential markets, file for bankruptcy or cease operations altogether. Any of these events could have a material adverse effect on our business, financial condition and results of operations. Moreover, if we are unable to obtain additional funds on a timely basis, there will be substantial doubt about our ability to continue as a going concern and increased risk of insolvency and loss of investment by our stockholders. To the extent that additional capital is raised through the sale of equity or convertible debt securities, the issuance of such securities could result in dilution to our existing stockholders.
Critical Accounting Policies and Use of Estimates
Our management’s discussion and analysis of our financial condition and results of operations are based on our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of these consolidated financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, and expenses and the related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates and judgments, including those related to stock-based compensation and derivative liabilities. We base our estimates on historical experience, known trends and events, and various other factors that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions.
Valuation of Derivative
In connection with the Synthetic Phage platform, the Company provided SGI with the right to receive additional payments upon the occurrence of specified events related to the 1) initial public offering of shares of C3J’s common stock pursuant to an effective registration statement under the Securities Act of 1933, 2) the sale of all or substantially all the assets of C3J to a third party, or 3) a consolidation or merger into a third party. We determined that these contingent rights are required to be accounted for as derivatives in accordance with ASC 815 — Derivatives and Hedging. We estimate the fair value of this derivative by forecasting the timing and likelihood of the events occurring and discounting the probability adjusted payments using an appropriate discount based on market interest rates and our own non-performance risk as required by ASC 820 — Fair Value Measurement.
Stock-Based Compensation
Compensation expense related to stock options granted is measured at the grant date based on the estimated fair value of the award and is recognized on an accelerated attribution method over the requisite service period. We determine the estimated fair value of each stock option on the date of grant using the Black-Scholes valuation model which uses assumptions regarding a number of complex and subjective variables. The risk-free interest rate is based on the U.S. Treasury yield for a period consistent with the expected term of the option in effect at the time of the grant. Expected volatility is based on the historical volatility of our common stock. The expected term represents the period that we expect our stock options to be outstanding. The expected term assumption is estimated using the simplified method set forth in the SEC Staff Accounting Bulletin 110, which is the mid-point between the option vesting date and the expiration date. For stock options granted to parties other than employees or directors, C3J elects, on a grant by grant basis, to use the expected term or the contractual term of the option award. We have never declared or paid dividends on our common stock and have no plans to do so in the foreseeable future. Forfeitures are recognized as a reduction of stock-based compensation expense as they occur. Changes in these assumptions may lead to variability with respect to the amount of stock compensation expense we recognize related to stock options.
Stock-based compensation expense for an award with a performance condition is recognized when the achievement of such performance condition is determined to be probable. If the outcome of such performance condition is not determined to be probable or is not met, no compensation expense is recognized and any previously recognized compensation expense is reversed.

Off-Balance Sheet Arrangements
As of December 31, 2018, we did not have any relationships with unconsolidated entities or financial partnerships, such as entities often referred to as structured finance or special purpose entities, which would have been established for the purpose of facilitating off-balance sheet arrangements or other contractually narrow or limited purposes. In addition, we do not engage in trading activities involving non-exchange traded contracts. Therefore, we are not materially exposed to any financing, liquidity, market or credit risk that could arise if we had engaged in these relationships.

DIRECTORS AND OFFICERS OF AMPLIPHI FOLLOWING THE MERGER
Resignations of Current Executive Officers and Directors of AmpliPhi
Pursuant to the Merger Agreement, all of the directors of AmpliPhi who will not continue as appointees to the board following the Merger will resign effective immediately prior to the completion of the Merger.
Directors of AmpliPhi Following the Merger
The AmpliPhi board of directors is currently composed of six directors divided into three staggered classes, each class serving three-year terms. The staggered structure of the board of directors will remain in place following the completion of the Merger. At the most recent annual meeting of shareholders of AmpliPhi held in 2018, two Class III directors of AmpliPhi, Jeremey Curnock Cook and Paul C. Grint, M.D. were elected to serve for a three-year term ending at the 2021 annual meeting of shareholders. AmpliPhi’s current Class I directors, Louis Drapeau and Michael S. Perry, D.V.M., Ph.D., were elected at AmpliPhi’s 2016 annual meeting of shareholders to serve a three-year term ending at AmpliPhi’s 2019 annual meeting of shareholders. AmpliPhi’s current Class II directors, Wendy S. Johnson and Vijay B. Samant, were elected at AmpliPhi’s 2017 annual meeting of shareholders to serve a three-year term ending at AmpliPhi’s 2020 annual meeting of shareholders.
Each of Louis Drapeau, Paul C. Grint, M.D., Wendy S. Johnson and Vijay B. Samant shall resign from AmpliPhi’s board of directors effective upon the effective time of the Merger, and the designees of C3J pursuant to the Merger Agreement, Richard Bastiani, Ph.D., Richard Bear, H. Stewart Parker, Todd R. Patrick, Joseph M. Patti, Ph.D. will be appointed to fill the vacancies created by the resignations of the current AmpliPhi directors listed above as well as a newly created Class III director vacancy in connection with an increase in the authorized number of AmpliPhi’s directors from six to seven. Dr. Bastiani and Mr. Patrick will be appointed as Class III directors, Ms. Parker and Mr. Bear will be appointed as Class II directors, and Dr. Patti will be appointed as a Class I director.
While the Class II directors and Class III directors would ordinarily have terms of office that expire at the 2020 annual meeting of shareholders and the 2021 annual meeting of shareholders, respectively, pursuant to the RCW and AmpliPhi’s current bylaws, the term of a director elected by the board of directors to fill a vacancy expires at the next shareholders’ meeting at which directors are elected, regardless of whether the term of any other directors in the same class expire at a later date. Accordingly, all directors of AmpliPhi immediately following the effective time of the Merger, other than Jeremy Curnock Cook and Michael S. Perry, D.V.M., Ph.D., will have a term of office that expires at AmpliPhi’s 2019 annual meeting of shareholders.
The following information sets forth the names, ages, director classes, and proposed titles of each of the proposed directors of the combined company upon consummation of the Merger, their present principal occupation and their recent business experience. During the last five years, neither we nor the proposed directors of the combined company have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Designee	Director	Age	Class
C3J Designees	Richard Bastiani (Chair)	77	III
	Richard Bear	56	II
	H. Stewart Parker	63	II
	Todd R. Patrick	56	III
	Joseph M. Patti, Ph.D.	54	I
AmpliPhi Designees	Jeremy Curnock Cook	69	III
	Michael S. Perry, D.V.M., Ph.D.	59	I

Class I Directors
Joseph M. Patti, Ph.D. currently serves as the Executive Chairman of Agilvax, Inc., a private company that discovers and develops immunotherapies to combat cancer and targeted vaccines against infectious diseases, and as President of JP Biotech Advisors, Inc., which provides strategic growth and drug development advice to emerging biotechnology companies. Dr. Patti joined Aviragen Therapeutics, Inc. in November 2012 and served as its Executive Vice President of Corporate Development and Strategy until October 1, 2014, when he was appointed as that company’s President and Chief Executive Officer and a director. He served in those roles until 2018, when Aviragen merged with Vaxart, Inc. (NASDAQ CM: VXRT) in a transaction that valued the company at a premium to its market capitalization. Prior to joining Aviragen, Dr. Patti co-founded Inhibitex, Inc. in 1998 and served as its Chief Scientific Officer and Senior Vice President of Research and Development from 2007 until it was acquired by Bristol Myers Squibb in February 2012. He also served as its Chief Scientific Officer and Vice President of Research and Development from 2005 to 2007 and as Vice President, Preclinical Development prior to that. Before co-founding Inhibitex, Dr. Patti was an Assistant Professor at Texas A&M’s Institute of Biosciences and Technology and also served on the faculty at the University of Texas Health Science Center Graduate School of Biomedical Sciences. Dr. Patti received a B.S. in Microbiology from the University of Pittsburgh, a M.S.P.H. from the University of Miami, School of Medicine and a Ph.D. in Biochemistry from the University of Alabama at Birmingham. Dr. Patti was a director of SciStem Therapeutics, Inc., a privately-held biotechnology company from 2012 to 2015. Dr. Patti was a director of Inhibitex from 1998 to 2005. Dr. Patti’s scientific knowledge and background and experience in developing numerous preclinical and clinical bio-pharmaceutical product candidates, as well as his senior management experience over the past decade in developing and implementing the business and financial strategies of emerging, publicly-traded biopharmaceutical companies, led to the conclusion that he should serve on C3J’s board of directors.
Michael S. Perry, D.V.M., Ph.D. has served as a member of our Board of Directors since November 2005. Since June 2017 Dr. Perry has served as the Chief Executive Officer of Avita Medical Ltd, a publicly traded (ASX:AVH) medical technology company, and has been a member of the board of directors of Avita Medical since February 2013. Since April 2017 he has also served as a Director of Bioscience Managers Pty Ltd., a medical sciences fund manager. From January 2016 to April 2017, Dr. Perry served as Senior Vice President and Chief Scientific Officer of Global Business Development and Licensing for Novartis AG. From September 2014 to January 2016 he served as Chief Scientific Officer for the Cell and Gene Therapy Unit of Novartis Pharmaceuticals Corporation and from October 2012 to September 2014, he served as Global Head of Stem Cell Therapy and Vice President of the Integrated Hospital Care Franchise for Novartis Pharmaceuticals Corporation. Prior to rejoining Novartis in October 2012, he was a Venture Partner with Bay City Capital, LLC, a venture capital firm, from 2005 to September 2012. While serving in this capacity, he concurrently served as President and Chief Medical Officer at Poniard Pharmaceuticals, Inc., a publicly held drug development company, and from 2009 to 2011. Dr. Perry also previously served as Chief Development Officer of VIA Pharmaceuticals, Inc., a publicly held biotechnology company, from 2005 to 2009. Dr. Perry served as Chairman and Chief Executive Officer of Extropy Pharmaceuticals, Inc., a privately held pediatric specialty pharmaceutical company, from 2003 to 2005. From 2002 to 2003, he served as President and Chief Executive Officer of Pharsight Corporation, a publicly held software and consulting services firm. From 2000 to 2002, he served as Global Head of Research and Development for Baxter Healthcare’s BioScience Division (now Baxalta). From 1997 to 2000, Dr. Perry served as President and Chief Executive Officer of SyStemix Inc. and Genetic Therapy Inc., both wholly-owned subsidiaries of Novartis Pharma. Dr. Perry served as Vice President of Regulatory Affairs for Novartis from 1994 to 1997. Prior to 1994, Dr. Perry held various management positions with Syntex Corporation (now Roche), Schering-Plough Corporation (now Merck) and BioResearch Laboratories, Inc. Dr. Perry received a Doctor of Veterinary Medicine (DVM), a Ph.D. in biomedical science-pharmacology specialty and an Honours B.Sc. in physics from the University of Guelph in Ontario, Canada. He is also a graduate of the Harvard Business School International Management Forum. Dr. Perry has served as Adjunct Professor in the Gates Center for Regenerative Medicine at the University of Colorado School of Medicine, Anschutz Medical Campus since November 2013. He has served as a member of the board of directors of Arrowhead Pharmaceuticals since December 2011 and on the board of Gamida Cell Ltd. since May 2017. The Nominating and Corporate Governance Committee and the Board of Directors believe that Dr. Perry’s substantial scientific and medical knowledge, investing experience, and operational and executive experience in the biotechnology and pharmaceutical industries qualifies him to serve on our Board of Directors.
Class II Directors
H. Stewart Parker is the Principal of Parker BioConsulting. Ms. Parker has served as a member of the board of directors of C3J since 2010 and as chair of the board since March 2016. She has also been a member of the board of directors of Sangamo Therapeutics, Inc. since June 2014. Ms. Parker has over 36 years of experience in the biotechnology industry. She served as the chief executive officer of The Infectious Disease Research Institute, or IDRI, a not-for-profit global health research institute, from March 2011 to December 2013. In 1992, Ms. Parker founded Targeted Genetics Corporation, a publicly traded Seattle-based biopharmaceutical company formed to develop gene-based treatments for acquired and inherited diseases that became a world leader in AAV gene therapy. She held the position of President and CEO and was a member of its board of directors from the company’s inception until November 2008. Prior to founding Targeted Genetics, Ms. Parker served in various capacities at Immunex from August 1981 through December 1991, most recently as vice president, corporate development. From February 1991 to January 1993, Ms. Parker served as president and a director of Receptech Corporation, a company formed by Immunex in 1989 to accelerate the development of soluble cytokine receptor products. She has served on the board of directors and the executive committee of BIO, the primary trade organization for the biotechnology industry. She currently serves as a member of the boards of directors for several for-profit and non-profit companies including Achieve Life Sciences, Inc. and StrideBio, Inc. Ms. Parker received her B.A. and M.B.A. from the University of Washington.
Ms. Parker was selected as a director because of her extensive experience in the industry, prior experience as a public company director (including service as a member of the compensation and the nominating and corporate governance committees of the board), as well as her strong commitment to shareholders’ interests.
Richard Bear is the Chief Financial Officer of CRH Medical Corporation, an NYSE American listed medical services business, and has served as an officer of CRH since 2006. Prior to joining CRH, Mr. Bear worked at ID Biomedical Corporation as Chief Financial Officer from 2002 until 2006, when the company was acquired by GlaxoSmithKline. During his time at ID Biomedical, he worked on public offerings, real-estate sale/lease-back transactions and other financing activities generating in excess of  $350 million, as well as the company’s $1.5 billion acquisition by GlaxoSmithKline. Before joining ID Biomedical, Mr. Bear spent 15 years working in the telecommunications industry in accounting, financial, and senior management roles for McCaw Cellular, AT&T Wireless and XO Communications. Mr. Bear has served on the boards of directors of private and public companies, including as Audit Committee Chairperson. He has also been active on the boards of several charitable organizations.
Mr. Bear was selected as a director because of his extensive financial and executive management experience. He has a degree in Business Administration from the University of Washington and has received a Certified Public Accountant designation. Mr. Bear has financial expertise, a thorough understanding of financial statements, corporate finance and accounting and extensive experience with public companies, all of which makes him a valued member of the board of directors.
Class III Directors
Todd R. Patrick has served as President and Chief Executive Officer of C3J since 2010, and as a member of the board of directors since 2009. Prior to joining C3J, Todd served as President and Chief Operating Officer of ID Biomedical Corporation. Mr. Patrick joined ID Biomedical in 1994 when he became the first employee of the Company’s vaccine subsidiary. Todd remained with ID Biomedical as its President until 2005, when GlaxoSmithKline purchased the Company for $1.5 billion. Upon retiring from ID Biomedical, Mr. Patrick and a group of investors raised over $100 million to invest in several biomedical companies where Todd served as a director and consultant. Before he joined ID Biomedical, Mr. Patrick was appointed as the first Director of the Office of Intellectual Property Administration at UCLA, helping the organization start its IP program in 1989. Mr. Patrick is the past Chairman of the Board of Trustees for the Seattle Biomedical Research Institute, a 400-person, non-profit global health organization focused on creating new drugs and vaccines to treat infectious diseases in the developing world. Todd currently serves on the board of directors of CRH Medical Corporation (NYSE American: CRHM); Sunniva, Inc.; Vaxent Vaccines LLC; and InvVax, Inc. He is also on the board of the non-profit Foster Foundation.
Mr. Patrick was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of the C3J business, strategy and management team, as well as his experience serving as a public company director and executive officer.
Richard Bastiani, Ph.D. has served as a member of the board of directors of C3J since 2013. He has over 40 years of industry experience and has served on the boards of 14 biotechnology and life science companies throughout his career. He has served as a member of the board of directors of BioNex, a privately held company that develops and manufactures systems for laboratory automation and liquid handling, since 2014. From 1995 through 2018, he served as a member of the board of directors of Abaxis Inc., a public diagnostic company providing point of care, automated blood analysis systems and single test products for human and veterinary markets that was acquired by Zoetis in 2018 for $2 billion. From 1995 to 1998, Dr. Bastiani was President of Dendreon, a biotechnology company dedicated to providing innovative cell therapies for cancer. From 1970 until 1995, Dr. Bastiani held a number of positions with Syva Company, a diagnostic company, including as President from 1991 until Syva was acquired by a subsidiary of Hoechst AG of Germany in 1995. From 2007 to 2011, Dr. Bastiani served as Chairman of the board of directors of Response Biomedical Corporation. In 1996, Dr. Bastiani was appointed to the board of directors of ID Biomedical Corporation, a public vaccine company, and he served as the chairman of the board of directors from 1998 until the company’s 2005 acquisition by GlaxoSmithKline. Dr. Bastiani also served as co-founder and a director of DiscoverRx, a privately held company developing and selling high-throughput screening, protein profile and cell pathway assays and services, and on the boards of Pathwork Diagnostics, a privately held Molecular Diagnostic company focused on cancer diagnostics using proprietary genomic profiling and informatics. Dr. Bastiani also serves on the Board of Fellows of Santa Clara University. He received his Ph.D. in Chemistry from Michigan State University in 1970, his M.S. in Chemistry from California State University in 1967, and his B.S. in Chemistry from Santa Clara University in 1964.
Dr. Bastiani was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of AmpliPhi’s and C3J’s industry, as well as his experience serving on the Boards of Directors of various public and private companies.
Jeremy Curnock Cook has served as a member of the board of directors of AmpliPhi since July 1995 and as Chairman of AmpliPhi’s board of directors since 1998. From September 2014 to May 2015, he served as Interim Chief Executive Officer of AmpliPhi. Mr. Curnock Cook has served as Chairman of International Bioscience Managers Limited, a corporate and investment advisory firm, since 2000, and also currently serves as Managing Director of Bioscience Managers Pty Ltd, a medical sciences fund manager. From 1987 to 2000, Mr. Curnock Cook was a director of Rothschild Asset Management Limited, a corporate and investment advisory company, and was responsible for the Rothschild Bioscience Unit. Mr. Curnock Cook founded the International Biochemicals Group in 1975, which was sold in 1985 to Royal Dutch Shell, where he served as Managing Director until 1987. He also serves as a member of the board of directors of Avita Medical Ltd, a publicly traded (ASX:AVH) medical technology company, Nexus6 Ltd and SeaDragon Ltd. Mr. Curnock Cook received an M.A. in natural sciences from Trinity College, Dublin.
Mr. Cook was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of AmpliPhi’s business, strategy and management team, as well as his experience serving as a public company director and executive officer.
The board of directors of the combined company will have an audit committee, a compensation committee and a nominating and corporate governance committee, in accordance with the rules of the NYSE American. Louis Drapeau, Paul C. Grint, M.D., Wendy S. Johnson and Vijay Samant will resign from their positions as directors of AmpliPhi, effective upon the effective time of the Merger. Dr. Grint will also resign as the Chief Executive Officer of AmpliPhi, effective at the effective time of the Merger.
Laura Czelada, Steve Semmelmayer, Richard Bisson, Fred Eichmiller and Wenyuan Shi, each a current member of the C3J board of directors, are expected to resign from their positions as directors of C3J as of the effective time of the Merger.

Board Committees
The board of directors of the combined company is expected to have the following committees: (1) an audit committee comprised of  [•] (chairman of the audit committee), [•] and [•], (2) a compensation committee comprised of  [•] (chairman of the compensation committee), [•] and [•] and (3) a nominating and corporate governance committee comprised of  [•] (chairman of the nominating and corporate governance committee), [•] and [•].
Audit Committee
The Audit Committee of the board of directors was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to oversee AmpliPhi’s corporate accounting and financial reporting processes and audits of its financial statements. The functions of this Audit Committee include, among other thing:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors and to present the committee’s conclusion to our board of directors;

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reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

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monitoring the rotation of partners of our independent auditors on our audit engagement team as required by law;

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prior to engagement of any independent auditor, and at least annually thereafter, reviewing relationships that may reasonably be thought to bear on their independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

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reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;

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reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

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establishing procedures for the receipt, retention and treatment of complaints received by us regarding internal accounting controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

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reviewing and providing oversight of any related-person transactions in accordance with our related-person transactions policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•
reviewing on a periodic basis our investment policy; and

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reviewing and evaluating on an annual basis its own performance, including its compliance with its charter.

Compensation Committee
The Compensation Committee will act on behalf of the board of directors of the combined company to review, adopt and oversee compensation strategy, policies, plans and programs, including:
•
reviewing, modifying and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the compensation and other terms of employment of our executive officers;

•
reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and approving (or if it deems it appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

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reviewing making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee Board members;

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establishing policies with respect to votes by our shareholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;

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reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
administering our equity incentive plans;

•
establishing policies with respect to equity compensation arrangements;

•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

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reviewing and approving (or if it deems appropriate, making recommendations to the full board of directors regarding) the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers;

•
reviewing the adequacy of its charter on a periodic basis;

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reviewing with management and approving our disclosures, if any, under the caption “Compensation Discussion and Analysis” and related tables in our periodic reports or proxy statements to be filed with the SEC;

•
preparing the report that the SEC requires in our annual proxy statement; and

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reviewing and assessing on an annual basis its own performance.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee will oversee AmpliPhi’s corporate governance function. The primary functions of this committee will include:
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identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

•
evaluating director performance on management and the Board and applicable committees of the Board and determining whether continued service on our board of directors is appropriate;

•
evaluating, nominating and recommending individuals for membership on our board of directors;

•
evaluating nominations by shareholders of candidates for election to our board of directors;

•
considering and assessing the independence of members of our board of directors;

•
developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our board of directors any changes to such policies and principles;

•
reviewing the adequacy of its charter on an annual basis; and

•
annually evaluating the performance of the Nominating and Corporate Governance Committee.

Executive Officers of AmpliPhi Following the Merger
Subject to and effective upon the closing of the Merger, the current executive officers of C3J will be the executive officers of AmpliPhi. The following information sets forth the names, ages, and proposed titles of each of the executive officers of the combined company upon consummation of the Merger, their present principal occupation and their recent business experience. During the last five years, neither we nor the proposed executive officers of the combined company have been (i) convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.
Name	Age	Position(s)
Todd R. Patrick	56	Chief Executive Officer
Brian Varnum, Ph.D.	59	President and Chief Development Officer
Steve Martin	57	Chief Financial Officer
Duane Morris	68	Vice President of Operations
Todd R. Patrick’s biographical information is set forth above under “Directors of AmpliPhi Following the Merger — Class III Directors.”
Brian Varnum, Ph.D. is a biotech veteran with more than 20 years of experience. Dr. Varnum began his career with Amgen and spent more than 18 years at the biotech pioneer as that company grew from a start-up to a large and successful biotechnology company. He started in discovery research where his team purified novel growth factors and advanced antibodies and small molecules into clinical studies. Dr. Varnum also worked in development, assisting with clinical development of proteins, antibodies and small molecules. In this capacity, he contributed to key regulatory filings, market research and product launch, giving him experience in drug discovery and development from the lab bench to product launch and marketing. After retiring from Amgen in 2007, Dr. Varnum turned his focus to the start-up landscape, working in several capacities, including assisting investors, entrepreneurs and start-ups in the assessment of technologies for funding or in-licensing. In these capacities, he established research strategies and plans, and served as CSO for several companies, securing funding, and executing research contracts with large and mid-sized pharmaceutical companies. Dr. Varnum obtained his Ph.D. from UCLA studying oncogenes, and his drug development research experience includes hematopoietic growth factor discovery, oncology, auto-immune/inflammatory disorders, personalized medicine in IBD and infectious diseases.
Steve R. Martin has served as our Chief Financial Officer since January 2016. Mr. Martin served as Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a molecular diagnostics company, from December 2014 to August 2015. From June 2011 to December 2014, Mr. Martin served as Senior Vice President and Chief Financial Officer of Apricus Biosciences, Inc., a publicly traded pharmaceutical company, and served as the Interim Chief Executive Officer of Apricus from November 2012 through March 2013. From 2008 to January 2011, Mr. Martin served as Senior Vice President and Chief Financial Officer of BakBone Software, a publicly traded software company. During his final 10 months with BakBone until the company’s acquisition in January 2011, Mr. Martin also served as BakBone’s Interim Chief Executive Officer. From 2005 to 2007, Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded research products and clinical diagnostics company.

Mr. Martin’s previous experience also includes serving as Controller with Gen-Probe Incorporated, a publicly traded molecular diagnostics company, as well as 10 years with Deloitte & Touche LLP, a public accounting firm. Mr. Martin holds a B.S. degree from San Diego State University and is a certified public accountant (inactive).
Duane Morris leads the production, quality, facilities, and clinical operations areas for C3J. Prior to joining C3J, Mr. Morris was the Chief Operating Officer at Response Biomedical in Vancouver, Canada. While at Response Biomedical, Mr. Morris directed the expansion of manufacturing facilities and scale-up of in-vitro diagnostic products. Prior to his tenure at Response, Mr. Morris was responsible for all manufacturing and quality control activities for ID Biomedical Corporation until its acquisition by GlaxoSmithKline (GSK). Mr. Morris was then responsible for all North American Operations which included influenza vaccine production for GSK. Mr. Morris started his career at Syntex Corporation in Palo Alto, where he spent 21 years in increasingly responsible positions, ultimately becoming the Director of Pharmaceutical Manufacturing. Mr. Morris earned his BA in Management from Saint Mary’s College in Moraga, California.

RELATED PARTY TRANSACTIONS OF DIRECTORS AND EXECUTIVE OFFICERS OF THE COMBINED COMPANY
Described below are any transactions occurring since January 1, 2017, and any currently proposed transactions to which either AmpliPhi or C3J was a party and in which:
•
The amounts involved exceeded or will exceed the lesser of  (i) $120,000 and (ii) one percent of the average of AmpliPhi’s or C3J’s total assets at year end for the last two completed fiscal years; and

•
A director, executive officer, holder of more than 5% of the outstanding capital stock of AmpliPhi or C3J, or any member of such person’s immediate family had or will have a direct or indirect material interest.

AmpliPhi Transactions
For information regarding AmpliPhi related party transactions, refer to the information under Item 13 of Part III of the AmpliPhi 10-K, which is incorporated by reference into this proxy statement.
Change in Control and Severance Benefits Arrangements
See “The Merger — Interests of the AmpliPhi Directors and Executive Officers in the Merger” for a description of the terms of the change in control and severance benefits arrangements.
Director and Executive Officer Compensation
For information regarding the compensation of AmpliPhi’s directors and named executive officers, refer to the information under Item 11 of Part III of the AmpliPhi 10-K, which is incorporated by reference into this proxy statement.
Private Placement of Common Stock: The Financing
On February 5, 2019, AmpliPhi, C3J and the Investors entered into the Share Purchase Agreements, as contemplated by equity commitment letters previously entered into among such parties on January 3, 2019. Pursuant to the Share Purchase Agreements, AmpliPhi agreed to sell and issue, and the Investors agreed to purchase from AmpliPhi, $10.0 million of shares of the AmpliPhi’s common stock immediately following the effective time of the Merger, at a purchase price per share equal to (i) $40.0 million, divided by (ii) the total number of shares of common stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger, but excluding (A) any shares of common stock issuable pursuant to the Share Purchase Agreements and (B) any shares of AmpliPhi common stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the effective time of the Merger and any shares of common stock issuable in connection with out-of-the-money options and out-of-the-money warrants.
After the closing of the Financing, it is expected that (a) the former C3J securityholders will own approximately 76% of the aggregate number of the outstanding AmpliPhi securities on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants, of which approximately 20% will be represented by the shares issued in the Financing to the Investors, and (b) the AmpliPhi securityholders as of immediately prior to the Merger will own approximately 24% of the aggregate number of the outstanding AmpliPhi securities (on a fully diluted basis but using the treasury stock method and excluding out-of-the-money options and out-of-the-money warrants), in each case, subject to adjustment of the Exchange Ratio as set forth in the Merger Agreement and described herein.
The shares of common stock to be issued in the Financing will be offered and sold in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act. Appropriate restrictive legends will be affixed to the shares issued in the Financing.
The form of Share Purchase Agreement is attached to this proxy statement as Appendix B.

At the closing of the Financing, the combined company will enter into a registration rights agreement with each of the Investors, pursuant to which the combined company will agree to register for resale the shares of common stock issued in the Financing within a reasonable specified time period following such closing.
The form of registration rights agreement to be entered into at the closing of the Financing is attached as Exhibit D to the Share Purchase Agreement attached to this proxy statement as Appendix B.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
The following information and all other information contained in this proxy statement does not give effect to a Reverse Split described in Proposal No. 3.
The following unaudited pro forma combined financial statements give effect to the proposed Merger. The transaction will be accounted for under the acquisition method of accounting under existing U.S. generally accepted accounting principles, or GAAP, which are subject to change and interpretation. C3J Therapeutics, Inc. (“C3J”) is considered to be the acquiring company for accounting purposes in this transaction. C3J is considered the accounting acquirer even though AmpliPhi Biosciences Corporation (“AmpliPhi”) will be the issuer of the common stock in the Merger. Under the acquisition method of accounting, management of C3J and AmpliPhi have made a preliminary estimate of purchase price, calculated as described in Note 2 to these unaudited pro forma combined financial statements. The net tangible assets acquired and liabilities assumed in connection with the transaction are at their estimated acquisition date fair values. The unaudited pro forma combined financial statements presented below are based upon the historical financial statements of C3J and AmpliPhi, included in this proxy statement, adjusted to give effect to the acquisition of AmpliPhi by C3J, for accounting purposes. The pro forma adjustments are described in the accompanying notes presented on the following pages.
The unaudited pro forma combined balance sheet as of December 31, 2018, and the unaudited pro forma combined statement of operations and comprehensive loss for the year ended December 31, 2018 presented herein are based on the historical financial statements of C3J and AmpliPhi, adjusted to give effect to the proposed acquisition (for accounting purposes) of AmpliPhi by C3J. The pro forma assumptions and adjustments are described in the accompanying notes presented in the following pages.
Because the C3J security holders are anticipated to own approximately 70% of the fully-diluted capitalization of the Company immediately following the closing of the Merger, and the C3J directors and management will hold a majority of board seats and key positions in the management of the Company, C3J is considered to be the acquiring company for accounting purposes, and the transaction will be accounted for by C3J as a reverse acquisition under the acquisition method of accounting for business combinations. Accordingly, the acquisition consideration for accounting purposes will consist of the AmpliPhi common stock issued by AmpliPhi that are expected to be outstanding at the date of the Merger upon closing. Assets and liabilities of AmpliPhi will be measured at fair value and added to the assets and liabilities of C3J, and the historical results of operations of C3J will be reflected in the results of operations of the Company following the Merger.
The unaudited pro forma combined financial statements were prepared in accordance with the regulations of the SEC. The pro forma adjustments reflecting the completion of the Merger are based upon the preliminary accounting analysis conclusion that the Merger, without the completion of a valuation of the identifiable intangibles, should be accounted for under the acquisition method of accounting in accordance with GAAP and upon the assumptions set forth in the notes to the unaudited pro forma combined financial statements.
The C3J balance sheet as of December 31, 2018 and statement of operations and comprehensive loss for years ended December 31, 2018 and were derived from its audited financial statements, included elsewhere in this proxy statement.
The AmpliPhi balance sheet as of December 31, 2018 and statement of operations and comprehensive loss for the year ended December 31, 2018 and 2017 were derived from its audited consolidated financial statements included in its Form 10-K filed on March 25, 2019, incorporated by reference in this proxy statement.
The historical financial statements have been adjusted to give pro forma effect to events that are (i) directly attributable to the Merger, (ii) factually supportable, and (iii) with respect to the statement of operations, expected to have a continuing impact on the combined results. The pro forma combined financial statements and pro forma adjustments have been prepared based on preliminary estimates of fair value. Differences between these preliminary estimates and the final acquisition accounting will occur and could have a material impact on the accompanying unaudited pro forma combined financial statements and the Company’s future results of operations and financial position. The actual amounts recorded as of the completion of the Merger may differ materially from the information presented in these unaudited pro forma combined financial statements as a result of the timing of completion of the Merger, fair market value of AmpliPhi as of the close of the Merger, and other changes in the AmpliPhi net assets that occur prior to the completion of the Merger, which could cause material differences in the information presented below.
The estimated number of shares of AmpliPhi common stock used to calculate the acquisition consideration is determined based on respective fair values of C3J and AmpliPhi pursuant to the Merger Agreement. The amount of acquisition consideration, assets acquired and liabilities assumed that will be used in acquisition accounting will be based on the combined company’s fair values as determined at the time of closing and may differ significantly from these preliminary estimates.
The unaudited pro forma combined financial statements do not give effect to the potential impact of current financial conditions, regulatory matters, operating efficiencies or other savings or expenses that may be associated with the acquisition. The unaudited pro forma combined financial data also do not include any integration costs. The unaudited pro forma combined financial statements have been prepared for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods or the results that actually would have been realized had C3J and AmpliPhi been a combined company during the specified period. The unaudited pro forma combined financial statements, including the notes thereto, should be read in conjunction with the C3J historical audited financial statements for the year ended December 31, 2018 included elsewhere in this proxy statement and in conjunction with the AmpliPhi historical audited consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2018.

Unaudited Pro Forma Combined Balance Sheet
As of December, 31 2018
	Historical AmpliPhi Biosciences, Inc.	Historical C3J Therapeutics, Inc.	Pro forma Merger Adjustments	Note	Pro Forma Combined
Assets
Current assets
Cash, cash equivalents and short-term investments	$8,157,000	$9,663,000	$10,000,000	A3	$24,029,000
			(3,791,000)	A7
Prepaid expenses and other current assets	251,000	697,000	—		948,000
Total current assets	8,408,000	10,360,000	6,209,000		24,977,000
Restricted cash	—	800,000	—		800,000
Property and equipment, net	503,000	3,249,000	882,000	A4	4,634,000
In-process research and development	2,731,000	—	2,699,000	A5	5,430,000
Acquired patents, net	245,000	—	(245,000)	A5	—
Other noncurrent assets	—	136,000	—		136,000
Total assets	$11,887,000	$14,545,000	$9,545,000		$35,977,000
Liabilities and stockholders’ equity (deficit)
Current liabilities:
Accounts payable and accrued liabilities	$2,572,000	$727,000	$908,000	A8	$3,830,000
			(377,000)	A7
Deferred rent	—	335,000	—		335,000
Deferred asset acquisition consideration	—	970,000	—	—	970,000
Total current liabilities	2,572,000	2,032,000	531,000		5,135,000
Derivative liabilities	22,000	—	(22,000)	A7	—
Deferred tax liability	819,000	—	810,000	A6	1,629,000
Deferred rent	—	810,000	—		810,000
Deferred asset acquisition consideration, net of current portion	—	2,892,000	(1,330,000)	A9	1,562,000
Asset acquisition derivative liability	—	1,117,000	(1,117,000)	A10	—
Total liabilities	3,413,000	6,851,000	(1,128,000)		9,136,000
Common Stock	323,000	145,736,000	(323,000)	A1	1,394,000
			280,000	A3
			(144,622,000)	A2
Additional paid-in capital	414,467,000	—	(405,993,000)	A1	170,823,000
			9,720,000	A3
			144,622,000	A2
			2,526,000	A4, A5, A6
			1,330,000	A9
			4,151,000	B1
Accumulated deficit	(406,316,000)	(138,042,000)	406,316,000	A1	(145,376,000)
			(3,392,000)	A7
			(908,000)	A8
			1,117,000	A10
			(4,151,000)	B1
Total stockholders’ equity (deficit)	8,474,000	7,694,000	10,673,000		26,841,000
Total liabilities and stockholders’ equity (deficit)	$11,887,000	$14,545,000	$9,545,000		$35,977,000

Unaudited Pro Forma Combined Statement of Operations and Comprehensive Loss
For the Year Ended December 31, 2018
	Historical AmpliPhi Biosciences, Inc.	Historical C3J Therapeutics, Inc.	Pro forma Merger Adjustments	Note	Pro Forma Combined
Revenue	$—	$—	$—		$—
Operating expenses:
Research and development	4,892,000	8,372,000	990,000	B1	14,254,000
Acquired in-process resarch and development	—	6,767,000	—		6,767,000
General and administrative	5,702,000	2,519,000	3,161,000	B1	11,382,000
Impairment charges	1,930,000	—	—		1,930,000
Total operating expenses	12,524,000	17,658,000	4,151,000		34,333,000
Loss from operations	(12,524,000)	(17,658,000)	(4,151,000)		(34,333,000)
Total other income (expense), net	86,000	956,000	—		1,042,000
Loss before income taxes	(12,438,000)	(16,702,000)	(4,151,000)		(33,291,000)
Income tax benefit	328,000	—	—		328,000
Net loss	(12,110,000)	(16,702,000)	(4,151,000)		(32,963,000)
Unrealized gain on available-for-sale securities	—	7,000	—		7,000
Net loss and comprehensive loss	$(12,110,000)	$(16,695,000)	$(4,151,000)		$(32,956,000)
Net loss per share, basic	$(0.64)	$(0.18)			$(0.25)
Weighted-average common shares outstanding, basic	18,980,796	94,320,106			133,991,631
Net loss per share, diluted	$(0.64)	$(0.18)			$(0.25)
Weighted-average common shares outstanding, diluted	19,059,895	94,320,106			133,991,631

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION
1. Description of Transaction and Basis of Presentation
Description of Transaction
On January 3, 2019, C3J entered into the Merger Agreement with AmpliPhi. Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, C3J will be merged into a subsidiary of AmpliPhi and will become the surviving entity. Concurrent with the Merger, certain C3J investors committed $10.0 million in exchange for shares of AmpliPhi common stock immediately following the closing of the Merger. The references to “the Company” in this footnote 1 refer to the combined merged companies following the Merger.
At the effective time of the Merger, each outstanding share of the common stock of C3J will be converted into the right to receive a number of shares of AmpliPhi common stock as determined pursuant to the exchange ratios described in the Merger Agreement, and all outstanding options, warrants or other rights to purchase shares of capital stock of C3J, will be exchanged for rights to acquire AmpliPhi common stock based on the exchange ratios described in the Merger Agreement. No fractional shares of AmpliPhi common stock will be issued in connection with the Merger, and holders of C3J capital stock will be entitled to receive cash for any fractional share ownership in lieu of stock thereof.
Upon completion of the Merger, current AmpliPhi stockholders will own approximately 30% of the combined Company and current C3J stockholders will own approximately 70% of the combined Company (determined prior to the accounting for the financing transaction discussed above).
Basis of Presentation
The unaudited pro forma combined financial statements were prepared in accordance with the regulations of the SEC, and are intended to show how the Merger might have affected the historical financial statements if the Merger had been completed as of December 31, 2018 for the purposes of the balance sheet, and on January 1, 2018 for the purposes of the statement of operations for the year ended December 31, 2018.
Based on the terms of the Merger, C3J is deemed to be the acquiring company for accounting purposes and the transaction will be accounted for as a reverse acquisition under the acquisition method of accounting for business combinations in accordance with accounting principles generally accepted in the United States. Accordingly, the assets and liabilities of AmpliPhi will be recorded as of the Merger closing date at their estimated fair values.
The pro forma adjustments are preliminary and based on management’s estimates of the fair value of the assets acquired and liabilities assumed and have been prepared to illustrate the estimated effect of the acquisition. These estimates are based on the most recently available information. To the extent there are significant changes to the combined company’s business following completion of the Merger, the assumptions and estimates set forth in the unaudited pro forma combined financial statements could change significantly. Accordingly, the pro forma purchase price adjustments are subject to further adjustments as additional information becomes available and as additional analyses are conducted following completion of the Merger. There can be no assurances that these additional analyses will not result in material changes to the estimates of fair value.
The unaudited pro forma combined statement of operations and comprehensive loss for the year ended December 31, 2018 combine the historical statements of operations and comprehensive loss of C3J and AmpliPhi for their respective periods and give pro forma effect to the Merger as if it had been completed on January 1, 2018.
The unaudited pro forma combined financial statements assume an exchange ratio of 0.6892 of AmpliPhi common stock for each share of C3J common stock. The exchange ratio does not give any effect to the AmpliPhi proposed reverse common stock split. The exchange ratio, calculated pursuant to the formulas set forth in the Merger Agreement, is based on the number of shares of C3J common stock and AmpliPhi capital stock on a fully-diluted basis assuming net exercise of all in-the-money warrants and other common stock equivalents as of immediately prior to completion of the Merger.
The unaudited pro forma combined financial statements are based on the application of the exchange ratio to the enterprise market value derived from AmpliPhi’s market value as of  $0.33 per share which is the average closing market price of AmpliPhi’s common stock over the most recent 5 trading days prior to March 14, 2019, which was considered to be representative of the recent publicly-traded stock price for AmpliPhi. The market value of AmpliPhi’s common stock at the completion of the Merger may be more or less than $0.33 per share. No adjustments to the exchange ratio will be made based on changes in the trading price of AmpliPhi’s common stock or the value of C3J capital stock prior to completion of the Merger. As a result, upon closing of the Merger, the value of the shares of AmpliPhi’s common stock issued or issuable to C3J stockholders in connection with the Merger could be substantially less or substantially more than the current market value of AmpliPhi’s common stock.
2. Purchase Price
The preliminary estimated total purchase price of the proposed Merger is as follows (in thousands):
Fair value of AmpliPhi stock outstanding	$10,600
Estimated fair value of in-the-money warrants	400
Total	$11,000

For pro forma purposes, the fair value of AmpliPhi common stock used in determining the purchase price was $0.33 per share which is the average closing market price of AmpliPhi’s common stock over the most recent 5 trading days prior to March 14, 2019, a date close to the proxy filing date. The pro forma information is illustrative only and the total purchase price consideration at closing of the Merger will be adjusted based upon the actual closing price of the common stock of AmpliPhi. A $0.01 increase (decrease) in the per share stock price would increase (decrease) the total purchase price consideration by approximately $317,000. The combined company will expense all transaction costs as incurred.
Under the acquisition method of accounting, the total purchase price is allocated to the acquired tangible and intangible assets and assumed liabilities of AmpliPhi based on their estimated fair values as of the Merger closing date. The excess of the purchase price over the fair value of assets acquired and liabilities assumed, if any, is allocated to goodwill.
The allocation of total preliminary estimated purchase price to the acquired tangible assets and liabilities assumed of AmpliPhi based on the estimated fair values as of December 31, 2018 is as follows (in thousands):
Cash and cash equivalents	$8,157
Fixed assets and prepaid expenses	1,636
Intangible assets	5,430
Deferred tax liability	(1,629)
Assumed liabilities	(2,594)
Total	$11,000

The allocation of the estimated purchase price is preliminary because the proposed Merger has not yet been completed. The final determination of the purchase price allocation is anticipated to be based on the fair values of assets, including identifiable intangible assets acquired, and the fair values of liabilities assumed as of the Merger closing date. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma combined financial statements.

AmpliPhi and C3J believe that the historical values of AmpliPhi’s current assets and current liabilities approximate their fair value based on the short-term nature of such items. AmpliPhi’s property and equipment has an estimated fair value based on the price that would be received to sell these assets in an orderly transaction between market participants around the date of the filing of this proxy. The identifiable intangible assets are AmpliPhi’s technology, which consists primarily of its intellectual property related to its product candidates.
Ampliphi and C3J have preliminarily concluded that the Merger is a business combination pursuant to ASC 805 and thus, will record the fair value of intangible assets. Ampliphi and C3J have not finalized their valuation but have estimated and recorded the intangible assets as a difference between the purchase price and the acquired tangible assets and liabilities. The accounting analysis is preliminary and further analysis and the completion of a valuation may result in a different amount of capitalized intangible asset being recorded as acquired in-process research and development (IPR&D), changes in fair values of property, plant and equipment, and/or recognition of goodwill.
3. Pro Forma Combined Earnings Per Share
The pro forma combined weighted average share outstanding included in the calculation of basic and diluted pro forma combined earnings (loss) per share consists of the following:
Year ended December 31, 2018
Historical C3J weighted average shares	94,320,106
Shares issued to Synthetic Genomics, Inc.	10,480,012
Restricted stock awards vested	650,409
Total shares prior to applying the exchange ratio	105,450,527
Exchange ratio 1:0.6892	0.6892
Total shares after applying the exchange ratio	72,676,503
Add:
Post-merger shares outstanding for AmpliPhi	33,437,333
Shares issued for $10 million financing upon close of the merger	27,877,795
Pro Forma weighted average common shares, basic and diluted	133,991,631

4. Pro Forma Adjustments
The unaudited pro forma combined financial statements include pro forma adjustments to give effect to certain significant transactions as a direct result of the proposed Merger and the acquisition of AmpliPhi by C3J for accounting purposes.
The pro forma adjustments reflecting the completion of the Merger are based upon the preliminary accounting analysis conclusion that the Merger should be accounted for under the acquisition method of accounting and upon the assumptions set forth below.
The unaudited pro forma combined financial statements do not reflect the effect of an anticipated AmpliPhi reverse stock split.
The pro forma adjustments are as follows:
A1: To reflect the elimination of AmpliPhi’s historical stockholders’ equity balances, including accumulated deficit.
A2: To recognize the exchange of 113,250,830 shares of C3J common stock outstanding, including unvested restricted stock awards, immediately prior to the closing of the Merger for 78,057,825 shares of AmpliPhi common stock upon closing of the Merger, and related extinguishment of common stock warrant liabilities in connection with the Merger.

A3: To reflect $10.0 million in proceeds from the sale of Combined Company common stock to investors to be completed immediately after the closing of the Merger.
A4: To reflect the preliminary estimated fair value adjustment to property and equipment acquired in the Merger.
A5: To reflect the preliminary estimated fair value adjustment to intangible assets acquired in the Merger.
A6: To eliminate AmpliPhi’s deferred tax liability related to intangible assets from business combination transactions prior to this merger and record deferred tax liability related to the intangible assets based on its fair value (assumes a 30% tax rate applied to intangible assets acquired).
A7: To reflect vendor payments for strategic advisor, legal, accounting and other direct costs related to the Merger, and related extinguishment and cash payment for liability classified warrants upon closing of the Merger, a portion of which are recorded as liabilities in AmpliPhi’s or C3J’s financial statements as of December 31, 2018.
A8: To accrue for executive severance costs directly related to the Merger which are not recognized in AmpliPhi’s or C3J’s financial statements as of December 31, 2018.
A9: To record a reduction to the value of the Deferred asset acquisition consideration, pursuant to the SGI asset acquisition amended purchase price provisions discussed in Note 12, Asset Acquisition, in the footnotes to the audited C3J financial statements for the years ended December 31, 2018.
A10: To record the extinguishment of the Asset acquisition derivative liability, pursuant to the SGI asset acquisition amended purchase price provisions discussed in Note 12, Asset Acquisition, in the footnotes to the audited C3J financial statements for the years ended December 31, 2018.
B1: To recognize compensation expense related to certain C3J’s restricted stock awards that will begin vesting upon the closing of the Merger for the twelve months ended December 31, 2018.

PRINCIPAL SHAREHOLDERS OF AMPLIPHI
Information with respect to the beneficial ownership of AmpliPhi’s common stock as of February 28, 2019 for
(i)
each person, or group of affiliated persons, who are known by us to beneficially own more than 5% of the outstanding shares of AmpliPhi common stock

(ii)
each of AmpliPhi’s directors

(iii)
each of AmpliPhi’s named executive officers, and

(iv)
all current directors and executive officers of AmpliPhi as a group, is set forth under Item 12 of Part III of the AmpliPhi 10-K under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”, which section is incorporated by reference into this proxy statement.

PRINCIPAL SHAREHOLDERS OF C3J THERAPEUTICS
The following table sets forth the amount and percentage of the outstanding shares of C3J common, which, according to the information supplied to C3J and provided to AmpliPhi, are beneficially owned by (i) each person known by C3J to be the beneficial owner of more than 5% of outstanding shares of C3J common stock, (ii) each of C3J’s directors, (iii) each of C3J’s executive officers and (iv) all current directors and executive officers as a group. Beneficial ownership is stated as of December 31, 2018.
This table is based on information supplied by C3J’s officers and directors, and information regarding C3J’s principal shareholders based on C3J’s corporate records. Except as indicated in footnotes to this table, C3J believes that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information currently known to C3J. Unless otherwise indicated, the address for each of the shareholders in the table below is c/o C3J Therapeutics, Inc., 4503 Glencoe Avenue, Marina del Rey, CA 90292.
The number of shares beneficially owned by each entity, person, director, executive officer or selling shareholder is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of December 31, 2018 through the exercise of any stock option or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common and preferred stock held by that person.
The percentage of shares beneficially owned is based on 102,770,818 shares of C3J common stock outstanding as of December 31, 2018.
Shares of C3J common stock subject to options or other rights that are currently vested or exercisable or that will become vested or exercisable within 60 days after December 31, 2018, are deemed to be beneficially owned by the person holding such options or other rights for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage of any other person.
Additionally, the table sets forth each such person’s percentage ownership of the combined company immediately upon the consummation of the Merger, assuming the Merger had closed on December 31, 2018, after giving effect to the issuance of the shares issuable pursuant to the Merger Agreement, the conversion of C3J Stock Options to options of AmpliPhi, and the Financing anticipated to occur in connection with the closing of the Merger.
All share numbers in this table are subject to adjustment to account for the Reverse Split.
	Pre-Merger		Post-Merger(8)
NAME OF BENEFICIAL OWNER	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
5% and Greater Stockholders(1)
Renaissance Holding Company(2)	25,660,016	25.0%	17,686,095	12.7%
Delta Dental of California(3)	14,027,110	13.7%	13,849,816	9.9%
Corvesta, Inc.(4)	12,851,163	12.5%	8,857,629	6.4%
Delta Dental of Wisconsin(5)	12,839,291	12.5%	22,788,343	16.4%
Wyssta Investments, Inc.(6)	9,703,704	9.5%	6,688,251	4.8%
Directors and Executive Officers
Todd Patrick(7)	5,070,844	4.9%	3,495,065	2.5%
Brian Varnum, Ph.D.(7)	1,500,000	1.5%	1,033,871	*
Duane Morris(7)	680,000	*	468,688	*
David Goesling	780,000	*	537,613	*
H. Stewart Parker(7)	297,959	*	205,367	*

	Pre-Merger		Post-Merger(8)
NAME OF BENEFICIAL OWNER	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned	Total Beneficial Ownership	Percentage of Common Stock Beneficially Owned
Laura Czelada	—	*	—	*
Richard Bastiani, Ph.D.(7)	297,959	*	205,367	*
Richard P. Bisson(7)	281,559	*	194,064	*
Frederick Eichmiller	—	*	—	*
Steven J. Semmelmayer(7)	281,559	*	194,064	*
Wenyuan Shi, Ph.D.	2,500,000	2.3%	1,723,118	1.2%
All current executive officers and directors as a group (11 persons)	11,689,880	11.14%	8,057,218	5.69%

*
Indicates beneficial ownership of less than 1%

(1)
Based solely upon C3J’s books and records. C3J believes that the shareholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them.

(2)
The address for Renaissance Holding Company (“Renaissance”) is 4100 Okemos Road, Okemos, MI 48864. While the Chief Executive Officer of Renaissance has limited power to act on behalf of Renaissance, including to vote, direct the voting of and/or to direct the disposition of securities, such matters are typically voted on and approved by the board of directors of Renaissance.

(3)
The address for Delta Dental of California is 560 Mission Street, Suite 1300, San Francisco, CA 94105.

(4)
The address for Corvesta, Inc. is 4818 Starkey Road, Roanoke, VA 24018.

(5)
The address for Delta Dental of Wisconsin is 2801 Hoover Road, Stevens Point, WI 54481. Frederick Eichmiller is a member of C3J’s board of directors and also serves as Vice President and Science Officer of Dental Director at Delta Dental of Wisconsin. The President and CEO of Delta Dental of Wisconsin has sole dispositive and voting power over all of the shares held by Delta Dental of Wisconson and Wyssta Investments, Inc. Dr. Eichmiller disclaims beneficial ownership of the shares held by Delta Dental of Wisconsin except to the extent of his pecuniary interest therein.

(6)
The address for Wyssta Investments, Inc. is 2801 Hoover Road, Stevens Point, WI 54481. Wyssta Investments, Inc. is a wholly owned subsidiary of Delta Dental of Wisconsin. The President and CEO of Delta Dental of Wisconsin has sole dispositive and voting power over all of the shares held by Delta Dental of Wisconson and Wyssta Investments, Inc.

(7)
Shares held includes all restricted shares awarded, including the following unvested restricted shares: 3,934,482 for Mr. Patrick, 652,000 for Dr. Varnum, 530,000 for Mr. Morris, 780,000 for Mr. Goesling, and 281,559 for each of Ms. Parker, Dr. Bastiani, Mr. Bisson, and Mr. Semmelmeyer. Shares held includes all vested stock options, including 1,136,362 for Mr. Patrick, 848,000 for Dr. Varnum, 150,000 for Mr. Morris, and 16,400 for each of Ms. Parker and Dr. Bastiani. None of the directors or officers listed have stock options that vest within 60 days of December 31, 2018.

(8)
In addition, following the consummation of the merger and related equity financing, Delta Dental of South Dakota, which currently holds 1.3% of C3J’s common stock, will hold approximately 10,673,780 shares, or 7.66%, of the combined company, and Synthetic Genomics, Inc., which does not currently hold any shares of C3J’s common stock, will hold approximately 7,223,319 shares, or 5.2%, of the combined company.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for shareholder meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of shareholder meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
A number of brokers with account holders who are AmpliPhi shareholders will be “householding” AmpliPhi’s proxy materials. A single set of meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of shareholder meeting materials, please notify your broker or AmpliPhi. Direct your written request to AmpliPhi Biosciences Corporation, Attn: Investor Relations, 3579 Valley Centre Drive, Suite 100, San Diego, California 92130 or our Investor Relations department at (858) 800-4869. Shareholders who currently receive multiple copies of shareholder meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.
FUTURE SHAREHOLDER PROPOSALS
To be considered for inclusion in our proxy materials for our 2019 Annual Meeting of Shareholders, your proposal must be submitted in writing to our Secretary at AmpliPhi Biosciences Corporation, 3579 Valley Centre Drive, Suite 100, San Diego, California 92130 by (i) July 12, 2019, or (ii) if the date of our 2019 Annual Meeting of Shareholders is more than 30 days before the one-year anniversary of the date of our 2018 annual meeting of shareholders, by a date that constitutes a reasonable time before we print and send our proxy materials to shareholders, which will be disclosed in a report filed by us with the SEC. If you wish to submit a proposal (including a director nomination) that is not to be included in this year’s annual meeting proxy materials, your proposal generally must be submitted in writing to the same address not fewer than 60 nor more than 90 days prior to the date approved by the board of directors to hold the 2019 Annual Meeting of Shareholders; provided, that if we provide less than 60 days’ notice of such date, your proposal (including a director nomination) must be received by our Secretary not later than the tenth day following the day on which the notice of the date of the 2019 Annual Meeting of Shareholders is mailed or publicly disclosed. Please review our current bylaws, which contain additional requirements regarding advance notice of shareholder proposals and nominations.

WHERE YOU CAN FIND MORE INFORMATION
AmpliPhi files annual, quarterly and special reports, proxy statements and other information with the SEC. AmpliPhi SEC filings are also available to the public from commercial document retrieval services and on the website maintained by the SEC at http://www.sec.gov.
In addition, the SEC allows AmpliPhi to disclose important information to you by referring you to other documents filed separately with the SEC. This information is considered to be a part of this proxy statement, except for any information that is superseded by information included directly in this proxy statement or incorporated by reference subsequent to the date of this proxy statement as described below.
INFORMATION INCORPORATED BY REFERENCE
This proxy statement incorporates by reference the documents listed below that AmpliPhi has previously filed with the SEC (other than, in each case, documents or information deemed to have been furnished and not filed in accordance with SEC rules). They contain important information about AmpliPhi and its financial condition.
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on March 25, 2019;

•
Current Reports on Form 8-K filed with the SEC on January 4, 2019, January 14, 2019, January 15, 2019 and February 7, 2019; and

•
the description of AmpliPhi’s common stock contained in its registration statement on Form 8-A, filed with the SEC on August 18, 2015, including all amendments and reports filed for the purpose of updating such description.

To the extent that any information contained in any report on Form 8-K, or any exhibit thereto, was furnished to, rather than filed with, the SEC by AmpliPhi, such information or exhibit is specifically not incorporated by reference.
In addition, AmpliPhi incorporates by reference any future filings it may make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting (excluding any current reports on Form 8-K to the extent disclosure is furnished and not filed). Those documents are considered to be a part of this proxy statement, effective as of the date they are filed. In the event of conflicting information in these documents, the information in the latest filed document should be considered correct.
AmpliPhi has supplied all information contained in this proxy statement relating to AmpliPhi, and C3J has supplied all information contained in this proxy statement relating to C3J.
If you would like to request documents from AmpliPhi or C3J, please send a request in writing or by telephone to either AmpliPhi or C3J at the following addresses:
AmpliPhi Biosciences Corporation
3579 Valley Centre Drive, Suite 100
San Diego, California 92130
Attn: Steve R. Martin, Chief Financial Officer
Telephone: (858) 829-0829
Email: sm@ampliphibio.com

C3J Therapeutics, Inc.
4503 Glencoe Avenue
Marina del Rey, California 90292
Telephone: (310) 665-2928

C3J THERAPEUTICS, INC.
INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm
To the Stockholders and the Board of Directors of C3J Therapeutics, Inc.
Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of C3J Therapeutics, Inc. (the Company) as of December 31, 2018 and 2017, the related consolidated statements of operations and comprehensive loss, stockholders’ equity, and cash flows for the years then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2018 and 2017, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.
The Company’s Ability to Continue as a Going Concern
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses and negative cash flows from operations and has stated that substantial doubt exists about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management’s plans regarding these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Company’s auditor since 2019.
San Diego, California
March 25, 2019

C3J Therapeutics, Inc.

Consolidated Balance Sheets
	December 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$9,663,000	$11,376,000
Available-for-sale securities	—	9,651,000
Prepaid expenses and other current assets	697,000	360,000
Total current assets	10,360,000	21,387,000
Restricted cash	800,000	900,000
Property and equipment, net	3,249,000	3,822,000
Other assets	136,000	136,000
Total assets	$14,545,000	$26,245,000
Liabilities and stockholders’ equity
Current liabilities
Accounts payable and accrued expenses	$727,000	$470,000
Deferred rent	335,000	288,000
Deferred asset acquisition consideration	970,000	—
Total current liabilities	2,032,000	758,000
Deferred rent, net of current portion	810,000	1,144,000
Deferred asset acquisition consideration, net of current portion	2,892,000	—
Asset acquisition derivative liability	1,117,000	—
Total liabilities	6,851,000	1,902,000
Commitments and Contingencies (Note 9)
Stockholders’ equity
Common stock, no par value; 150,000,000 authorized and 102,770,818 shares issued and outstanding at December 31, 2018; 150,000,000 authorized and 102,852,133 shares issued and outstanding at December 31,2017	145,736,000	145,690,000
Other comprehensive loss	—	(7,000)
Accumulated deficit	(138,042,000)	(121,340,000)
Total stockholders’ equity	7,694,000	24,343,000
Total liabilities and stockholders’ equity	$14,545,000	$26,245,000

The accompanying notes are an integral part of these consolidated financial statements.

C3J Therapeutics, Inc.
Consolidated Statements of Operations and Comprehensive Loss
	Year Ended December 31,
	2018	2017
Operating expenses
Research and development	$8,372,000	$12,749,000
Acquired in-process research and development	6,767,000	—
General and administrative	2,519,000	2,709,000
Total operating expenses	17,658,000	15,458,000
Loss from operations	(17,658,000)	(15,458,000)
Other income (expense)
Interest and investment income	245,000	202,000
Interest expense	(1,013,000)	—
Change in fair value of asset acquisition derivative liability	1,724,000	—
Gain on disposition of subsidiary	—	129,000
Foreign exchange loss	—	(1,000)
Total other income (expense), net	956,000	330,000
Net loss	(16,702,000)	(15,128,000)
Loss on currency translation of foreign operations	—	(1,000)
Unrealized gain on available-for-sale securities	7,000	—
Comprehensive loss	$(16,695,000)	$(15,129,000)
Per share information:
Net loss per share, basic and diluted	$(0.18)	$(0.16)
Weighted average shares outstanding, basic and diluted	94,320,106	94,320,106

The accompanying notes are an integral part of these consolidated financial statements.

C3J Therapeutics, Inc.
Consolidated Statements of Stockholders’ Equity
	Stockholders’ Equity
	Common Stock		Accumulated Deficit	Accumulated Other Comprehensive (Loss) Income	Total Stockholders’ Equity
	Shares	Amount
Balances, December 31, 2016	103,173,633	$145,417,000	$(106,212,000)	$125,000	$39,330,000
Grant of restricted stock awards	10,000	—	—	—	—
Forfeiture of restricted stock awards	(331,500)	—	—	—	—
Stock-based compensation expense	—	273,000	—	—	273,000
Net loss	—	—	(15,128,000)	—	(15,128,000)
Conversion of cumulative foreign currency translation adjustment to realized gain	—	—	—	(131,000)	(131,000)
Foreign currency translation	—	—	—	(1,000)	(1,000)
Balances, December 31, 2017	102,852,133	145,690,000	(121,340,000)	(7,000)	24,343,000
Grant of restricted stock awards	342,500	—	—	—	—
Forfeiture of restricted stock awards	(423,815)	—	—	—	—
Stock-based compensation	—	46,000	—	—	46,000
Net loss	—	—	(16,702,000)	—	(16,702,000)
Unrealized gain on available-for-sale securities	—	—	—	7,000	7,000
Balances, December 31, 2018	102,770,818	$145,736,000	$(138,042,000)	$—	$7,694,000

The accompanying notes are an integral part of these consolidated financial statements.

C3J Therapeutics, Inc.
Consolidated Statements of Cash Flows
	Year Ended December 31,
	2018	2017
Operating activities:
Net loss	$(16,702,000)	$(15,128,000)
Adjustments required to reconcile net loss to net cash used in operating activities:
Acquired in-process research and development	5,691,000	—
Depreciation	1,351,000	1,534,000
Stock-based compensation	46,000	273,000
Non-cash interest expense	1,013,000	—
Change in fair value of asset acquisition derivative liability	(1,724,000)	—
Elimination of currency translation adjustment	—	(134,000)
Loss on sale of property and equipment	145,000	—
Amortization of premiums on available-for-sale securities	33,000	154,000
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(337,000)	156,000
Accounts payable and accrued expenses	144,000	(452,000)
Deferred rent	(287,000)	(245,000)
Net cash used in operating activities	(10,627,000)	(13,842,000)
Investing activities:
Purchase of available-for-sale securities	(3,392,000)	(26,899,000)
Proceeds from sale and maturities of available-for-sale securities	13,016,000	24,993,000
Purchases of property and equipment	(875,000)	(546,000)
Proceeds from sale of property and equipment	65,000	—
Net cash provided by (used in) investing activities	8,814,000	(2,452,000)
Financing activities:
Net cash provided by financing activities	—	—
Effect of exchange rate changes	—	(1,000)
Net decrease in cash, cash equivalents and restricted cash	(1,813,000)	(16,295,000)
Cash, cash equivalents and restricted cash
Beginning of year	12,276,000	28,571,000
End of year	$10,463,000	$12,276,000
Supplemental schedule of non-cash investing activities:
Property and equipment included in accounts payable	$113,000	$—
The following table provides a reconciliation of cash, cash equivalents, and restricted cash reported within the consolidated balance sheets that sum to the total of the same amounts shown in the consolidated statements of cash flows:
	Year Ended December 31,
	2018	2017
Cash and cash equivalents	$9,663,000	$11,376,000
Restricted cash	800,000	900,000
Cash, cash equivalents and restricted cash	$10,463,000	$12,276,000

The accompanying notes are an integral part of these consolidated financial statements.

C3J Therapeutics, Inc.

Notes to Consolidated Financial Statements
1.   Organization and Description of the Business
C3J Therapeutics, Inc. (the “Company” or “C3J”) is a biotechnology company in the business of developing and commercializing targeted, or pathogen-specific antimicrobials that treat and prevent diseases caused by microbial dysbiosis. The Company was incorporated under the laws of the state of California on November 4, 2005 as C3 Jian, Inc. Effective February 26, 2016, the Company reincorporated under the laws of the state of Washington as C3J Therapeutics, Inc. As part of this process, the California entity was converted to C3 Jian, LLC and became a wholly owned subsidiary of C3J. The Company had another wholly owned subsidiary in China, Chengdu Sen Nuo Wei Biotechnology Company, Ltd. which ceased operations in 2015 and was divested in December 2017 (Note 15).
As discussed in more details in Note 16, Subsequent Event, in January 2019, the Company announced that it entered into a merger agreement with AmpliPhi Biosciences Corporation (“AmpliPhi”), a publicly traded clinical stage biotechnology company focused on the development of novel targeted antimicrobials in an all-stock transaction, subject to AmpliPhi shareholder approval. In addition, certain existing C3J shareholders have committed to invest $10 million in the combined company, subject to customary conditions.
2.   Liquidity
The Company has prepared its consolidated financial statements on a going concern basis, which assumes that the Company will realize its assets and satisfy its liabilities in the normal course of business. However, the Company has incurred net losses since its inception and has negative operating cash flows. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the outcome of the uncertainty concerning the Company’s ability to continue as a going concern.
As of December 31, 2018, the Company had unrestricted cash and cash equivalents of  $9.7 million. Considering the Company’s current cash resources, management believes the Company’s existing resources, without considering any effect on the pending merger with AmpliPhi and related financing, will be sufficient to fund the Company’s planned operations into mid-2019. For the foreseeable future, the Company’s ability to continue its operations is dependent upon its ability to obtain additional capital.
3.   Significant Accounting Policies
Basis of Presentation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the amounts reported in its consolidated financial statements and accompanying notes. On an ongoing basis, management evaluates these estimates and judgments, which are based on historical and anticipated results and trends and on various other assumptions that management believes to be reasonable under the circumstances. By their nature, estimates are subject to an inherent degree of uncertainty and, as such, actual results may differ from management’s estimates.
Cash and Cash Equivalents
Cash and cash equivalents consist primarily of deposits and money market funds with commercial banks and financial institutions. The Company considers all highly liquid investments with a maturity date at the date of purchase of three months or less to be cash equivalents.

Restricted Cash
Restricted cash includes cash on deposit with a financial institution which is held in connection with a lease agreement and is maintained in a separate account and restricted from use by the lease agreement.
Available-For-Sale Securities
Investments consist of United States government treasury notes and corporate bonds.
Investments designated as available-for-sale securities are carried at fair value, which is based on quoted market prices for such securities, if available, or is estimated on the basis of quoted market prices of financial instruments with similar characteristics. Unrealized gains and losses of the Company’s available-for-sale securities are excluded from earnings and are reported as a component of comprehensive income (loss).
Investments with original maturities greater than 90 days and remaining maturities of less than one year are normally classified within Short-term investments. In addition, investments with maturities beyond one year may be classified within Short-term investments if they are highly liquid in nature and represent the investment of cash that is available for current operations.
The specific identification method is used to determine the cost of securities disposed of, with realized gains and losses reflected in Interest and investment income in our consolidated statements of operations and comprehensive loss.
Fair Value of Financial Instruments
The carrying amounts of cash equivalents, other current assets, accounts payable, and accrued liabilities approximate fair value because of the short-term nature of these instruments.
Property and Equipment
Property and equipment are recorded at cost and depreciated over their estimated useful lives using the straight-line method. Maintenance and repairs that do not improve or extend the lives of the respective assets are expensed to operations as incurred.
Upon disposal, retirement, or sale of an asset, the related cost and accumulated depreciation is removed from the accounts and any resulting gain or loss is included in the results of operations. Estimated useful lives for property and equipment are as follows:
Estimated Useful Lives
Laboratory equipment	5 years
Furniture and fixtures	7 years
Office and computer equipment	3 – 5 years
Leasehold improvements	Shorter of lease term or useful life
Impairment of Long-Lived Assets
The Company reviews long-lived assets for impairment when events or changes in circumstances indicate the carrying value of the assets may not be recoverable. Recoverability is measured by comparison of the book values of the assets to future net undiscounted cash flows that the assets or the asset groups are expected to generate. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the book value of the assets exceed their fair value, which is measured based on the estimated discounted future net cash flows arising from the assets or asset groups. No impairment losses have been recorded through December 31, 2018.
Derivative Liabilities
Derivative liabilities are accounted for in accordance with the applicable accounting guidance provided in ASC 815 — Derivatives and Hedging based on the specific terms of the agreements. Derivative liabilities are recorded at fair value at each reporting period with any change in fair value recognized as a component of change in fair value of asset acquisition derivative liability in the consolidated statements of operations and comprehensive loss.

Revenue Recognition
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU creates a single source of revenue guidance for companies in all industries. The new standard provides guidance for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers, unless the contracts are within the scope of other accounting standards. This guidance, as amended, must be adopted using either a full retrospective approach for all periods presented or a modified retrospective approach and will be effective for fiscal years beginning after December 15, 2017 with early adoption permitted. The Company adopted this ASU effective January 1, 2018 using the modified retrospective method. The adoption of standard did not have any impact on the Company’s operations as they Company did not have any remaining revenue contracts as of January 1, 2018.
The Company recognizes revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which it expects to be entitled in exchange for those goods or services. To determine revenue recognition for contracts with customers, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies its performance obligations. At contract inception, the Company assesses the goods or services agreed upon within each contract and assess whether each good or service is distinct and determine those that are performance obligations. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied. During the year ended December 31, 2018 the company did not recognize revenue or deferred revenue from contracts with customers.
Research and Development Costs
Research and development (“R&D”) costs consist primarily of direct and allocated salaries, incentive compensation, stock-based compensation and other personnel-related costs, facility costs, and third-party services. Third party services include studies and clinical trials conducted by Clinical Research Organizations. R&D activities are expensed as incurred. The Company records accruals for estimated ongoing clinical trial expenses. When evaluating the adequacy of the accrued liabilities, the Company analyzes progress of the studies, including the phase or completion of events, invoices received and contracted costs. Judgments and estimates are made in determining the accrued balances at the end of the reporting period.
Acquired in-process research and development expense
The Company expenses acquired in-process research and development in connection with an asset acquisition when there is no alterative future use. Acquired in-process research and development expense of $6.8 million consists of the estimated fair value of the assets acquired and consideration given in connection with the acquisition of the Synthetic Phage Platform. As the assets acquired were in the research and development phase and were determined to not have any alternative future use, it was expensed as acquired in-process research and development.
Stock-Based Compensation
Compensation expense related to stock options granted to employees and non-employees is measured at the grant date based on the estimated fair value of the award and is recognized using the accelerated attribution method over the requisite service period. Forfeitures are recognized as a reduction of stock-based compensation expense as they occur. Stock-based compensation expense for an award with a performance condition is recognized when the achievement of such performance condition is determined to be probable. If the outcome of such performance condition is not determined to be probable or is not met, no compensation expense is recognized and any previously recognized compensation expense is reversed.
Income Taxes
The Company utilizes the asset and liability method of accounting for income taxes. Deferred income taxes are recognized for the future tax consequences of temporary differences using enacted statutory tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Temporary differences include the differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities and net operating loss and tax credit carryforwards. The effect on deferred taxes of a change in tax rates is recognized in income (expense) in the period that includes the enactment date. The Company evaluates the likelihood that deferred tax assets will be recovered from future taxable income. Valuation allowances are provided if, based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.
The Company’s income tax returns are based on calculations and assumptions that are subject to examination by the Internal Revenue Service and other tax authorities. In addition, the calculation of tax liabilities involves dealing with uncertainties in the application of complex tax regulations. The Company recognizes liabilities for uncertain tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely of being realized upon settlement. The Company does not have a liability for unrecognized tax benefits at December 31, 2018 and 2017.
Comprehensive Loss
Comprehensive loss consists of net loss and other comprehensive income (loss). Other comprehensive income (loss) includes cumulative foreign currency translation adjustments and unrealized gains or losses on the Company’s investments in marketable securities.
Foreign Currency Translations and Transactions
The reporting currency of the Company is the U.S. dollar. The functional currency of the Company’s subsidiary in China is the Renminbi. Assets and liabilities of the Company’s subsidiary are translated into U.S. dollars using the exchange rate at the balance sheet date. Expenses are translated at average exchange rates prevailing during the year. The gains and losses resulting from the translation of financial statements of the Company’s subsidiary are recorded as a separate component of accumulated other comprehensive income (loss) within stockholders’ equity.
Net foreign currency transaction gains or losses arising from transactions denominated in currencies other than the local functional currency are included in other income (expense) in the consolidated statement of operations.
The Company’s subsidiary in China was sold in the fourth quarter of 2017.
Basic and Diluted Net Loss per Share
Basic net loss per share is calculated by dividing the net loss by the weighted average number of common shares outstanding for the period, without consideration for common stock equivalents. Diluted net loss per share is computed by dividing the net loss by the weighted average number of common shares and common stock equivalents outstanding for the period determined using the treasury stock method. For purposes of this calculation, stock options and restricted stock awards are considered to be common stock equivalents but are not included in the calculations of diluted net loss per share for the periods presented as their effect would be antidilutive. The Company incurred net losses for all periods presented and there were no reconciling items for potentially dilutive securities.
Concentrations of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and investments at financial institutions, which often exceed the Federal Deposit Insurance Corporation (FDIC) limit. The Company places its cash with high-quality financial institutions and believes it is not exposed to any significant credit risk.
Recent Accounting Pronouncements Not Yet Adopted
In February 2015, the FASB issued ASU No. 2016-02, Leases (Topic 842), which amends the FASB Accounting Standards Codification and creates Topic 842, “Leases.” The new topic supersedes Topic 840,

“Leases,” and increases transparency and comparability among organizations by recognizing right-of-use (“ROU”) assets and lease liabilities on the balance sheet and requires disclosures of key information about leasing arrangements. The guidance is effective for reporting periods beginning after December 15, 2018 and mandates a modified retrospective transition method with practical expedients available. The Company plans to implement the guidance on January 1, 2019 using a modified retrospective transition basis for leases existing as of the period of adoption. The Company plans to utilize the practical expedients to carry forward its historical assessment of whether existing agreements are or contain a lease and the classification of the Company’s existing lease arrangements. Although the Company has not fully completed assessing the impact of the adoption of this standard, the Company expects that its real-estate operating lease commitments will be recognized as lease liabilities with corresponding right-of-use assets upon adoption, resulting in an increase in the assets and liabilities of the consolidated balance sheet. The Company expects that the adoption will have a material impact on our consolidated financial statements.
Recently Adopted Accounting Standards
In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606). The ASU creates a single source of revenue guidance for companies in all industries. The new standard provides guidance for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers, unless the contracts are within the scope of other accounting standards. It also provides a model for the measurement and recognition of gains and losses on the sale of certain nonfinancial assets. This guidance, as amended, must be adopted using either a full retrospective approach for all periods presented or a modified retrospective approach and is effective for fiscal years beginning after December 15, 2017 with early adoption permitted. The Company adopted this ASU as of January 1, 2018 using the modified retrospective approach. Adoption of this ASU did not have a material impact on the Company’s consolidated financial statements as the Company did not have any revenue generating contracts upon adoption.
In August 2016, the FASB issued ASU No. 2016-15, Cash Flow Statements, Classification of Certain Cash Receipts and Cash Payments, which addresses eight specific cash flow classification issues with the objective of reducing diversity in practice. The amendments are effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company adopted this ASU as of January 1, 2018 and the adoption did not have an impact on the Company’s consolidated financial statements.
In November 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2016-18, Statement of Cash Flows: Restricted Cash, which requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. This guidance was effective for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company adopted this guidance on January 1, 2018, using a retrospective transition method. The adoption of this ASU impacted the presentation of cash flows, with inclusion of restricted cash flows for each of the presented periods.
In July 2017, the FASB issued ASU No. 2017-11, which amends the FASB Accounting Standards Codification. Part I of ASU No. 2017-11, Accounting for Certain Financial Instruments with Down Round Features, changes the classification analysis of certain equity-linked financial instruments (or embedded features) with down round features. The guidance is effective for reporting periods beginning after December 15, 2019 and interim periods within those fiscal years with early adoption permitted. The Company elected to early adopt this ASU as of January 1, 2018 and the adoption did not have an impact on the Company’s consolidated financial statements.
In June 2018, the FASB issued ASU No. 2018-07, Compensation - Stock Compensation (Topic 718): Improvements to Nonemployee Share-Based Payment Accounting, which amends the FASB Accounting Standards Codification in order to simplify the accounting for share-based payments granted to nonemployees for goods and services. Under the ASU, most of the guidance on such payments to nonemployees will be aligned with the requirements for share-based payments granted to employees. The guidance mandates the modified retrospective approach and is effective for annual and interim reporting periods beginning after December 31, 2018, with early adoption permitted. The Company elected to early adopt this ASU as of June 30, 2018 and the adoption did not have an impact on the Company’s consolidated financial statements.
4.   Investments
The following table summarizes our short term available-for-sale investments as of December 31, 2017. We did not have any available-for-sale investments as of December 31, 2018.
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2017
Corporate bonds	$9,658,000	$—	$(7,000)	$9,651,000
Total	$9,658,000	$—	$(7,000)	$9,651,000

There were no other-than-temporary impairments recognized in accumulated other comprehensive income (loss) as of December 31, 2018 and 2017.
The Company has the right to sell investments prior to the stated contractual maturity date. The proceeds from sales and maturities of available-for-sale securities were $13,016,000  and $24,993,000 for the years ended December 31, 2018 and 2017, respectively. The gross realized gains (losses) that have been included in earnings as a result of those sales were not material for the years ended December 31, 2018 and 2017.
5.   Fair Value of Financial Assets and Liabilities
The guidance regarding fair value measurements prioritizes the inputs used in measuring fair value and establishes a three-tier value hierarchy that distinguishes among the following:
•
Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

•
Level 2 — Valuations based on quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and models for which all significant inputs are observable, either directly or indirectly.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Company estimates the fair values of derivative liabilities utilizing Level 3 inputs. No derivative liabilities have been transferred between the classification levels. Estimating the fair values of derivative liabilities requires the use of significant and subjective inputs that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors.

The recurring fair value measurements of the Company’s financial assets and liabilities at December 31, 2018 and 2017 consisted of the following:
	Quoted Prices in Active Markets for Identical Items (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
December 31, 2018
Assets
Money market funds	$9,430,000	$—	$—	$9,430,000
Total assets	$9,430,000	$—	$—	$9,430,000
Liabilities
Asset acquisition derivative liability	$—	$—	$1,117,000	$1,117,000
Total liabilities	$—	$—	$1,117,000	$1,117,000
December 31, 2017
Assets
Money market funds	$4,332,000	$—	$—	$4,332,000
Corporate bonds	—	9,651,000	—	9,651,000
Total assets	$4,332,000	$9,651,000	$—	$13,983,000

The estimated fair value of the corporate bonds was determined on the basis of vendor- or broker-provided indicative prices developed using observable market data and is considered Level 2 in the fair value hierarchy.
The following table sets forth a summary of changes in the fair value of the Company's derivative liability:
Asset Acquisition Derivative Liability
Balance, December 31, 2017	$—
Establishment of derivative liability associated with asset acquisition	2,841,000
Changes in estimated fair value fair value of derivative liability	(1,724,000)
Balance, December 31, 2018	$1,117,000

We estimate the fair value of this derivative by forecasting the timing and likelihood of the events occurring and discounting the probability adjusted payments using an appropriate discount based on market interest rates and our own non-performance risk as required by ASC 820 – Fair Value Measurement.
6.   Net Loss per Share
The following outstanding securities at December 31, 2018 and 2017 have been excluded from the computation of diluted weighted average shares outstanding for the years ended December 31, 2018 and 2017, as they would have been anti-dilutive:
	Year Ended December 31,
	2018	2017
Options	2,766,675	3,162,583
Restricted Stock Awards	8,450,712	8,532,027
Total	11,217,387	11,694,610

7.   Balance Sheet Details
Property and Equipment, net
Property and equipment consisted of the following:
	December 31,
	2018	2017
Laboratory equipment	$6,990,000	$6,655,000
Furniture and fixtures	627,000	627,000
Office and computer equipment	260,000	236,000
Leasehold improvements	3,266,000	3,266,000
Total	11,143,000	10,784,000
Less: accumulated depreciation and amortization	(7,894,000)	(6,962,000)
Property and equipment, net	$3,249,000	$3,822,000

Depreciation expense totaled $1,351,000 and $1,534,000 for the years ended December 31, 2018 and 2017, respectively.
Accounts Payable and Accrued Liabilities
Accounts payable and accrued liabilities consisted of the following:
	December 31,
	2018	2017
Accounts payable	$415,000	$154,000
Accrued compensation	191,000	181,000
Other accrued expenses	121,000	135,000
	$727,000	$470,000

8.   Income Taxes
As a result of net operating losses and the inability to record a benefit for its deferred income tax assets, the Company’s income tax provision for the years ended December 31, 2018 and 2017 consists of minimum state taxes that are not significant. The differences between the Company’s effective tax rate of 0% and the U.S. federal statutory tax rate were as follows:
	December 31,
	2018	2017
U.S. federal statutory income tax rate	21.0%	34.0%
Adjustments for tax effects of:
State income taxes, net of federal tax	7.0%	13.8%
Change in tax rate	0.0%	(97.0)%
Stock-based compensation	0.0%	(7.9)%
Loss on sale of foreign subsidiary	0.0%	6.6%
Change in valuation allowance	(28.0)%	50.5%
Effective income tax rate	0.0%	0.0%

The tax effects of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities consisted of the following at December 31, 2018 and 2017 (in thousands):
	December 31,
	2018	2017
Deferred tax assets:
Net operating loss carryforwards	$17,035,000	$13,801,000
Capitalized research and development	15,504,000	15,502,000
Deferred consideration	313,000	—
Stock-based compensation	934,000	927,000
Depreciation and amortization	1,237,000	80,000
Deferred rent	189,000	226,000
Other	906,000	904,000
	36,118,000	31,440,000
Valuation allowance	(36,118,000)	(31,440,000)
Total deferred tax assets	$—	$—
The Company’s net operating loss carryforwards at December 31, 2018 are $61.3 million and $59.5 million for federal and state income tax purposes, respectively. Federal and state net operating loss carryforwards are available to offset future taxable income, if any, and will begin to expire in 2026 to 2028, respectively. The federal NOL’s generated in tax years 2018 and forward will carryforward indefinitely. The Company sold its subsidiary in China during 2017 and therefore has no operating loss carryforwards for China tax purposes as of December 31, 2017.
The ability of the Company to utilize net operating losses carryforwards to reduce future domestic taxable income and domestic income tax is subject to various limitations under the Internal Revenue Code (Code). The utilization of such carryforwards may be limited upon the occurrence of certain ownership changes during any three-year period resulting in an aggregate change of more than 50% in beneficial ownership. As of December 31, 2018, management does not believe that a more-than-50% ownership change has occurred. Future equity transactions by the Company, or by 5% of stockholders, could cause a more-than-50% ownership change and, therefore, trigger a limitation on the annual utilization of net operating losses.
The Company has generated federal and California state income tax losses in all years since its inception. Accordingly, management has determined that significant negative evidence precludes the Company from recording a net deferred tax asset for financial statement purposes as it is more likely than not that its deferred tax assets will not be realized.
On December 22, 2017, the United States government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act significantly revises the existing tax law by, among other things, lowering the United States corporate income tax rate from 35% to 21% beginning in 2018. The Company reviewed and incorporated the impact of the Tax Act in its tax calculations and disclosures. The primary impact on the Company stems from the re-measurement of its deferred taxes at the new corporate tax rate of 21%, which reduced the Company’s net deferred tax assets, before valuation allowance, by $14.6 million. However, this amount was fully offset by a valuation allowance and no net income tax expense or benefit was recorded in the consolidated financial statements. This net tax expense of  $0 represents a provisional amount and was the Company’s best estimate. As a result of the change in tax rate during 2017, the valuation allowance decreased for the year ended December 31, 2017 by $7.6 million. As of December 31, 2018, the Company has completed its evaluation of the potential impacts of the Tax Reform Act and there was no change to the Company’s previous analysis
The Company files income tax returns in the U.S. federal jurisdiction, state of California and certain foreign jurisdictions. As of December 31, 2018 the Company is no longer subject to U.S. federal income tax examinations for tax years ended on or before December 31, 2013 or to California state income tax examinations for tax years ended on or before December 31, 2012. However, to the extent allowed by law, the tax authorities may have the right to examine prior periods where net operating losses or tax credits were generated and carried forward, and make adjustments up to the amount of the net operating loss or credit carryforward.
The Company did not have a liability for unrecognized tax benefits at December 31, 2018 and 2017.
The Company’s policy is to classify interest and penalties on uncertain tax positions as a component of tax expense. As of December 31, 2018, the Company has no accrued interest or penalties related to uncertain tax positions.
9.   Commitments and Contingencies
Operating Leases
The Company leases an office and research and development space under a noncancelable operating lease.
The Company entered into a ten-year lease agreement for 35,453 square feet of space commencing January 1, 2012 with the Company’s option to extend the lease for an additional ten years. First year base rent under the lease was $1.3 million. The annual base rent increases annually by 3% and will be $1.6 million by the end of the lease term. The Company received rent abatement for the first seven months of the lease term and allowance for tenant improvements of  $1.5 million.
In October 2011, concurrent with the Company’s execution of the lease agreement, an irrevocable letter of credit in the amount of  $1.0 million was delivered to the landlord. Starting on January 1, 2017, and each year thereafter until the end of the lease term, the letter of credit will be reduced by $100,000, so that the amount will remain at $500,000 until 2021, the last year of the initial lease term.
Future minimum annual lease payments under the Company’s noncancelable operating leases as of December 31, 2018, are as follows:
Operating Leases
2019	1,544,000
2020	1,591,000
2021	1,638,000
Total minimum lease payments	$4,773,000

Rent expense was $1,403,000 and $1,368,000 for the years ended December 31, 2018 and 2017, respectively.
License Agreement
The Company entered into an exclusive license agreement with The Regents of the University of California (the “Regents”) on April 24, 2007 including amendments for the use of several patents. As part of the license agreement, the Company agreed to issue The Regents 213,675 shares of common stock, which represented 2.5% of total issued and outstanding and reserved stock at the time the contract was executed.
The Company is required to pay the Regents $5,000 in annual maintenance fees and milestone fees for the first licensed product in both the Human Dental and Human Medical fields of application as follows: 1) filing of an Investigational New Drug application: $20,000; 2) completing a Phase 1 clinical trial: $50,000; 3) completing a Phase 2 clinical trial: $50,000; 4) completing a Phase 3 clinical trial: $150,000; and 5) first commercial sale of a license product: $250,000.
Upon the commercial sale of all licensed products from both fields of application, the Company is required to pay royalties to the Regents based on 1% of net sales of nonprescription licensed products and 2% of net sales of prescription licensed products.

The Company may grant exclusive or nonexclusive sublicenses to third parties and 20% of sublicensing income received by the Company is to be paid to the Regents.
There are also minimum royalties due to The Regents starting with $20,000 payable the first year of sales of a licensed product. The minimum increases by $15,000 each year until reaching a minimum of $50,000 in the third year of sales and thereafter.
The term of the license agreement is for the life of the last-to-expire patent. During this term, the Company agrees to diligently meet commercialization milestone goals. Milestones goals include commencing a Phase 3 trial by 2024 and selling a commercialized product by 2027 for a Human Dental product and commencing a Phase 1 trial by 2023 for a Human Medical product. If the Company fails to meet these milestones, the Regents have the right to convert the license agreement for a specific field to a nonexclusive license, or to terminate the license agreement for a specific field.
Legal Proceedings
From time to time, the Company may be involved in disputes, including litigation, relating to claims arising out of operations in the normal course of business. Any of these claims could subject the Company to costly legal expenses and, while management generally believes that there is adequate insurance to cover many different types of liabilities, the Company’s insurance carriers may deny coverage or policy limits may be inadequate to fully satisfy any damage awards or settlements. If this were to happen, the payment of any such awards could have a material adverse effect on the consolidated results of operations and financial position. Additionally, any such claims, whether or not successful, could damage the Company’s reputation and business. The Company is currently not a party to any legal proceedings, nor is the Company aware of pending or threatened litigation the adverse outcome of which, in management’s opinion, individually or in the aggregate, would have a material adverse effect on our consolidated results of operations or financial position.
10.   Stockholders’ Equity
The Company is authorized to issue one class of shares designated as “Common Stock”. The number of shares of common stock authorized to be issued is 150,000,000 shares.
On December 6, 2016, the Company issued 15,322,580 shares of common stock at a price of  $1.24 per share for total proceeds, net of issuance costs, of  $18.9 million. In conjunction with the financing, the equity incentive plan was also amended to increase the number of shares of common stock reserved for issuance under the plan to 16,728,784.
The Company is required to reserve and keep available out of its authorized but unissued shares of common stock such number of shares sufficient for the exercise of all outstanding stock options, plus shares granted and available for grant under the Company’s equity incentive plan. As of December 31, 2018, the Company had reserved shares of its common stock for future issuance as follows:
Shares Reserved
Stock options outstanding	2,766,675
Unvested restricted stock awards	8,450,712
Available for grant under the 2016 Plan	5,511,397
Total shares reserved	16,728,784

11.   Stock-based Compensation
On February 26, 2016, The Company established the 2016 Stock Plan (“2016 Plan”) to supplement its prior stock plan (“2006 Plan”). The purpose of the 2016 Plan is to provide an incentive in the form of equity awards to attract, retain and reward persons performing services for the Company. Equity awards under the 2016 Plan can be made in the form of stock options, restricted stock awards (“RSA’s”) or restricted stock unit awards (“RSU’s”). Stock options outstanding under the 2006 Plan will remain outstanding until exercised or forfeited, with forfeited shares reducing the total shares available for grant under the 2006 Plan, and increasing the shares available for grant under the 2016 Plan by the same amount. As of December 31, 2018, the 2006 and 2016 Plans allow the Company to grant awards of up to an aggregate of 16,728,784 shares of common stock. A total of 5,511,397 shares remain available for grant under the 2016 Plan as of December 31, 2018.
The terms of restricted stock and stock option award agreements, including vesting requirements, are determined by our Board of Directors, subject to the provisions of the 2016 Plan. The fair value of the Company’s common stock at the date of grant is determined by the Company’s Board of Directors based on analyses performed by third party valuation specialists.
Vesting of RSA’s is based on the occurrence of a liquidity event, such as a public stock offering or change in control of the Company. In the event of a public stock offering, a service or milestone based vesting schedule then begins. Service periods are generally 2-4 years. In the event of a change in control, 100% vesting occurs upon the closing of such an event. Because the probability of a liquidity event is outside of the Company’s control and therefore not considered to be probable, no expense was recorded for the RSA’s during 2018 or 2017. Expense will be recorded in the future when a liquidity event is deemed as probable in management’s judgment.
The exercise price of nonqualified and incentive stock options is set at fair value of the common stock at the date of grant. Stock options granted and outstanding under the plan generally begin to vest 25% after the first year anniversary and then monthly for the remaining three years of vesting. Option grants expire ten years from issuance, and are conditioned upon continued employment during the vesting period. Compensation expense on stock options was $46,000 and $273,000 during the years ended December 31, 2018 and 2017, respectively.
The Company estimates the fair value of stock options with performance and service conditions on the date of grant using the Black-Scholes valuation model. The assumptions used in the Black-Scholes model are presented below:
	Year ended December 31,
	2018	2017
Risk-free interest rate	—%	1.97%
Expected volatility	—%	106%
Expected term (in years)	—	6.25
Expected dividend yield	—%	0%
The risk-free interest rate is based on the U.S. Treasury yield for a period consistent with the expected term of the option in effect at the time of the grant. Expected volatility is based on the historical volatility of the Company’s common stock. The expected term represents the period that the Company expects its stock options to be outstanding. The expected term assumption is estimated using the simplified method set forth in the SEC Staff Accounting Bulletin 110, which is the mid-point between the option vesting date and the expiration date. For stock options granted to parties other than employees or directors, the Company elects, on a grant by grant basis, to use the expected term or the contractual term of the option award. The Company has never declared or paid dividends on its common stock and has no plans to do so in the foreseeable future. Forfeitures are recognized as a reduction of stock-based compensation expense as they occur.
Stock options issued to non-employees other than directors are accounted for at their estimated fair values measured at the grant date using the Black-Scholes valuation model. The stock-based compensation expense related to the grant of stock options to non-employees was not significant for the years ended December 31, 2018 and 2017.

The table below summarizes the total stock-based compensation expense included in the Company’s consolidated statements of operations for the periods presented:
	Year Ended December 31,
	2018	2017
Research and development	$8,000	$169,000
General and administrative	38,000	104,000
Total stock-based compensation	$46,000	$273,000

Restricted stock award transactions during the years ended December 31, 2018 and 2017 are presented below:
	Shares	Weighted Average Grant Date Fair Value Per Share
Outstanding at December 31, 2016	8,853,527	$1.47
Granted	10,000	1.24
Forfeited/Cancelled	(331,500)	1.53
Outstanding at December 31, 2017	8,532,027	1.47
Granted	342,500	0.48
Forfeited/Cancelled	(423,815)	1.27
Outstanding at December 31, 2018	8,450,712	$1.44

As of December 31, 2018, there was total unrecognized stock-based compensation cost related to unvested restricted stock awards of  $9.6 million, which will be expensed as appropriate under the awards’ vesting terms beginning when a liquidity event becomes probable.
Stock option transactions during the years ended December 31, 2018 and 2017 are presented below:
	Shares	Weighted Average Exercise Price
Outstanding at December 31, 2016	3,326,562	$1.79
Granted	10,000	1.88
Forfeited/Cancelled	(173,979)	1.85
Outstanding at December 31, 2017	3,162,583	1.78
Granted	—	—
Forfeited/Cancelled	(395,908)	1.73
Outstanding at December 31, 2018	2,766,675	$1.79
Vested and expected to vest at December 31, 2018	2,756,675	$1.79
Exercisable at December 31, 2018	2,760,215	$1.79

As of December 31, 2018, there was approximately $3,000 of total unrecognized stock-based compensation cost related to unvested stock options that is expected to be recognized over a weighted-average vesting period of 1.6 years.

Below is a summary of stock options outstanding as of December 31, 2018:
	Options Outstanding
Exercise Price	Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
$1.35	420,000	$1.35	3.20	$—
$1.63	95,000	1.63	4.06	—
$1.88	2,251,675	1.88	5.40	—
Outstanding at December 31, 2018	2,766,675	$1.79	5.99	$—

The aggregate intrinsic value of options at December 31, 2018 is based the difference between the exercise price of the underlying options and the estimated fair market value of the Company’s common stock.
12.   Asset Acquisition
On February 28, 2018, C3J completed the Synthetic Phage Platform Acquisition from Synthetic Genomics, Inc. (SGI) for consideration consisting of  $8.0 million in cash and $27.0 million in equity (“SGI Asset Acquisition”). The cash payments are as follows: $1.0 million paid at closing on February 28, 2018, $1.0 million at one year from closing, $1.0 million at two years from closing, and $5.0 million at three years from closing (the payments due on the one, two, three year anniversary are collectively the “time-based payment obligation”). The equity payment (the “equity payment” and, together with the time-based payment obligation, the “deferred purchase price arrangement”) is due upon the earlier of the initial public offering of shares of C3J’s common stock pursuant to an effective registration statement under the Securities Act of 1933, the sale of all or substantially all of C3J’s assets to a third party, or a consolidation or merger into a third party. The original agreement provides that the number of shares to be issued or the consideration to be paid will be determined based upon the per share price in connection with C3J’s initial public offering, the value of consideration received in a sale of all or substantially all of C3J's assets, or the value of consideration received in a consolidation or merger with a third party.
On December 20, 2018, in contemplation of the Merger (see Note 16), the deferred purchase price arrangement was amended. Under the amended agreement, the purchase consideration consists of (i) closing consideration of  $1.0 million paid on February 28, 2018, (ii) cash payments of  $1.0 million on January 31, 2019, $1.0 million on January 31, 2020, and $2.0 million on January 31, 2021, (iii) an issuance of that number of shares of C3J’s common stock equal to ten percent of C3J’s fully-diluted capitalization, excluding options and restricted stock awards, immediately prior to the closing of the Merger, and (iv) potential milestone payments of up to $39.5 million related to the development and relevant regulatory approval of products utilizing bacteriophage from the Synthetic Phage Platform acquired from SGI (the “milestone payment obligation”). In the event the closing of the Merger does not occur on or before June 1, 2019, the amendment will be null and void, and the original agreement will remain in effect.
In January 2017, FASB issued ASU 2017-01, Clarifying the Definition of a Business, or ASU 2017-01. A key provision within ASU 2017-01 is the single or similar asset threshold. When substantially all of the fair value of the gross assets acquired is concentrated in a single identifiable asset or group of similar identifiable assets, the acquired set is not a business. The Company adopted this standard effective January 1, 2017.
The Synthetic Phage Platform asset acquired consisted primarily of phage know-how, research program materials and the related intellectual properties that had been under development by SGI. The Company also was assigned a collaboration agreement with a multinational pharmaceutical company (“PharmaCo”), and a grant from National Institutes of Health, or NIH, and the National Institute of Allergy and Infectious Diseases, or NIAID.
The Company considered the items included in the acquired Synthetic Phage Platform asset and concluded that substantially all of the assets acquired fair value of assets acquired and the consideration given to SGI constituted the purchase of a single asset — the Synthetic Phage Platform. Based on ASU

2017-01, the acquisition was an asset acquisition, specifically an in-process research and development asset. Under guidance in ASC 730, Research and Development, in process research and development assets acquired in connection with asset acquisitions are expensed unless there is an alternative future use. As the asset acquired from SGI does not have an alternative future use, the $6.8 million fair value of the asset and consideration transferred for the asset acquired was expensed in full in the consolidated statement of operations and comprehensive loss.
The equity payment was determined to be a derivative liability in accordance with ASC 815, Derivatives and Hedging and was initially recorded at its fair value of  $2.8 million. Throughout 2018, the derivative liability has been discounted to its fair value based upon a payment probability assessment and marked-to-market at the end of each period. (see Note 5). The time-based payment obligation was recorded as a liability at its amortized cost of  $2.9 million and impacts interest expense based on the effective interest method based on its contractual life in accordance with ASC 835. Following the December 20, 2018 amendment to the deferred purchase price arrangement, the Company considered the reduction to the share issuance consideration in estimating the fair value of the derivative liability.
The Company determined the changes to the deferred purchase price arrangement met the definition of a troubled debt restructuring under ASC 470-60, Troubled Debt Restructurings by Debtors, as the Company was experiencing financial difficulties and SGI granted a concession. The amendments to the terms of the equity payment resulted in an adjustment to the fair value of the derivative liability, resulting in a $2.0 million gain, which is included in the change in fair values of derivative liabilities within the consolidated statement of operations and comprehensive loss for the year ended December 31, 2018. Other than the gain resulting from the change in fair value of a derivative liability required to be remeasured to fair value with changes in fair value recognized in earnings in accordance with ASC 815, no gain on restructuring was recorded because the future, undiscounted cash flows of the time-based payment obligation exceed the carrying amount of the liability. The net carrying amount at the date of the restructuring does not include any contingently payable amounts. Prospectively, the time-based payment obligation will continue to be carried at amortized cost and will impact interest expense using the effective interest method based on its contractual life in accordance with ASC 835 and potential payments under the milestone payment obligation will be accrued once probable of being incurred in accordance with ASC 450.
13.   Research Collaboration Arrangement
In connection with the Synthetic Phage Asset Acquisition discussed in Note 12, the Company was assigned a research collaboration agreement (“Research and Option Agreement”) with a multinational pharmaceutical company (“PharmaCo”).
The research program under the collaboration agreement will expire in May 2019 unless amended. During the research term, C3J will be entitled to milestone payments tied to the achievement of product development milestone events in the amount of  $1.5 million. The collaboration agreement also provides for the initiation of a second research program should PharmaCo exercise that option during the initial research term and pays the option fee of  $1.5 million. To date, PharmaCo has not exercised its license option nor has the Company reached any milestones or earned any revenue under the Research and Option Agreement. PharmaCo has the right to terminate the agreement at any time with 90 days’ notice. Each party to the Research and Option Agreement is responsible for its costs and expenses in connection with the research program.
14.   Employee Retirement Plan
The Company’s employees participate in an employee retirement plan under Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company does not match employee contributions to the plan.
15.   Related Party Transactions
On July 12, 2017, the Company entered into an Equity Interest Transfer Agreement with its scientific founder, Wenyuan Shi, PhD. Pursuant to the transaction, the Company sold its 100% interest in its inactive China wholly owned subsidiary Chengdu Sen Nuo Wei Biotechnology Co., Ltd. for consideration of one dollar. The transaction closed on December 17, 2017. In connection with the sale, the Company recorded a gain of  $128,946, primarily related to the reduction of the Company’s cumulative foreign currency translation adjustment balance.

During 2012, the Company made a loan to an employee in the amount $110,000. The loan was to mature on November 30, 2017 and had an annual interest rate of 0.88%. During 2017, the Company terminated the employee as part of a reduction-in-force. The loan was expensed on a straight-line basis over the term of the loan. The expense recognized during the year ended December 31, 2017 was $19,819.
16.   Subsequent Event
On January 3, 2019, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with AmpliPhi Biosciences Corporation (“AmpliPhi”), a clinical stage biotechnology company focused on the development and commercialization of novel targeted antimicrobials. The transaction is subject to shareholder approval by AmpliPhi’s shareholders and other customary closing conditions. Upon closing of the Merger, C3J is expected to be publicly traded on the NYSE American exchange.
At the effective time of the Merger, the Company anticipates that each share of C3J common stock outstanding immediately prior to the effective time of the Merger will be converted into the right to receive approximately 0.6892 shares of AmpliPhi common stock, subject to adjustment to account for a reverse split of AmpliPhi common stock at a reverse split ratio of between 1-for-3 and 1-for-20, inclusive, to be determined by AmpliPhi’s board of directors and to be implemented prior to the consummation of the Merger.
Immediately following the Merger, the former C3J security holders will own approximately 70% of the aggregate number of shares of AmpliPhi common stock and the security holders of AmpliPhi as of immediately prior to the Merger will own approximately 30% of the aggregate number of shares of AmpliPhi common stock on a fully diluted basis.
In addition, certain existing C3J shareholders have executed Stock Purchase Agreements reflecting their commitment to invest $10 million in the combined company, subject to customary conditions.
The Company has evaluated events and transactions occurring subsequent to December 31, 2018 and through March 25, 2019, the date the financial statements were issued.

Appendix A
AGREEMENT AND PLAN OF MERGER
AND REORGANIZATION
among:
AMPLIPHI BIOSCIENCES CORPORATION,
a Washington corporation;
CERES MERGER SUB, INC.,
a Washington corporation; and
C3J THERAPEUTICS, INC.,
a Washington corporation
Dated as of January 3, 2019

A-i

A-ii

A-iii

Exhibits:
Exhibit A	Definitions
Exhibit B-1	Form of Company Stockholder Support Agreement
Exhibit B-2	Form of Parent Stockholder Support Agreement
Exhibit C-1	Form of Company Lock-Up Agreement
Exhibit C-2	Form of Parent Lock-Up Agreement
Exhibit D	Form of Stock Purchase Agreement
Exhibit E	Post-Closing Directors and Officers
Exhibit F	Form of Parent EIP Amendment
Exhibit G	Parent Warrants
Exhibit H	Form of Company Stockholder Written Consent
Exhibit I	Form of Investor Questionnaire
A-iv

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) is made and entered into as of January 3, 2019, by and among AmpliPhi Biosciences Corporation, a Washington corporation (“Parent”), Ceres Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of Parent (“Merger Sub”), and C3J Therapeutics, Inc., a Washington corporation (the “Company”). Certain capitalized terms used in this Agreement are defined in Exhibit A.
RECITALS
A.   Parent and the Company intend to effect a merger of Merger Sub with and into the Company (the “Merger”) in accordance with this Agreement and the Washington Business Corporation Act (as amended, the “WBCA”). Upon consummation of the Merger, Merger Sub will cease to exist and the Company will become a wholly owned subsidiary of Parent.
B.   The Parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder, and by executing this Agreement, the Parties intend to adopt a plan of reorganization within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3.
C.   The Parent Board has (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders; (b) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of shares of Parent Common Stock to the stockholders of the Company pursuant to the terms of this Agreement; and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve the Parent Stockholder Matters.
D.   The Merger Sub Board has (i) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Merger Sub and its sole stockholder, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions.
E.   The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to approve the Company Stockholder Matters.
F.   Concurrently with the execution and delivery of this Agreement and as a condition and inducement to Parent’s willingness to enter into this Agreement, the officers, directors and stockholders of the Company listed on Section A of the Company Disclosure Schedule (solely in their capacity as stockholders of the Company) (the “Company Signatories”) are executing (a) support agreements in favor of Parent in substantially the form attached hereto as Exhibit B-1 (the “Company Stockholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of Company Common Stock in favor of the Company Stockholder Matters and against any competing proposals, and (b) lock-up agreements in substantially the form attached hereto as Exhibit C-1 (the “Company Lock-Up Agreement”).
G.   Concurrently with the execution and delivery of this Agreement and as a condition and inducement to the Company’s willingness to enter into this Agreement, the officers and directors of Parent listed on Section A of the Parent Disclosure Schedule (solely in their capacity as stockholders of Parent) (the “Parent Signatories”) are executing (a) support agreements in favor of the Company in substantially the form attached hereto as Exhibit B-2 (the “Parent Stockholder Support Agreement”), pursuant to which such Persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares of Parent Common Stock in favor of the Parent Stockholder Matters and against any competing proposals and (b) lock-up agreements in substantially the form attached hereto as Exhibit C-2 (the “Parent Lock-Up Agreement”).

H.   It is expected that within five Business Days after the execution and delivery of this Agreement, (a) each of the Company Signatories that are stockholders in the Company will execute an investor questionnaire in substantially the form attached hereto as Exhibit I (the “Investor Questionnaire”), provided that no more than 10 such Persons do not represent that they are “accredited investors” as defined in Regulation D under the Securities Act (“Regulation D”), and (b) no less than 66 2∕3% of the stockholders of the Company will execute and deliver an action by written consent in substantially the form attached hereto as Exhibit H (each, a “Company Stockholder Written Consent” and collectively, the “Company Stockholder Written Consents”).
I. Immediately prior to the execution and delivery of this Agreement, certain investors have executed an equity commitment letter, among Parent and the Persons named therein (representing an aggregate commitment of  $10,000,000) and after the execution and delivery of this Agreement but prior to the filing of the Definitive Proxy Statement on Schedule 14A (representing an aggregate commitment of $10,000,000), those certain investors shall have executed a Stock Purchase Agreement, substantially in the form attached hereto as Exhibit D (or in such other form as may be agreed to by Parent and the Company), among Parent, the Company and the Persons named therein, pursuant to which such Persons will have agreed to purchase the number of shares of Parent Common Stock set forth therein immediately following the Closing in connection with the Parent Post-Closing Financing (the “Stock Purchase Agreement”).
AGREEMENT
The Parties, intending to be legally bound, agree as follows:
Section 1. DESCRIPTION OF TRANSACTION
1.1 The Merger.   Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Merger Sub shall be merged with and into the Company, and the separate existence of Merger Sub shall cease. The Company will continue as the surviving corporation in the Merger (the “Surviving Corporation”).
1.2 Effects of the Merger.   The Merger shall have the effects set forth in this Agreement, the Articles of Merger and in the applicable provisions of the WBCA. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent.
1.3 Closing; Effective Time.   Unless this Agreement is earlier terminated pursuant to the provisions of Section 9.1, and subject to the satisfaction or waiver of the conditions set forth in Section 6, 7 and 8, the consummation of the Merger (the “Closing”) shall take place remotely as promptly as practicable (but in no event later than the second Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Section 6, 7 and 8, other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of each of such conditions), or at such other time, date and place as Parent and the Company may mutually agree in writing. The date on which the Closing actually takes place is referred to as the “Closing Date.” At the Closing, the Parties shall cause the Merger to be consummated by executing and filing with the Secretary of State of the State of Washington articles of merger with respect to the Merger, satisfying the applicable requirements of the WBCA and in a form reasonably acceptable to Parent and the Company (the “Articles of Merger”). The Merger shall become effective at the time of the filing of the Articles of Merger with the Secretary of State of the State of Washington or at such later time as may be specified in the Articles of Merger with the consent of Parent and the Company (the time as of which the Merger becomes effective being referred to as the “Effective Time”). This Agreement together with the Articles of Merger but excluding the other Exhibits and schedules to this Agreement shall be deemed the “plan of merger” under Chapter 11 of the WBCA and shall be filed with the Articles of Merger pursuant to Section 23B.11.050(1) of the WBCA.
1.4 Articles of Incorporation and Bylaws; Directors and Officers.   At the Effective Time:
(a) the articles of incorporation of the Surviving Corporation shall be amended and restated in its entirety to read identically to the articles of incorporation of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by the WBCA and such articles of incorporation;

(b) the articles of incorporation of Parent shall be identical to the articles of incorporation of Parent immediately prior to the Effective Time, until thereafter amended as provided by WBCA and such articles of incorporation; provided, however, that at the Effective Time, Parent shall file one or more amendments to its articles of incorporation to the extent approved by the holders of Parent Common Stock, to (i) change the name of Parent to a name to be determined in good faith by the Parties, (ii) as contemplated by Section 5.3(a)(i), effect the NYSE Reverse Split, and (iii) make such other changes as are mutually agreeable to Parent and the Company;
(c) the bylaws of the Surviving Corporation shall be amended and restated in their entirety to read identically to the bylaws of Merger Sub as in effect immediately prior to the Effective Time, until thereafter amended as provided by the WBCA and such bylaws;
(d) the directors and officers of Parent, each to hold office in accordance with the articles of incorporation and bylaws of Parent, shall be as set forth in Section 5.13; and
(e) the directors and officers of the Surviving Corporation, each to hold office in accordance with the articles of incorporation and bylaws of the Surviving Corporation, shall be the directors and officers of Parent as set forth in Section 5.13, after giving effect to the provisions of Section 5.13, or such other persons as shall be mutually agreed upon by Parent and the Company and in accordance with the articles of incorporation and the bylaws of the Surviving Corporation.
1.5 Conversion of Shares.
(a) At the Effective Time, by virtue of the Merger and without any further action on the part of Parent, Merger Sub, the Company or any stockholder of the Company or Parent:
(i) any shares of Company Common Stock held as treasury stock or held or owned by the Company, Merger Sub, or any Subsidiary of the Company immediately prior to the Effective Time shall be canceled and retired and shall cease to exist, and no consideration shall be delivered in exchange therefor; and
(ii) subject to Section 1.5(c), each share of Company Common Stock outstanding immediately prior to the Effective Time (excluding shares to be canceled pursuant to Section 1.5(a)(i) and excluding Dissenting Shares) shall be automatically converted solely into the right to receive a number of shares of Parent Common Stock equal to the Exchange Ratio (the “Merger Consideration”).
(b) If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option or a risk of forfeiture under any applicable restricted stock purchase agreement or other similar agreement with the Company, then the shares of Parent Common Stock issued in exchange for such shares of Company Common Stock will to the same extent be unvested and subject to the same repurchase option or risk of forfeiture, and such shares of Parent Common Stock shall accordingly be marked with appropriate legends. The Company shall take all actions that may be necessary to ensure that, from and after the Effective Time, Parent is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement in accordance with its terms.
(c) No fractional shares of Parent Common Stock shall be issued in connection with the Merger, and no certificates or scrip for any such fractional shares shall be issued. Any holder of Company Common Stock who would otherwise be entitled to receive a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock issuable to such holder) shall, in lieu of such fraction of a share and upon surrender by such holder of a letter of transmittal in accordance with Section 1.7 and any accompanying documents as required therein, be paid in cash the dollar amount (rounded to the nearest whole cent), without interest, determined by multiplying such fraction by the Parent Closing Price.
(d) All Company Options outstanding immediately prior to the Effective Time under the 2016 Company Plan and 2006 Company Plan shall be treated in accordance with Section 5.5.

(e) All Company RSAs outstanding immediately prior to the Effective Time shall be assumed by Parent and converted to restricted stock awards to purchase Parent Common Stock in accordance with Section 5.5.
(f) Each share of common stock, $0.0001 par value per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $0.0001 par value per share, of the Surviving Corporation. Each stock certificate of Merger Sub evidencing ownership of any such shares shall, as of the Effective Time, evidence ownership of such shares of common stock of the Surviving Corporation.
(g) If, between the date of this Agreement and the Effective Time, the outstanding shares of Company Common Stock or Parent Common Stock shall have been changed into, or exchanged for, a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split (including the NYSE Reverse Split to the extent any such split has not previously been taken into account in calculating the Exchange Ratio), combination or exchange of shares or other like change, the Exchange Ratio shall be equitably adjusted to reflect such change to the extent necessary to provide the holders of Company Common Stock, Parent Common Stock and Company RSAs with the same economic effect as contemplated by this Agreement prior to such stock dividend, subdivision, reclassification, recapitalization, split (including the NYSE Reverse Split to the extent any such split has not previously been taken into account in calculating the Exchange Ratio), combination or exchange of shares or other like change; provided, however, that nothing herein will be construed to permit the Company or Parent to take any action with respect to Company Common Stock or Parent Common Stock, respectively, that is prohibited or not expressly permitted by the terms of this Agreement.
1.6 Closing of the Company’s Transfer Books.   At the Effective Time: (a) all shares of Company Common Stock outstanding immediately prior to the Effective Time shall be treated in accordance with Section 1.5(a), and all holders of certificates representing shares of Company Common Stock that were outstanding immediately prior to the Effective Time shall cease to have any rights as stockholders of the Company; and (b) the stock transfer books of the Company shall be closed with respect to all shares of Company Common Stock outstanding immediately prior to the Effective Time. No further transfer of any such shares of Company Common Stock shall be made on such stock transfer books after the Effective Time. If, after the Effective Time, a valid certificate previously representing any shares of Company Common Stock outstanding immediately prior to the Effective Time (a “Company Stock Certificate”) is presented to the Exchange Agent or to the Surviving Corporation, such Company Stock Certificate shall be canceled and shall be exchanged as provided in Sections 1.5 and 1.7.
1.7   Surrender of Certificates.
(a) On or prior to the Closing Date, Parent and the Company shall agree upon and select a reputable bank, transfer agent or trust company to act as exchange agent in the Merger (the “Exchange Agent”). At the Effective Time, Parent shall deposit with the Exchange Agent: (i) certificates or evidence of book-entry shares representing the Parent Common Stock issuable pursuant to Section 1.5(a) and (ii) cash sufficient to make payments in lieu of fractional shares in accordance with Section 1.5(c). The Parent Common Stock and cash amounts so deposited with the Exchange Agent, together with any dividends or distributions received by the Exchange Agent with respect to such shares, are referred to collectively as the “Exchange Fund.”
(b) Promptly after the Effective Time, the Parties shall cause the Exchange Agent to mail to the Persons who were record holders of shares of Company Common Stock that were converted into the right to receive the Merger Consideration: (i) a letter of transmittal in customary form; and (ii) instructions for effecting the surrender of Company Stock Certificates in exchange for shares of Parent Common Stock. Upon surrender of a Company Stock Certificate to the Exchange Agent for exchange, together with a duly executed letter of transmittal and such other documents as may be reasonably required by the Exchange Agent or Parent: (A) the holder of such Company Stock Certificate shall be entitled to receive in exchange therefor a certificate or certificates or book-entry shares representing the Merger Consideration (in a number of whole shares of Parent Common Stock)

that such holder has the right to receive pursuant to the provisions of Section 1.5(a) (and cash in lieu of any fractional share of Parent Common Stock pursuant to the provisions of Section 1.5(c)); and (B) the Company Stock Certificate so surrendered shall be canceled. Until surrendered as contemplated by this Section 1.7(b), each Company Stock Certificate shall be deemed, from and after the Effective Time, to represent only the right to receive a certificate or certificates or book-entry shares of Parent Common Stock representing the Merger Consideration (and cash in lieu of any fractional share of Parent Common Stock). If any Company Stock Certificate shall have been lost, stolen or destroyed, Parent may, in its discretion and as a condition precedent to the delivery of any shares of Parent Common Stock, require the owner of such lost, stolen or destroyed Company Stock Certificate to provide an applicable affidavit with respect to such Company Stock Certificate. In the event of a transfer of ownership of a Company Stock Certificate that is not registered in the transfer records of the Company, payment of the Merger Consideration may be made to a Person other than the Person in whose name such Company Stock Certificate so surrendered is registered if such Company Stock Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the transfer or establish to the reasonable satisfaction of Parent that such Taxes have been paid or are not applicable. The Merger Consideration and any dividends or other distributions as are payable pursuant to this Section 1.7(b) shall be deemed to have been in full satisfaction of all rights pertaining to Company Common Stock formerly represented by such Company Stock Certificates.
(c) No dividends or other distributions declared or made with respect to Parent Common Stock with a record date on or after the Effective Time shall be paid to the holder of any unsurrendered Company Stock Certificate with respect to the shares of Parent Common Stock that such holder has the right to receive in the Merger until such holder surrenders such Company Stock Certificate or provides an affidavit of loss or destruction in lieu thereof in accordance with this Section 1.7 (at which time (or, if later, on the applicable payment date) such holder shall be entitled, subject to the effect of applicable abandoned property, escheat or similar Laws, to receive all such dividends and distributions, without interest).
(d) Any portion of the Exchange Fund that remains undistributed to holders of Company Stock Certificates as of the date that is one year after the Closing Date shall be delivered to Parent upon demand, and any holders of Company Stock Certificates who have not theretofore surrendered their Company Stock Certificates in accordance with this Section 1.7 shall thereafter look only to Parent for satisfaction of their claims for Parent Common Stock, cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to shares of Parent Common Stock.
(e) Each of the Exchange Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration deliverable pursuant to this Agreement to any holder of any Company Stock Certificate such amounts as are required to be deducted or withheld from such consideration under the Code or under any other applicable Law. To the extent such amounts are so deducted or withheld, and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.
(f) No Party to this Agreement shall be liable to any holder of any Company Stock Certificate or to any other Person with respect to any shares of Parent Common Stock (or dividends or distributions with respect thereto) or for any cash amounts delivered to any public official pursuant to any applicable abandoned property Law, escheat Law or similar Law.
(g) All shares of Parent Common Stock issued pursuant to this Agreement shall bear a legend (and Parent will make a notation on its transfer books to such effect) prominently stamped or printed thereon or the substance of which will otherwise be reflected on the books and records of the transfer agent for Parent Common Stock with respect to book-entry shares, in each case reading substantially as follows:
“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND

NOT WITH A VIEW TO RESALE IN CONNECTION WITH A DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.”
1.8   Dissenting Shares.
(a) Notwithstanding anything in this Agreement to the contrary, any shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time and held by a stockholder who has neither voted in favor of the Merger nor consented thereto in writing and who has properly exercised such stockholder’s appraisal rights in compliance with the provisions of Chapter 23B.13 of the WBCA (the “Dissenting Shares”) shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such stockholder shall have failed to perfect, or shall have effectively withdrawn or lost such stockholder’s right to appraisal under the WBCA. By virtue of the Merger, all Dissenting Shares shall be cancelled and shall cease to exist and the holders of such Dissenting Shares shall thereafter be entitled only to such rights with respect to such Dissenting Shares as are provided under Chapter 23B.13 of the WBCA; provided, however, that notwithstanding the foregoing, all Dissenting Shares held by a stockholder who shall have failed to perfect or shall have effectively withdrawn or lost such right to appraisal shall thereupon be converted into and become exchangeable only for the right to receive, as of the Effective Time, the Merger Consideration for each share of Company Common Stock held by such stockholder without any interest thereon, subject, in the case of Company Common Stock formerly evidenced by Company Stock Certificate(s), to the surrender of such Company Stock Certificate(s) in the manner set forth in this Section 1.
(b) The Company shall give Parent prompt notice of any demands for appraisal of any shares of Company Common Stock, withdrawals of such demands and any other instruments served pursuant to the WBCA and received by the Company relating to rights to be paid the “fair value” of Dissenting Shares, as provided in the WBCA, and Parent and Merger Sub shall have the right to direct all negotiations and proceedings with respect to any such demands; provided, that the Company shall have the right to participate in any such negotiations and proceedings. The Company shall not, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for appraisals, offer to settle or settle any such demands or approve any withdrawal of any such demands.
1.9 Further Action.   If, at any time after the Effective Time, any further action is determined by the Surviving Corporation to be necessary or desirable to carry out the purposes of this Agreement or to vest the Surviving Corporation with full right, title and possession of and to all rights and property of the Company, then the officers and directors of the Surviving Corporation shall be fully authorized, and shall use their and its commercially reasonable efforts (in the name of the Company, in the name of Merger Sub, in the name of the Surviving Corporation and otherwise) to take such action.
Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Subject to Section 10.13(h), except as set forth in the written disclosure schedule delivered by the Company to Parent (the “Company Disclosure Schedule”), the Company represents and warrants to Parent and Merger Sub as follows:
2.1 Due Organization; Subsidiaries.
(a) The Company is a corporation or other legal entity duly incorporated, validly existing and in good standing under the Laws of Washington and has all necessary corporate power and authority: (i) to conduct its business in the manner in which its business is currently being conducted; (ii) to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used; and (iii) to perform its obligations under all Contracts by which it is bound.
(b) The Company is qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not reasonably be expected to have a Company Material Adverse Effect.

(c) The Company has no Subsidiaries, except for the Entities identified in Section 2.1(c) of the Company Disclosure Schedule; and neither the Company nor any of the Entities identified in Section 2.1(c) of the Company Disclosure Schedule owns any capital stock of, or any equity, ownership or profit sharing interest of any nature in, or controls directly or indirectly, any other Entity other than the Entities identified in Section 2.1(c) of the Company Disclosure Schedule. Each of the Company’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or other power and authority to conduct its business in the manner in which its business is currently being conducted and to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used, except where the failure to have such power or authority would not reasonably be expected to have a Company Material Adverse Effect.
(d) Neither the Company or its Subsidiary is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. Neither the Company nor its Subsidiary has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither the Company nor its Subsidiary has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.
2.2 Organizational Documents.   The Company has made available to Parent accurate and complete copies of the Organizational Documents of the Company and its Subsidiary in effect as of the date of this Agreement. Neither the Company nor its Subsidiary is in material breach or violation of its respective Organizational Documents.
2.3 Authority; Binding Nature of Agreement.   The Company has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions. The Company Board has (i) determined that the Contemplated Transactions are fair to, advisable and in the best interests of the Company and its stockholders, (ii) authorized, approved and declared advisable this Agreement and the Contemplated Transactions and (iii) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of the Company vote to adopt this Agreement and thereby approve the Contemplated Transactions.
This Agreement has been duly executed and delivered by the Company and assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. Prior to the execution of the Company Stockholder Support Agreements, the Company Board approved the Company Stockholder Support Agreements and the transactions contemplated thereby.
2.4 Vote Required.   The affirmative vote (or written consent) of holders of a majority of the shares of Company Common Stock outstanding on the record date for the Company Stockholder Written Consent and entitled to vote thereon (the “Required Company Stockholder Vote”), is the only vote (or written consent) of the holders of any Company Common Stock necessary to adopt and approve this Agreement and approve the Contemplated Transactions.
2.5 Non-Contravention; Consents.   Subject to obtaining the Required Company Stockholder Vote and the filing of the Articles of Merger required by the WBCA, neither (x) the execution, delivery or performance of this Agreement by the Company, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):
(a) contravene, conflict with or result in a violation of any of the provisions of the Company’s Organizational Documents;
(b) contravene, conflict with or result in a violation of, or give any Governmental Body or, to the Knowledge of the Company, any other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which the Company or its Subsidiary, or any of the assets owned or used by the Company or its Subsidiary, is subject, except as would not reasonably be expected to be material to the Company or its business;

(c) to the Knowledge of the Company, contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by the Company or its Subsidiary, except as would not reasonably be expected to be material to the Company or its business;
(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Company Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Company Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Company Material Contract; (iii) accelerate the maturity or performance of any Company Material Contract; or (iv) cancel, terminate or modify any term of any Company Material Contract, except in the case of any non-material breach, default, penalty or modification; or
(e) result in the imposition or creation of any Encumbrance upon or with respect to any material asset owned or used by the Company or its Subsidiary (except for Permitted Encumbrances).
Except for (i) any Consent set forth on Section 2.5 of the Company Disclosure Schedule under any Company Contract, (ii) the Required Company Stockholder Vote, (iii) the filing of the Articles of Merger with the Secretary of State of the State of Washington pursuant to the WBCA, and (iv) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, neither the Company nor its Subsidiary is or will be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Contemplated Transactions, which if individually or in the aggregate were not given or obtained, would reasonably be expected to prevent or materially delay the ability of the Company to consummate the Contemplated Transactions. The Company Board has taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Chapter 23B.19 of the WBCA are, and will be, inapplicable to the execution, delivery and performance of this Agreement, the Company Stockholder Support Agreements, the Company Lock-Up Agreements and to the consummation of the Contemplated Transactions. No other state Takeover Statute or similar Law applies or purports to apply to the Merger, this Agreement, the Company Stockholder Support Agreements, the Company Lock-Up Agreements or any of the other Contemplated Transactions.
2.6 Capitalization.
(a) The authorized Company Common Stock as of the date of this Agreement consists of (i) 150,000,000 shares of Company Common Stock, no par value per share, of which 102,770,818 shares have been issued and are outstanding as of the date of this Agreement. The Company does not hold any shares of its capital stock in its treasury.
(b) All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Except as set forth in the Investor Agreements, none of the outstanding shares of Company Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right or any right of first refusal in favor of the Company. Except as contemplated herein and in the Investor Agreements, there is no Company Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of  (or granting any option or similar right with respect to), any shares of Company Common Stock. The Company is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Company Common Stock or other securities. Section 2.6(b) of the Company Disclosure Schedule accurately and completely lists all repurchase rights held by the Company with respect to shares of Company Common Stock (including shares issued pursuant to the exercise of stock options) and specifies which of those repurchase rights are currently exercisable.
(c) Except for the Amended and Restated 2006 Stock Option Plan (the “2006 Company Plan”) and the 2016 Stock Plan (the “2016 Company Plan”), the Company does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the date of this Agreement, the Company has reserved 2,806,192 shares of

Company Common Stock for issuance under the 2006 Company Plan, of which 2,756,675 shares have been issued, are currently outstanding, and fully vested, 0 shares have been issued and are underlying outstanding and unvested Company RSAs, 0 shares have been reserved for issuance upon exercise of Company Options previously granted and currently outstanding under the 2006 Company Plan, and 0 shares of Company Common Stock remain available for future issuance pursuant to the 2006 Company Plan. As of the date of this Agreement, the Company has reserved 13,972,109 shares of Company Common Stock for issuance under the 2016 Company Plan, of which 0 shares have been issued, are currently outstanding and fully vested, 8,450,712 shares have been issued and are underlying and unvested Company RSAs, 10,000 shares have been reserved for issuance upon exercise of Company Options previously granted and currently outstanding under the 2016 Company Plan, and 5,511,397 shares of Company Common Stock remain available for future issuance pursuant to the 2016 Company Plan. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the optionee; (ii) the number of shares of Company Common Stock subject to such Company Option at the time of grant; (iii) the number of shares of Company Common Stock subject to such Company Option as of the date of this Agreement; (iv) the exercise price of such Company Option; (v) the date on which such Company Option was granted; (vi) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions; (vii) the date on which such Company Option expires; and (viii) whether such Company Option is intended to constitute an “incentive stock option” (as defined in the Code) or a non-qualified stock option. Section 2.6(c) of the Company Disclosure Schedule sets forth the following information with respect to each Company RSA outstanding as of the date of this Agreement: (i) the name of the holder; (ii) the number of shares of Company Common Stock subject to such RSA at the time of grant; (iii) the number of shares of Company Common Stock subject to such RSA as of the date of this Agreement; (iv) the date on which such RSA was granted; and (v) the applicable vesting schedule, including the number of vested and unvested shares as of the date of this Agreement and any acceleration provisions. The Company has made available to Parent an accurate and complete copy of the 2006 Company Plan, the 2016 Company Plan and all stock option agreements evidencing outstanding options granted thereunder. No vesting of Company Options or Company RSAs will accelerate in connection with the closing of the Contemplated Transactions.
(d) Except for the Company Options and the Company RSAs set forth on Section 2.6(c) of the Company Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company or its Subsidiary; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of the Company or its Subsidiary; or (iii) condition or circumstance that is reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of the Company or its Subsidiary. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company or its Subsidiary.
(e) All outstanding shares of Company Common Stock, Company Options, Company RSAs and other securities of the Company have been issued and granted in material compliance with (i) all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.
2.7 Financial Statements.
(a) Concurrently with the execution hereof, the Company has provided to Parent true and complete copies of  (i) the Company’s audited consolidated balance sheets at December 31, 2017, 2016 and 2015, together with related audited consolidated statements of income, stockholders’ equity and cash flows, and notes thereto, of the Company for the fiscal years then ended and (ii) the Company Unaudited Interim Balance Sheet, together with the unaudited consolidated statements of income, stockholders’ equity and cash flows of the Company for the period reflected in the Company Unaudited Interim Balance Sheet (collectively, the “Company Financials”). The Company Financials were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments, none of which are material) and fairly present, in all material respects, the financial position and operating results of the Company and its consolidated Subsidiary as of the dates and for the periods indicated therein.
(b) Each of the Company and its Subsidiary maintains accurate books and records reflecting their assets and liabilities and maintains a system of internal accounting controls designed to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as reasonably necessary to permit preparation of the financial statements of the Company and its Subsidiary and to maintain accountability of the Company’s and its Subsidiary’s assets; (iii) access to the Company’s and its Subsidiary’s assets is permitted only in accordance with management’s general or specific authorization; (iv) the recorded accountability for the Company’s and its Subsidiary’s assets is compared with the existing assets at regular intervals and appropriate action is taken with respect to any differences; and (v) accounts, notes and other receivables and inventory are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis. Each of the Company and its Subsidiary maintains internal control over financial reporting that provides reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes.
(c) Section 2.7(c) of the Company Disclosure Schedule lists, and the Company has delivered to Parent accurate and complete copies of the documentation creating or governing, all securitization transactions and “off-balance sheet arrangements” (as defined in Item 303(c) of Regulation S-K under the Exchange Act) effected by the Company or its Subsidiary since January 1, 2016.
(d) Since January 1, 2016, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer or general counsel of the Company, the Company Board or any committee thereof. Since January 1, 2016, neither the Company nor its independent auditors have identified (i) any significant deficiency or material weakness in the design or operation of the system of internal accounting controls utilized by the Company and its Subsidiary, (ii) any fraud, whether or not material, that involves the Company, any of its Subsidiaries, the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiary or (iii) any claim or allegation regarding any of the foregoing.
2.8 Absence of Changes.   Except as set forth on Section 2.8 of the Company Disclosure Schedule, between the date of the Company Unaudited Interim Balance Sheet and the date of this Agreement, the Company has conducted its business in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto and to the other Contemplated Transactions) and there has not been any (a) Company Material Adverse Effect or (b) action, event or occurrence that would have required the consent of Parent pursuant to Section 4.2(b) had such action, event or occurrence taken place after the execution and delivery of this Agreement.
2.9 Absence of Undisclosed Liabilities.   As of the date hereof, neither the Company nor its Subsidiary has any Liability of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Company Unaudited Interim Balance Sheet; (b) Liabilities that have been incurred by the Company or its Subsidiaries since the date of the Company Unaudited Interim Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of the Company under Company Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and (f) Liabilities described in Section 2.9 of the Company Disclosure Schedule.
2.10 Title to Assets.   Each of the Company and its Subsidiary owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all material tangible properties or assets and equipment used or held for use in its business or operations or purported to be owned by it, including: (a) all tangible assets reflected on the Company Unaudited Interim Balance Sheet (other than assets disposed of in the Ordinary Course of Business since the date of the Company Unaudited Interim Balance Sheet); and (b) all other tangible assets reflected in the books and records of the Company or its Subsidiary as being owned by the Company or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by the Company or any of its Subsidiary free and clear of any Encumbrances, other than Permitted Encumbrances.
2.11 Real Property; Leasehold.   Neither the Company nor its Subsidiary owns or has ever owned any real property. The Company has made available to Parent (a) an accurate and complete list of all real properties with respect to which the Company or its Subsidiary directly or indirectly holds a valid leasehold interest as well as any other real estate that is in the possession of or leased by the Company or any of its Subsidiaries, and (b) copies of all leases under which any such real property is possessed (the “Company Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. The Company’s use and operation of each such leased property conforms to all applicable Laws in all material respects, and the Company has exclusive possession of each such leased property and has not granted any occupancy rights to tenants or licensees with respect to such leased property. In addition, each such leased property is free and clear of all Encumbrances other than Permitted Encumbrances.
2.12 Intellectual Property.
(a) Section 2.12(a) of the Company Disclosure Schedule identifies (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners, for each item of material Registered IP owned in whole or in part by the Company or its Subsidiary. To the Knowledge of the Company, each of the patents and patent applications included in the material Registered IP properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws. As of the date of this Agreement, no interference, opposition, reissue, reexamination or other proceeding of any nature (other than initial examination proceedings) is pending or, to the Knowledge of the Company, threatened in writing, in which the scope, validity, enforceability or ownership of any Registered IP listed on Section 2.12(a) of the Company Disclosure Schedule is being or has been contested or challenged.
(b) The Company or its Subsidiary owns all right, title and interest in and to all material Company IP (other than as disclosed on Section 2.12(a) of the Company Disclosure Schedule), free and clear of all Encumbrances other than Permitted Encumbrances, and has the right, pursuant to enforceable agreements to use all other material Intellectual Property Rights used by the Company or its Subsidiary in its business as currently conducted. Each Company Associate involved in the creation or development of any Company IP, pursuant to such Company Associate’s activities on behalf of the Company or its Subsidiary, has signed a written agreement containing an assignment of Intellectual Property Rights to the Company or its Subsidiary and confidentiality provisions protecting the Company IP.
(c) To the Knowledge of the Company, no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution is being used to create Company IP, except for Company IP licensed from the Regents of the University of California under that certain agreement listed on Section 2.12(c) of the Company Disclosure Schedule.
(d) Section 2.12(d) of the Company Disclosure Schedule sets forth each Contract pursuant to which the Company (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by the Company or its Subsidiary in its business as currently conducted (each a “Company In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to the Company or its Subsidiary under a Company In-bound License (each a “Company Out-bound License”) (provided, that, Company In-bound Licenses shall not include material transfer agreements, clinical trial agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses entered into in the Ordinary Course of Business; and Company Out-bound Licenses shall not include limited, non-exclusive licenses granted under material transfer agreements, clinical trial agreements, non-disclosure agreements, or non-exclusive outbound licenses entered into in the Ordinary Course of Business).

(e) To the Knowledge of the Company: (i) the operation of the businesses of the Company and its Subsidiary as currently conducted does not infringe any valid and enforceable Registered IP or misappropriate or otherwise violate any other Intellectual Property Right owned by any other Person; and (ii) no other Person is infringing, misappropriating or otherwise violating any Company IP or any Intellectual Property Rights exclusively licensed to the Company or its Subsidiary. As of the date of this Agreement, no Legal Proceeding is pending (or, to the Knowledge of the Company, is threatened in writing) (A) against the Company or its Subsidiary alleging that the operation of the business of the Company or its Subsidiary infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by the Company or its Subsidiary alleging that another Person has infringed, misappropriated or otherwise violated any of the Company IP or any Intellectual Property Rights exclusively licensed to the Company or its Subsidiary. Since January 1, 2016, neither the Company nor its Subsidiary has received any written notice or other written communication alleging that the operation of the business of the Company or its Subsidiary infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.
(f) The Company and its Subsidiary have taken reasonable security and other measures, including measures against unauthorized disclosure, to protect the secrecy, confidentiality, and value of its trade secrets and other technical information.
(g) None of the Company IP or, to the Knowledge of the Company, any material Intellectual Property Rights exclusively licensed to the Company or its Subsidiary is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by the Company or its Subsidiary of any such Company IP or material Intellectual Property Rights exclusively licensed to the Company or its Subsidiary.
(h) The Company and its Subsidiary maintain commercially reasonable policies regarding data security, privacy, transfer, and use of personally identifiable information and sensitive business information (collectively, “Sensitive Data”) that support compliance by the Company and its Subsidiary with all applicable Laws. The Company and the operation of the Company’s business are in substantial compliance with all such policies and other Laws pertaining to data privacy and data security of any Sensitive Data except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. To the Knowledge of the Company, since January 1, 2016, there have been (i) no material losses or thefts of data or security breaches relating to Sensitive Data used in the business of the Company or its Subsidiary, (ii) no violations of any security policy of the Company or its Subsidiary regarding any such Sensitive Data, (iii) no unauthorized access or unauthorized use of any Sensitive Data used in the business of the Company or its Subsidiary and (iv) no unintended or improper disclosure of any personally identifiable information in the possession, custody or control of the Company or its Subsidiary or a contractor or agent acting on behalf of the Company or its Subsidiary, in each case of  (i) through (iv), except as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect.
2.13 Agreements, Contracts and Commitments.
(a) Section 2.13(a) of the Company Disclosure Schedule lists the following Company Contracts in effect as of the date of this Agreement other than any Company Benefit Plans (each, a “Company Material Contract” and collectively, the “Company Material Contracts”):
(i) each Company Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;
(ii) each Company Contract containing (A) any covenant limiting the freedom of the Company, its Subsidiary or the Surviving Corporation to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement, (C) any exclusivity provision, or (D) any non-solicitation provision applicable to the Company;
(iii) each Company Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of  $150,000 pursuant to its express terms and not cancelable without penalty;

(iv) each Company Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;
(v) each Company Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of the Company or any of its Subsidiaries or any loans or debt obligations with officers or directors of the Company;
(vi) each Company Contract requiring payment by or to the Company after the date of this Agreement in excess of  $150,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of the Company; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which the Company has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which the Company has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by the Company; or (D) any Contract to license any third party to manufacture or produce any product, service or technology of the Company or any Contract to sell, distribute or commercialize any products or service of the Company, in each case, except for Company Contracts entered into in the Ordinary Course of Business;
(vii) each Company Contract with any Person, including any financial advisor, broker, finder, investment banker or other Person, providing advisory services to the Company in connection with the Contemplated Transactions;
(viii) each Company Real Estate Lease;
(ix) each Company Contract with any Governmental Body;
(x) each Company Out-bound License and Company In-bound License;
(xi) each Company Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of the Company or its Subsidiary; or
(xii) any other Company Contract that is not terminable (with no penalty or payment) by the Company or its Subsidiary without more than 30 days’ prior written notice, and (A) which involves payment or receipt by the Company or its Subsidiary after the date of this Agreement under any such agreement, Contract or commitment of more than $150,000 in the aggregate, or obligations after the date of this Agreement in excess of  $150,000 in the aggregate, or (B) that is material to the business or operations of the Company and its Subsidiary, taken as a whole.
(b) The Company has made available to Parent accurate and complete copies of all Company Material Contracts, including all amendments thereto. Except as set forth in Section 2.13(b) of the Company Disclosure Schedule, there are no Company Material Contracts that are not in written form. Neither the Company nor its Subsidiary has, nor to the Knowledge of the Company, as of the date of this Agreement has any other party to a Company Material Contract, breached, violated or defaulted under, or received written notice that it breached, violated or defaulted under, any of the terms or conditions of any Company Material Contract in such manner as would permit any other party to cancel or terminate any such Company Material Contract, or would permit any other party to seek damages that would reasonably be expected to be material to the Company or its business. As to the Company and its Subsidiary, as of the date of this Agreement, each Company Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. The Company is not currently renegotiating, and no Person has a right pursuant to the terms of any Company Material Contract to change, any material amount paid or payable to the Company under any Company Material Contract or any other material term or provision of any Company Material Contract.

2.14 Compliance; Permits; Restrictions.
(a) The Company and its Subsidiary are, and since January 1, 2016 have been, in compliance in all material respects with all applicable Laws, including the Federal Food, Drug, and Cosmetic Act (“FDCA”), the Food and Drug Administration (“FDA”) regulations adopted thereunder, the Public Health Service Act and any other similar Law administered or promulgated by the FDA or other comparable Governmental Body responsible for regulation of the development, clinical testing, manufacturing, sale, marketing, distribution and importation or exportation of drug and biopharmaceutical products (each, a “Drug Regulatory Agency”), except for any noncompliance, either individually or in the aggregate, which would not be material to the Company. No investigation, claim, suit, proceeding, inspection, audit or other action by any Governmental Body is pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiary. There is no agreement, judgment, injunction, order or decree binding upon the Company or its Subsidiary that (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company and its Subsidiary, taken as a whole, any acquisition of material property by the Company or its Subsidiary or the conduct of business by the Company or its Subsidiary, taken as a whole, as currently conducted, (ii) is reasonably likely to have a material adverse effect on the Company’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.
(b) Each of the Company and its Subsidiary hold all required Governmental Authorizations that are material to the operation of the business of the Company and its Subsidiary, as the case may be, as currently conducted (the “Company Permits”). Section 2.14(b) of the Company Disclosure Schedule identifies each Company Permit. Each of the Company and its Subsidiary is in material compliance with the terms of the Company Permits. No Legal Proceeding is pending or, to the Knowledge of the Company, threatened in writing, which seeks to revoke, limit, suspend, or materially modify any Company Permit. The rights and benefits of each Company Permit will be available to the Surviving Corporation or its Subsidiaries, as applicable, immediately after the Effective Time on terms substantially identical to those enjoyed by the Company and its Subsidiary as of the date of this Agreement and immediately prior to the Effective Time.
(c) There are no proceedings pending or, to the Knowledge of the Company, threatened in writing with respect to an alleged material violation by the Company or its Subsidiary of the FDCA, FDA regulations adopted thereunder, the Public Health Service Act or any other similar Law administered or promulgated by any Drug Regulatory Agency.
(d) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, the Company or its Subsidiary, or in which the Company or its Subsidiary or their respective current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including 21 C.F.R. Parts 50, 54, 56, 58, 210, 211 and 312. No preclinical or clinical trial conducted by or on behalf of the Company or its Subsidiary has been terminated or suspended prior to completion for safety or non-compliance reasons. Since January 1, 2016, neither the Company nor its Subsidiary has received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of the Company threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, the Company or its Subsidiary or in which the Company or its Subsidiary or their respective current products or product candidates have participated.
(e) Neither the Company nor its Subsidiary is the subject of any pending or, to the Knowledge of the Company, threatened investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of the Company, its Subsidiary or any of their respective officers, employees or agents has been convicted of any crime or engaged in any conduct that would reasonably be expected to result in a debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Law. To the Knowledge of the Company, no debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or threatened in writing against the Company, or its Subsidiary or any of their respective officers, employees or agents.
(f) The Company and its Subsidiary have complied with all applicable Laws relating to patient, medical or individual health information, including the Health Insurance Portability and Accountability Act of 1996 and its implementing regulations promulgated thereunder, all as amended from time to time (collectively “HIPAA”), including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. The Company and its Subsidiary have entered into, where required, and are in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements to which the Company is a party or otherwise bound. The Company and its Subsidiary have created and maintained written policies and procedures to protect the privacy of all protected health information, provide training to all employees and agents as required under HIPAA, and have implemented security procedures, including physical, technical and administrative safeguards, intended to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither the Company nor its Subsidiary have received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information or breach of personally identifiable information under applicable state or federal Laws have occurred with respect to information maintained or transmitted to the Company, its Subsidiary, or an agent or third party subject to a Business Associate Agreement with the Company or a Subsidiary of the Company. The Company is currently submitting, receiving and handling or is capable of submitting receiving and handling transactions in accordance with the Standard Transaction Rule. All capitalized terms in this Section 2.14(f) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.
2.15 Legal Proceedings; Orders.
(a) As of the date of this Agreement, there is no pending Legal Proceeding and, to the Knowledge of the Company, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) the Company, (B) the Company’s Subsidiary, (C) any Company Associate (in his or her capacity as such) or (D) any of the material assets owned or used by the Company or its Subsidiary; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.
(b) Except as set forth in Section 2.15(b) of the Company Disclosure Schedule, since January 1, 2016, no Legal Proceeding has been pending against the Company that resulted in material Liability to the Company.
(c) There is no order, writ, injunction, judgment or decree to which the Company or its Subsidiary, or any of the material assets owned or used by the Company or its Subsidiary, is subject. To the Knowledge of the Company, no executive officer of the Company or its Subsidiary is subject to any order, writ, injunction, judgment or decree that prohibits such officer from engaging in or continuing any conduct, activity or practice relating to the business of the Company or to any material assets owned or used by the Company or its Subsidiary.

2.16 Tax Matters.
(a) The Company and its Subsidiary have timely filed all income Tax Returns and other material Tax Returns that they were required to file under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No claim has ever been made by any Governmental Body in any jurisdiction where the Company or its Subsidiary does not file a particular Tax Return or pay a particular Tax that the Company is subject to taxation by that jurisdiction.
(b) All income and other material Taxes due and owing by the Company or its Subsidiary on or before the date hereof  (whether or not shown on any Tax Return) have been fully paid. The unpaid Taxes of the Company and its Subsidiary did not, as of the date of the Company Unaudited Interim Balance Sheet, materially exceed the reserve for Tax Liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the Company Unaudited Interim Balance Sheet. Since the date of the Company Unaudited Interim Balance Sheet, neither the Company nor its Subsidiary has incurred any material Liability for Taxes outside the Ordinary Course of Business.
(c) All Taxes that the Company or its Subsidiary are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, or other third parties and, have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.
(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of the Company or its Subsidiary.
(e) No deficiencies for income or other material Taxes with respect to the Company or its Subsidiary have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing, and to the Knowledge of the Company, threatened audits, assessments or other actions for or relating to any Liability in respect of a material amount of Taxes of the Company or its Subsidiary. Neither the Company nor its Subsidiary (or any of their predecessors) has waived any statute of limitations in respect of any income or other material Taxes or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.
(f) Neither the Company nor its Subsidiary has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(g) Neither the Company nor its Subsidiary is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes or an agreement or arrangement between or among the Company and its Subsidiary.
(h) Neither the Company nor its Subsidiary will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; (vii) application of Sections 951, 951A or 965 of the Code to any income received or accrued on or prior to the Closing Date by any Subsidiary owned by the Company prior to the Effective Time; or (viii) election under Section 108(i) of the Code (or any similar provision of state, local or foreign Law).

(i) Neither the Company nor its Subsidiary has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is the Company). Neither the Company nor its Subsidiary has any Liability for any material Taxes of any Person (other than the Company and its Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), or as a transferee or successor.
(j) Neither the Company nor its Subsidiary has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).
(k) Neither the Company nor its Subsidiary (i) is a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a jurisdiction outside of the country in which it is incorporated or organized.
(l) Neither the Company nor its Subsidiary has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
(m) Neither the Company nor its Subsidiary has taken any action or knows of any fact that would reasonably be expected to prevent the Merger from qualifying for the Intended Tax Treatment.
For purposes of this Section 2.16, each reference to the Company or its Subsidiary shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, the Company or its Subsidiary (as applicable).
2.17 Employee and Labor Matters; Benefit Plans.
(a) Section 2.17(a) of the Company Disclosure Schedule is a list of all material Company Benefit Plans, including, without limitation, each Company Benefit Plan that provides for retirement, change in control, stay or retention, deferred compensation, incentive compensation, severance or retiree medical or life insurance benefits. “Company Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment (other than at-will employment offer letters on the Company’s standard form and other than individual Company Options, Company RSAs or other compensatory equity award agreements made pursuant to the Company’s standard forms, in which case only representative standard forms of such agreements shall be scheduled), consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid-time off, holiday, welfare and fringe benefit plan, program, agreement, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen or terminated), in any case, maintained, contributed to, or required to be contributed to, by the Company, its Subsidiary or any of the Company ERISA Affiliates for the benefit of any current or former employee, director, officer or independent contractor of the Company or its Subsidiary or under which the Company or its Subsidiary has any actual or contingent Liability (including, without limitation, as to the result of it being treated as a single employer under Code Section 414 with any other person).
(b) As applicable with respect to each material Company Benefit Plan, the Company has made available to Parent, true and complete copies of  (i) each material Company Benefit Plan, including all amendments thereto, and in the case of an unwritten material Company Benefit Plan, a written description thereof, (ii) all current trust documents, investment management Contracts, custodial agreements, administrative services agreements and insurance and annuity contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, (vii) all records, notices and filings concerning IRS or Department of

Labor or other Governmental Body audits or investigations, “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code, (viii) all policies and procedures established to comply with the privacy and security rules of HIPAA and (ix) any written reports constituting a valuation of the Company’s capital stock for purposes of Sections 409A or 422 of the Code, whether prepared internally by the Company or by an outside, third-party valuation firm.
(c) Each Company Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and any related documents or agreements and the applicable provisions of ERISA, the Code and all other Laws.
(d) The Company Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and to the Knowledge of the Company, nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Company Benefit Plan or the tax exempt status of the related trust.
(e) Neither the Company, any of its Subsidiaries nor any Company ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent Liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).
(f) There are no pending audits or investigations by any Governmental Body involving any Company Benefit Plan, and no pending or, to the Knowledge of the Company, threatened claims (except for individual claims for benefits payable in the normal operation of the Company Benefit Plans), suits or proceedings involving any Company Benefit Plan, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material Liability to the Company or its Subsidiary. All contributions and premium payments required to have been made under any of the Company Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and neither the Company nor any Company ERISA Affiliate has any Liability for any unpaid contributions with respect to any Company Benefit Plan.
(g) Neither the Company, any of its Subsidiaries or Company ERISA Affiliates, nor to the Knowledge of the Company, any fiduciary, trustee or administrator of any Company Benefit Plan, has engaged in, or in connection with the transactions contemplated by this Agreement will engage in, any transaction with respect to any Company Benefit Plan which would subject any such Company Benefit Plan, the Company, any of its Subsidiaries or Company ERISA Affiliates or Parent to a material Tax, material penalty or material Liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.
(h) No Company Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and neither the Company or Company ERISA Affiliates has made a written or oral representation promising the same.
(i) Neither the execution of, nor the performance of the transactions contemplated by, this Agreement will either alone or in connection with any other event(s) (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of the Company or its Subsidiary, (ii) increase any amount of compensation or benefits otherwise payable under any Company Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Company Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Company Benefit Plan or (v) limit the right to merge, amend or terminate any Company Benefit Plan.

(j) Neither the execution of, nor the consummation of the transactions contemplated by this Agreement (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to the Company and its Subsidiary of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).
(k) The exercise price of each Company Option is not, never has been and can never be less than the fair market value of one share of Company Common Stock as of the grant date of such Company Option.
(l) Section 2.17(l) of the Company Disclosure Schedule lists each Company Benefit Plan that provides for deferred compensation that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and the regulations promulgated thereunder). Each Company Benefit Plan providing for deferred compensation that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and the Treasury Regulations) is, and has been, established, administered and maintained in compliance with the requirements of Section 409A of the Code and the regulations promulgated thereunder in all material respects.
(m) No current or former employee, officer, director or independent contractor of the Company or its Subsidiary has any “gross up” agreements or other assurance of reimbursement for any Taxes imposed under Code Section 409A or Code Section 4999.
(n) Neither the Company nor its Subsidiary is a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union, labor organization, or similar Person representing any of its employees, and there is no labor union, labor organization, or similar Person representing or, to the Knowledge of the Company, purporting to represent or seeking to represent any employees of the Company or its Subsidiary, including through the filing of a petition for representation election.
(o) Each of the Company and its Subsidiary is, and since January 1, 2016 has been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material Liability to the Company or its Subsidiary, with respect to employees of the Company and its Subsidiary, the Company and its Subsidiary, since January 1, 2016: (i) has withheld and reported all amounts required by Law or by agreement to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees, (ii) is not liable for any arrears of wages (including overtime wages), severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, disability, social security or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business). There are no actions, suits, claims, charges, lawsuits, investigations, audits or administrative matters pending or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiary relating to any employee, applicant for employment, consultant, employment agreement or Company Benefit Plan (other than routine claims for benefits).
(p) Except as would not be reasonably likely to result in a material Liability to the Company or its Subsidiary, with respect to each individual who currently renders services to the Company or its Subsidiary, the Company or its Subsidiary, as applicable, has accurately classified each such individual as an employee, independent contractor, or otherwise under all applicable Laws and, for each individual classified as an employee, the Company or its Subsidiary, as applicable, has accurately classified him or her as overtime eligible or overtime ineligible under all applicable Laws. Neither the

Company nor its Subsidiary has any material Liability with respect to any misclassification of: (a) any Person as an independent contractor rather than as an employee, (b) any employee leased from another employer, or (c) any employee currently or formerly classified as exempt from overtime wages.
(q) There is not and has not been in the past three years, nor is there or has there been in the past three years any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute, or, to the Knowledge of the Company, any union organizing activity, against the Company or its Subsidiary. No event has occurred, and no condition or circumstance exists, that might directly or indirectly be likely to give rise to or provide a basis for the commencement of any such strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, any similar activity or dispute, or, to the Knowledge of the Company, any union organizing activity.
(r) There is no Legal Proceeding, claim, unfair labor practice charge or complaint, labor dispute or grievance pending or, to the Knowledge of the Company, threatened against Company or its Subsidiary relating to labor, employment, employment practices, or terms and conditions of employment.
(s) As of the date hereof, no Key Employee has submitted his or her resignation.
2.18 Environmental Matters.   The Company and its Subsidiary are in compliance, and since January 1, 2016 have complied with, all applicable Environmental Laws, which compliance includes the possession by the Company and its Subsidiary of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect. Neither the Company nor its Subsidiary has received since January 1, 2016 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that the Company or its Subsidiary is not in compliance with or has Liability pursuant to any Environmental Law and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to prevent or interfere with the Company’s or its Subsidiary’s compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to have a Company Material Adverse Effect. No current or (during the time a prior property was leased or controlled by the Company or its Subsidiary) prior property leased or controlled by the Company or its Subsidiary has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material Liability of the Company or its Subsidiary pursuant to Environmental Law. No Consent of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions. Prior to the date hereof, the Company or its Subsidiary has provided or otherwise made available to Parent true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of the Company or its Subsidiary with respect to any property leased or controlled by the Company or its Subsidiary or any business operated by them.
2.19 Insurance.   The Company has delivered or made available to Parent accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of the Company and its Subsidiary. Each of such insurance policies is in full force and effect and the Company and its Subsidiary are in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2016, neither the Company nor its Subsidiary has received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. The Company and its Subsidiary have provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against the Company or its Subsidiary for which the Company or its Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or the Company, informed the Company or its Subsidiary of its intent to do so.

2.20 No Financial Advisors.   Except as set forth on Section 2.20 of the Company Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of the Company or its Subsidiary.
2.21 Transactions with Affiliates.
(a) Section 2.21(a) of the Company Disclosure Schedule describes all material transactions or relationships, since January 1, 2016, between, on one hand, the Company or its Subsidiary and, on the other hand, any (i) executive officer or director of the Company or, to the Knowledge of the Company, its Subsidiary or any of such executive officer’s or director’s immediate family members, (ii) owner of more than 5% of the voting power of the outstanding Company Common Stock or (iii) to the Knowledge of the Company, any “related person” (within the meaning of Item 404 of Regulation S-K under the Securities Act) of any such officer, director or owner (other than the Company or its Subsidiary) in the case of each of  (i), (ii) or (iii) that is of the type that would be required to be disclosed under Item 404 of Regulation S-K under the Securities Act.
(b) Section 2.21(b) of the Company Disclosure Schedule lists each stockholders agreement, voting agreement, registration rights agreement, co-sale agreement or other similar Contract between the Company and any holders of Company Common Stock, including any such Contract granting any Person investor rights, rights of first refusal, rights of first offer, registration rights, director designation rights or similar rights (collectively, the “Investor Agreements”).
2.22 Anti-Bribery.   None of the Company or its Subsidiary or any of their respective directors, officers, employees or, to the Company’s Knowledge, agents or any other Person acting on their behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of the Foreign Corrupt Practices Act of 1977, the UK Bribery Act of 2010 or any other anti-bribery or anti-corruption Law (collectively, the “Anti-Bribery Laws”). Neither the Company nor its Subsidiary is or has been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.
2.23 Disclaimer of Other Representations and Warranties.   Except as expressly set forth in this Section 2, the Company makes no representation or warranty, express or implied, at law or in equity, including with respect to it or any of its assets, liabilities or operations, and any such other representations and warranties are hereby expressly disclaimed.
Section 3. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Subject to Section 10.13(h), except (a) as set forth in the written disclosure schedule delivered by Parent to the Company (the “Parent Disclosure Schedule”) or (b) as disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but (i) without giving effect to any amendment thereof filed with, or furnished to the SEC on or after the date hereof and (ii) excluding any disclosures contained under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or in any other section to the extent they are forward-looking statements or cautionary, predictive or forward-looking in nature), Parent and Merger Sub represent and warrant to the Company as follows:
3.1 Due Organization; Subsidiaries.
(a) Each of Parent and Merger Sub is a corporation duly incorporated, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, and has all necessary corporate power and authority to conduct its business in the manner in which its business is currently being conducted and to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used, except where the failure to have such power or authority would not reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Contemplated Transactions. Since the date of its incorporation, Merger Sub has not engaged in any activities other than activities incident to its formation or in connection with or as contemplated by this Agreement.

(b) Parent is qualified to do business, and is in good standing (to the extent applicable in such jurisdiction), under the Laws of all jurisdictions where the nature of its business requires such licensing or qualification other than in jurisdictions where the failure to be so qualified individually or in the aggregate would not be reasonably expected to have a Parent Material Adverse Effect.
(c) Each of Parent’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and, if applicable, in good standing under the Laws of the jurisdiction of its organization and has all necessary corporate or other power and authority to conduct its business in the manner in which its business is currently being conducted and to own or lease and use its property and assets in the manner in which its property and assets are currently owned or leased and used, except where the failure to have such power or authority would not be reasonably expected to have a Parent Material Adverse Effect.
(d) Neither Parent nor any of its Subsidiaries is or has otherwise been, directly or indirectly, a party to, member of or participant in any partnership, joint venture or similar business entity. Neither Parent nor any of its Subsidiaries has agreed or is obligated to make, or is bound by any Contract under which it may become obligated to make, any future investment in or capital contribution to any other Entity. Neither Parent nor any of its Subsidiaries has, at any time, been a general partner of, or has otherwise been liable for any of the debts or other obligations of, any general partnership, limited partnership or other Entity.
3.2 Organizational Documents.   Parent has made available to the Company accurate and complete copies of Parent’s and its Subsidiaries’ Organizational Documents in effect as of the date of this Agreement. Neither Parent nor any of its Subsidiaries is in material breach or violation of its respective Organizational Documents.
3.3 Authority; Binding Nature of Agreement.   Each of Parent and Merger Sub has all necessary corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the Contemplated Transactions. The Parent Board has: (a) determined that the Contemplated Transactions are fair to, advisable and in the best interests of Parent and its stockholders; (b) authorized, approved and declared advisable this Agreement and the Contemplated Transactions, including the issuance of shares of Parent Common Stock to the stockholders of the Company pursuant to the terms of this Agreement and the treatment of the Company Options pursuant to this Agreement; and (c) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholders of Parent vote to approve this Agreement and the Contemplated Transactions, including the issuance of shares of Parent Common Stock to the stockholders of the Company pursuant to the terms of this Agreement. The Merger Sub Board (by unanimous written consent) has: (x) determined that the Contemplated Transactions are fair to, advisable, and in the best interests of Merger Sub and its sole stockholder; (y) deemed advisable and approved this Agreement and the Contemplated Transactions; and (z) determined to recommend, upon the terms and subject to the conditions set forth in this Agreement, that the stockholder of Merger Sub vote to adopt this Agreement and thereby approve the Contemplated Transactions. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes the legal, valid and binding obligation of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, subject to the Enforceability Exceptions. Prior to the execution of the Parent Stockholder Support Agreements, the Parent Board approved the Parent Stockholder Support Agreements and the transactions contemplated thereby.
3.4 Vote Required.   (A) The affirmative vote of the holders of a majority of outstanding shares of Parent’s Common Stock is the only vote of the holders of any class or series of Parent Common Stock necessary to approve the proposals in clauses 5.3(a)(i) and 5.3(a)(ii), and (B) the affirmative vote of the holders of a majority of shares of Parent’s Common Stock cast on the proposals in clauses 5.3(a)(iii) and 5.3(a)(iv), is the only vote of the holders of any class or series of Parent Common Stock necessary to approve the proposals in clauses 5.3(a)(iii) and 5.3(a)(iv). The required votes specified in this paragraph with respect to the matters specified in clauses 5.3(a)(i)-(iii) shall be referred to herein as the “Required Parent Stockholder Votes,” and the votes specified in this paragraph with respect to the matters specified in clauses 5.3(a)(iv) shall be referred to herein as the “Other Parent Stockholder Votes,” and the Required Parent Stockholder Votes and the Other Parent Stockholder Votes shall be collectively referred to herein as the “Parent Stockholder Votes.”

3.5 Non-Contravention; Consents.   Subject to obtaining the Parent Stockholder Vote and the filing of the Articles of Merger required by the WBCA, neither (x) the execution, delivery or performance of this Agreement by Parent or Merger Sub, nor (y) the consummation of the Contemplated Transactions, will directly or indirectly (with or without notice or lapse of time):
(a) contravene, conflict with or result in a violation of any of the provisions of the Organizational Documents of Parent or Merger Sub;
(b) contravene, conflict with or result in a violation of, or give any Governmental Body, or to the Knowledge of Parent, any other Person the right to challenge the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Law or any order, writ, injunction, judgment or decree to which Parent or its Subsidiaries, or any of the assets owned or used by Parent or its Subsidiaries, is subject, except as would not reasonably be expected to be material to Parent or its business;
(c) to the Knowledge of Parent, contravene, conflict with or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Parent or its Subsidiaries, except as would not reasonably be expected to be material to Parent or its business;
(d) contravene, conflict with or result in a violation or breach of, or result in a default under, any provision of any Parent Material Contract, or give any Person the right to: (i) declare a default or exercise any remedy under any Parent Material Contract; (ii) any material payment, rebate, chargeback, penalty or change in delivery schedule under any Parent Material Contract; (iii) accelerate the maturity or performance of any Parent Material Contract; or (iv) cancel, terminate or modify any term of any Parent Material Contract, except in the case of any non-material breach, default, penalty or modification; or
(e) result in the imposition or creation of any Encumbrance upon or with respect to any material asset owned or used by Parent or its Subsidiaries (except for Permitted Encumbrances).
Except for (i) any Consent set forth on Section 3.5 of the Parent Disclosure Schedule under any Parent Contract, (ii) the Parent Stockholder Vote, (iii) the filing of the Articles of Merger with the Secretary of State of the State of Washington pursuant to the WBCA, and (iv) such consents, waivers, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities Laws, Parent is not and will not be required to make any filing with or give any notice to, or to obtain any Consent from, any Person in connection with (x) the execution, delivery or performance of this Agreement, or (y) the consummation of the Contemplated Transactions, which if individually or in the aggregate were not given or obtained, would reasonably be expected to prevent or materially delay the ability of Parent and Merger Sub to consummate the Contemplated Transactions. The Parent Board and the Merger Sub Board have taken and will take all actions necessary to ensure that the restrictions applicable to business combinations contained in Chapter 23B.19 of the WBCA are, and will be, inapplicable to the execution, delivery and performance of this Agreement and to the consummation of the Contemplated Transactions. No other state Takeover Statute or similar Law applies or purports to apply to the Merger, this Agreement or any of the other Contemplated Transactions.
3.6 Capitalization.
(a) The authorized capital stock of Parent as of the date of this Agreement consists of (i) 217,000,000 shares of Parent Common Stock, par value $0.01 per share, of which 32,774,690 shares have been issued and are outstanding as of the close of business on the Reference Date and (ii) 10,000,000 shares of preferred stock of Parent, par value $0.01 per share, of which no shares have been issued and are outstanding as of the date of this Agreement. Parent does not hold any shares of its capital stock in its treasury. As of the close of business on the Reference Date, there are outstanding Parent Warrants to purchase 26,969,827 shares of Parent Common Stock.
(b) All of the outstanding shares of Parent Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. None of the outstanding shares of Parent Common Stock is entitled or subject to any preemptive right, right of participation, right of maintenance or any similar right and none of the outstanding shares of Parent Common Stock is subject to any right of first refusal in favor of Parent. Except as contemplated herein, there is no Parent Contract relating to the voting or registration of, or restricting any Person from purchasing, selling, pledging or otherwise disposing of  (or granting any option or similar right with respect to), any shares of Parent Common Stock. Parent is not under any obligation, nor is it bound by any Contract pursuant to which it may become obligated, to repurchase, redeem or otherwise acquire any outstanding shares of Parent Common Stock or other securities.
(c) Except for the Parent Stock Plans and the ESPP, and except as set forth on Section 3.6(c) of the Parent Disclosure Schedule, Parent does not have any stock option plan or any other plan, program, agreement or arrangement providing for any equity-based compensation for any Person. As of the close of business on the Reference Date, 1,150,164 shares have been reserved for issuance upon exercise of Parent Options granted under the Parent Stock Plans that are outstanding as of the date of this Agreement and 446,127 shares remain available for future issuance pursuant to the Parent Stock Plans. No vesting of Parent Options will accelerate in connection with the closing of the Contemplated Transactions.
(d) Except for the Parent Warrants, Parent Stock Plans and the ESPP, including the Parent Options and as otherwise set forth on Section 3.6(d) of the Parent Disclosure Schedule, there is no: (i) outstanding subscription, option, call, warrant or right (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Parent or any of its Subsidiaries; (ii) outstanding security, instrument or obligation that is or may become convertible into or exchangeable for any shares of the capital stock or other securities of Parent or any of its Subsidiaries; or (iii) condition or circumstance that is reasonably likely to give rise to or provide a basis for the assertion of a claim by any Person to the effect that such Person is entitled to acquire or receive any shares of capital stock or other securities of Parent or any of its Subsidiaries. There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to Parent or any of its Subsidiaries.
(e) All outstanding shares of Parent Common Stock, Parent Options, Parent Warrants and other securities of Parent have been issued and granted in material compliance with (i) all applicable securities Laws and other applicable Law, and (ii) all requirements set forth in applicable Contracts.
3.7 SEC Filings; Financial Statements.
(a) Parent has delivered or made available to the Company accurate and complete copies of all registration statements, proxy statements, Certifications (as defined below) and other statements, reports, schedules, forms and other documents filed by Parent with the SEC since January 1, 2017 (the “Parent SEC Documents”), other than such documents that can be obtained on the SEC’s website at www.sec.gov. All statements, reports, schedules, forms and other documents (including all exhibits, schedules and annexes thereto) required to have been filed by Parent or its officers with the SEC have been so filed on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the Parent SEC Documents complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be), including in each case, the rules and regulations promulgated thereunder, and none of the Parent SEC Documents at the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the Parent SEC Documents (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable Laws, and no current or former executive officer of Parent has failed to make the Certifications required of him or her. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC or NYSE with respect to Parent SEC Documents. As of the date of this Agreement, to the Knowledge of Parent, none of the Parent SEC Documents are the subject of ongoing SEC review and there are no inquiries or investigations by the SEC or any internal investigations pending or threatened, including with regards to any accounting practices of Parent. As used in this Section 3.7, the term “file” and variations thereof shall be broadly construed to include any manner in which a document or information is furnished, supplied or otherwise made available to the SEC.
(b) The financial statements (including any related notes) contained or incorporated by reference in the Parent SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with GAAP (except as may be indicated in the notes to such financial statements or, in the case of unaudited financial statements, except as permitted by Form 10-Q of the SEC, and except that the unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end adjustments) applied on a consistent basis unless otherwise noted therein throughout the periods indicated; and (iii) fairly present, in all material respects, the financial position of Parent and its consolidated Subsidiaries as of the respective dates thereof and the results of operations and cash flows of Parent for the periods covered thereby. Other than as expressly disclosed in the Parent SEC Documents filed prior to the date hereof, there has been no material change in Parent’s accounting methods or principles that would be required to be disclosed in Parent’s financial statements in accordance with GAAP. Parent is and each of its Subsidiaries are in compliance in all material respects with the applicable current listing and governance rules and regulations of the NYSE.
(c) Since January 1, 2016, Parent’s auditor has at all times since the date of enactment of the Sarbanes-Oxley Act been: (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act); (ii) to the Knowledge of Parent, “independent” with respect to Parent within the meaning of Regulation S-X under the Exchange Act; and (iii) to the Knowledge of Parent, in compliance with subsections (g) through (1) of Section 10A of the Exchange Act and the rules and regulations promulgated by the SEC and the Public Company Accounting Oversight Board thereunder.
(d) Except as set forth in Section 3.7(d) of the Parent Disclosure Schedule, from January 1, 2016 through the date hereof, Parent has not received any comment letter from the SEC or the staff thereof or any correspondence from NYSE or the staff thereof relating to the delisting or maintenance of listing of the Parent Common Stock on The NYSE (or such other NYSE market on which the Parent Common Stock then trades). Parent has not disclosed any unresolved comments in the Parent SEC Documents.
(e) Since January 1, 2016, there have been no formal internal investigations regarding financial reporting or accounting policies and practices discussed with, reviewed by or initiated at the direction of the chief executive officer or chief financial officer of Parent, the Parent Board of Directors or any committee thereof, other than ordinary course audits or reviews of accounting policies and practices or internal controls required by the Sarbanes-Oxley Act.
(f) Except as set forth on Section 3.7(f) of the Parent Disclosure Schedule, Parent is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act and the applicable listing and governance rules and regulations of NYSE.
(g) Parent maintains a system of internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) of the regulations promulgated by the SEC under the Exchange Act) that is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, (ii) that receipts and expenditures are made only in accordance with authorizations of management and the Parent Board and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Parent’s assets that could have a material effect on Parent’s financial statements. Parent has evaluated the effectiveness of Parent’s internal control over financial reporting as of March 31, 2018, and, to the extent required by applicable Law, presented in any applicable Parent SEC Document that is a report on Form 10-K or Form 10-Q (or any amendment thereto) its conclusions about the effectiveness of the internal control over financial reporting as of the end of the period covered by such report or amendment based on such evaluation. Parent has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent’s auditors and audit committee (and made available to the Company a summary of the significant aspects of such disclosure) (A) all significant deficiencies, if any, in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect Parent’s ability to record, process, summarize and report financial information and (B) any known fraud that involves management or other employees who have a significant role in Parent’s internal control over financial reporting. To the Knowledge of Parent, there are no significant deficiencies or material weaknesses in the design or operation of Parent’s internal control over financial reporting and there is no change in the Parent’s internal control over financial reporting that has materially affected, or is reasonably likely to materially effect, the Parent’s internal control over financial reporting.
(h) Parent maintains an effective system of  “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) that are designed to ensure that information required to be disclosed by Parent in the periodic reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the required time periods, and that all such information is accumulated and communicated to Parent’s management as appropriate to allow timely decisions regarding required disclosure and to make the Certifications.
3.8 Absence of Changes.   Except as set forth on Section 3.8 of the Parent Disclosure Schedule, between the date of the Parent Balance Sheet and the date of this Agreement, Parent and its Subsidiaries have conducted its business only in the Ordinary Course of Business (except for the execution and performance of this Agreement and the discussions, negotiations and transactions related thereto) and there has not been any (a) Parent Material Adverse Effect or (b) action, event or occurrence that would have required the consent of the Company pursuant to Section 4.1(b) had such action, event or occurrence taken place after the execution and delivery of this Agreement.
3.9 Absence of Undisclosed Liabilities.   As of the date hereof, Parent and its Subsidiaries do not have any Liability of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by Parent or its Subsidiaries since the date of the Parent Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of Parent or its Subsidiaries under Parent Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule.
3.10 Title to Assets.   Each of Parent and its Subsidiaries owns, and has good and valid title to, or, in the case of leased properties and assets, valid leasehold interests in, all material tangible properties or tangible assets and equipment used or held for use in its business or operations or purported to be owned by it, including: (a) all tangible assets reflected on the Parent Balance Sheet (other than assets disposed of in the Ordinary Course of Business since the date of the Parent Balance Sheet); and (b) all other tangible assets reflected in the books and records of Parent or any of its Subsidiaries as being owned by Parent or such Subsidiary. All of such assets are owned or, in the case of leased assets, leased by Parent or any of its Subsidiaries free and clear of any Encumbrances, other than Permitted Encumbrances.
3.11 Real Property; Leasehold.   Parent and its Subsidiaries do not own any real property. Parent has made available to the Company (a) an accurate and complete list of all real properties with respect to which Parent or its Subsidiaries directly or indirectly hold a valid leasehold interest as well as any other real estate that is in the possession of or leased by Parent or its Subsidiaries, and (b) copies of all leases under which any such real property is possessed (the “Parent Real Estate Leases”), each of which is in full force and effect, with no existing material default thereunder. Parent’s and its Subsidiaries’ use and operation of each such leased property conforms to all applicable Laws in all material respects, and Parent or its Subsidiaries have exclusive possession of each such leased property and has not granted any occupancy rights to tenants or licensees with respect to such leased property. In addition, each such leased property is free and clear of all Encumbrances other than Permitted Encumbrances.

3.12 Intellectual Property.
(a) Section 3.12(a) of the Parent Disclosure Schedule identifies (i) the name of the applicant/registrant, (ii) the jurisdiction of application/registration, (iii) the application or registration number and (iv) any other co-owners, for each item of material Registered IP owned in whole or in part by Parent or its Subsidiaries. To the Knowledge of Parent, each of the patents and patent applications included in the material Registered IP properly identifies by name each and every inventor of the inventions claimed therein as determined in accordance with applicable Laws. As of the date of this Agreement, no interference, opposition, reissue, reexamination or other proceeding of any nature (other than initial examination proceedings) is pending or, to the Knowledge of Parent, threatened in writing, in which the scope, validity, enforceability or ownership of any Registered IP listed on Section 3.12(a) of the Parent Disclosure Schedule is being or has been contested or challenged.
(b) Parent or its Subsidiaries own all right, title and interest in and to all material Parent IP (other than as disclosed on Section 3.12(a) of the Parent Disclosure Schedule), free and clear of all Encumbrances other than Permitted Encumbrances, and has the right, pursuant to enforceable agreements to use all other material Intellectual Property Rights used by Parent or its Subsidiaries in its business as currently conducted. Each Parent Associate involved in the creation or development of any Parent IP, pursuant to such Parent Associate’s activities on behalf of Parent or its Subsidiaries, has signed a written agreement containing an assignment of Intellectual Property Rights to Parent and confidentiality provisions protecting the Parent IP.
(c) To the Knowledge of Parent, no funding, facilities or personnel of any Governmental Body or any university, college, research institute or other educational institution is being used to create Parent IP, except for any such funding or use of facilities or personnel that does not result in such Governmental Body or institution obtaining ownership rights to such Parent IP or the right to receive royalties for the practice of such Parent IP.
(d) Section 3.12(d) of the Parent Disclosure Schedule sets forth each Contract pursuant to which Parent or its Subsidiaries (i) is granted a license under any material Intellectual Property Right owned by any third party that is used by Parent or its Subsidiaries in its business as currently conducted (each a “Parent In-bound License”) or (ii) grants to any third party a license under any material Company IP or material Intellectual Property Right licensed to Parent under a Parent In-bound License (each a “Parent Out-bound License”) (provided, that, Parent In-bound Licenses shall not include material transfer agreements, clinical trial agreements, non-disclosure agreements, commercially available Software-as-a-Service offerings, or off-the-shelf software licenses entered into in the Ordinary Course of Business; and Parent Out-bound Licenses shall not include limited, non-exclusive licenses granted under material transfer agreements, clinical trial agreements, non-disclosure agreements, or non-exclusive outbound licenses entered into in the Ordinary Course of Business).
(e) To the Knowledge of Parent: (i) the operation of the businesses of Parent and its Subsidiaries as currently conducted does not infringe any valid and enforceable Registered IP or misappropriate or otherwise violate any other Intellectual Property Right owned by any other Person; and (ii) no other Person is infringing, misappropriating or otherwise violating any Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. As of the date of this Agreement, no Legal Proceeding is pending (or, to the Knowledge of Parent, is threatened in writing) (A) against Parent or its Subsidiaries alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Rights of another Person or (B) by Parent or its Subsidiaries alleging that another Person has infringed, misappropriated or otherwise violated any of the Parent IP or any Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries. Since January 1, 2016, Parent and its Subsidiaries have not received any written notice or other written communication alleging that the operation of the business of Parent or its Subsidiaries infringes or constitutes the misappropriation or other violation of any Intellectual Property Right of another Person.
(f) Parent and its Subsidiaries has taken reasonable security and other measures, including measures against unauthorized disclosure, to protect the secrecy, confidentiality, and value of its trade secrets and other technical information.

(g) None of the Parent IP or, to the Knowledge of Parent, any material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries is subject to any pending or outstanding injunction, directive, order, judgment or other disposition of dispute that adversely and materially restricts the use, transfer, registration or licensing by Parent or its Subsidiaries of any such Parent IP or material Intellectual Property Rights exclusively licensed to Parent or its Subsidiaries.
(h) Parent and its Subsidiaries maintains commercially reasonable policies regarding Sensitive Data that support compliance by Parent and its Subsidiaries with all applicable Law. Parent and its Subsidiaries and the operation of Parent’s business are in substantial compliance with all such policies and other Laws pertaining to data privacy and data security of any Sensitive Data except as would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect. To the Knowledge of Parent, since January 1, 2016, there have been (i) no material losses or thefts of data or security breaches relating to Sensitive Data used in the business of Parent or its Subsidiaries, (ii) no violations of any security policy of Parent regarding any such Sensitive Data, (iii) no unauthorized access or unauthorized use of any Sensitive Data used in the business of Parent or its Subsidiaries and (iv) no unintended or improper disclosure of any personally identifiable information in the possession, custody or control of Parent or its Subsidiaries or a contractor or agent acting on behalf of Parent or its Subsidiaries, in each case of  (i) through (iv), except as would not reasonably be expected to, individually or in the aggregate, have a Parent Material Adverse Effect.
3.13 Agreements, Contracts and Commitments.   Section 3.13 of the Parent Disclosure Schedule identifies each Parent Contract that is in effect as of the date of this Agreement (other than any Parent Benefit Plan) and is:
(a) a material contract as defined in Item 601(b)(10) of Regulation S-K as promulgated under the Securities Act;
(b) each Contract relating to any agreement of indemnification or guaranty not entered into in the Ordinary Course of Business;
(c) each Contract containing (A) any covenant limiting the freedom of Parent or its Subsidiaries to engage in any line of business or compete with any Person, (B) any most-favored pricing arrangement, (C) any exclusivity provision, or (D) any non-solicitation provision applicable to Parent;
(d) each Contract relating to capital expenditures and requiring payments after the date of this Agreement in excess of  $100,000 pursuant to its express terms and not cancelable without penalty;
(e) each Contract relating to the disposition or acquisition of material assets or any ownership interest in any Entity;
(f) each Contract relating to any mortgages, indentures, loans, notes or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit or creating any material Encumbrances with respect to any assets of Parent or its Subsidiaries or any loans or debt obligations with officers or directors of Parent;
(g) each Contract requiring payment by or to Parent or its Subsidiaries after the date of this Agreement in excess of  $100,000 pursuant to its express terms relating to: (A) any distribution agreement (identifying any that contain exclusivity provisions); (B) any agreement involving provision of services or products with respect to any pre-clinical or clinical development activities of Parent or its Subsidiaries; (C) any dealer, distributor, joint marketing, alliance, joint venture, cooperation, development or other agreement currently in force under which Parent or its Subsidiaries has continuing obligations to develop or market any product, technology or service, or any agreement pursuant to which Parent or its Subsidiaries has continuing obligations to develop any Intellectual Property Rights that will not be owned, in whole or in part, by Parent; or (D) any Contract to license any third party to manufacture or produce any product, service or technology of Parent or its Subsidiaries or any Contract to sell, distribute or commercialize any products or service of Parent or its Subsidiaries, in each case, except for Contracts entered into in the Ordinary Course of Business;
(h) each Contract with any Person, including any financial advisor, broker, finder, investment banker or other Person, providing advisory services to Parent in connection with the Contemplated Transactions;

(i) each Parent Real Estate Lease;
(j) each Contract with any Governmental Body;
(k) each Parent Out-bound License and Parent In-bound License;
(l) each Contract containing any royalty, dividend or similar arrangement based on the revenues or profits of Parent or its Subsidiaries; or
(m) any other Contract that is not terminable at will (with no penalty or payment) by Parent or its Subsidiaries without more than 30 days’ prior written notice, as applicable, and (A) which involves payment or receipt by Parent or its Subsidiaries after the date of this Agreement under any such agreement, Contract or commitment of more than $100,000 in the aggregate, or obligations after the date of this Agreement in excess of  $100,000 in the aggregate, or (B) that is material to the business or operations of Parent and its Subsidiaries, taken as a whole.
(n) Parent has delivered or made available to the Company accurate and complete copies of all Contracts to which Parent or its Subsidiaries is a party or by which it is bound of the type described in the foregoing clauses (a)-(m) (any such Contract, a “Parent Material Contract”). There are no Parent Material Contracts that are not in written form. Neither Parent nor any of its Subsidiaries has, nor, to Parent’s Knowledge, as of the date of this Agreement, has any other party to a Parent Material Contract, breached, violated or defaulted under, or received notice that it breached, violated or defaulted under, any of the terms or conditions of any Parent Material Contract in such manner as would permit any other party to cancel or terminate any such Parent Material Contract, or would permit any other party to seek damages which would reasonably be expected to be material to Parent or its business. As to Parent and its Subsidiaries, as of the date of this Agreement, each Parent Material Contract is valid, binding, enforceable and in full force and effect, subject to the Enforceability Exceptions. No Person is renegotiating, or has a right pursuant to the terms of any Parent Material Contract to change, any material amount paid or payable to Parent under any Parent Material Contract or any other material term or provision of any Parent Material Contract.
3.14 Compliance; Permits.
(a) Parent and each of its Subsidiaries are, and since January 1, 2016 have been, in compliance in all material respects with all applicable Laws, including the FDCA, the FDA regulations adopted thereunder, the Public Health Service Act and any other similar Law administered or promulgated by the FDA or other Drug Regulatory Agency, except for any noncompliance, either individually or in the aggregate, which would not be material to Parent. No investigation, claim, suit, proceeding, inspection, audit or other action by any Governmental Body is pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries. There is no agreement, judgment, injunction, order or decree binding upon Parent or any of its Subsidiaries which (i) has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Parent or any of its Subsidiaries, any acquisition of material property by Parent or any of its Subsidiaries or the conduct of business by Parent or any of its Subsidiaries as currently conducted, (ii) is reasonably likely to have a material adverse effect on Parent’s ability to comply with or perform any covenant or obligation under this Agreement, or (iii) is reasonably likely to have the effect of preventing, delaying, making illegal or otherwise interfering with the Contemplated Transactions.
(b) Parent and its Subsidiaries hold all required Governmental Authorizations that are material to the operation of the business of Parent and its Subsidiaries, as the case may be, as currently conducted (the “Parent Permits”). Section 3.14(b) of the Parent Disclosure Schedule identifies each Parent Permit. Each of Parent and its Subsidiaries is in material compliance with the terms of the Parent Permits. No Legal Proceeding is pending or, to the Knowledge of Parent, threatened, which seeks to revoke, limit, suspend, or materially modify any Parent Permit.
(c) There are no proceedings pending or, to the Knowledge of Parent, threatened in writing with respect to an alleged material violation by Parent or any of its Subsidiaries of the FDCA, FDA regulations adopted thereunder, the Public Health Service Act or any other similar Law administered or promulgated by any Drug Regulatory Agency.

(d) All clinical, pre-clinical and other studies and tests conducted by or on behalf of, or sponsored by, Parent or its Subsidiaries, or in which Parent or its Subsidiaries or their respective current products or product candidates have participated, were and, if still pending, are being conducted in all material respects in accordance with standard medical and scientific research procedures and in compliance in all material respects with the applicable regulations of any applicable Drug Regulatory Agency and other applicable Law, including 21 C.F.R. Parts 50, 54, 56, 58, 210, 211 and 312. No preclinical or clinical trial conducted by or on behalf of Parent or any of its Subsidiaries has been terminated or suspended prior to completion for safety or non-compliance reasons. Since January 1, 2016, neither Parent nor any of its Subsidiaries has received any notices, correspondence, or other communications from any Drug Regulatory Agency requiring, or to the Knowledge of Parent threatening to initiate, the termination or suspension of any clinical studies conducted by or on behalf of, or sponsored by, Parent or any of its Subsidiaries or in which Parent or any of its Subsidiaries or their respective current products or product candidates have participated.
(e) Neither Parent nor any of its Subsidiaries is the subject of any pending or, to the Knowledge of Parent, threatened investigation in respect of its business or products by the FDA pursuant to its “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. To the Knowledge of Parent, neither Parent nor any of its Subsidiaries has committed any acts, made any statement, or failed to make any statement, in each case in respect of its business or products that would violate the FDA’s “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” Final Policy, and any amendments thereto. None of Parent, any of its Subsidiaries or any of their respective officers, employees or agents has been convicted of any crime or engaged in any conduct that could result in a debarment or exclusion (i) under 21 U.S.C. Section 335a or (ii) any similar applicable Law. To the Knowledge of Parent or Merger Sub, no debarment or exclusionary claims, actions, proceedings or investigations in respect of their business or products are pending or, threatened in writing against Parent, any of its Subsidiaries or any of their respective officers, employees or agents.
(f) Parent and its Subsidiaries have complied with all Laws relating to patient, medical or individual health information, including HIPAA, including the standards for the privacy of Individually Identifiable Health Information at 45 C.F.R. Parts 160 and 164, Subparts A and E, the standards for the protection of Electronic Protected Health Information set forth at 45 C.F.R. Part 160 and 45 C.F.R. Part 164, Subpart A and Subpart C, the standards for transactions and code sets used in electronic transactions at 45 C.F.R. Part 160, Subpart A and Part 162, and the standards for Breach Notification for Unsecured Protected Health Information at 45 C.F.R. Part 164, Subpart D, all as amended from time to time. Parent and its Subsidiaries have entered into, where required, and are in compliance in all material respects with the terms of all Business Associate (as defined in HIPAA) agreements to which Parent or a Subsidiary is a party or otherwise bound. Parent and its Subsidiaries have created and maintained written policies and procedures to protect the privacy of all protected health information, provide training to all employees and agents as required under HIPAA, and have implemented security procedures, including physical, technical and administrative safeguards, intended to protect all personal information and Protected Health Information stored or transmitted in electronic form. Neither Parent nor its Subsidiaries have received written notice from the Office for Civil Rights for the U.S. Department of Health and Human Services or any other Governmental Body of any allegation regarding its failure to comply with HIPAA or any other state law or regulation applicable to the protection of individually identifiable health information or personally identifiable information. No successful Security Incident, Breach of Unsecured Protected Health Information or breach of personally identifiable information under applicable state or federal laws have occurred with respect to information maintained or transmitted to Parent, any of its Subsidiaries, or an agent or third party subject to a Business Associate Agreement with Parent or a Subsidiary of Parent. Parent is currently submitting, receiving and handling or is capable of submitting receiving and handling transactions in accordance with the Standard Transaction Rule. All capitalized terms in this Section 3.14(f) not otherwise defined in this Agreement shall have the meanings set forth under HIPAA.

3.15 Legal Proceedings; Orders.
(a) As of the date of this Agreement, there is no material pending Legal Proceeding and, to the Knowledge of Parent, no Person has threatened in writing to commence any Legal Proceeding: (i) that involves (A) Parent or its Subsidiaries, (B) any Parent Associate (in his or her capacity as such) or (C) any of the material assets owned or used by Parent or its Subsidiaries; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, the Contemplated Transactions.
(b) Except as set forth in Section 3.15(b) of the Parent Disclosure Schedule, since January 1, 2016 through the date of this Agreement, no Legal Proceeding has been pending against Parent that resulted in material Liability to Parent.
(c) There is no order, writ, injunction, judgment or decree to which Parent or any of its Subsidiaries, or any of the material assets owned or used by Parent, is subject. To the Knowledge of Parent, no officer of Parent or any of its Subsidiaries is subject to any order, writ, injunction, judgment or decree that prohibits such officer or employee from engaging in or continuing any conduct, activity or practice relating to the business of Parent or any of its Subsidiaries or to any material assets owned or used by Parent or any of its Subsidiaries.
3.16 Tax Matters.
(a) Parent and each of its Subsidiaries has timely filed all income Tax Returns and other material Tax Returns that they were required to file under applicable Law. All such Tax Returns are correct and complete in all material respects and have been prepared in compliance with all applicable Law. No claim has ever been made by any Governmental Body in any jurisdiction where Parent or any of its Subsidiaries does not file a particular Tax Return or pay a particular Tax that Parent or such Subsidiary is subject to taxation by that jurisdiction.
(b) All income and other material Taxes due and owing by Parent or any of its Subsidiaries on or before the date hereof  (whether or not shown on any Tax Return) have been fully paid. The unpaid Taxes of Parent and its Subsidiaries did not, as of the date of the Parent Balance Sheet Date, materially exceed the reserve for Tax Liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax items) set forth on the Parent Balance Sheet. Since the Parent Balance Sheet Date, neither Parent nor any of its Subsidiaries has incurred any material Liability for Taxes outside the Ordinary Course of Business.
(c) All Taxes that Parent or any of its Subsidiaries are or were required by Law to withhold or collect have been duly and timely withheld or collected in all material respects on behalf of its respective employees, independent contractors, stockholders, or other third parties and, have been timely paid to the proper Governmental Body or other Person or properly set aside in accounts for this purpose.
(d) There are no Encumbrances for material Taxes (other than Taxes not yet due and payable) upon any of the assets of Parent or any of its Subsidiaries.
(e) No deficiencies for income or other material Taxes with respect to Parent or any of its Subsidiaries have been claimed, proposed or assessed by any Governmental Body in writing. There are no pending or ongoing, and to the Knowledge of Parent, threatened audits, assessments or other actions for or relating to any Liability in respect of a material amount of Taxes of Parent or any of its Subsidiaries. Neither Parent nor any its Subsidiaries (or any of their predecessors) has waived any statute of limitations in respect of any income or other material Taxes or agreed to any extension of time with respect to any income or other material Tax assessment or deficiency.
(f) Neither Parent nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
(g) Neither Parent nor any of its Subsidiaries is a party to any Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement, or similar agreement or arrangement, other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes or an agreement or arrangement between or among Parent and its Subsidiaries.

(h) Neither Parent nor any of its Subsidiaries will be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any Tax period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting for Tax purposes; (ii) use of an improper method of accounting for a Tax period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law) executed on or prior to the Closing Date; (iv) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local or foreign Law); (v) installment sale or open transaction disposition made on or prior to the Closing Date; (vi) prepaid amount received or deferred revenue accrued on or prior to the Closing Date; (vii) application of Sections 951, 951A or 965 of the Code to any income received or accrued on or prior to the Closing Date by any Subsidiary owned by Parent prior to the Effective Time; or (viii) election under Section 108(i) of the Code (or any similar provision of state, local or foreign Law).
(i) Neither Parent nor any of its Subsidiaries has ever been a member of a consolidated, combined or unitary Tax group (other than such a group the common parent of which is Parent). Neither Parent nor any of its Subsidiaries has any Liability for any material Taxes of any Person (other than Parent and any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign Law), or as a transferee or successor.
(j) Neither Parent nor any of its Subsidiaries has distributed stock of another Person, or has had its stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 of the Code or Section 361 of the Code (or any similar provisions of state, local or foreign Law).
(k) Except as provided in Schedule 3.16(k), neither Parent nor any of its Subsidiaries (i) is a “controlled foreign corporation” as defined in Section 957 of the Code, (ii) is a “passive foreign investment company” within the meaning of Section 1297 of the Code, or (iii) has ever had a permanent establishment (within the meaning of an applicable Tax treaty) or otherwise has an office or fixed place of business in a jurisdiction outside of the country in which it is incorporated or organized.
(l) Neither Parent nor any of its Subsidiaries has participated in or been a party to a transaction that, as of the date of this Agreement, constitutes a “listed transaction” that is required to be reported to the IRS pursuant to Section 6011 of the Code and applicable Treasury Regulations thereunder.
For purposes of this Section 3.16, each reference to Parent or any of its Subsidiaries shall be deemed to include any Person that was liquidated into, merged with, or is otherwise a predecessor to, Parent or its Subsidiary (as applicable).
3.17 Employee and Labor Matters; Benefit Plans.
(a) Section 3.17(a) of the Parent Disclosure Schedule is a list of all material Parent Benefit Plans, including, without limitation, each Parent Benefit Plan that provides for retirement, change in control, stay or retention deferred compensation, incentive compensation, severance or retiree medical or life insurance benefits. “Parent Benefit Plan” means each (i) “employee benefit plan” as defined in Section 3(3) of ERISA and (ii) other pension, retirement, deferred compensation, excess benefit, profit sharing, bonus, incentive, equity or equity-based, phantom equity, employment (other than at-will employment offer letters on Parent’s standard form and other than individual Parent Options or other compensatory equity award agreements made pursuant to the Parent’s standard forms, in which case only representative standard forms of such agreements shall be scheduled), consulting, severance, change-of-control, retention, health, life, disability, group insurance, paid-time off, holiday, welfare and fringe benefit plan, program, Contract, or arrangement (whether written or unwritten, qualified or nonqualified, funded or unfunded and including any that have been frozen or terminated), in any case, maintained, contributed to, or required to be contributed to, by Parent or any of its Subsidiaries or Parent ERISA Affiliates for the benefit of any current or former employee, director, officer or independent contractor of Parent or any of its Subsidiaries or under which Parent or any of its Subsidiaries has any actual or contingent Liability (including, without limitation, as to the result of it being treated as a single employer under Code Section 414 with any other person).

(b) As applicable with respect to each material Parent Benefit Plan, Parent has made available to the Company, true and complete copies of  (i) each material Parent Benefit Plan, including all amendments thereto, and in the case of an unwritten material Parent Benefit Plan, a written description thereof, (ii) all current trust documents, investment management Contracts, custodial agreements, administrative services agreements and insurance and annuity Contracts relating thereto, (iii) the current summary plan description and each summary of material modifications thereto, (iv) the most recently filed annual reports with any Governmental Body (e.g., Form 5500 and all schedules thereto), (v) the most recent IRS determination, opinion or advisory letter, (vi) the most recent summary annual reports, nondiscrimination testing reports, actuarial reports, financial statements and trustee reports, (vii) all records, notices and filings concerning IRS or Department of Labor or other Governmental Body audits or investigations, “prohibited transactions” within the meaning of Section 406 of ERISA or Section 4975 of the Code and (viii) all policies and procedures established to comply with the privacy and security rules of HIPAA.
(c) Each Parent Benefit Plan has been maintained, operated and administered in compliance in all material respects with its terms and any related documents or agreements and the applicable provisions of ERISA, the Code and all other Laws.
(d) The Parent Benefit Plans which are “employee pension benefit plans” within the meaning of Section 3(2) of ERISA and which are intended to meet the qualification requirements of Section 401(a) of the Code have received determination or opinion letters from the IRS on which they may currently rely to the effect that such plans are qualified under Section 401(a) of the Code and the related trusts are exempt from federal income Taxes under Section 501(a) of the Code, respectively, and to the Knowledge of Parent nothing has occurred that would reasonably be expected to materially adversely affect the qualification of such Parent Benefit Plan or the tax exempt status of the related trust.
(e) Neither Parent, any of its Subsidiaries, nor any Parent ERISA Affiliate maintains, contributes to, is required to contribute to, or has any actual or contingent Liability with respect to, (i) any “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) that is subject to Title IV or Section 302 of ERISA or Section 412 of the Code, (ii) any “multiemployer plan” (within the meaning of Section 3(37) of ERISA), (iii) any “multiple employer plan” (within the meaning of Section 413 of the Code) or (iv) any “multiple employer welfare arrangement” (within the meaning of Section 3(40) of ERISA).
(f) There are no pending audits or investigations by any Governmental Body involving any Parent Benefit Plan, and no pending or, to the Knowledge of Parent, threatened claims (except for individual claims for benefits payable in the normal operation of the Parent Benefit Plans), suits or proceedings involving any Parent Benefit Plan, any fiduciary thereof or service provider thereto, in any case except as would not be reasonably expected to result in material Liability to Parent or any of its Subsidiaries. All contributions and premium payments required to have been made under any of the Parent Benefit Plans or by applicable Law (without regard to any waivers granted under Section 412 of the Code), have been timely made and neither Parent nor any Parent ERISA Affiliate has any liability for any unpaid contributions with respect to any Parent Benefit Plan.
(g) Neither Parent, any of its Subsidiaries or any Parent ERISA Affiliates, nor to the Knowledge of Parent, any fiduciary, trustee or administrator of any Parent Benefit Plan, has engaged in, or in connection with the transactions contemplated by this Agreement will engage in, any transaction with respect to any Parent Benefit Plan which would subject any such Parent Benefit Plan, Parent, any of its Subsidiaries or Parent ERISA Affiliates to a material Tax, material penalty or material Liability for a “prohibited transaction” under Section 406 of ERISA or Section 4975 of the Code.
(h) No Parent Benefit Plan provides death, medical, dental, vision, life insurance or other welfare benefits beyond termination of service or retirement other than coverage mandated by Law and neither Parent, any of its Subsidiaries or any Parent ERISA Affiliates has made a written or oral representation promising the same.
(i) Neither the execution of, nor the performance of the transactions contemplated by, this Agreement will either alone or in connection with any other event(s) (i) result in any payment becoming due to any current or former employee, director, officer, or independent contractor of Parent, (ii) increase any amount of compensation or benefits otherwise payable under any Parent Benefit Plan, (iii) result in the acceleration of the time of payment, funding or vesting of any benefits under any Parent Benefit Plan, (iv) require any contribution or payment to fund any obligation under any Parent Benefit Plan or (v) limit the right to merge, amend or terminate any Parent Benefit Plan.
(j) Neither the execution of, nor the consummation of the transactions contemplated by this Agreement (either alone or when combined with the occurrence of any other event, including without limitation, a termination of employment) will result in the receipt or retention by any person who is a “disqualified individual” (within the meaning of Code Section 280G) with respect to Parent of any payment or benefit that is or could be characterized as a “parachute payment” (within the meaning of Code Section 280G), determined without regard to the application of Code Section 280G(b)(5).
(k) The exercise price of each Parent Option is not, never has been and can never be less than the fair market value of one share of Parent Common Stock as of the grant date of such Parent Option.
(l) Section 3.17(l) of the Parent Disclosure Schedule lists each Parent Benefit Plan that provides for deferred compensation that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and the regulations promulgated thereunder). Each Parent Benefit Plan providing for deferred compensation that constitutes a “nonqualified deferred compensation plan” (as defined in Section 409A(d)(1) of the Code and the Treasury Regulations) is, and has been, established, administered and maintained in compliance with the requirements of Section 409A of the Code and the regulations promulgated thereunder in all material respects.
(m) No current or former employee, officer, director or independent contractor of Parent or any of its Subsidiaries has any “gross up” agreements or other assurance of reimbursement for any Taxes imposed under Code Section 409A or Code Section 4999.
(n) Neither Parent nor any of its Subsidiaries is a party to, bound by, or has a duty to bargain under, any collective bargaining agreement or other Contract with a labor union, labor organization, or similar Person representing any of its employees, and there is no labor union, labor organization, or similar Person representing or, to the Knowledge of Parent, purporting to represent or seeking to represent any employees of Parent or its Subsidiaries, including through the filing of a petition for representation election.
(o) Parent and each of its Subsidiaries are, and since January 1, 2016 have been, in material compliance with all applicable Laws respecting labor, employment, employment practices, and terms and conditions of employment, including worker classification, discrimination, harassment and retaliation, equal employment opportunities, fair employment practices, meal and rest periods, immigration, employee safety and health, wages (including overtime wages), unemployment and workers’ compensation, leaves of absence, and hours of work. Except as would not be reasonably likely to result in a material Liability to Parent or any of its Subsidiaries, with respect to employees of Parent and its Subsidiaries, each of Parent and its Subsidiaries, since January 1, 2016: (i) has withheld and reported all amounts required by Law or by agreement to be withheld and reported with respect to wages, salaries and other payments, benefits, or compensation to employees, (ii) is not liable for any arrears of wages (including overtime wages), severance pay or any Taxes or any penalty for failure to comply with any of the foregoing, and (iii) is not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Body, with respect to unemployment compensation benefits, disability, social security or other benefits or obligations for employees (other than routine payments to be made in the Ordinary Course of Business). There are no actions, suits, claims, charges, lawsuits, investigations, audits or administrative matters pending or, to the Knowledge of Parent, threatened in writing against Parent or any of its Subsidiaries relating to any employee, applicant for employment, consultant, employment agreement or Parent Benefit Plan (other than routine claims for benefits).
(p) Except as would not be reasonably likely to result in a material Liability to Parent or any of its Subsidiaries, with respect to each individual who currently renders services to Parent or any of its Subsidiaries, Parent and each of its Subsidiaries has accurately classified each such individual as an employee, independent contractor, or otherwise under all applicable Laws and, for each individual classified as an employee, Parent and each of its Subsidiaries has accurately classified him or her as overtime eligible or overtime ineligible under all applicable Laws. Neither Parent nor any of its Subsidiaries has any material Liability with respect to any misclassification of: (a) any Person as an independent contractor rather than as an employee, (b) any employee leased from another employer, or (c) any employee currently or formerly classified as exempt from overtime wages.
(q) There is not and has not been in the past three years, nor is there or has there been in the past three years any threat of, any strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, or any similar activity or dispute, or, to the Knowledge of Parent, any union organizing activity, against Parent or any of its Subsidiaries. No event has occurred, and no condition or circumstance exists, that might directly or indirectly be likely to give rise to or provide a basis for the commencement of any such strike, slowdown, work stoppage, lockout, union election petition, demand for recognition, any similar activity or dispute, or, to the Knowledge of Parent, any union organizing activity.
(r) There is no Legal Proceeding, claim, unfair labor practice charge or complaint, labor dispute or grievance pending or, to the Knowledge of Parent, threatened against Parent or any of its Subsidiaries relating to labor, employment, employment practices, or terms and conditions of employment.
(s) As of the date hereof, no Key Employee has submitted his or her resignation.
3.18 Environmental Matters.   Parent and each of its Subsidiaries are and since January 1, 2016 have complied with all applicable Environmental Laws, which compliance includes the possession by Parent of all permits and other Governmental Authorizations required under applicable Environmental Laws and compliance with the terms and conditions thereof, except for any failure to be in such compliance that, either individually or in the aggregate, would not reasonably be expected to be material to Parent or its business. Neither Parent nor any of its Subsidiaries has received since January 1, 2016 (or prior to that time, which is pending and unresolved), any written notice or other communication (in writing or otherwise), whether from a Governmental Body or other Person, that alleges that Parent or any of its Subsidiaries is not in compliance with or has Liability pursuant to any Environmental Law and, to the Knowledge of Parent, there are no circumstances that would reasonably be expected to prevent or interfere with Parent’s or any of its Subsidiaries’ compliance in any material respects with any Environmental Law, except where such failure to comply would not reasonably be expected to have a Parent Material Adverse Effect. No current or (during the time a prior property was leased or controlled by Parent or any of its Subsidiaries) prior property leased or controlled by Parent or any of its Subsidiaries has had a release of or exposure to Hazardous Materials in material violation of or as would reasonably be expected to result in any material Liability of Parent or any of its Subsidiaries pursuant to Environmental Law. No Consent of or registration or filing with any Governmental Body is required by Environmental Laws in connection with the execution and delivery of this Agreement or the consummation of the Contemplated Transactions. Prior to the date hereof, Parent has provided or otherwise made available to the Company true and correct copies of all material environmental reports, assessments, studies and audits in the possession or control of Parent or any of its Subsidiaries with respect to any property leased or controlled by Parent or any of its Subsidiaries or any business operated by them.
3.19 Transactions with Affiliates.   Except as set forth in the Parent SEC Documents filed prior to the date of this Agreement, since the date of Parent’s last proxy statement filed in 2017 with the SEC, no event has occurred that would be required to be reported by Parent pursuant to Item 404 of Regulation S-K.
3.20 Insurance.   Parent has delivered or made available to the Company accurate and complete copies of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets, liabilities and operations of Parent and each of its Subsidiaries. Each of such insurance policies is in full force and effect and Parent and each of its Subsidiaries are in compliance in all material respects with the terms thereof. Other than customary end of policy notifications from insurance carriers, since January 1, 2016, neither Parent nor any of its Subsidiaries has received any notice or other communication regarding any actual or possible: (i) cancellation or invalidation of any insurance policy; or (ii) refusal or denial of any coverage, reservation of rights or rejection of any material claim under any insurance policy. Parent and each of its Subsidiaries have provided timely written notice to the appropriate insurance carrier(s) of each Legal Proceeding that is currently pending against Parent or any of its Subsidiaries for which Parent or such Subsidiary has insurance coverage, and no such carrier has issued a denial of coverage or a reservation of rights with respect to any such Legal Proceeding, or informed Parent or any of its Subsidiaries of its intent to do so.
3.21 No Financial Advisors.   Except as set forth on Section 3.21 of the Parent Disclosure Schedule, no broker, finder or investment banker is entitled to any brokerage fee, finder’s fee, opinion fee, success fee, transaction fee or other fee or commission in connection with the Contemplated Transactions based upon arrangements made by or on behalf of Parent or any of its Subsidiaries.
3.22 Anti-Bribery.   None of Parent or any of its Subsidiaries or any of their respective directors, officers, employees or, to Parent’s Knowledge, agents or any other Person acting on their behalf has directly or indirectly made any bribes, rebates, payoffs, influence payments, kickbacks, illegal payments, illegal political contributions, or other payments, in the form of cash, gifts, or otherwise, or taken any other action, in violation of Anti-Bribery Laws. Neither Parent nor any of its Subsidiaries is or has been the subject of any investigation or inquiry by any Governmental Body with respect to potential violations of Anti-Bribery Laws.
3.23 Valid Issuance.   The Parent Common Stock to be issued in the Merger will, when issued in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable.
3.24 Opinion of Financial Advisor.   The Parent Board has received an opinion of Ladenburg Thalman & Co., Inc., to the effect that, as of the date of such opinion and subject to the assumptions and limitations set forth therein, the Exchange Ratio is fair, to the stockholders of Parent, from a financial point of view. It is agreed and understood that such opinion is for the benefit of the Parent Board and may not be relied upon by the Company.
3.25 Disclaimer of Other Representations or Warranties.   Except as previously set forth in this Section 3, neither Parent nor Merger Sub makes any representation or warranty, express or implied, at law or in equity, including with respect to it or any of its assets, liabilities or operations, and any such other representations and warranties are hereby expressly disclaimed.
Section 4. CERTAIN COVENANTS OF THE PARTIES
4.1 Operation of Parent’s Business.
(a) Except as set forth on Section 4.1(a) of the Parent Disclosure Schedule, as expressly permitted by this Agreement, as required by applicable Law or unless the Company shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), during the period commencing on the date of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Section 9 and the Effective Time (the “Pre-Closing Period”): Parent shall conduct its business and operations in the Ordinary Course of Business and in compliance in all material respects with all applicable Laws and the requirements of all Contracts that constitute Parent Material Contracts.
(b) Except (i) as expressly permitted by this Agreement, (ii) as set forth in Section 4.1(b) of the Parent Disclosure Schedule, (iii) as required by applicable Law or (iv) with the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned), at all times during the Pre-Closing Period, Parent shall not, nor shall it cause or permit any of its Subsidiaries to, do any of the following:
(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of its capital stock or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except in connection with the payment of the exercise price and/or withholding Taxes incurred upon the exercise, settlement or vesting of any award granted under the Parent Stock Plans);
(ii) sell, issue, grant, pledge or otherwise dispose of or encumber or authorize any of the foregoing with respect to: (A) any capital stock or other security of Parent or any of its Subsidiaries (except for Parent Common Stock issued upon the valid exercise of outstanding

Parent Options or Parent Warrants); (B) any option, warrant or right to acquire any capital stock or any other security; or (C) any instrument convertible into or exchangeable for any capital stock or other security of Parent or any of its Subsidiaries;
(iii) except as required to give effect to anything in contemplation of the Closing, amend any of its Organizational Documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;
(iv) form any Subsidiary or acquire any equity interest or other interest in any other Entity or enter into a joint venture with any other Entity;
(v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, (C) guarantee any debt securities of others, or (D) make any capital expenditure or commitment in excess of the budgeted capital expenditure and commitment amounts set forth in the Parent operating budget delivered to the Company concurrently with the execution of this Agreement (the “Parent Budget”);
(vi) other than as required by applicable Law or the terms of any Parent Benefit Plan as in effect on the date of this Agreement: (A) adopt, terminate, establish or enter into any Parent Benefit Plan; (B) cause or permit any Parent Benefit Plan to be amended in any material respect; (C) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than increases in base salary and annual cash bonus opportunities and payments made in the Ordinary Course of Business consistent with past practice; (D) increase the severance or change of control benefits offered to any current or new employees, directors or consultants or (E) hire, terminate or give notice of termination to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;
(vii) recognize any labor union, labor organization, or similar Person;
(viii) enter into any material transaction other than in the Ordinary Course of Business;
(ix) acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its assets or properties, or grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;
(x) sell, assign, transfer, license, sublicense or otherwise dispose of any material Parent IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);
(xi) make, change or revoke any material Tax election, fail to pay any income or other material Tax as such Tax becomes due and payable, file any amendment making any material change to any Tax Return, settle or compromise any income or other material Tax Liability, enter into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than in connection with any extension of time to file any Tax Return), or adopt or change any material accounting method in respect of Taxes;
(xii) enter into, materially amend or terminate any Parent Material Contract;
(xiii) except as otherwise set forth in the Parent Budget, make any expenditures, incur any Liabilities or discharge or satisfy any Liabilities, in each case, in amounts that exceed the aggregate amount of the Parent Budget by $100,000;
(xiv) other than as required by Law or GAAP, take any action to change Parent’s or Merger Sub’s accounting policies or procedures;

(xv) initiate or settle any Legal Proceeding; or
(xvi) agree, resolve or commit to do any of the foregoing.
Nothing contained in this Agreement shall give the Company, directly or indirectly, the right to control or direct the operations of Parent prior to the Effective Time. Prior to the Effective Time, Parent shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.
4.2 Operation of the Company’s Business.
(a) Except as set forth on Section 4.2(a) of the Company Disclosure Schedule, as expressly permitted by this Agreement, as required by applicable Law or unless Parent shall otherwise consent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), during the Pre-Closing Period: each of the Company and its Subsidiary shall conduct its business and operations in the Ordinary Course of Business and in compliance in all material respects with all applicable Laws and the requirements of all Contracts that constitute Company Material Contracts.
(b) Except (i) as expressly permitted by this Agreement, (ii) as set forth in Section 4.2(b) of the Company Disclosure Schedule, (iii) as required by applicable Law or (iv) with the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned), at all times during the Pre-Closing Period, the Company shall not, nor shall it cause or permit any of its Subsidiaries to, do any of the following:
(i) declare, accrue, set aside or pay any dividend or make any other distribution in respect of any shares of capital stock; or repurchase, redeem or otherwise reacquire any shares of its capital stock or other securities (except for shares of Company Common Stock from terminated employees, directors or consultants of the Company);
(ii) sell, issue, grant, pledge or otherwise dispose of or encumber or authorize any of the foregoing with respect to: (A) any capital stock or other security of the Company or its Subsidiary (except for shares of Company Common Stock issued upon the valid exercise of Company Options or vesting of the Company RSAs); (B) any option, warrant or right to acquire any capital stock or any other security; or (C) any instrument convertible into or exchangeable for any capital stock or other security of the Company or its Subsidiary;
(iii) except as required to give effect to anything in contemplation of the Closing, amend any of its or its Subsidiary’s Organizational Documents, or effect or be a party to any merger, consolidation, share exchange, business combination, recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction except, for the avoidance of doubt, the Contemplated Transactions;
(iv) form any Subsidiary or acquire any equity interest or other interest in any other Entity or enter into a joint venture with any other Entity;
(v) (A) lend money to any Person, (B) incur or guarantee any indebtedness for borrowed money, (C) guarantee any debt securities of others, or (D) make any capital expenditure or commitment in excess of the budgeted capital expenditure and commitment amounts set forth in the Company operating budget delivered to Parent concurrently with the execution of this Agreement (the “Company Budget”);
(vi) other than as required by applicable Law or the terms of any Benefit Plan as in effect on the date of this Agreement: (A) adopt, terminate, establish or enter into any Benefit Plan; (B) cause or permit any Benefit Plan to be amended in any material respect; (C) pay any bonus or make any profit-sharing or similar payment to, or increase the amount of the wages, salary, commissions, benefits or other compensation or remuneration payable to, any of its directors, officers or employees, other than increases in base salary and annual cash bonus opportunities and payments made in the Ordinary Course of Business consistent with past practice; (D) increase the severance or change of control benefits offered to any current or new employees, directors or consultants or (E) hire, terminate or give notice of termination to any (x) officer or (y) employee whose annual base salary is or is expected to be more than $125,000 per year;

(vii) recognize any labor union, labor organization, or similar Person;
(viii) enter into any material transaction other than in the Ordinary Course of Business;
(ix) acquire any material asset or sell, lease or otherwise irrevocably dispose of any of its assets or properties, or grant any Encumbrance with respect to such assets or properties, except in the Ordinary Course of Business;
(x) sell, assign, transfer, license, sublicense or otherwise dispose of any material Company IP (other than pursuant to non-exclusive licenses in the Ordinary Course of Business);
(xi) make, change or revoke any material Tax election, fail to pay any income or other material Tax as such Tax becomes due and payable, file any amendment making any material change to any Tax Return, settle or compromise any income or other material Tax Liability, enter into any Tax allocation, sharing, indemnification or other similar agreement or arrangement (other than customary commercial Contracts entered into in the Ordinary Course of Business the principal subject matter of which is not Taxes), request or consent to any extension or waiver of any limitation period with respect to any claim or assessment for any income or other material Taxes (other than in connection with any extension of time to file any Tax Return), or adopt or change any material accounting method in respect of Taxes;
(xii) enter into, materially amend or terminate any Company Material Contract;
(xiii) except as otherwise set forth in the Company Budget, make any expenditures, incur any Liabilities or discharge or satisfy any Liabilities, in each case, in amounts that exceed the aggregate amount of the Company Budget by $100,000;
(xiv) other than as required by Law or GAAP, take any action to change accounting policies or procedures;
(xv) initiate or settle any Legal Proceeding; or
(xvi) agree, resolve or commit to do any of the foregoing.
(c) Nothing contained in this Agreement shall give Parent, directly or indirectly, the right to control or direct the operations of the Company prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete unilateral control and supervision over its business operations.
4.3 Access and Investigation(i).   Subject to the terms of the Confidentiality Agreement, which the Parties agree will continue in full force following the date of this Agreement, during the Pre-Closing Period, upon reasonable notice, Parent, on the one hand, and the Company, on the other hand, shall and shall use commercially reasonable efforts to cause such Party’s Representatives to: (a) provide the other Party and such other Party’s Representatives with reasonable access, upon reasonable notice and during normal business hours, to such Party’s Representatives, personnel, property and assets and to all existing books, records, Tax Returns, work papers and other documents and information relating to such Party and its Subsidiaries; (b) provide the other Party and such other Party’s Representatives with such copies of the existing books, records, Tax Returns, work papers, product data, and other documents and information relating to such Party and its Subsidiaries, and with such additional financial, operating and other data and information regarding such Party and its Subsidiaries as the other Party may reasonably request; (c) permit the other Party’s officers and other employees to meet, upon reasonable notice and during normal business hours, with the chief financial officer and other officers and managers of such Party responsible for such Party’s financial statements and the internal controls of such Party to discuss such matters as the other Party may deem necessary or appropriate; and (d) make available to the other Party copies of unaudited financial statements, material operating and financial reports prepared for senior management or the board of directors of such Party, and any material notice, report or other document filed with or sent to or received from any Governmental Body in connection with the Contemplated Transactions. Any investigation conducted by either Parent or the Company pursuant to this Section 4.3 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the other Party. Each

Party shall provide the other Party with its unaudited cash balances and a statement of accounts payable as of the end of each calendar month, which shall be delivered within five Business Days after the end of such calendar month, or such longer period as the Parties may agree to in writing;
Notwithstanding the foregoing, any Party may restrict the foregoing access to the extent that any Law applicable to such Party requires such Party to restrict or prohibit access to any such properties or information or as may be necessary to preserve the attorney-client privilege under any circumstances in which such privilege may be jeopardized by such disclosure or access.
4.4 Parent Non-Solicitation.
(a) Parent agrees that, during the Pre-Closing Period, neither it nor any of its Subsidiaries shall, nor shall it or any of its Subsidiaries authorize any of its Representatives to, directly or indirectly: (i) solicit, initiate, respond to or take any action to or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any non-public information regarding Parent or any of its Subsidiaries to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions (other than to inform any Person of the existence of the provisions contained in this Section 4.4) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal (subject to Section 5.3); (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction (other than a confidentiality agreement permitted under this Section 4.4(a)); or (vi) publicly propose to do any of the foregoing; provided, however, that, notwithstanding anything contained in this Section 4.4 and subject to compliance with this Section 4.4, prior to obtaining the Required Parent Stockholder Vote, Parent may furnish non-public information regarding Parent and its Subsidiaries to, and enter into discussions or negotiations with, any Person in response to a bona fide written Acquisition Proposal by such Person, which the Parent Board determines in good faith, after consultation with Parent’s outside financial advisors and outside legal counsel, constitutes, or would be reasonably likely to result in, a Superior Offer (and is not withdrawn) if: (A) neither Parent nor any of its Representatives shall have breached this Section 4.4 in any material respect, (B) the Parent Board concludes in good faith based on the advice of outside legal counsel, that the failure to take such action would be reasonably likely to be inconsistent with the fiduciary duties of the Parent Board under applicable Law; (C) Parent receives from such Person an executed confidentiality agreement containing provisions at least as favorable to Parent as those contained in the Confidentiality Agreement; (D) at least 2 Business Days prior to furnishing any such non-public information to, or entering into discussions with, such Person, Parent gives the Company written notice of the identity of such Person and of Parent’s intention to furnish non-public information to, or enter into discussions with, such Person; and (E) substantially contemporaneously with furnishing any such nonpublic information to such Person, Parent furnishes such nonpublic information to the Company (to the extent such information has not been previously furnished by Parent to the Company). Without limiting the generality of the foregoing, Parent acknowledges and agrees that, in the event any Representative of Parent (whether or not such Representative is purporting to act on behalf of Parent) takes any action that, if taken by Parent, would constitute a breach of this Section 4.4, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.4 by Parent for purposes of this Agreement. Except as permitted by this Section 4.4, Parent will not approve an Acquisition Proposal or Acquisition Inquiry for purposes of Chapter 23B.19 of the WBCA.
(b) If Parent or any Representative of Parent receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then Parent shall promptly (and in no event later than one Business Day after Parent becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise the Company orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the material terms thereof). Parent shall keep the Company reasonably informed with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry and any material modification or proposed material modification thereto.

(c) Parent shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry as of the date of this Agreement and request the destruction or return of any nonpublic information of Parent or any of its Subsidiaries provided to such Person.
4.5 Company Non-Solicitation.
(a) The Company agrees that, during the Pre-Closing Period, neither it nor any of its Subsidiaries shall, nor shall it or any of its Subsidiaries authorize any of its Representatives to, directly or indirectly: (i) solicit, initiate or knowingly encourage, induce or facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any non-public information regarding the Company or its Subsidiary to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions (other than to inform any Person of the existence of the provisions contained in this Section 4.5) or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; (v) execute or enter into any letter of intent or any Contract contemplating or otherwise relating to any Acquisition Transaction; or (vi) publicly propose to do any of the foregoing. Without limiting the generality of the foregoing, the Company acknowledges and agrees that, in the event any Representative of the Company (whether or not such Representative is purporting to act on behalf of the Company) takes any action that, if taken by the Company, would constitute a breach of this Section 4.5, the taking of such action by such Representative shall be deemed to constitute a breach of this Section 4.5 by the Company for purposes of this Agreement. Except as permitted by this Section 4.5, the Company will not approve an Acquisition Proposal or Acquisition Inquiry for purposes of Chapter 23B.19 of the WBCA.
(b) If the Company or any Representative of the Company receives an Acquisition Proposal or Acquisition Inquiry at any time during the Pre-Closing Period, then the Company shall promptly (and in no event later than one Business Day after the Company becomes aware of such Acquisition Proposal or Acquisition Inquiry) advise Parent orally and in writing of such Acquisition Proposal or Acquisition Inquiry (including the identity of the Person making or submitting such Acquisition Proposal or Acquisition Inquiry, and the material terms thereof). The Company shall keep Parent reasonably informed with respect to the status and material terms of any such Acquisition Proposal or Acquisition Inquiry and any material modification or proposed material modification thereto.
(c) The Company shall immediately cease and cause to be terminated any existing discussions, negotiations and communications with any Person that relate to any Acquisition Proposal or Acquisition Inquiry as of the date of this Agreement and request the destruction or return of any nonpublic information of the Company or its Subsidiary provided to such Person.
4.6 Notification of Certain Matters.
(a) During the Pre-Closing Period the Company shall promptly notify Parent (and, if in writing, furnish copies of) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting the Company or its Subsidiary is commenced, or, to the Knowledge of the Company, threatened in writing against the Company or its Subsidiary or, to the Knowledge of the Company, any director or officer of the Company or its Subsidiary; (iii) the Company becomes aware of any inaccuracy in any representation or warranty made by it in this Agreement; or (iv) the failure of the Company to comply with any covenant or obligation of the Company; in the case of  (iii) and (iv) that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Section 6 or 7, as applicable, impossible or materially less likely. No notification given to Parent pursuant to this Section 4.6(a) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of the Company or its Subsidiary contained in this Agreement or the Company Disclosure Schedule for purposes of Section 6 and 7, as applicable.
(b) During the Pre-Closing Period Parent shall promptly notify the Company (and, if in writing, furnish copies of) if any of the following occurs: (i) any notice or other communication is received from any Person alleging that the Consent of such Person is or may be required in connection with any of the Contemplated Transactions; (ii) any Legal Proceeding against or involving or otherwise affecting Parent or its Subsidiaries is commenced, or, to the Knowledge of Parent, threatened against Parent or its Subsidiaries or, to the Knowledge of Parent, any director or officer of Parent or its Subsidiaries; (iii) Parent becomes aware of any inaccuracy in any representation or warranty made by it in this Agreement; or (iv) the failure of Parent to comply with any covenant or obligation of Parent; in the case of  (iii) and (iv) that could reasonably be expected to make the timely satisfaction of any of the conditions set forth in Section 6 or Section 8, as applicable, impossible or materially less likely. No notification given to the Company pursuant to this Section 4.6(b) shall change, limit or otherwise affect any of the representations, warranties, covenants or obligations of Parent or any of its Subsidiaries contained in this Agreement or the Parent Disclosure Schedule for purposes of Section 6 and Section 8, as applicable.
Section 5. ADDITIONAL AGREEMENTS OF THE PARTIES
5.1 Proxy Statement.
(a) As promptly as practicable after the date of this Agreement, the Parties shall prepare, and Parent shall cause to be filed with the SEC, the Proxy Statement. Parent covenants and agrees that the Proxy Statement, including any pro forma financial statements included therein (and the letter to stockholders, notice of meeting and form of proxy included therewith), will not, at the time that the Proxy Statement or any amendment or supplement thereto is filed with the SEC or is first mailed to the stockholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company covenants and agrees that the written information provided by the Company or its Subsidiary to Parent for inclusion in the Proxy Statement (including the Company Financials) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make such information not misleading. Notwithstanding the foregoing, Parent makes no covenant, representation or warranty with respect to statements made in the Proxy Statement (and the letter to stockholders, notice of meeting and form of proxy included therewith), if any, based on written information provided by the Company or its Subsidiary or any of their Representatives specifically for inclusion therein. The Company and its legal counsel shall be given reasonable opportunity to review and comment on the Proxy Statement, including all amendments and supplements thereto, prior to the filing thereof with the SEC, and on the response to any comments of the SEC on the Proxy Statement, prior to the filing or submission thereof with the SEC. Parent shall use commercially reasonable efforts to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to Parent’s stockholders as promptly as practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement on Schedule 14A. Each Party shall promptly furnish to the other Party all information concerning such Party and such Party’s Affiliates and such Party’s stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.1. If Parent, Merger Sub or the Company become aware of any event or information that, pursuant to the Exchange Act, should be disclosed in an amendment or supplement to the Proxy Statement, as the case may be, then such Party, as the case may be, shall promptly inform the other Parties thereof and shall cooperate with such other Parties in filing such amendment or supplement with the SEC and, if appropriate, in mailing such amendment or supplement to the Parent stockholders.
(b) The Company shall reasonably cooperate with Parent and provide, and require its Representatives to provide, Parent and its Representatives, with all true, correct and complete information regarding the Company and its Subsidiary that is required by Law to be included in the Proxy Statement or reasonably requested by Parent to be included in the Proxy Statement.
5.2 Company Stockholder Written Consent.
(a) As promptly as reasonably practicable after the date of this Agreement, and in any event no later than five Business Days thereafter, the Company shall, with the cooperation of Parent, obtain the approval by written consent from stockholders of the Company sufficient for the Required Company

Stockholder Vote in lieu of a meeting pursuant to Chapter 23B.13 of the WBCA, for purposes of (i) adopting and approving this Agreement and the Contemplated Transactions, (ii) acknowledging that the approval given thereby is irrevocable and that such stockholder is aware of its rights to demand appraisal for its shares pursuant to Chapter 23B.13 of the WBCA, a true and correct copy of which will be attached thereto, and that such stockholder has received and read a copy of Chapter 23B.13 of the WBCA, and (iii) acknowledging that by its approval of the Merger it is not entitled to appraisal rights with respect to its Dissenting Shares in connection with the Merger and thereby waives any rights to receive payment of the fair value of its capital stock under the WBCA (collectively, the “Company Stockholder Matters”). Under no circumstances shall the Company assert that any other approval or consent is necessary by its stockholders to approve this Agreement and the Contemplated Transactions. All materials (including any amendments thereto) submitted to the stockholders of the Company in accordance with this Section 5.2(a) shall be subject to Parent’s advance review and reasonable approval, which shall not be unreasonably conditioned, delayed, or withheld.
(b) Parent and the Company shall cooperate to cause to be mailed, distributed, or otherwise made available to those of its stockholders that do not qualify as “accredited investors” within the meaning of Regulation D (the “Non-Accredited Investors”), information meeting the requirements of Rule 502(b) of Regulation D (such information collectively being referred to as the “Information Statement”).
(c) Parent covenants and agrees that the Information Statement, including any pro forma financial statements included therein, will not, at the time that the Information Statement or any amendment or supplement thereto is first mailed, distributed, or otherwise made available to the Non-Accredited Investors, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, Parent makes no covenant, representation or warranty with respect to statements made in the Information Statement, if any, based on information furnished in writing by the Company specifically for inclusion therein.
(d) Reasonably promptly following receipt of the Required Company Stockholder Vote, the Company shall prepare and mail a notice (the “Stockholder Notice”) to every stockholder of the Company that did not execute the Company Stockholder Written Consent. The Stockholder Notice shall (i) be a statement to the effect that the Company Board determined that the Merger is advisable in accordance with the WBCA and in the best interests of the stockholders of the Company and approved and adopted this Agreement, the Merger and the other Contemplated Transactions, (ii) provide the stockholders of the Company to whom it is sent with notice of the actions taken in the Company Stockholder Written Consent, including the adoption and approval of this Agreement, the Merger and the other Contemplated Transactions in accordance with Chapter 23B.13 of the WBCA and the articles of incorporation and bylaws of the Company and (iii) include a description of the Dissenting Shares of the Company’s stockholders available under the WBCA, along with such other information as is required thereunder and pursuant to applicable Law. All materials (including any amendments thereto) submitted to the stockholders of the Company in accordance with this Section 5.2(d) shall be subject to Parent’s advance review and reasonable approval.
(e) The Company agrees that: (i) the Company Board shall recommend that the Company’s stockholders vote to approve the Company Stockholder Matters and shall solicit and use best efforts to obtain such approval from each of the Company Signatories within five Business Days of the date of this Agreement (the recommendation of the Company Board that the Company’s stockholders vote to adopt and approve this Agreement being referred to as the “Company Board Recommendation”); and (ii) the Company Board Recommendation shall not be withdrawn or modified (and the Company Board shall not publicly propose to withdraw or modify the Company Board Recommendation) in a manner adverse to Parent, and no resolution by the Company Board or any committee thereof to withdraw or modify the Company Board Recommendation in a manner adverse to Parent or to adopt, approve or recommend (or publicly propose to adopt, approve or recommend) any Acquisition Proposal shall be adopted or proposed (the actions set forth in the foregoing clause (ii), collectively, a “Company Board Adverse Recommendation Change”).

(f) The Company’s obligation to solicit the consent of its stockholders to sign the Company Stockholder Written Consent in accordance with Section 5.2(a) shall not be limited or otherwise affected by the commencement, disclosure, announcement or submission of any Superior Offer or other Acquisition Proposal.
5.3 Parent Stockholders’ Meeting.
(a) As promptly as reasonably practicable after the resolution of SEC staff comments and the filing of the Definitive Proxy Statement on Schedule 14A, Parent shall take all action necessary under applicable Law to call, give notice of and hold a meeting of the holders of Parent Common Stock for the purpose of seeking approval of:
(i) the amendment of Parent’s articles of incorporation to effect the NYSE Reverse Split;
(ii) the Business Combination (as defined in Parent’s Organizational Documents);
(iii) the change of control of Parent resulting from the Merger pursuant to the NYSE rules;
(iv) the Parent EIP Amendment;
(v) in accordance with Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, seeking advisory approval of a proposal to the Parent’s stockholders for a non-binding, advisory vote to approve certain compensation that may become payable to Parent’s named executed officers in connection with the completion of the Merger, if applicable (the matters contemplated by the clauses 5.3(a)(i), 5.3(a)(ii), and 5.3(a)(iii) are collectively referred to as the “Parent Stockholder Matters,” and the matters contemplated by clauses 5.3(a)(iv) and 5.3(a)(v) are collectively referred to herein as collectively, the “Other Parent Stockholder Matters,” and such meeting, the “Parent Stockholders’ Meeting”).
(b) The Parent Stockholders’ Meeting shall be held as promptly as practicable after the filing of a Definitive Proxy Statement on Schedule 14A with the SEC. Parent shall take reasonable measures to ensure that all proxies solicited in connection with the Parent Stockholders’ Meeting are solicited in compliance with all applicable Law. Notwithstanding anything to the contrary contained herein, if on the date of the Parent Stockholders’ Meeting, or a date preceding the date on which the Parent Stockholders’ Meeting is scheduled, Parent reasonably believes that (i) it will not receive proxies sufficient to obtain the Parent Stockholder Vote, whether or not a quorum would be present or (ii) it will not have sufficient shares of Parent Common Stock represented (whether in person or by proxy) to constitute a quorum necessary to conduct the business of the Parent Stockholders’ Meeting, Parent may postpone or adjourn, or make one or more successive postponements or adjournments of, the Parent Stockholders’ Meeting as long as the date of the Parent Stockholders’ Meeting is not postponed or adjourned more than an aggregate of 60 calendar days in connection with any postponements or adjournments.
(c) Parent agrees that, subject to Section 5.3(d): (i) the Parent Board shall recommend that the holders of Parent Common Stock vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters; (ii) the Proxy Statement shall include a statement to the effect that the Parent Board recommends that Parent’s stockholders vote to approve the Parent Stockholder Matters and the Other Parent Stockholder Matters (the recommendation of the Parent Board with respect to the Parent Stockholder Matters being referred to as the “Parent Board Recommendation”); and (iii) the Parent Board Recommendation shall not be withheld, amended, withdrawn or modified (and the Parent Board shall not publicly propose to withhold, amend, withdraw or modify the Parent Board Recommendation) in a manner adverse to the Company (the actions set forth in the foregoing clause (iii), collectively, a “Parent Board Adverse Recommendation Change”).
(d) Notwithstanding anything to the contrary contained in this Agreement, if at any time prior to the approval of Parent Stockholder Matters by the Required Parent Stockholder Vote, Parent has received a written Acquisition Proposal (which Acquisition Proposal did not arise out of a material breach of Section 4.4) from any Person that has not been withdrawn and after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer, (x) the Parent Board may make a Parent Board Adverse Recommendation

Change or (y) Parent may terminate this Agreement pursuant to Section 9.1(j) to enter into a Permitted Alternative Agreement with respect to such Superior Offer, if and only if: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so is reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company prior written notice of its intention to consider making a Parent Board Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(f) at least five Business Days prior to making any such Parent Board Adverse Recommendation Change or termination (a “Determination Notice”) (which notice shall not constitute a Parent Board Adverse Recommendation Change); and (C)(1) Parent shall have provided to the Company a summary of the material terms and conditions of the Acquisition Proposal in accordance with Section 4.4(b), (2) Parent shall have given the Company the five Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal so that such Determination Notice would no longer necessitate a Parent Board Adverse Recommendation Change and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to negotiate) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that such Acquisition Proposal is a Superior Offer and that the failure to make the Parent Board Adverse Recommendation Change or terminate this Agreement pursuant to Section 9.1(f) is reasonably likely to be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.3(d) shall also apply to any material change to the facts and circumstances relating to such Acquisition Proposal and require a new Determination Notice following any such material change, except that the references to five Business Days shall be deemed to be three Business Days.
(e) other than in connection with an Acquisition Proposal, the Parent Board may make a Parent Board Adverse Recommendation Change in response to a Parent Change in Circumstance, if and only if: (A) the Parent Board determines in good faith, after consultation with Parent’s outside legal counsel, that the failure to do so could be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law; (B) Parent shall have given the Company a Determination Notice at least three Business Days prior to making any such Parent Board Adverse Recommendation Change; and (C) (1) Parent shall have specified the Parent Change in Circumstance in reasonable detail, (2) Parent shall have given the Company the three Business Days after the Determination Notice to propose revisions to the terms of this Agreement or make another proposal, and shall have made its Representatives reasonably available to negotiate in good faith with the Company (to the extent the Company desires to do so) with respect to such proposed revisions or other proposal, if any, and (3) after considering the results of any such negotiations and giving effect to the proposals made by the Company, if any, after consultation with outside legal counsel, the Parent Board shall have determined, in good faith, that the failure to make the Parent Board Adverse Recommendation Change in response to such Parent Change in Circumstance could be inconsistent with the fiduciary duties of the Parent Board to Parent’s stockholders under applicable Law. For the avoidance of doubt, the provisions of this Section 5.3(e) shall also apply to any material change to the facts and circumstances relating to such Parent Change in Circumstance and require a new Determination Notice, except that the references to three Business Days shall be deemed to be two Business Days.
(f) Nothing contained in this Agreement shall prohibit Parent or the Parent Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to the Parent stockholders; provided however, that in the case of the foregoing clause (iii) the Parent Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure is reasonably likely to be inconsistent with applicable Law, including its fiduciary duties under applicable Law.
5.4 Regulatory Approvals.   Each Party shall use reasonable best efforts to file or otherwise submit, as soon as practicable after the date of this Agreement, all applications, notices, reports and other documents reasonably required to be filed by such Party with or otherwise submitted by such Party to any Governmental Body with respect to the Contemplated Transactions, and to submit promptly any additional information requested by any such Governmental Body.
5.5 Company Options and Company RSAs.
(a) At the Effective Time, each Company Option that is outstanding and unexercised immediately prior to the Effective Time under the 2006 Company Plan or the 2016 Company Plan, whether or not vested, shall be converted into and become an option to purchase Parent Common Stock, and Parent shall assume the 2006 Company Plan and the 2016 Company Plan and each such Company Option in accordance with the terms (as in effect as of the date of this Agreement) of the 2006 Company Plan or the 2016 Company Plan and the terms of the stock option agreement by which such Company Option is evidenced (but with changes to such documents as Parent in good faith determines are appropriate to reflect the substitution of the Company Options by Parent to purchase shares of Parent Common Stock). All rights with respect to Company Common Stock under Company Options assumed by Parent shall thereupon be converted into rights with respect to Parent Common Stock. Accordingly, from and after the Effective Time: (i) each Company Option assumed by Parent may be exercised solely for shares of Parent Common Stock; (ii) the number of shares of Parent Common Stock subject to each Company Option assumed by Parent shall be determined by multiplying (A) the number of shares of Company Common Stock that were subject to such Company Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; (iii) the per share exercise price for the Parent Common Stock issuable upon exercise of each Company Option assumed by Parent shall be determined by dividing (A) the per share exercise price of Company Common Stock subject to such Company Option, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any Company Option assumed by Parent shall continue in full force and effect and the term, exercisability, vesting schedule and other provisions of such Company Option shall otherwise remain unchanged; provided, however, that: (A) Parent may amend the terms of the Company Options, the 2006 Company Plan and the 2016 Company Plan to reflect Parent’s substitution of the Company Options with options to purchase Parent Common Stock (such as by making any change in control or similar definition relate to Parent and having any provision that provides for the adjustment of Company Options upon the occurrence of certain corporate events relate to corporate events that relate to Parent and/or Parent Common Stock); and (B) the Parent Board or a committee thereof shall succeed to the authority and responsibility of the Company Board or any committee thereof with respect to each Company Option assumed by Parent.
(b) Parent shall file with the SEC, promptly, but no later than thirty calendar days after the Effective Time, a registration statement on Form S-8 (or any successor form), if available for use by Parent, relating to the shares of Parent Common Stock issuable with respect to Company Options assumed by Parent in accordance with Section 5.5(a).
(c) Prior to the Effective Time, the Company shall take all actions that may be necessary (under the 2006 Company Plan, the 2016 Company Plan and otherwise) to effectuate the provisions of this Section 5.5 and to ensure that, from and after the Effective Time, holders of Company Options have no rights with respect thereto other than those specifically provided in this Section 5.5.
(d) Subject to Section 5.5(e), at the Effective Time, each Company RSA that is outstanding immediately prior to the Effective Time under each Restricted Stock Agreement shall be assumed by Parent and converted into restricted stock awards with respect to Parent Common Stock, and Parent shall assume the Restricted Stock Agreements and each such Company RSA in accordance with the terms (as in effect as of the date of this Agreement) of such Restricted Stock Agreements. All rights with respect to Company Common Stock under Company RSAs assumed by Parent shall thereupon be converted into rights with respect to Parent Common Stock. Accordingly, from and after the Effective Time: (i) each Company RSA assumed by Parent shall relate to shares of Parent Common Stock; (ii) the number of shares of Parent Common Stock subject to each Company RSA assumed by Parent shall be determined by multiplying (A) the number of Company RSAs that were subject to such

Company RSA, as in effect immediately prior to the Effective Time, by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of Parent Common Stock; and (iii) any restriction on any Company RSA assumed by Parent shall continue in full force and effect and the vesting schedule and other provisions of such Company RSA shall otherwise remain unchanged; provided, however, that: (A) to the extent provided under the terms of a Company RSA, such Company RSA assumed by Parent in accordance with this Section 5.5(d) shall, in accordance with its terms, be subject to further adjustment as appropriate to reflect any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization or other similar transaction with respect to Parent Common Stock subsequent to the Effective Time; and (B) the Parent Board of Directors or a committee thereof shall succeed to the authority and responsibility of the Company Board of Directors or any committee thereof with respect to each Company RSA assumed by Parent.
(e) Prior to the Effective Time, the Company shall take all actions that may be necessary (under any Restricted Stock Agreement and otherwise) to effectuate the provisions of this Section 5.5 and to ensure that, from and after the Effective Time, holders of Company RSAs have no rights with respect thereto other than those specifically provided in this Section 5.5.
5.6 Employee Benefits.
(a) For purposes of vesting, eligibility to participate, and level of benefits under the benefit plans, programs, Contracts or arrangements of Parent or any of its Subsidiaries (including, following the Closing, the Company and its Subsidiary) providing benefits to any Continuing Employee after the Closing (the “Post-Closing Plans”), each employee who continues to be employed by Parent, the Company or any of their respective Subsidiaries immediately following the Closing (“Continuing Employees”) shall be credited with his or her years of service with Parent, the Company or any of their respective Subsidiaries and their respective predecessors; provided that the foregoing shall not apply to the extent that its application would result in a duplication of benefits. In addition, and without limiting the generality of the foregoing, for purposes of each Post-Closing Plan providing medical, dental, pharmaceutical and/or vision benefits to a Continuing Employee, Parent shall cause all pre-existing condition exclusions and actively-at-work requirements of such Post-Closing Plan to be waived for such Continuing Employee and his or her covered dependents to the extent and unless such conditions would have been waived or satisfied under the employee benefit plan whose coverage is being replaced under the Post-Closing Plan, and Parent shall use commercially reasonable efforts to cause any eligible expenses incurred by a Continuing Employee and his or her covered dependents during the portion of such plan year in which coverage is replaced with coverage under a Post-Closing Plan to be taken into account under such Post-Closing Plan with respect to the plan year in which participation in such Post-Closing Plan begins for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such Continuing Employee and his or her covered dependents for such plan year as if such amounts had been paid in accordance with such Post-Closing Plan.
(b) The provisions of this Section 5.6 are for the sole benefit of Parent, the Company and their respective Subsidiaries, and no provision of this Agreement shall (i) create any third-party beneficiary or other rights in any Person, including rights in respect of any benefits that may be provided, directly or indirectly, under any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan or rights to continued employment or service with the Company or the Parent (or any Subsidiary thereof), (ii) be construed as an amendment, waiver or creation of or limitation on the ability to terminate any Company Benefit Plan, Parent Benefit Plan or Post-Closing Plan, or (iii) limit the ability of the Parent to terminate the employment of any Continuing Employee.
5.7 Indemnification of Officers and Directors.
(a) From the Effective Time through the sixth anniversary of the date on which the Effective Time occurs, each of Parent and the Surviving Corporation shall, jointly and severally, indemnify and hold harmless each Person who is now, or has been at any time prior to the date hereof, or who becomes prior to the Effective Time, a director, officer, fiduciary or agent of Parent and its Subsidiaries or the Company, respectively (the “D&O Indemnified Parties”), against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that the D&O Indemnified Party is or was a director, officer, fiduciary or agent of Parent or of the Company or any of their respective Subsidiaries, whether asserted or claimed prior to, at or after the Effective Time, in each case, to the fullest extent permitted under applicable Law. Each D&O Indemnified Party will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from each of Parent and the Surviving Corporation, jointly and severally, upon receipt by Parent or the Surviving Corporation from the D&O Indemnified Party of a request therefor; provided that any such Person to whom expenses are advanced provides an undertaking to Parent, to the extent then required by the WBCA, as applicable, to repay such advances if it is ultimately determined that such Person is not entitled to indemnification.
(b) The provisions of the articles of incorporation and bylaws of Parent with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of Parent that are presently set forth in the articles of incorporation and bylaws of Parent shall not be amended, modified or repealed for a period of six years from the Effective Time in a manner that would adversely affect the rights thereunder of individuals who, at or prior to the Effective Time, were officers or directors of Parent. The articles of incorporation and bylaws of the Surviving Corporation shall contain, and Parent shall cause the articles of incorporation and bylaws of the Surviving Corporation to so contain, provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers as those presently set forth in the articles of incorporation and bylaws of Parent.
(c) From and after the Effective Time, (i) the Surviving Corporation shall fulfill and honor in all respects the obligations of the Company to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under the Company’s Organizational Documents and pursuant to any indemnification agreements between the Company and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Effective Time and (ii) Parent shall fulfill and honor in all respects the obligations of Parent to its D&O Indemnified Parties as of immediately prior to the Closing pursuant to any indemnification provisions under Parent’s Organizational Documents and pursuant to any indemnification agreements between Parent and such D&O Indemnified Parties, with respect to claims arising out of matters occurring at or prior to the Effective Time.
(d) From and after the Effective Time, Parent shall maintain directors’ and officers’ liability insurance policies, with an effective date as of the Closing Date, on commercially available terms and conditions and with coverage limits customary for U.S. public companies similarly situated to Parent. In addition, Parent shall purchase, prior to the Effective Time, a six-year prepaid “tail policy” (the cost of which shall be reimbursed by the Company) for the non-cancellable extension of the directors’ and officers’ liability coverage of Parent’s existing directors’ and officers’ insurance policies for a claims reporting or discovery period of at least six years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time.
(e) From and after the Effective Time, Parent shall pay all expenses, including reasonable attorneys’ fees, that are incurred by the Persons referred to in this Section 5.7 in connection with their successful enforcement of the rights provided to such Persons in this Section 5.7.
(f) The provisions of this Section 5.7 are intended to be in addition to the rights otherwise available to the current and former officers and directors of Parent and the Company by Law, charter, statute, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties, their heirs and their representatives.
(g) In the event Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall succeed to the obligations set forth in this Section 5.7. Parent shall cause the Surviving Corporation to perform all of the obligations of the Surviving Corporation under this Section 5.7.
5.8 Additional Agreements.   The Parties shall use commercially reasonable efforts to cause to be taken all actions necessary to consummate the Contemplated Transactions. Without limiting the generality of the foregoing, each Party to this Agreement: (a) shall make all filings and other submissions (if any) and give all notices (if any) required to be made and given by such Party in connection with the Contemplated Transactions; (b) shall use reasonable best efforts to obtain each Consent (if any) reasonably required to be obtained (pursuant to any applicable Law or Contract, or otherwise) by such Party in connection with the Contemplated Transactions or for such Contract (with respect to Contracts set forth in Schedule 5.8) to remain in full force and effect; (c) shall use commercially reasonable efforts to lift any injunction prohibiting, or any other legal bar to, the Contemplated Transactions; and (d) shall use commercially reasonable efforts to satisfy the conditions precedent to the consummation of this Agreement.
5.9 Disclosure.   The initial press release relating to this Agreement shall be a joint press release issued by the Company and Parent and thereafter Parent and the Company shall consult with each other before issuing any further press release(s) or otherwise making any public statement or making any announcement to Parent Associates or Company Associates (to the extent not previously issued or made in accordance with this Agreement) with respect to the Contemplated Transactions and shall not issue any such press release, public statement or announcement to Parent Associates or Company Associates without the other Party’s written consent (which shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing: (a) each Party may, without such consultation or consent, make any public statement in response to questions from the press, analysts, investors or those attending industry conferences, make internal announcements to employees and make disclosures in Parent SEC Documents, so long as such statements are consistent with previous press releases, public disclosures or public statements made jointly by the Parties (or individually, if approved by the other Party); (b) a Party may, without the prior consent of the other Party hereto but subject to giving advance notice to the other Party, issue any such press release or make any such public announcement or statement as may be required by any Law; and (c) Parent need not consult with the Company in connection with such portion of any press release, public statement or filing to be issued or made pursuant to Section 5.3(f) or with respect to any Acquisition Proposal or Parent Board Adverse Recommendation Change.
5.10 Listing.   Parent shall (a) to the extent required by the rules and regulations of the NYSE, prepare and submit to the NYSE a notification form for the listing of the shares of Parent Common Stock to be issued in connection with the Contemplated Transactions, and use its best efforts to cause such shares to be approved for listing (subject to official notice of issuance); (b) effect the NYSE Reverse Split subject to the receipt of the applicable Parent Stockholder Vote, and (c) to the extent required by the rules of the NYSE, file a supplemental listing application for the Parent Common Stock on the NYSE (the “NYSE Listing Application”) and use its best efforts to cause such NYSE Listing Application to be conditionally approved prior to the Effective Time. The Parties shall coordinate in good faith with respect to compliance with NYSE rules and regulations. The Parties agree to each pay 50% of all NYSE fees associated with the NYSE Listing Application. The Company will cooperate with Parent as reasonably requested by Parent with respect to the NYSE Listing Application and promptly furnish to Parent all information concerning the Company and its stockholders that may be required or reasonably requested in connection with any action contemplated by this Section 5.10.
5.11 Tax Matters.
(a) For United States federal income Tax purposes, (i) the Parties intend that the Merger qualify as a “reorganization” within the meaning of Section 368(a) of the Code (the “Intended Tax Treatment”), and (ii) this Agreement is intended to be, and is hereby adopted as, a “plan of reorganization” for purposes of Section 354 and 361 of the Code and Treasury Regulations Section 1.368-2(g) and 1.368-3(a), to which the Parent, Merger Sub and the Company are parties under Section 368(b) of the Code.
(b) The Parties shall use their respective reasonable best efforts to cause the Merger to qualify, and will not take any action or cause any action to be taken which action would reasonably be expected to prevent the Merger from qualifying, for the Intended Tax Treatment.

5.12 Legends.   Parent shall be entitled to place appropriate legends on the book entries and/or certificates evidencing any shares of Parent Common Stock to be received in the Merger by equity holders of the Company who may be considered “affiliates” of Parent for purposes of Rules 144 and 145 under the Securities Act reflecting the restrictions set forth in Rules 144 and 145 and to issue appropriate stop transfer instructions to the transfer agent for Parent Common Stock.
5.13 Directors and Officers.   The Parties shall use reasonable best efforts and take all necessary action so that immediately after the Effective Time, (a) the Parent Board is comprised of 7 members, with 2 such members designated by Parent and 5 such members designated by the Company, and (b) the Persons listed in Exhibit E under the heading “Officers” are elected or appointed, as applicable, to the positions of officers of Parent, as set forth therein, to serve in such positions effective as of the Effective Time until successors are duly appointed and qualified in accordance with applicable Law. If any Person listed in Exhibit E is unable or unwilling to serve as an officer of Parent, as set forth therein, as of the Effective Time, the Parties shall mutually agree upon a successor. The Persons listed in Exhibit E under the heading “Board Designees — Parent” shall be Parent’s designees pursuant to clause (a) of this Section 5.13 (which list may be changed by Parent at any time prior to the Closing by written notice to the Company to include different board designees who are reasonably acceptable to the Company) (the “Parent Designees”). To the extent the Second Parent Designee is currently classified as a Class I director of Parent, Parent shall following the Closing and at an appropriate time prior to Parent’s 2019 annual meeting of shareholders, nominate such Second Parent Designee for reelection at Parent’s 2019 annual meeting of shareholders. The Persons listed in Exhibit E under the heading “Board Designees — Company” shall be the Company’s designees pursuant to clause (a) of this Section 5.13 (which list may be changed by the Company at any time prior to the Closing by written notice to Parent to include different board designees who are reasonably acceptable to Parent).
5.14 Termination of Certain Agreements and Rights.   The Company shall cause any Investor Agreements to be terminated immediately prior to the Effective Time, without any liability being imposed on the part of Parent or the Surviving Corporation.
5.15 Section 16 Matters.   Prior to the Effective Time, Parent and the Company shall take all such steps as may be required (to the extent permitted under applicable Laws) to cause any acquisitions of Parent Common Stock, restricted stock awards to purchase Parent Common Stock and any options to purchase Parent Common Stock in connection with the Contemplated Transactions, by each individual who is reasonably expected to become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent, to be exempt under Rule 16b-3 promulgated under the Exchange Act. At least 30 calendar days prior to the Closing Date, the Company shall furnish the following information to Parent for each individual who, immediately after the Effective Time, will become subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Parent: (a) the number of shares of Company Common Stock owned by such individual and expected to be exchanged for shares of Parent Common Stock pursuant to the Merger, and (b) the number of other derivative securities (if any) with respect to Company Common Stock owned by such individual and expected to be converted into shares of Parent Common Stock, restricted stock awards to purchase Parent Common Stock or derivative securities with respect to Parent Common Stock in connection with the Merger.
5.16 Cooperation.   Each Party shall cooperate reasonably with the other Party and shall provide the other Party with such assistance as may be reasonably requested for the purpose of facilitating the performance by each Party of its respective obligations under this Agreement and to enable the combined entity to continue to meet its obligations following the Effective Time.
5.17 Certificates.
(a) Parent will prepare and deliver to the Company at least five Business Days prior to the Closing Date a certificate signed by the Chief Financial Officer of Parent in a form reasonably acceptable to the Company, setting forth, as of immediately prior to the Effective Time (prior to giving effect to the closing of the Parent Post-Closing Financing) (a) each record holder of Parent Common Stock, Parent Options or Parent Warrants, (b) such record holder’s name and address; (c) the number of shares of Parent Common Stock held and/or underlying the Parent Options or Parent Warrants as of the Effective Time for each such holder (the “Parent Outstanding Shares Certificate”).

(b) The Company will prepare and deliver to Parent at least five Business Days prior to the Closing Date a certificate signed by the Chief Financial Officer of the Company in a form reasonably acceptable to Parent setting forth, as of immediately prior to the Effective Time (a) each holder of Company Common Stock, Company Options and Company RSAs, (b) such holder’s name and address; (c) the number and type of Company Common Stock held and/or underlying the Company Options or Company RSAs as of the Effective Time for each such holder; (d) the number of shares of Parent Common Stock to be issued to such holder, or to underlie any Parent Option to be issued to such holder, pursuant to this Agreement in respect of the Company Common Stock, Company Options or Company RSAs held by such holder (the “Allocation Certificate”).
5.18 Company Financial Statements.   As promptly as reasonably practicable following the date of this Agreement, the Company will furnish to Parent (i) audited financial statements for the fiscal years ended 2016 and 2017 and, to the extent required by the Securities Act or Exchange Act, as applicable, for inclusion in the Proxy Statement, 2018, for inclusion in the Proxy Statement (the “Company Audited Financial Statements”) and (ii) unaudited interim financial statements for each interim period completed prior to Closing that would be required to be included in the Proxy Statement or any periodic report due prior to the Closing if the Company were subject to the periodic reporting requirements under the Securities Act or the Exchange Act (the “Company Interim Financial Statements”). Each of the Company Audited Financial Statements and the Company Interim Financial Statements will be suitable for inclusion in the Proxy Statement and prepared in accordance with GAAP as applied on a consistent basis during the periods involved (except in each case as described in the notes thereto) and on that basis will present fairly, in all material respects, the financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company as of the dates of and for the periods referred to in the Company Audited Financial Statements or the Company Interim Financial Statements, as the case may be.
5.19 Takeover Statutes.   If any Takeover Statute is or may become applicable to the Contemplated Transactions, each of the Company, the Company Board, Parent and the Parent Board, as applicable, shall grant such approvals and take such actions as are necessary so that the Contemplated Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate or minimize the effects of such statute or regulation on the Contemplated Transactions.
5.20 Stockholder Litigation.   Parent shall conduct and control the settlement and defense of any stockholder litigation against Parent or any of its directors relating to this Agreement or the Contemplated Transactions; provided, that any settlement or other resolution of any such stockholder litigation agreed to by Parent after the Closing shall be approved in advance by a majority of the Parent Designees for so long as any Parent Designees are still members of the Parent Board. Without limiting the foregoing, prior to the Closing, Parent shall give the Company the opportunity to consult with Parent in connection with the defense and settlement of any such stockholder litigation, and Parent shall keep the Company reasonably apprised of any material developments in connection with any such stockholder litigation.
5.21 Company Lock-Up.   The Company shall use commercially reasonable efforts to obtain execution of a Lock-Up Agreement and a Support Agreement by no less than 75% of the Company stockholders.
Section 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH PARTY
The obligations of each Party to effect the Merger and otherwise consummate the Contemplated Transactions to be consummated at the Closing are subject to the satisfaction or, to the extent permitted by applicable Law, the written waiver by each of the Parties, at or prior to the Closing, of each of the following conditions:
6.1 No Restraints.   No temporary restraining order, preliminary or permanent injunction or other order preventing the consummation of the Contemplated Transactions shall have been issued by any court of competent jurisdiction or other Governmental Body of competent jurisdiction and remain in effect, and there shall not be any Law which has the effect of making the consummation of the Contemplated Transactions illegal.
6.2 Stockholder Approval.   (a) Parent shall have obtained the Required Parent Stockholder Vote and (b) the Company shall have obtained the Required Company Stockholder Vote.

6.3 No Legal Proceedings.   There shall not be any Legal Proceeding initiated by any Governmental Body pending: (a) challenging or seeking to restrain or prohibit the consummation of the Contemplated Transactions; (b) seeking to prohibit or limit in any material and adverse respect a Party’s ability to vote, transfer, receive dividends with respect to or otherwise exercise ownership rights with respect to the Parent Common Stock; (c) that would materially and adversely affect the right or ability of Parent or the Company to own the assets or operate the business of Parent or the Company, in each case, in the respective manner such ownership or operations are conducted immediately prior to Closing; or (d) seeking to compel Parent or the Company (or any of their respective Subsidiaries) to dispose of or hold separate any material assets as a result of the Contemplated Transactions.
6.4 Listing.   The shares of Parent Common Stock to be issued in the Merger pursuant to this Agreement shall have been approved for listing (subject to official notice of issuance) on the NYSE prior to the Closing.
Section 7. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT AND MERGER SUB
The obligations of Parent and Merger Sub to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by Parent, at or prior to the Closing, of each of the following conditions:
7.1 Accuracy of Representations.   The Company Fundamental Representations shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date). The representations and warranties of the Company contained in this Agreement (other than the Company Fundamental Representations) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Company Material Adverse Effect (without giving effect to any references therein to any Company Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Company Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).
7.2 Performance of Covenants.   The Company shall have performed or complied with in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement at or prior to the Effective Time.
7.3 Documents.   Parent shall have received the following documents, each of which shall be in full force and effect:
(a) a certificate executed by the Chief Executive Officer or Chief Financial Officer of the Company certifying (i) that the conditions set forth in Sections 7.1, 7.2, 7.5 and 7.6 have been duly satisfied and (ii) that the information set forth in the Allocation Certificate delivered by the Company in accordance with Section 5.17(a) is true and accurate in all respects as of the Closing Date;
(b) a written resignation, in a form reasonably satisfactory to Parent, dated as of the Closing Date and effective as of the Closing, executed by each of the officers and directors of the Company listed in Section 7.3(b) of the Company Disclosure Schedule; and
(c) the Allocation Certificate.
7.4 FIRPTA Certificate.   Parent shall have received (i) an original signed statement from the Company that the Company is not, and has not been at any time during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, conforming to the requirements of Treasury Regulations Section

1.1445-2(c)(3) and 1.897-2(h), and (ii) an original signed notice to be delivered to the IRS in accordance with the provisions of Treasury Regulations Section 1.897-2(h)(2), together with written authorization for Parent to deliver such notice to the IRS on behalf of the Company following the Closing, each dated as of the Closing Date, duly executed by an authorized officer of the Company, and in form and substance reasonably acceptable to Parent.
7.5 No Company Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Company Material Adverse Effect.
7.6 Termination of Investor Agreements.   The Investor Agreements shall have been terminated.
7.7 Company Lock-Up Agreements.   Parent shall have received a copy of a Company Lock-Up Agreement duly executed by each Company Signatory, each of which shall be in full force and effect.
7.8 Accredited Investors.   The number of stockholders of the Company who have not executed an Investor Questionnaire certifying that such stockholder of the Company is an “accredited investor” pursuant to Regulation D under the Securities Act, is less than 10.
7.9 Stock Purchase Agreement.   The Stock Purchase Agreement shall be in full force and effect and the proceeds to be received under the terms and conditions set forth in the Stock Purchase Agreement shall be no less than $10,000,000 pursuant to the consummation of the transactions contemplated by the Stock Purchase Agreement immediately following the Closing.
7.10 Company Stockholder Written Consent.   The Company Stockholder Written Consent executed by each Company Signatory shall be in full force and effect.
7.11 Company Cash.   If the Closing occurs prior to March 31, 2019, the Company shall maintain a minimum of  $6,000,000 in Cash as of the Closing.
7.12 Dissenting Shares.   No more than 10% of the Company Common Stock shall be Dissenting Shares.
Section 8. ADDITIONAL CONDITIONS PRECEDENT TO OBLIGATION OF THE COMPANY
The obligations of the Company to effect the Merger and otherwise consummate the transactions to be consummated at the Closing are subject to the satisfaction or the written waiver by the Company, at or prior to the Closing, of each of the following conditions:
8.1 Accuracy of Representations.   The Parent Fundamental Representations shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of such date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date) other than, with respect to the representations and warranties set forth in Section 3.6, for inaccuracies that are de minimis in nature and amount as of such date (for the avoidance of doubt, only amounts that are less than $100,000 in the aggregate shall be deemed de minimis). The representations and warranties of Parent and Merger Sub contained in this Agreement (other than the Parent Fundamental Representations) shall have been true and correct as of the date of this Agreement and shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date except (a) in each case, or in the aggregate, where the failure to be true and correct would not reasonably be expected to have a Parent Material Adverse Effect (without giving effect to any references therein to any Parent Material Adverse Effect or other materiality qualifications), or (b) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct, subject to the qualifications as set forth in the preceding clause (a), as of such particular date) (it being understood that, for purposes of determining the accuracy of such representations and warranties, any update of or modification to the Parent Disclosure Schedule made or purported to have been made after the date of this Agreement shall be disregarded).
8.2 Performance of Covenants.   Parent and Merger Sub shall have performed or complied with in all material respects all of their agreements and covenants required to be performed or complied with by each of them under this Agreement at or prior to the Effective Time.

8.3 Documents.   The Company shall have received the following documents, each of which shall be in full force and effect:
(a) a certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent confirming that the conditions set forth in Sections 8.1, 8.2, and 8.4 have been duly satisfied;
(b) a written resignation, in a form reasonably satisfactory to the Company, dated as of the Closing Date and effective as of the Closing, executed by each of the officers and directors of Parent who are not to continue as officers or directors of Parent after the Closing pursuant to Section 5.13 hereof; and
(c) the Parent Outstanding Shares Certificate.
8.4 No Parent Material Adverse Effect.   Since the date of this Agreement, there shall not have occurred any Parent Material Adverse Effect.
8.5 Parent Cash.   If the Closing occurs prior to March 31, 2019, Parent shall maintain a minimum of $2,000,000 in Cash as of the Closing.
Section 9. TERMINATION
9.1 Termination.   This Agreement may be terminated prior to the Effective Time (whether before or after adoption of this Agreement by the Company’s stockholders and whether before or after approval of the Parent Stockholder Matters by Parent’s stockholders, unless otherwise specified below):
(a) by mutual written consent of Parent and the Company;
(b) by either Parent or the Company if the Contemplated Transactions shall not have been consummated by May 3, 2019 (subject to possible extension as provided in this Section 9.1(b), the “End Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to the Company, on the one hand, or to Parent, on the other hand, if such Party’s action or failure to act has been a principal cause of the failure of the Contemplated Transactions to occur on or before the End Date and such action or failure to act constitutes a breach of this Agreement; provided, further, however, that, in the event that a request for additional information has been made by any Governmental Body (including, via a comment letter or other communication from the SEC), then either the Company or Parent shall be entitled to extend the End Date for an additional 30 calendar days by written notice to the other the Party;
(c) by either Parent or the Company if a court of competent jurisdiction or other Governmental Body shall have issued a final and nonappealable order, decree or ruling, or shall have taken any other action, having the effect of permanently restraining, enjoining or otherwise prohibiting the Contemplated Transactions;
(d) by Parent if the Company Stockholder Written Consent executed by each Company Signatory shall not have been obtained within five Business Days of the date of this Agreement; provided, however, that once the Company Stockholder Written Consent has been obtained, Parent may not terminate this Agreement pursuant to this Section 9.1(d);
(e) by either Parent or the Company if  (i) the Parent Stockholders’ Meeting (including any adjournments and postponements thereof) shall have been held and completed and Parent’s stockholders shall have taken a final vote on the Parent Stockholder Matters and (ii) the Parent Stockholder Matters shall not have been approved at the Parent Stockholders’ Meeting (or at any adjournment or postponement thereof) by the Required Parent Stockholder Vote;
(f) by the Company (at any time prior to the approval of the Parent Stockholder Matters by the Required Parent Stockholder Vote) if a Parent Triggering Event shall have occurred;
(g) by Parent (at any time prior to the Required Company Stockholder Vote being obtained) if a Company Triggering Event shall have occurred;

(h) by the Company, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by Parent or Merger Sub or if any representation or warranty of Parent or Merger Sub shall have become inaccurate, in either case, such that the conditions set forth in Section 8.1 or Section 8.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that the Company is not then in material breach of any representation, warranty, covenant or agreement under this Agreement; provided, further, that if such inaccuracy in Parent’s or Merger Sub’s representations and warranties or breach by Parent or Merger Sub is curable by the End Date by Parent or Merger Sub, then this Agreement shall not terminate pursuant to this Section 9.1(h) as a result of such particular breach or inaccuracy until the expiration of a 30-day period commencing upon delivery of written notice from the Company to Parent or Merger Sub of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.1(h) (it being understood that this Agreement shall not terminate pursuant to this Section 9.1(h) as a result of such particular breach or inaccuracy if such breach by Parent or Merger Sub is cured prior to such termination becoming effective);
(i) by Parent, upon a breach of any representation, warranty, covenant or agreement set forth in this Agreement by the Company or if any representation or warranty of the Company shall have become inaccurate, in either case, such that the conditions set forth in Section 7.1 or Section 7.2 would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided that Parent is not then in material breach of any representation, warranty, covenant or agreement under this Agreement; provided, further, that if such inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the End Date by the Company then this Agreement shall not terminate pursuant to this Section 9.1(i) as a result of such particular breach or inaccuracy until the expiration of a 30-day period commencing upon delivery of written notice from Parent to the Company of such breach or inaccuracy and its intention to terminate pursuant to this Section 9.1(i) (it being understood that this Agreement shall not terminate pursuant to this Section 9.1(i) as a result of such particular breach or inaccuracy if such breach by the Company is cured prior to such termination becoming effective); or
(j) by Parent, at any time, if  (i) Parent has received a Superior Offer, (ii) Parent has complied with its obligations under Section 5.3(d) in order to accept such Superior Offer, (iii) Parent concurrently terminates this Agreement and enters into a Permitted Alternative Agreement with respect to such Superior Offer and (iv) within two Business Days of such termination, Parent pays to the Company the amount contemplated by Section 9.3(d).
9.2 Effect of Termination.   In the event of the termination of this Agreement as provided in Section 9.1, this Agreement shall be of no further force or effect; provided, however, that (a) this Section 9.2, Section 5.9, Section 9.3, Section 10 and the definitions of the defined terms in such Sections (including the definitions of such defined terms on Exhibit A) shall survive the termination of this Agreement and shall remain in full force and effect, and (b) the termination of this Agreement and the provisions of Section 9.3 shall not relieve any Party of any liability for fraud or for any willful and material breach of any representation, warranty, covenant, obligation or other provision contained in this Agreement.
9.3 Expenses; Termination Fees.
(a) Except as set forth in this Section 9.3, Section 5.7(d), and Section 5.10, all fees and expenses incurred in connection with this Agreement and the Contemplated Transactions shall be paid by the Party incurring such expenses, whether or not the Merger is consummated; provided, that Parent and the Company shall share equally all fees and expenses incurred in relation to the printing and filing with the SEC of the Proxy Statement and any amendments and supplements thereto and paid to a financial printer or the SEC. It is understood and agreed that all fees and expenses incurred or to be incurred by the Company in connection with the Contemplated Transactions and preparing, negotiating and entering into this Agreement and the performance of its obligations under this Agreement shall be paid by the Company in Cash at or prior to the Closing.
(b) If  (i) this Agreement is terminated by the Company pursuant to Section 9.1(f), (ii) an Acquisition Proposal with respect to Parent shall have been publicly announced or disclosed or otherwise communicated to Parent or the Parent Board after the date of this Agreement but prior to the termination of this Agreement and (iii) within 9 months after the date of such termination, Parent enters into a definitive agreement for a Subsequent Transaction in respect of the Acquisition Proposal referred to in clause (ii), then Parent shall pay to the Company an amount equal to $1,000,000 (the “Company Termination Fee”) within two Business Days of consummation of such Subsequent Transaction.
(c) If  (i) this Agreement is terminated by Parent pursuant to Section 9.1(g), (ii) an Acquisition Proposal with respect to the Company shall have been publicly announced or disclosed or otherwise communicated to the Company or the Company Board after the date of this Agreement but prior to the termination of this Agreement and (iii) within 9 months after the date of such termination, the Company consummates a Subsequent Transaction in respect of the Acquisition Proposal referred to in clause (ii), then the Company shall pay to Parent an amount equal to $1,000,000 (the “Parent Termination Fee”) within ten Business Days of consummation of such Subsequent Transaction.
(d) If this Agreement is terminated by Parent pursuant to Section 9.1(j), Parent shall pay to the Company within two Business Days of such termination the Company Termination Fee.
(e) Any Company Termination Fee or Parent Termination Fee due under this Section 9.3 shall be paid by wire transfer of same day funds. If a Party fails to pay when due any amount payable by it under this Section 9.3, then such Party shall (i) reimburse the other Party for reasonable costs and expenses (including reasonable fees and disbursements of counsel) incurred by it in connection with the collection of such overdue amount and the enforcement by such Party of its rights under this Section 9.3, and (ii) pay to the other Party interest on such overdue amount (for the period commencing as of the date such overdue amount was originally required to be paid and ending on the date such overdue amount is actually paid to the Company in full) at a rate per annum equal to the “prime rate” (as published in The Wall Street Journal or any successor thereto) in effect on the date such overdue amount was originally required to be paid.
(f) The Parties agree that, subject to Section 9.2, payment of the Company Termination Fee shall, in the circumstances in which it is owed in accordance with the terms of this Agreement, constitute the sole and exclusive remedy of the Company following the termination of this Agreement, it being understood that in no event shall (i) Parent be required to pay the amounts payable pursuant to this Section 9.3 on more than one occasion and (ii) following payment of the Company Termination Fee (x) Parent shall have no further liability to the Company in connection with or arising out of this Agreement or the termination thereof, any breach of this Agreement by Parent giving rise to such termination, or the failure of the Contemplated Transactions to be consummated, (y) neither the Company nor any of its Affiliates shall be entitled to bring or maintain any other claim, action or proceeding against Parent or Merger Sub or seek to obtain any recovery, judgment or damages of any kind against such Parties (or any partner, member, stockholder, director, officer, employee, Subsidiary, Affiliate, agent or other Representative of such Parties) in connection with or arising out of this Agreement or the termination thereof, any breach by any such Parties giving rise to such termination or the failure of the Contemplated Transactions to be consummated and (z) the Company and its Affiliates shall be precluded from any other remedy against Parent, Merger Sub and their respective Affiliates, at law or in equity or otherwise, in connection with or arising out of this Agreement or the termination thereof, any breach by such Party giving rise to such termination or the failure of the Contemplated Transactions to be consummated; provided, however, that nothing in this Section 9.3(f) shall limit the rights of Parent and Merger Sub under Section 10.11.
(g) The Parties agree that, subject to Section 9.2, payment of the Parent Termination Fee shall, in the circumstances in which it is owed in accordance with the terms constitute the sole and exclusive remedy of Parent following the termination it being understood that in no event shall (i) the Company be required to pay the amounts payable pursuant to this Section 9.3 on more than one occasion and (ii) following payment of the Parent Termination Fee (x) the Company shall have no further liability to Parent in connection with or arising out of this Agreement or the termination thereof, any breach of this Agreement by the Company giving rise to such termination, or the failure of the Contemplated Transactions to be consummated, (y) neither Parent nor any of its Affiliates shall be entitled to bring or maintain any other claim, action or proceeding against the Company or seek to obtain any recovery, judgment or damages of any kind against such Parties (or any partner, member, stockholder, director, officer, employee, Subsidiary, Affiliate, agent or other Representative of such Parties) in connection with or arising out of this Agreement or the termination thereof, any breach by any such Parties giving rise to such termination or the failure of the Contemplated Transactions to be consummated and (z) Parent and its Affiliates shall be precluded from any other remedy against the Company and its Affiliates, at law or in equity or otherwise, in connection with or arising out of this Agreement or the termination thereof, any breach by such Party giving rise to such termination or the failure of the Contemplated Transactions to be consummated; provided, however, that nothing in this Section 9.3(g) shall limit the rights of the Company under Section 10.11.
(h) Each of the Parties acknowledges that (i) the agreements contained in this Section 9.3 are an integral part of the Contemplated Transactions, (ii) without these agreements, the Parties would not enter into this Agreement and (iii) any amount payable pursuant to this Section 9.3 is not a penalty, but rather is liquidated damages in a reasonable amount that will compensate the Company in the circumstances in which such amount is payable.
Section 10. MISCELLANEOUS PROVISIONS
10.1 Non-Survival of Representations and Warranties.   The representations and warranties of the Company, Parent and Merger Sub contained in this Agreement or any certificate or instrument delivered pursuant to this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time and this Section 10 shall survive the Effective Time.
10.2 Amendment.   This Agreement may be amended with the approval of the respective Boards of Directors of the Company, Merger Sub and Parent at any time (whether before or after the adoption and approval of this Agreement by the Company’s stockholders or before or after obtaining the Required Parent Stockholder Vote); provided, however, that after any such approval of this Agreement by a Party’s stockholders, no amendment shall be made which by Law requires further approval of such stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Company, Merger Sub and Parent.
10.3 Waiver.
(a) No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy.
(b) No Party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such Party and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
10.4 Entire Agreement; Counterparts; Exchanges by Electronic Transmission.   This Agreement and the other agreements referred to in this Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties with respect to the subject matter hereof and thereof; provided, however, that the Confidentiality Agreement shall not be superseded and shall remain in full force and effect in accordance with its terms. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by all Parties by electronic transmission in PDF format shall be sufficient to bind the Parties to the terms and conditions of this Agreement.
10.5 Applicable Law; Jurisdiction.   This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Washington, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the Parties arising out of or relating to this Agreement or any of the Contemplated Transactions, each of the Parties: (a)

irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the King County West Division of the State of Washington or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Washington or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Washington; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 10.5; (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any Party; (e) agrees that service of process upon such Party in any such action or proceeding shall be effective if notice is given in accordance with Section 10.8 of this Agreement; and (f) irrevocably and unconditionally waives the right to trial by jury.
10.6 Attorneys’ Fees.   In any action at law or suit in equity to enforce this Agreement or the rights of any of the Parties, shall be paid by the Party, including but not limited to out-of-pocket attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.
10.7 Assignability.   This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of a Party’s rights or obligations hereunder may be assigned or delegated by such Party without the prior written consent of the other Party, and any attempted assignment or delegation of this Agreement or any of such rights or obligations by such Party without the other Party’s prior written consent shall be void and of no effect.
10.8 Notices.   All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, or (c) on the date delivered in the place of delivery if sent by email (with a written or electronic confirmation of delivery) prior to 5:00 p.m. San Diego time, otherwise on the next succeeding Business Day, in each case to the intended recipient as set forth below:
if to Parent or Merger Sub:
AmpliPhi Biosciences Corporation
3579 Valley Centre Drive, Suite 100
San Diego, CA 92130
Attention: Chief Financial Officer
Email: sm@ampliphibio.com
with a copy to (which shall not constitute notice):
Cooley LLP
4401 Eastgate Mall
San Diego, CA 92121
Attention: Tom Coll and Rama Padmanabhan
Email: collta@cooley.com; rama@cooley.com
if to the Company:
C3J Therapeutics, Inc.
4503 Glencoe Ave
Marina del Rey, CA 90292
Attention: Chief Executive Officer
Email: tpatrick@c3jtherapeutics.com
with a copy to (which shall not constitute notice):
Thompson Hine LLP
335 Madison Ave
12th Floor
New York, NY 10017-4611
Attention: Faith L. Charles
Email: faith.charles@thompsonhine.com

10.9 Cooperation.   Each Party agrees to cooperate fully with the other Party and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by the other Party to evidence or reflect the Contemplated Transactions and to carry out the intent and purposes of this Agreement.
10.10 Severability.   Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.
10.11 Other Remedies; Specific Performance.   Except as otherwise provided herein, any and all remedies herein expressly conferred upon a Party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that any Party does not perform the provisions of this Agreement (including failing to take such actions as are required of it hereunder to consummate this Agreement) in accordance with its specified terms or otherwise breaches such provisions. Accordingly, the Parties acknowledge and agree that the Parties shall be entitled to an injunction, specific performance and other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Each of the Parties agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that any other Party has an adequate remedy at law or that any award of specific performance is not an appropriate remedy for any reason at law or in equity. Any Party seeking an injunction or injunctions to prevent breaches of this Agreement shall not be required to provide any bond or other security in connection with any such order or injunction.
10.12 No Third Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and the D&O Indemnified Parties to the extent of their respective rights pursuant to Section 5.7) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
10.13 Construction.
(a) References to “cash,” “dollars” or “$” are to U.S. dollars.
(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.
(c) The Parties have participated jointly in the negotiating and drafting of this Agreement and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.
(d) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(e) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits” and “Schedules” are intended to refer to Sections of this Agreement and Exhibits and Schedules to this Agreement, respectively.

(f) Any reference to legislation or to any provision of any legislation shall include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations, and statutory instruments issued or related to such legislations.
(g) The bold-faced headings and table of contents contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
(h) The Parties agree that each of the Company Disclosure Schedule and the Parent Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Agreement. The disclosures in any section or subsection of the Company Disclosure Schedule or the Parent Disclosure Schedule shall qualify other sections and subsections in this Agreement to the extent it is readily apparent on its face from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.
(i) Each of  “delivered” or “made available” means, with respect to any documentation, that prior to 11:59 p.m. (San Diego time) on the date that is two calendar days prior to the date of this Agreement (i) a copy of such material has been posted to and made available by a Party to the other Party and its Representatives in the electronic data room maintained by such disclosing Party or (ii) such material is disclosed in the Parent SEC Documents filed with the SEC prior to the date hereof and publicly made available on the SEC’s Electronic Data Gathering Analysis and Retrieval system.
(j) Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder shall fall upon a Saturday, Sunday, or any date on which banks in San Diego, California are authorized or obligated by Law to be closed, the Party having such privilege or duty may exercise such privilege or discharge such duty on the next succeeding day which is a regular Business Day.
(Remainder of page intentionally left blank)

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date first above written.
AMPLIPHI BIOSCIENCES CORPORATION
By:
/s/ Paul C. Grint

Name: Paul C. Grint, M.D.
Title:  Chief Executive Officer
CERES MERGER SUB, INC.
By:
/s/ Steve R. Martin

Name: Steve R. Martin
Title:  Director
C3J THERAPEUTICS, INC.
By:
/s/ Todd R. Patrick

Name: Todd R. Patrick
Title:  Chief Executive Officer

EXHIBIT A
CERTAIN DEFINITIONS
For purposes of this Agreement (including this Exhibit A):
“Acquisition Inquiry” means, with respect to a Party, an inquiry, indication of interest or request for information (other than an inquiry, indication of interest or request for information made or submitted by the Company, on the one hand, or Parent, on the other hand, to the other Party) with respect to or that is reasonably likely to lead to an Acquisition Proposal.
“Acquisition Proposal” means, with respect to a Party, any offer or proposal, whether written or oral (other than an offer or proposal made or submitted by or on behalf of the Company or any of its Affiliates, on the one hand, or by or on behalf of Parent or any of its Affiliates, on the other hand, to the other Party) contemplating or otherwise relating to any Acquisition Transaction with such Party.
“Acquisition Transaction” means any transaction or series of related transactions involving:
(a) any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction: (i) in which a Party is a constituent Entity; (ii) in which a Person or “group” (as defined in the Exchange Act and the rules promulgated thereunder) of Persons directly or indirectly acquires beneficial or record ownership of securities representing more than 20% of the outstanding securities of any class of voting securities of a Party or any of its Subsidiaries; or (iii) in which a Party or any of its Subsidiaries issues securities representing more than 20% of the outstanding securities of any class of voting securities of such Party or any of its Subsidiaries; provided, that in the case of Parent, the Parent Post-Closing Financing shall not be an “Acquisition Transaction”; or
(b) any sale, lease, exchange, transfer, license, acquisition or disposition of any business or businesses or assets that constitute or account for 20% or more of the consolidated book value or the fair market value of the assets of a Party and its Subsidiaries, taken as a whole.
“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” means the Agreement and Plan of Merger and Reorganization to which this Exhibit A is attached, as it may be amended from time to time.
“Business Day” means any day other than a Saturday, Sunday or other day on which banks in San Diego, California are authorized or obligated by Law to be closed.
“Cash” means all (a) cash and cash equivalents and (b) marketable securities, in each case determined in accordance with GAAP, consistently applied.
“Code” means the Internal Revenue Code of 1986, as amended.
“Company Associate” means any current or former employee, independent contractor, officer or director of the Company.
“Company Board” means the board of directors of the Company.
“Company Common Stock” means the Common Stock, no par value per share, of the Company.
“Company Contract” means any Contract: (a) to which the Company or its Subsidiary is a Party; (b) by which the Company or its Subsidiary or any Company IP or any other asset of the Company or its Subsidiary is or may become bound or under which the Company has, or may become subject to, any obligation; or (c) under which the Company or its Subsidiary has or may acquire any right or interest.

“Company ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) that is (or at any relevant time was) treated with the Company or its Subsidiary as a single employer within the meaning of Section 414 of the Code.
“Company Fundamental Representations” means the representations and warranties of the Company set forth in Sections 2.1 (Due Organization; Subsidiaries), 2.3 (Authority; Binding Nature of Agreement), 2.4 (Vote Required), 2.6(a) and (c) (Capitalization) and 2.20 (No Financial Advisors).
“Company IP” means all Intellectual Property Rights that are owned or purported to be owned by or licensed to the Company or its Subsidiary that is used in the business of the Company or its Subsidiary as presently conducted.
“Company Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Company Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of the Company or its Subsidiary, taken as a whole; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Company Material Adverse Effect: (a) general business or economic conditions affecting the industry in which the Company and its Subsidiary operate, (b) acts of war, armed hostilities or terrorism, (c) changes in financial, banking or securities markets, (d) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP) or (e) the taking of any action required to be taken by this Agreement; except in each case with respect to clauses (a) through (d), to the extent disproportionately affecting the Company and its Subsidiary, taken as a whole, relative to other similarly situated companies in the industries in which the Company and its Subsidiary operate.
“Company Options” means options or other rights to purchase shares of Company Common Stock issued by the Company.
“Company RSAs” means restricted stock awards to purchase shares of Company Common Stock issued or granted by the Company.
“Company Triggering Event” shall be deemed to have occurred if: (a) the Company shall have made a Company Board Adverse Recommendation Change; (b) the Company Board or any committee thereof shall have publicly approved, endorsed or recommended any Acquisition Proposal; or (c) the Company shall have entered into any letter of intent or similar document relating to any Acquisition Proposal.
“Company Unaudited Interim Balance Sheet” means the unaudited consolidated balance sheet of the Company and its consolidated Subsidiary for the period ended November 30, 2018 provided to Parent prior to the date of this Agreement.
“Confidentiality Agreement” means the Mutual Non-Disclosure Agreement, dated as of October 8, 2018, between the Company and Parent.
“Consent” means any approval, consent, ratification, permission, waiver or authorization (including any Governmental Authorization).
“Contemplated Transactions” means the Merger, the Parent Post-Closing Financing, the NYSE Reverse Split and the other transactions and actions contemplated by this Agreement.
“Contract” means, with respect to any Person, any agreement, contract, subcontract, lease (whether for real or personal property), mortgage, license, sublicense or other legally binding commitment or undertaking of any nature to which such Person is a party or by which such Person or any of its assets are bound or affected under applicable Law.
“Effect” means any effect, change, event, circumstance, or development.
“Encumbrance” means any lien, pledge, hypothecation, charge, mortgage, security interest, lease, license, option, easement, reservation, servitude, adverse title, infringement, interference, option, right of first refusal, preemptive right, community property interest or restriction or encumbrance of any nature

(including any restriction on the voting of any security, any restriction on the transfer of any security or other asset, any restriction on the receipt of any income derived from any asset, any restriction on the use of any asset and any restriction on the possession, exercise or transfer of any other attribute of ownership of any asset).
“Enforceability Exceptions” means the (a) Laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.
“Entity” means any corporation (including any non-profit corporation), partnership (including any general partnership, limited partnership or limited liability partnership), joint venture, estate, trust, company (including any company limited by shares, limited liability company or joint stock company), firm, society or other enterprise, association, organization or entity, and each of its successors.
“Environmental Law” means any federal, state, local or foreign Law relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ESPP” means Parent’s 2016 Employee Stock Purchase Plan.
“Exchange Act” means the Securities Exchange Act of 1934.
“Exchange Ratio” means, subject to Section 1.5(g), the following ratio (rounded to four decimal places): the quotient obtained by dividing (a) the Company Merger Shares by (b) the Company Outstanding Shares, in which:
•
“Aggregate Valuation” means the sum of  (a) the Company Valuation, plus (b) the Parent Valuation.

•
“Company Valuation” means $28,000,000.

•
“Company Allocation Fraction” the quotient (rounded to two decimal places) determined by dividing (i) the Company Valuation by (ii) the Aggregate Valuation.

•
“Company Merger Shares” means the product determined by multiplying (i) the Post-Closing Parent Shares by (ii) the Company Allocation Fraction.

•
“Company Outstanding Shares” means the total number of shares of Company Common Stock outstanding immediately prior to the Effective Time expressed on a fully-diluted and as-converted to Company Common Stock basis, calculated based on the treasury stock method and assuming, without limitation or duplication, (i) the exercise of all Company Options outstanding as of immediately prior to the Effective Time and (ii) the issuance of shares of Company Common Stock in respect of all other outstanding options, restricted stock awards, warrants or rights to receive such shares, whether conditional or unconditional and including any outstanding options, warrants or rights triggered by or associated with the consummation of the Merger (but excluding any shares of Company Common Stock reserved for issuance other than with respect to outstanding Company Options and Company RSAs under the 2006 Stock Plan or the 2016 Stock Plan, as applicable, as of immediately prior to the Effective Time). For the avoidance of doubt, no out-of-the-money Company Options shall be included in the total number of shares of Company Common Stock outstanding for purposes of determining the Company Outstanding Shares.

•
“Parent Allocation Fraction” means the quotient (rounded to two decimal places) determined by dividing (i) the Parent Valuation by (ii) the Aggregate Valuation.

•
“Parent Outstanding Shares” means the total number of shares of Parent Common Stock outstanding immediately prior to the Effective Time expressed on a fully-diluted basis and using the treasury stock method, but assuming, without limitation or duplication, the issuance of shares of Parent Common Stock in respect of all Parent Options, Parent Warrants and other outstanding options, warrants or rights to receive such shares, in each case, outstanding as of immediately prior to the Effective Time (assuming cashless exercise using the Parent Closing Price), whether conditional or unconditional and including any outstanding options, warrants or rights triggered by or associated with the consummation of the Merger, (but excluding any shares of Parent Common Stock reserved for issuance other than with respect to outstanding Parent Options and Parent Warrants as of immediately prior to the Effective Time and as set forth above); provided that all shares of Parent Common Stock issued in the Parent Post-Closing Financing and reserved pursuant to the New Option Pool shall be excluded from such total (i.e. the Parent Allocation Fraction and Company Allocation Fraction contemplated by the Exchange Ratio are intended to be determined in the absence of the Parent Post-Closing Financing and the Parent EIP Amendment and shares issuable in connection with out-of-the-money options and out-of-the-money warrants). For the avoidance of doubt, no out-of-the-money Parent Options or Parent Warrants shall be included in the total number of shares of Parent Common Stock outstanding for purposes of determining the Parent Outstanding Shares.
•
“Parent Valuation” means $12,000,000.

•
“Post-Closing Parent Shares” means the quotient determined by dividing (i) the Parent Outstanding Shares by (ii) the Parent Allocation Fraction.

“GAAP” means generally accepted accounting principles and practices in effect from time to time within the United States applied consistently throughout the period involved.
“Governmental Authorization” means any: (a) permit, license, certificate, franchise, permission, variance, exception, order, clearance, registration, qualification or authorization issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Law; or (b) right under any Contract with any Governmental Body.
“Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or quasi-governmental authority of any nature (including any governmental division, department, agency, commission, bureau, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any taxing authority); or (d) self-regulatory organization (including the NYSE).
“Hazardous Materials” means any pollutant, chemical, substance and any toxic, infectious, carcinogenic, reactive, corrosive, ignitable or flammable chemical, or chemical compound, or hazardous substance, material or waste, whether solid, liquid or gas, that is subject to regulation, control or remediation under any Environmental Law, including without limitation, crude oil or any fraction thereof, and petroleum products or by-products.
“Intellectual Property Rights” means and includes all past, present, and future rights of the following types, which may exist or be created under the Laws of any jurisdiction in the world: (a) rights associated with works of authorship, including exclusive exploitation rights, copyrights, moral rights, software, databases, and mask works; (b) trademarks, service marks, trade dress, logos, trade names and other source identifiers, domain names and URLs and similar rights and any goodwill associated therewith; (c) rights associated with trade secrets, know how, inventions, invention disclosures, methods, processes, protocols, specifications, techniques and other forms of technology; (d) patents and industrial property rights; (e) other proprietary rights in intellectual property of every kind and nature; (f) rights of privacy and publicity; and (g) all registrations, renewals, extensions, statutory invention registrations, provisionals, continuations, continuations-in-part, provisionals, divisions, or reissues of, and applications for, any of the rights referred to in clauses “(a)” through “(f)” above (whether or not in tangible form and including all tangible embodiments of any of the foregoing, such as samples, studies and summaries), along with all rights to prosecute and perfect the same through administrative prosecution, registration, recordation or other administrative proceeding, and all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing.
“IRS” means the United States Internal Revenue Service.

“Key Employee” means, an employee who is an executive officer of such Party.
“Knowledge” means, with respect to an individual, that such individual is actually aware of the relevant fact or such individual would reasonably be expected to know, or after reasonable due inquiry would learn of, such fact in the ordinary course of the performance of such individual’s responsibilities as an officer, director and/or employee. Any Person that is an Entity shall have Knowledge if any officer or director of such Person as of the date such knowledge is imputed has Knowledge of such fact or other matter.
“Law” means any federal, state, national, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of the NYSE or the Financial Industry Regulatory Authority).
“Legal Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, inquiry, audit, examination or investigation commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Body or any arbitrator or arbitration panel.
“Liability” means any liability, indebtedness, obligation or expense of any kind, whether accrued, absolute, contingent, matured or unmatured (whether or not required to be reflected in the financial statements in accordance with GAAP).
“Merger Sub Board” means the board of directors of Merger Sub.
“NYSE” means the New York Stock Exchange, including the NYSE American or such other New York Stock Exchange market on which shares of Parent Common Stock are then listed.
“NYSE Reverse Split” means a reverse stock split of all outstanding shares of Parent Common Stock at a reverse stock split ratio to be mutually agreed to prior to filing the Proxy Statement by Parent and the Company that is effected by Parent for the purpose of maintaining compliance with NYSE listing standards.
“Ordinary Course of Business” means, in the case of each of the Company and Parent, such actions taken in the ordinary course of its normal operations and consistent with its past practices.
“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of association or incorporation or organization or limited partnership or limited liability company, and any joint venture, limited liability company, operating or partnership agreement and other similar documents adopted or filed in connection with the creation, formation or organization of such Person and (b) all bylaws, regulations and similar documents or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.
“Parent Associate” means any current or former employee, independent contractor, officer or director of Parent.
“Parent Balance Sheet” means the unaudited balance sheet of Parent as of September 30, 2018 (the “Parent Balance Sheet Date”), included in Parent’s Report on Form 10-Q for the quarterly period ended September 30, 2018, as filed with the SEC.
“Parent Board” means the board of directors of Parent.
“Parent Change in Circumstance” means a material development or change in circumstances (other than an Acquisition Proposal) that affects the business, assets or operations of Parent that occurs or arises after the date of this Agreement.
“Parent Closing Price” means the volume weighted average closing trading price of a share of Parent Common Stock on the NYSE for the five trading days ending five trading days immediately prior to the date upon which the Merger becomes effective.
“Parent Common Stock” means the Common Stock, $0.01 par value per share, of Parent.

“Parent Contract” means any Contract: (a) to which Parent or any of its Subsidiaries is a Party; (b) by which Parent or any of its Subsidiaries or any Parent IP or any other asset of Parent or its Subsidiaries is or may become bound or under which Parent or any of its Subsidiaries has, or may become subject to, any obligation; or (c) under which Parent or any of its Subsidiaries has or may acquire any right or interest.
“Parent EIP Amendment” means an amendment to the Parent 2016 Equity Incentive Plan to increase the shares available for issuance thereunder by 13,822,963 shares of Parent Common Stock (the “New Option Pool”), substantially in the form attached hereto as Exhibit F.
“Parent ERISA Affiliate” means any corporation or trade or business (whether or not incorporated) which is (or at any relevant time was) treated with Parent or any of its Subsidiaries as a single employer within the meaning of Section 414 of the Code.
“Parent Fundamental Representations” means the representations and warranties of Parent and Merger Sub set forth in Sections 3.1(a) (Due Organization; Subsidiaries), 3.3 (Authority; Binding Nature of Agreement), 3.4 (Vote Required), 3.6(a), (b) and (c) (Capitalization) and 3.21 (No Financial Advisors).
“Parent IP” means all Intellectual Property Rights that are owned or purported to be owned by Parent or its Subsidiaries.
“Parent Material Adverse Effect” means any Effect that, considered together with all other Effects that have occurred prior to the date of determination of the occurrence of a Parent Material Adverse Effect, has or would reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), assets, liabilities or results of operations of Parent; provided, however, that Effects arising or resulting from the following shall not be taken into account in determining whether there has been a Parent Material Adverse Effect: (a) general business or economic conditions affecting the industry in which Parent operates, (b) acts of war, armed hostilities or terrorism, (c) changes in financial, banking or securities markets, (d) the taking of any action required to be taken by this Agreement, (e) any change in the stock price or trading volume of Parent Common Stock (it being understood, however, that any Effect causing or contributing to any change in stock price or trading volume of Parent Common Stock may be taken into account in determining whether a Parent Material Adverse Effect has occurred, unless such Effects are otherwise excepted from this definition), (f) the failure of Parent to meet analysts’ expectations or projections; (g) any clinical trial programs or studies, including any adverse data, event or outcome arising out of or related to any such programs or studies (h) any change in, or any compliance with or action taken for the purpose of complying with, any Law or GAAP (or interpretations of any Law or GAAP) or (i) resulting from the announcement of this Agreement or the pendency of the Contemplated Transactions except in each case with respect to clauses (a) through (c), to the extent disproportionately affecting Parent relative to other similarly situated companies in the industries in which Parent operates.
“Parent Options” means options or other rights to purchase shares of Parent Common Stock issued by Parent.
“Parent Post-Closing Financing” means an acquisition of Parent Common Stock to be consummated immediately following the Closing pursuant to the Stock Purchase Agreement.
“Parent Stock Plans” means the Targeted Genetics Corporation 2009 Stock Incentive Plan, the Parent 2012 Stock Incentive Plan, the Parent 2013 Stock Incentive Plan and the Parent 2016 Equity Incentive Plan.
“Parent Triggering Event” shall be deemed to have occurred if: (a) Parent shall have failed to include in the Proxy Statement the Parent Board Recommendation or shall have made a Parent Board Adverse Recommendation Change; (b) the Parent Board or any committee thereof shall have publicly approved, endorsed or recommended any Acquisition Proposal; or (c) Parent shall have entered into any letter of intent or similar document or any Contract relating to any Acquisition Proposal (other than a confidentiality agreement permitted pursuant to Section 4.4).
“Parent Warrants” means the warrants to purchase capital stock of the Parent listed on Exhibit G.
“Party” or “Parties” means the Company, Merger Sub and Parent.
“Permitted Alternative Agreement” means a definitive agreement that contemplates or otherwise relates to an Acquisition Transaction that constitutes a Superior Offer.

“Permitted Encumbrance” means: (a) any liens for current Taxes not yet due and payable or for Taxes that are being contested in good faith and for which adequate reserves have been made on the Company Unaudited Interim Balance Sheet or the Parent Balance Sheet, as applicable; (b) minor liens that have arisen in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or its Subsidiary or Parent, as applicable; (c) statutory liens to secure obligations to landlords, lessors or renters under leases or rental agreements; (d) deposits or pledges made in connection with, or to secure payment of, workers’ compensation, unemployment insurance or similar programs mandated by Law; (e) non-exclusive licenses of Intellectual Property Rights granted by the Company or its Subsidiary or Parent, as applicable, in the Ordinary Course of Business and that do not (in any case or in the aggregate) materially detract from the value of the Intellectual Property Rights subject thereto; and (f) statutory liens in favor of carriers, warehousemen, mechanics and materialmen, to secure claims for labor, materials or supplies.
“Person” means any individual, Entity or Governmental Body.
“Proxy Statement” means the proxy statement to be sent to Parent’s stockholders in connection with the Parent Stockholders’ Meeting.
“Reference Date” means January 2, 2019.
“Registered IP” means all Intellectual Property Rights that are registered or issued under the authority of any Governmental Body, including all patents, registered copyrights, registered mask works, and registered trademarks, service marks and trade dress, registered domain names, and all applications for any of the foregoing.
“Representatives” means directors, officers, employees, agents, attorneys, accountants, investment bankers, advisors and representatives.
“Restricted Stock Agreement” means, with respect to any Company RSA granted by the Company, the restricted stock agreement between the Company and the grantee evidencing such Company RSA.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended.
“Subsequent Transaction” means any Acquisition Transaction (with all references to 20% in the definition of Acquisition Transaction being treated as references to 80% for these purposes).
An Entity shall be deemed to be a “Subsidiary” of a Person if such Person directly or indirectly owns or purports to own, beneficially or of record, (a) an amount of voting securities or other interests in such Entity that is sufficient to enable such Person to elect at least a majority of the members of such Entity’s board of directors or other governing body, or (b) at least 50% of the outstanding equity, voting, beneficial or financial interests in such Entity.
“Superior Offer” means an unsolicited bona fide written Acquisition Proposal (with all references to 20% in the definition of Acquisition Transaction being treated as references to greater than 80% for these purposes) that: (a) was not obtained or made as a direct or indirect result of a breach of  (or in violation of) this Agreement; and (b) is on terms and conditions that the Parent Board or the Company Board, as applicable, determines in good faith, based on such matters that it deems relevant (including the likelihood of consummation thereof), as well as any written offer by the other Party to this Agreement to amend the terms of this Agreement, and following consultation with its outside legal counsel and outside financial advisors, if any, are more favorable, from a financial point of view, to Parent’s stockholders or the Company’s stockholders, as applicable, than the terms of the Contemplated Transactions.
“Takeover Statute” means any “fair price,” “moratorium,” “control share acquisition” or other similar anti-takeover Law.

“Tax” means any federal, state, local, foreign or other tax, including any income, capital gain, gross receipts, capital stock, profits, transfer, estimated, registration, stamp, premium, escheat, unclaimed property, customs duty, ad valorem, occupancy, occupation, alternative, add-on, windfall profits, value added, severance, property, business, production, sales, use, license, excise, franchise, employment, payroll, social security, disability, unemployment, workers’ compensation, national health insurance, withholding or other taxes, duties, fees, assessments or governmental charges, surtaxes or deficiencies thereof of any kind whatsoever, however denominated, and including any fine, penalty, addition to tax or interest imposed by a Governmental Body with respect thereto.
“Tax Return” means any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document, and any amendment or supplement to any of the foregoing, filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Law relating to any Tax.
“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.
Each of the following terms is defined in the Section set forth opposite such term:
Term	Section
2006 Company Plan	2.6(c)
2016 Company Plan	2.6(c)
Allocation Certificate	5.17(b)
Anti-Bribery Laws	2.21
Articles of Merger	1.3
Certifications	3.7(a)
Closing	1.3
Closing Date	1.3
Company	Preamble
Company Audited Financial Statements	5.18
Company Benefit Plan	2.17(a)
Company Board Adverse Recommendation Change	5.2(e)
Company Board Recommendation	5.2(e)
Company Budget	4.2(b)(v)
Company Disclosure Schedule	Section 2
Company Financials	2.7(a)
Company In-bound License	2.12(d)
Company Interim Financial Statements	5.18
Company Lock-Up Agreement	Recitals
Company Material Contract or Company Material Contracts	2.13(a)
Company Out-bound License	2.12(d)
Company Permits	2.14(b)
Company Real Estate Leases	2.11
Company Signatories	Recitals
Company Stock Certificate	1.6
Company Stockholder Matters	5.2(a)
Company Stockholder Support Agreement	Recitals
Company Stockholder Written Consent	Recitals
Company Termination Fee	9.3(b)

Term	Section
Continuing Employees	5.6(a)
D&O Indemnified Parties	5.7(a)
Determination Notice	5.3(d)
Dissenting Shares	1.8(a)
Drug Regulatory Agency	2.14(a)
Effective Time	1.3
End Date	9.1(b)
Exchange Agent	1.7(a)
Exchange Fund	1.7(a)
FDA	2.14(a)
FDCA	2.14(a)
HIPAA	2.14(f)
Information Statement	5.2(b)
Intended Tax Treatment	5.11(a)
Investor Agreements	2.21(b)
Investor Questionnaire	Recitals
Merger	Recitals
Merger Consideration	1.5(a)(ii)
Merger Sub	Preamble
Non-Accredited Investors	5.2(b)
NYSE Listing Application	5.10
Other Parent Stockholder Matters	5.3(a)(v)
Other Parent Stockholder Votes	3.4
Parent	Preamble
Parent Benefit Plan	3.17(a)
Parent Board Adverse Recommendation Change	5.3(c)
Parent Board Recommendation	5.3(c)
Parent Budget	4.1(b)(v)
Parent Designees	5.13
Parent Disclosure Schedule	Section 3
Parent In-bound License	3.12(d)
Parent Lock-Up Agreement	Recitals
Parent Material Contract	3.13(n)
Parent Out-bound License	3.12(d)
Parent Outstanding Shares Certificate	5.17(a)
Parent Permits	3.14(b)
Parent Real Estate Leases	3.11
Parent SEC Documents	3.7(a)
Parent Signatories	Recitals
Parent Stockholder Matters	5.3(a)(v)
Parent Stockholder Support Agreement	Recitals
Parent Stockholder Votes	3.4
Parent Stockholders’ Meeting	5.3(a)(v)

Term	Section
Parent Termination Fee	9.3(c)
Post-Closing Plans	5.6(a)
Pre-Closing Period	4.1(a)
Regulation D	Recitals
Required Company Stockholder Votes	2.4
Required Parent Stockholder Votes	3.4
Second Parent Designee	Exhibit E
Sensitive Data	2.12(h)
Stock Purchase Agreement	Recitals
Stockholder Notice	5.2(d)
Surviving Corporation	1.1
WBCA	Recitals

EXHIBIT E
Officers
Name	Title
Todd Patrick	Chief Executive Officer
Brian Varnum	President & Chief Development Officer
Steve Martin	Chief Financial Officer
Duane Morris	Vice President of Operations
David Goesling	Vice President of Accounting and Administration
Board Designees — Company
Todd Patrick (Class III)
Rich Bastiani (Class III)
H. Stewart Parker (Class II)
[reserved] (Class I)
[reserved] (Class II*)
Board Designees — Parent
Jeremy Curnock Cook (Class III)
[reserved] (either Class I or Class II) (the “Second Parent Designee”)

*
Or, if the Second Parent Designee is a Class II director, Class I.

FIRST AMENDMENT
TO
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
This First Amendment to Agreement and Plan of Merger and Reorganization (this “Amendment”), dated as of March 25, 2019, is entered into by and between by and among AmpliPhi Biosciences Corporation, a Washington corporation, Ceres Merger Sub, Inc., a Washington corporation, and C3J Therapeutics, Inc., a Washington corporation. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).
RECITALS
WHEREAS, the parties hereto entered into that certain Agreement and Plan of Merger and Reorganization, dated as of January 3, 2019 (as amended hereby, the “Merger Agreement”); and
WHEREAS, the parties hereto desire to amend the Merger Agreement as set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
AGREEMENT
1. Amendment to Merger Agreement.
a. Section 9.1(b) of the Merger Agreement is hereby amended and restated in its entirety to read as follows:
“by either Parent or the Company if the Contemplated Transactions shall not have been consummated by June 1, 2019 (subject to possible extension as provided in this Section 9.1(b), the “End Date”); provided, however, that the right to terminate this Agreement under this Section 9.1(b) shall not be available to the Company, on the one hand, or to Parent, on the other hand, if such Party’s action or failure to act has been a principal cause of the failure of the Contemplated Transactions to occur on or before the End Date and such action or failure to act constitutes a breach of this Agreement; provided, further, however, that, in the event that a request for additional information has been made by any Governmental Body (including, via a comment letter or other communication from the SEC), then either the Company or Parent shall be entitled to extend the End Date for an additional 30 calendar days by written notice to the other the Party;”
2. Effect of Amendment.   Pursuant to Section 10.2 of the Merger Agreement, the Merger Agreement not be amended except by an instrument in writing signed on behalf of each of the Company, Merger Sub and Parent. The Merger Agreement is amended by this Amendment only as specifically provided herein, and the Merger Agreement, as so amended, shall continue in full force and effect. Each reference in the Merger Agreement to “this Agreement”, “herein,” “hereof,” “hereunder” or words of similar import shall hereafter be deemed to refer to the Merger Agreement as amended hereby (except that references in the Merger Agreement to the “date hereof” or “date of this Agreement” or words of similar import shall continue to mean January 3, 2019). References to the Merger Agreement in this Amendment and in any ancillary agreements or documents delivered in connection with the Merger Agreement or contemplated thereby, shall refer to the Merger Agreement as amended hereby.
3. Authorization and Validity.   Each party to this Amendment hereby represents and warrants to the other party hereto that: (a) such party has the requisite power and authority to execute and deliver this Amendment, to perform their obligations hereunder and to consummate the transactions contemplated hereby, (b) the execution and delivery of this Amendment has been duly and validly authorized by all necessary action of such party, and (c) this Amendment will be duly executed and delivered by such party and, assuming due execution and delivery by each of the other parties hereto, constitutes the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether considered in a proceeding in equity or at law).
4. Miscellaneous.   Sections 10.2, 10.4, 10.5, 10.7 through 10.13 of the Merger Agreement shall apply mutatis mutandis to this Amendment.
* * *

IN WITNESS WHEREOF, each party has caused this Amendment to be duly executed on its behalf by its duly authorized officer, as of the date first written above.
AMPLIPHI BIOSCIENCES CORPORATION
By:
/s/ Paul C. Grint

Name: Paul C. Grint, M.D.
Title: Chief Executive Officer
CERES MERGER SUB, INC.
By:
/s/ Steve R. Martin

Name: Steve R. Martin
Title: Director
C3J THERAPEUTICS, INC.
By:
/s/ Todd R. Patrick

Name: Todd R. Patrick
Title: Chief Executive Officer

Appendix B
THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR UNDER ANY STATE SECURITIES LAWS (“BLUE SKY LAWS”), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE
SHARE PURCHASE AGREEMENT
THIS SHARE PURCHASE AGREEMENT (this “Agreement”) has been entered into as of February [   ], 2019 (the “Effective Date”), by and among AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), C3J Therapeutics, Inc., a Washington corporation (“Ceres”), and the individuals and/or entities listed on Exhibit A attached hereto (each, an “Investor” and collectively, the “Investors”).
RECITALS
A. Reference is made to that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of the Effective Date, by and among the Company, and Ceres Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Ceres, pursuant to which, at the Effective Time (as defined below), Merger Sub will be merged with and into Ceres with Ceres remaining as the surviving entity and as a wholly owned subsidiary of the Company (the “Merger”). Terms used herein but not otherwise defined will have the meanings set forth in the Merger Agreement.
B. Each Investor desires to purchase from the Company, and the Company desires to sell to each Investor, that number of shares of the Company’s Common Stock (“Company Common Stock”) equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto divided by the Per Share Price (as defined below), rounded down to the nearest whole share, in each case pursuant to the terms and conditions of this Agreement.
1. Purchase and Sale of the Shares by the Company.
a. Sale and Issuance of the Shares.   Subject to the terms and conditions of this Agreement, at the Closing (as defined below) each Investor shall purchase, and the Company shall sell and issue to each Investor, that number of shares of Company Common Stock equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto, divided by the Per Share Price, rounded down to the nearest whole share. The shares of Company Common Stock to be purchased by an Investor hereunder are referred to herein as such Investor’s “Shares”.
b. Per Share Price.   The “Per Share Price” shall be the amount equal to (i) $40,000,000, divided by (ii) the total number of shares of the Company Common Stock outstanding on a fully diluted, as-converted basis, assuming the conversion, exercise or settlement of all outstanding options, warrants, and restricted stock units as of immediately after the effective time of the Merger (the “Effective Time”), but excluding (A) any Shares issuable pursuant to this Agreement and (B) any shares of Company Common Stock reserved for issuance under any equity incentive plan, stock option plan or similar arrangement but for which awards have not yet been granted as of the Effective Time and any shares of Company Common Stock issuable in connection with out-of-the-money options and out-of-the-money warrants.
c. Closing, Payment and Delivery of the Shares.   Subject to fulfillment of the conditions set forth in Section 6 below, the consummation of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, CA 92121 (or remotely via the exchange of documents and signatures) on the day of, but immediately following, the Effective Time. Immediately after the Effective Time, each Investor shall purchase such Investor’s Shares by making payment to the Company and/or the Company’s designee by wire transfer of immediately available funds of the amount equal to the aggregate purchase price set forth opposite such Investor’s name on Exhibit A hereto (such Investor’s “Purchase Price”) in accordance with the letter of direction delivered by the Company to the Investors in the form set forth in Exhibit B hereto.
d. Required Information.   Each Investor shall provide any information as may be reasonably requested by the Company or Ceres to issue the Shares.
e. Termination.   This Agreement shall automatically terminate upon the termination of the Merger Agreement prior to the Effective Time in accordance with its terms.
f. Delivery of Shares.   At the Closing, the Company shall deliver to each Investor a copy of the irrevocable instructions to Computershare Inc., the current transfer agent of the Company, with a mailing address of 8742 Lucent Blvd., Suite 225, Highlands Ranch, CO 80129 (the “Transfer Agent”), instructing the Transfer Agent to deliver evidence of a book entry position evidencing the Shares purchased by such Investor hereunder (or, if requested by such Investor, a physical stock certificate representing the Shares purchased by such Investor).
2. Company’s Representations and Warranties.   The Company hereby represents and warrants to the Investors and Ceres as of the Effective Date and as of the Closing as follows, subject to the exceptions as are disclosed prior to the Effective Date in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a), 14 or 15(d) thereof  (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the Effective Date shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the Effective Date:
a. Organization, Good Standing and Qualification.   The Company is a corporation duly organized and validly existing under the laws of the State of Washington. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.
b. Authorization; Binding Obligations.   All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and the sale of the Shares, the performance of all obligations of the Company hereunder at the Closing, and the sale, issuance and delivery of the Shares pursuant hereto has been taken or will be taken prior to the Closing.
c. No Conflict.   Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the articles of incorporation or bylaws (or other charter documents) of the Company, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject.
d. SEC Reports; Financial Statements.   The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2017 on a timely basis. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act (as the case may be), including in each case, the rules and regulations promulgated thereunder, and none of the SEC Reports at the time they were filed, or if amended or superseded by a filing prior to the date of this Agreement, on the date of the last such amendment or superseding filing prior to the date of this Agreement, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The certifications and statements required by (i) Rule 13a-14 under the Exchange Act and (ii) 18 U.S.C. §1350 (Section 906 of the Sarbanes-Oxley Act) relating to the SEC Reports (collectively, the “Certifications”) are accurate and complete and comply as to form and content with all applicable laws, and no current or former executive officer of the Company has failed to make the Certifications required of him or her. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
e. Capitalization.   As of the Effective Date, except as set forth on Schedule 2(e)(i) hereto, under the heading “Effective Date Company Capitalization,” the authorized capital stock of the Company and the issued and outstanding securities of the Company, including any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company, are set forth in Section 3.6 of the Merger Agreement. All of the outstanding shares of Company Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. Based on and subject to the consummation of the Closing and the purchase of Shares by each of the Investors as contemplated herein, Schedule 2(e)(ii) hereto, under the heading “Closing Date Company Capitalization,” sets forth the capitalization of the Company immediately following the Closing, including Company Common Stock and any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of the Company.
f. Absence of Litigation.   As of the Effective Date, neither the Company nor any of its directors is engaged in any material litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body that, in each case, is required to be disclosed in the SEC Reports and is not so disclosed. As of the Effective Date, no such material proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company.
g. Intellectual Property.   The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect on the Company or its business (collectively, the “Intellectual Property Rights”). To the knowledge of the Company, all material Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any material Intellectual Property Rights.
h. Valid Issuance.   The Shares, when issued and paid for pursuant to this Agreement, will be duly and validly issued, fully paid and non-assessable and will be free of restrictions on transfer other than restrictions on transfer contemplated by this Agreement and under applicable state and federal securities laws.
i. Absence of Undisclosed Liabilities.   As of the date hereof, the Company does not have any Liability of a type required to be recorded or reflected on a balance sheet or disclosed in the footnotes thereto under GAAP, except for: (a) Liabilities disclosed, reflected or reserved against in the Parent Balance Sheet; (b) Liabilities that have been incurred by the Company since the date of the Parent

Balance Sheet in the Ordinary Course of Business; (c) Liabilities for performance of obligations of the Company under Parent Contracts; (d) Liabilities incurred in connection with the Contemplated Transactions; (e) Liabilities which would not, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect; and (f) Liabilities described in Section 3.9 of the Parent Disclosure Schedule to the Merger Agreement.
j. Affiliate Status.   As of immediately following the Closing, based on the facts and circumstances known to the Company as of the Effective Date and assuming no change to such facts or circumstances following the Effective Date, the Company acknowledges and agrees that it would not consider any of the Investors to be an affiliate of the Company under the Securities Act or the Exchange Act.
3. Investor Representations and Warranties.   Each Investor, severally and not jointly, represents and warrants (solely as to itself) to the Company and Ceres that:
a. Requisite Power and Authority.   Such Investor has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on such Investor’s part required for the lawful execution and delivery of this Agreement has been or will be taken prior to the Closing.
b. No Conflict, Breach, Violation or Default.   The execution, delivery and performance of this Agreement by such Investor will not (i) conflict with or result in a material breach or material violation of  (a) any of the terms and provisions of, or constitute a material default under, its organizational documents, as in effect as of immediately prior to the Closing, or (b) any law or order of any governmental agency or body or any court, domestic or foreign, in each case having jurisdiction over such Investor or any of its assets or properties, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien, encumbrance or other adverse claim upon any of the properties or assets of such Investor or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, indenture or instrument to which such Investor is a party; except in the case of clauses (i)(b) and (ii) such as would not have a material adverse effect on the ability of such Investor to perform its obligations hereunder.
c. Investment Intent.   The Shares being acquired by such Investor are being acquired for investment for such Investor’s accounts, and not with a view to, or for resale in connection with, any distribution thereof in the United States, and such Investor has no present intention of selling or distributing any Shares in the United States. Such Investor understands that such Investor’s Shares have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment as expressed herein. For the avoidance of doubt, this Section 3(c) is not intended to restrict such Investor’s ability to transfer its Shares outside the United States pursuant to Regulation S promulgated under the Securities Act.
d. Access to Data.   Each such Investor has had an opportunity to discuss the Company’s and Ceres’s business, management and financial affairs with the their respective management teams and to obtain any additional information which such Investor has deemed necessary or appropriate for deciding whether or not to purchase its Shares. Each of such Investor acknowledges that no representations or warranties, oral or written, have been made by the Company, Ceres or any agent thereof with respect to the matters set forth herein except as set forth in this Agreement. Each of such Investor acknowledges that it has had an opportunity to review the SEC Reports and has received (and has an opportunity to review) the Merger Agreement.
e. No Fairness Determination.   Such Investor is aware that no federal, state or other agency has made any finding or determination as to the fairness of the investment, nor made any recommendation or endorsement of such Investor’s Shares.

f. Knowledge And Experience.   Such Investor has such knowledge and experience in financial and business matters, including investments in companies that are similar to the Company and Ceres, that such entity or individual is capable of evaluating the merits and risks of the investment in the Shares and it is able to bear the economic risk of such investment. Such Investor is an “accredited” investor as that term is defined under Regulation D promulgated under the Securities Act, and as set forth on Exhibit C attached hereto. Further, such Investor has such knowledge and experience in financial and business matters such that it is capable of utilizing the information made available in connection with the offering of the Shares, of evaluating the merits and risks of an investment in the Shares and of making an informed investment decision with respect to the Shares. Neither such Investor, nor any person or entity with whom such Investor will share beneficial ownership of the Shares, is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.
g. General Solicitation.   Such Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
h. Residence.   Such Investor’s principal place of business or residence is and its investment decisions are made in the jurisdiction identified in the address or other jurisdiction set forth on the signature page.
i. Beneficial Ownership.   Except as otherwise disclosed to the Company and Ceres prior to the Effective Date, as of the Effective Date such Investor does not beneficially own any voting capital stock, or instruments exercisable or exchange for voting capital stock, of the Company or Ceres.
j. No Illegal Transactions.   Each Investor has not, directly or indirectly, and no person acting on behalf of or pursuant to any understanding with it has, disclosed to a third party any information regarding the transactions contemplated by this Agreement or the Merger Agreement or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that Investor was first contacted by either the Company, Ceres or any other person regarding the transactions contemplated by this Agreement or the Merger Agreement or an investment in the Company Common Stock. Each Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the transactions contemplated by this Agreement or the Merger Agreement or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement and the Merger Agreement are publicly disclosed by the Company. Each Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will deliver the Shares to close out or repay the borrow associated with any Short Sale executed by it, except in compliance with applicable law. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this paragraph, subject to such Investor’s compliance with its obligations under the U.S. federal securities laws and such Investor’s respective internal policies, (a) “Investor” shall not be deemed to include any employees, subsidiaries or affiliates of such Investor that are effectively walled off by appropriate “Chinese Wall” information barriers approved by such Investor’s respective legal or compliance department (and thus have not been privy to any information concerning the transactions contemplated by this Agreement or the Merger Agreement), and (b) the foregoing representations and covenants of this paragraph shall not apply to any transaction by or on behalf of Investor that was effected without the advice or participation of, or such Investor’s receipt of information regarding the transactions contemplated by this Agreement or the Merger Agreement.

k. Restricted Securities.   Each Investor understands that the Shares are characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the Securities Act and applicable regulations thereunder such securities may be resold without registration under the Securities Act only in certain limited circumstances. Each Investor represents that such Investor is familiar with Rule 144 of the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each Investor understands that the certificates evidencing the Shares may bear one or all of the legends set forth under Section 5(a) (or substantially similar legends):
l. No Brokers.   The Investor has not incurred, and will not incur in connection with the purchase of the Shares, any brokerage or finders’ fees, or agents’ commissions or similar liabilities.
4. Ceres Representations and Warranties.   Ceres hereby represents and warrants to the Investors as of the Effective Date and as of the Closing as follows:
a. Organization, Good Standing and Qualification.   Ceres is a corporation duly organized and validly existing under the laws of the State of Washington. Ceres has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to carry on its business as presently conducted and, upon the requisite approval of Ceres’s stockholders of the Merger and the transactions contemplated herein, to carry out the provisions of this Agreement. Ceres is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on Ceres or its business.
b. Authorization; Binding Obligations.   All corporate action on the part of Ceres, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of Ceres hereunder has been taken or will be taken as of immediately prior to the Effective Time.
c. No Conflict.   Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which Ceres is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws (or other charter documents) of Ceres, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which Ceres is subject.
d. Capitalization.   As of the Effective Date, the authorized capital stock of Ceres and the issued and outstanding securities of Ceres, including any subscriptions, options, calls, warrants or rights (whether or not currently exercisable) to acquire any shares of the capital stock or other securities of Ceres, are set forth in Section 2.6 of the Merger Agreement, except as set forth on Schedule 4(d) hereto delivered on the Effective Date under the heading “Effective Date Ceres Capitalization”. All of the outstanding shares of common stock of Ceres have been duly authorized and validly issued, and are fully paid and nonassessable.
e. Absence of Litigation.   As of the Effective Date, neither Ceres nor any of its directors is engaged in any material litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body. As of the Effective Date, no such material proceedings, investigation or inquiry are pending or, to Ceres’s knowledge, threatened against Ceres.
f. Intellectual Property.   Ceres has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect on Ceres or its business (collectively, the “Ceres Intellectual Property Rights”). To Ceres’s knowledge, all material Ceres Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any material Ceres Intellectual Property Rights.

5. Restrictions on Transfer.
a. Each instrument evidencing the Shares which may be purchased or acquired hereunder and any other securities issued upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event (unless no longer required in the opinion of the counsel for the Company or Ceres, as applicable) shall be imprinted with a legend substantially in the following form:
THIS SECURITY HAS NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS PURSUANT TO EXEMPTIONS IN THE VARIOUS JURISDICTIONS WHERE THEY ARE BEING SOLD.
b. Any certificate or book-entry evidence of the Shares shall not contain any legend (including the legend set forth in Section 5(a) above), (i) while a registration statement covering the resale of such Shares is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and without volume or manner-of-sale restrictions, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the effective date of any registration statement if required by the Transfer Agent to effect the removal of the legend hereunder.
c. At the Closing, each Investor and the Company will enter into the Registration Rights Agreement in the form attached as Exhibit D to hereto (the “Registration Rights Agreement”).
6. Conditions to Closing.
a. The obligation of the Investors to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by an Investor as to its obligation to consummate the transaction so contemplated:
i. Performance.   The Company and Ceres shall have performed in all material respects all obligations, covenants and agreements herein required to be performed by the Company and Ceres on or prior to the Closing.
ii. Authorization of Issuance.   The Company’s board of directors shall have authorized the issuance and sale of the Shares to the Investors pursuant to this Agreement.
iii. Consents and Approvals.   The Company and Ceres shall have obtained any and all (A) governmental or regulatory consents, approvals or authorizations and (B) shareholder approvals, in each case as required in connection with the obligations to be performed by the Company and Ceres on or prior to the Closing, including under the rules and regulations of NYSE American or such other New York Stock Exchange market on which shares of the Company are then listed.
iv. Consummation of Merger.   The Merger shall have been consummated such that the Effective Time shall have occurred.

v. Representations and Warranties; Disclosure Schedules.   The representations and warranties of the Company and Ceres contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company and Ceres contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date. The Company may deliver to the Investors and Ceres an updated Schedule 2(e)(ii) at any time, or from time to time, prior to the Closing in order to update the information therein, provided that such updated Schedule 2(e)(ii) may only reflect the following changes: (i) any exercise after the date hereof of any Parent Options that are outstanding as of the date hereof, (ii) any forfeiture after the date hereof of any awards granted pursuant to the Parent Stock Plans that are outstanding as of the date hereof or (iii) any exercise after the date hereof of any Parent Warrants outstanding as of the date hereof.
vi. Registration Rights Agreement.   The Registration Rights Agreement shall have been duly executed by the Company and delivered to such Investor.
b. The obligations of the Company and Ceres to each Investor to consummate the transactions contemplated herein at the Closing are subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Company and Ceres as to their respective obligations to consummate the transaction so contemplated:
i. Performance.   Such Investor shall have performed in all material respects all obligations, covenants and agreements herein required to be performed by such Investor on or prior to the Closing.
ii. Representations and Warranties.   The representations and warranties of such Investor contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of such Investor contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.
iii. Merger.   The Merger shall have been consummated such that the Effective Time will have occurred.
7. Reliance.   Each Investor hereby acknowledges that the Company and Ceres are relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with U.S. federal and state securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing with respect to an Investor, such Investor shall so notify the Company (and, if such notice is given prior to the Effective Time, Ceres) in writing immediately.
8. Miscellaneous.
a. Survival.   The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of one year.
b. Successors and Assigns.   Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Nothing set forth in this Agreement shall be construed to confer upon or give to any person (including any direct or indirect creditors) any rights or remedies under or by reason of this Agreement or to confer upon or give to any person any rights or remedies against any person other than the undersigned under or by reason of this Agreement. The exercise of any right to enforce this Agreement does not in itself give rise to any other rights or remedies, monetary or otherwise. Neither the rights nor the obligations of an Investor, the Company or Ceres under this Agreement may be assigned or delegated, in whole or in part, directly or indirectly, by operation of law or otherwise, without the prior written consent of the Investors purchasing a majority of the Shares (“Majority Investors”), the Company and Ceres; provided, however, that the obligations of an Investor under this Agreement may be assigned by such Investor to one or more of its Affiliates that agree to assume such Investor’s obligations hereunder, provided that such Investor shall remain obligated to perform its obligations hereunder to the extent not performed by such Affiliate(s).
c. Entire Agreement.   This Agreement and the Exhibits and Schedules attached hereto (and, as between the Company and Ceres, the Merger Agreement) constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company, Ceres and the Majority Investors.
d. Title and Subtitles.   The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
e. Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
f. Governing Law; Jurisdiction; Waiver of Jury Trial.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the King County West Division of the State of Washington or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Washington or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Washington; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 8(f); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.
g. Venue.   Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the Court of Chancery of the State of Washington or, if jurisdiction over the matter is vested exclusively in the federal courts, the United States District Court for the District of Washington.
h. Authority; Signatories.   The individual executing and delivering this Agreement on behalf of each Investor has been duly authorized and is duly qualified to execute and deliver this Agreement in connection with the Shares and the signature of such individual is binding upon such Investor.
i. Notices.   All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed properly delivered, given and received: (a) if delivered by hand, when delivered; (b) if sent on a Business Day (as defined below) by email before 11:59 p.m. (recipient’s time), when transmitted; (c) if sent by email on a day other than a Business Day, or if sent by email after 11:59 p.m. (recipient’s time), on the Business Day following the date when transmitted; (d) if sent by registered, certified or first class mail, the third Business Day after being sent; and (e) if sent by overnight delivery via a national courier service, one Business Day after being sent, in each case to the address set forth on the signature page hereof for each Investor and with respect to the Company and

Ceres at their respective principal places of business (or to such other address as such party shall have specified in a written notice given to the other parties hereto). For the purposes of this Agreement, “Business Day” means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to remain closed for the entirety of such day.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.
INVESTOR:
By:
(Signature)
Name:
Title:
Address:

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.
THE COMPANY
AmpliPhi Biosciences Corporation
By:
Name:	Steve Martin
Title:	Chief Financial Officer
Address:
3579 Valley Centre Drive, Suite 100
San Diego, CA 92130
Attn: Steve Martin

IN WITNESS WHEREOF, the parties hereto have executed this Share Purchase Agreement effective as of the day and year first set forth above.
CERES
C3J Therapeutics, Inc.
By:
Name:
Title:
Address:

Attn:

Schedule 2(e)(i)
Effective Date Company Capitalization
No changes.

Schedule 2(e)(ii)
Closing Date Company Capitalization
The following pro forma capitalization table is based on the respective capitalizations of the Company and Ceres and gives pro forma effect to the issuance of shares of Company Common Stock at the Effective Time and the issuance of the Shares pursuant to this Agreement immediately following the Effective Time (assuming that all Investors purchase Shares at the Closing as set forth on Exhibit A to this Agreement).
Entity	Current Shares OS	Shares OS after Merger Exchange Ratio	New Investment at Merger	Additional Shares	Total Pro Forma Common Shares	% of OS Common	Stock Options OS	Warrants OS	Total Fully Diluted	% of Fully Diluted
Delta Dental of Wisconsin	22,542,995(1)	15,537,697	$5,000,000	13,938,897	29,476,594	21.2%			29,476,594	17.4%
Delta Dental of California	14,027,110	9,668,147	$1,500,000	4,181,669	13,849,816	9.9%			13,849,816	8.2%
Delta Dental of South Dakota	3,869,251	2,666,871	$3,500,000	9,757,228	12,424,099	8.9%			12,424,099	7.3%
All other C3J investors	64,360,762	44,360,478			44,360,478	31.8%	2,766,675	—	47,127,153	27.9%
Restricted Stock Awards (RSA’s)	8,450,712	5,824,630			5,824,630	4.2%			5,824,630	3.4%
Subtotal	113,250,830	78,057,823		27,877,794	105,935,617	76.0%	2,766,675	—	108,702,292	64.3%
All AmpliPhi Investors	33,453,353	33,453,353		—	33,453,353	24.0%	1,150,065	25,801,841	60,405,259	35.7%
Total	146,704,184	111,511,176	$10,000,000	27,877,794	139,388,970	100%	3,916,740	25,801,841	169,107,551	100%

(1)
This number includes 9,703,704 shares held by Wyssta Investments, Inc., a wholly owned subsidiary of Delta Dental of Wisconsin.

Assumes a 70/30 split (using treasury stock method) and valuations of  $28M and $12M for C3J and AmpliPhi, respectively
Note — C3J RSA’s are currently unvested but will begin to vest upon the Merger closing

Schedule 4(d)
Effective Date Ceres Capitalization
No changes.

Exhibit A
SCHEDULE OF INVESTORS
Name	Aggregate Purchase Price
Delta Dental of Wisconsin	$5,000,000
Delta Dental of South Dakota	$3,500,000
Delta Dental of California	$1,500,000
Total:	$10,000,000

Exhibit B
Form of Letter of Direction
Dated: [           ]
[INVESTOR]

Ladies and Gentlemen:
Reference is hereby made to (1) that certain Share Purchase Agreement (the “Share Purchase Agreement”), dated as of February [   ], 2019, by and among AmpliPhi Biosciences Corporation, a Washington corporation (the “Company”), C3J Therapeutics, Inc., a Washington corporation (“Ceres”), and the individuals and/or entities listed on Exhibit A attached thereto, and (2) that certain Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among the Company, Ceres Merger Sub, Inc., a Washington corporation and wholly owned subsidiary of the Company, and Ceres. Terms not otherwise defined, will have the meanings set forth in the Share Purchase Agreement.
Pursuant to the terms of the Share Purchase Agreement, you will purchase or cause to be purchased the Shares immediately following the Effective Time (as defined in the Merger Agreement) in exchange for the payment of immediately available funds in the amount set forth opposite your name on Exhibit A of the Share Purchase Agreement (the “Purchase Price”) to the Company.
The Company hereby irrevocably authorizes and directs you to disburse or cause to be disbursed the Purchase Price directly to the Company pursuant to the following wire transfer instructions:
[COMPANY WIRE INSTRUCTIONS]
This Letter of Direction shall be governed by and construed in accordance with laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles or conflicts of law thereof.
[Signature Page Follows]

Very truly yours,
[COMPANY]
By:
Name:
Title:

Exhibit C
Investor is an “accredited investor” as that term is defined in Regulation D promulgated by the Securities and Exchange Commission. The term “Accredited Investor” under Regulation D refers to:
•
A person or entity who is a director or executive officer of the Company;

•
Any bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Exchange Act; any insurance company as defined in Section 2(a)(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Securities Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of  $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of  $5,000,000 or, if a self-directed plan, with investment decision made solely by persons that are accredited investors;

•
Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

•
Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of  $5,000,000;

•
Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of his or her principal residence);

•
Any natural person who had an individual income in excess of  $200,000 during each of the two most recent years or joint income with that person’s spouse in excess of  $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

•
Any trust, with total assets in excess of  $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

•
Any entity in which all of the equity owners are accredited investors.

As used in this Exhibit C, the term “net worth” means the excess of total assets over total liabilities excluding any primary residence. As used in this Exhibit C, “income” means actual economic income, which may differ from adjusted gross income for income tax purposes. Accordingly, the undersigned should consider whether it should add any or all of the following items to its adjusted gross income for income tax purposes in order to reflect more accurately its actual economic income: any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan, and alimony payments.

EXHIBIT D
Armata Pharmaceuticals, Inc.
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made and entered into as of  [           ], 2019, by and among Armata Pharmaceuticals, Inc., a Washington corporation (the “Company”), and the other parties hereto (each, a “Holder” and collectively, the “Holders”). The Company and the Holders are referred to collectively herein as the “Parties.”
In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:
1. Definitions.   As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:
“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made; provided, that for purposes of this Agreement, no Holder shall be deemed an Affiliate of the Company or any of its Subsidiaries. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.
“Agreement” has the meaning set forth in the preamble.
“Approved Transferee” means any Affiliate of any Holder who acquires Registrable Securities from such Holder.
“Board” means the board of directors of the Company.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to remain closed for the entirety of such day in New York, New York.
“Chosen Courts” has the meaning set forth in Section 7(d).
“Close of Business” means 5:00 p.m. Eastern Time.
“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.
“Company” has the meaning set forth in the preamble.
“Company Common Stock” means the shares of common stock, par value $0.01 per share, of the Company.
“Company Indemnified Persons” has the meaning set forth in Section 5(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FINRA” means the Financial Industry Regulatory Authority.
“Form S-1 Shelf” has the meaning set forth in Section 2(a).
“Form S-3 Shelf” has the meaning set forth in Section 2(a).
“Holder” has the meaning set forth in the preamble. A Person shall cease to be a Holder hereunder at such time as it ceases to hold any Registrable Securities.
“Holder Indemnified Persons” has the meaning set forth in Section 5(b).
“Holders of a Majority of Included Registrable Securities” means Holders of a majority of the Registrable Securities included in the Registration Statement.

“Indemnified Persons” has the meaning set forth in Section 5(b).
“Losses” has the meaning set forth in Section 5(a).
“Merger Agreement” means the Agreement and Plan of Merger and Reorganization, dated as of January 3, 2019, by and among AmpliPhi Biosciences Corporation, Ceres Merger Sub, Inc., a Washington corporation, and C3J Therapeutics, Inc., a Washington corporation.
“Merger Effective Time” means the Effective Time as defined in the Merger Agreement.
“Parties” has the meaning set forth in the preamble.
“Person” means any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.
“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.
“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Registrable Securities” means (a) any Company Common Stock originally issued to the Holder pursuant to the Share Purchase Agreement, (b) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock described in clause (a), whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise and (c) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a) and (b) above, in each case that are held by the Holders and their Affiliates or any transferee or assignee of any Holder or its Affiliates, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding, or (iv) such securities have become eligible for sale by the applicable Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale and all restrictive legends and stop transfer instructions have been removed with respect to all book entries representing the applicable Registrable Securities.
“Registration Expenses” means all expenses incurred by the Company in complying with Section 2.1 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).
“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Related Person” has the meaning set forth in Section 7(m).
“Representatives” of a Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its affiliates or wholly owned subsidiaries.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 145” means Rule 145 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 433” means Rule 433 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.
“Securities Act” means the Securities Act of 1933, as amended.
“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of a Holder not included within the definition of Registration Expenses.
“Share Purchase Agreement” means that certain Share Purchase Agreement, dated [DATE], by and among AmpliPhi Biosciences Corporation, C3J Therapeutics, Inc. and the other individuals and/or entities listed on Exhibit A thereto.
“Shelf Period” has the meaning set forth in Section 2(a).
“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).
“Shelf Registration Statement” has the meaning set forth in Section 2(a).
“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.
“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.
Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of  “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.
2. Registration.
(a) Shelf Registration.   No later than sixty (60) days after the Merger Effective Time, the Company shall file a Registration Statement for a Shelf Registration covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders of a majority of the Registrable Securities may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of all of the Registrable Securities held by the Holders (the “Form S-3 Shelf”), or if the Company is not a Seasoned Issuer at the time of filing, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (the “Form S-1 Shelf” and, together with the Form S-3 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall use its commercially reasonable efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifteenth (15th) day following the filing of the Shelf Registration Statement in the event of no “review” by the Commission, (y) no later than the sixtieth (60th) day following the filing of the Shelf Registration Statement in the event of  “limited review” by the Commission, or (z) in the event of a “review” by the Commission, the one hundred and twentieth (120th) day following the filing of the Shelf Registration Statement (the number of days in (x), (y) and (z) each being a “Review Period,” depending on the nature of the Commission’s review, and provided, for any days during the period following the initial filing of the Shelf Registration Statement and prior to the effectiveness of the Shelf Registration Statement, the Commission is unable to review or declare effective registration statements filed with the Commission due to a shutdown or partial shutdown of the U.S. Government (such days, “Tolled Days”), the applicable number of days in such Review Period shall be extended by the number of Tolled Days), and shall use its commercially reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including (the period during which the Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify the Holders named in the Shelf Registration Statement via facsimile or by e-mail of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within twenty-four (24) hours, after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform each of the Holders thereof, (B) use its reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). Notwithstanding any other provision of this Agreement, if the Commission limits the number of Registrable Securities permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), any required cutback of Registrable Securities shall be applied to the Holders pro rata in accordance with the number of such Registrable Securities sought to be included in such Registration Statement by reference to the amount of Registrable Securities purchased by such Holder pursuant to the Share Purchase Agreement as set forth opposite such Holder’s name on Exhibit A thereto (and in the case of a subsequent transfer, the initial Holder’s transferee) relative to the aggregate amount of all Registrable Securities.
(b) Suspension Period.   Notwithstanding any other provision of this Section 2, the Company shall have the right, but not the obligation, to defer the filing of  (but not the preparation of), or suspend the use by the Holders of, any Registration Statement for a period of up to sixty (60) days (unless a longer period is consented to by Holders of a Majority of Included Registrable Securities)(i) upon issuance by the Commission of a stop order suspending the effectiveness of such Registration Statement with respect to Registrable Securities or the initiation of proceedings with respect to such Registration Statement under Section 9(d) or 8(e) of the Securities Act; (ii) if the Company believes in good faith that any such registration or offering (x) should not be undertaken because it would reasonably be expected to materially interfere with any material corporate development or plan of the Company or (y) would require the Company (after consultation with external legal counsel), under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time and the Company believes in good faith that such disclosures at that time would not be in the Company’s best interests; provided that this exception (y) shall continue to apply only during the time that such material nonpublic information has not been disclosed and remains material; (iii) if the Company elects at such time to offer Company Common Stock or other equity securities of the Company to (x) fund a merger, third-party tender offer or other business combination, acquisition of assets or similar transaction or (y) meet rating agency and other capital funding requirements; or (iv) if the Company is pursuing a primary underwritten offering of Company Common Stock pursuant to a registration statement (any such period, a “Suspension Period”); provided, that in no event shall the Company declare a Suspension Period more than three times in any twelve (12) month period. The Company shall (i) give prompt written notice to the Holders of its declaration of a Suspension Period and of the expiration or termination of the relevant Suspension Period and (ii) promptly resume the process of filing or requesting for effectiveness, or update the suspended Registration Statement, as the case may be, as may be necessary to permit the Holders to offer and sell their Registrable Securities in accordance with applicable law.
(c) Required Information.   The Company may require each Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the intended method of distribution of such securities and such other information relating to such Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration) and the Company may exclude from such registration or sale the Registrable Securities of any such Holder who fails to furnish such information within a reasonable time after receiving such request. Each Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.
(d) Cessation of Registration Rights.   All registration rights granted under this Section 2 shall continue to be applicable with respect to any Holder until such Holder no longer holds any Registrable Securities.
3. Registration Procedures.   The procedures to be followed by the Company and each participating Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and such Holders with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:
(a) The Company will (i) prepare and file a Registration Statement with the Commission (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), (iii) use its commercially reasonable efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of a Holder to the Company specifically for inclusion in (including by incorporation by reference) any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three (3) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), furnish to such Holders and such Holders’ counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holders available for discussion of such documents, (2) use its commercially reasonable efforts to address in each such document prior to being so filed with the Commission such comments as each such Holder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Holders and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding a participating Holder to which such participating Holder objects, unless such information is required by applicable law or regulation.
(b) The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by any Holder of Registrable Securities covered by such Registration Statement necessary to permit such Holder to sell in accordance with its intended method of distribution or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, and (iv) as promptly as reasonably practicable, provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to such Holders of material non-public information concerning the Company that is not already in the possession of such Holder.
(c) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.
(d) The Company will notify such Holders that hold Registrable Securities as promptly as reasonably practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of such Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.
(e) The Company will use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of  (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonable practicable, or if any such order or suspension is made effective during any Suspension Period, as soon as reasonable practicable after the Suspension Period is over.
(f) During the Shelf Period, the Company will furnish to each selling Holder and its counsel upon their request, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such selling Holder or counsel (including those incorporated by reference) promptly after the filing of such documents with the Commission.
(g) The Company will promptly deliver to each selling Holder and its counsel as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such selling Holder or counsel may reasonably request in order to facilitate the disposition of the

Registrable Securities by such selling Holder. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.
(h) To the extent that the Company has certificated shares of Company Common Stock, the Company will cooperate with each selling Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as each selling Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement.
(i) Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that each selling Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.
(j) The Company will use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, the Trading Market and FINRA.
(k) Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) or the occurrence of a Suspension Period, such Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.
(l) Each Holder hereby covenants with the Company (i) not to make any sale of any Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.
4. Registration Expenses.   All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1(a) hereof shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

5. Indemnification.
(a) The Company shall indemnify and hold harmless each Holder, its partners, stockholders, equity holders, general partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls any such Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof  (collectively, each, an “Company Indemnified Person” and collectively, “Company Indemnified Persons”), to the fullest extent permitted by law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability, demand, action, suit or proceeding; provided, however, that the Company shall not be liable to any Company Indemnified Person to the extent that any such Losses arise out of, are based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Company Indemnified Person specifically for use therein.
(b) In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which a Holder has registered for sale its Registrable Securities, each such selling Holder agrees (severally and not jointly) to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) and any other Holder selling securities under such Registration Statement, its partners, stockholders, equity holders, general partners, managers, members, and Affiliates and each of their respective officers and directors and any Person who controls such other Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (collectively, “Holder Indemnified Persons”, and together with the Company Indemnified Persons, each an “Indemnified Person”, and collectively, the “Indemnified Persons”) from and against any Losses resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by such Holder of any federal, state or common law rule or regulation relating to action or inaction in connection with any information provided by such Holder in such registration, disclosure document or related document or report in the case of clauses (i) and (ii) to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of such Holder Indemnified Person specifically for inclusion in such registration, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder under the sale of Registrable Securities giving rise to such indemnification obligation.
(c) Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). If any action is settled or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No action may be settled without the written consent of the Indemnified Person (which consent shall not be unreasonably withheld, delayed or conditioned), provided that the consent of the Indemnified Person shall not be required if  (A) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (B) such settlement provides for the payment by the indemnifying person of money as the sole relief for such action and (C) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.
(d) If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), no selling Holder shall be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by such selling Holder in the offering. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Each selling Holder’s obligation to contribute pursuant to this Section 5(d) is several in the proportion that the net proceeds of the offering received by such selling Holder bears to the total net proceeds of the offering received by all such selling Holders and not joint.
(e) The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and Holders under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.
6. Facilitation of Sales Pursuant to Rule 144.   The Company shall use its commercially reasonable efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the Commission thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the written request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.
7. Miscellaneous.
(a) Remedies.   In the event of a breach by the Company or a Holder of any of its obligations under this Agreement, any Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.
(b) Amendment; Modification; Waivers.   This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and holders of a majority of the Registrable Securities then owned by the Holders and such amendment or waiver treats all holders of capital stock equally in all respects, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s). No amendment or waiver is permitted if such amendment or waiver would adversely affect a Holder relative to the other Holders without such Holder’s written consent.
(c) Notices.   All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) upon delivery, if served by personal delivery upon the Person for whom it is intended, (b) on the third Business Day after the date mailed if delivered by registered or certified mail, return receipt requested, postage prepaid, (c) on the following Business Day if delivered by a nationally-recognized, overnight courier or (d) when delivered or, if sent after the Close of Business, on the following Business Day if sent by facsimile transmission or email with electronic confirmation, in each case, to the address set forth on the signature page of this Agreement or to such other address as may be designated in writing, in the same manner, by such Person. If to any other Person who is then a Holder, to the address of such Holder as it appears on the signature pages hereto or such other address as may be designated in writing hereafter by such Person.
(d) Governing Law; Jurisdiction; Waiver of Jury Trial.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the King County West Division of the State of Washington or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the District of Washington or, to the extent that neither of the foregoing courts has jurisdiction, the Superior Court of the State of Washington; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 7(d); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.
(e) Successors and Assigns.   This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives, and Approved Transferees.
(f) Waiver of Venue.   The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(d) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(g) Waiver of Trial by Jury.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT OR IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(h) Severability.   The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.
(i) Business Days.   If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
(j) Entire Agreement.   This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(k) Execution of Agreement.   This Agreement may be executed and delivered (by facsimile, by electronic mail in Adobe Portable Document Format (.pdf) or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.
(l) Determination of Ownership.   In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.
(m) No Recourse.   Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Holders may be partnerships or limited liability companies, each Holder covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Person” and collectively, the “Related Persons”), in each case other than the Company, the Holders or any of their permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Persons, as such, for any obligation or liability of the Company or the Holders under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(m) shall relieve or otherwise limit the liability of the Company or any Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments.
(n) Third-Party Beneficiaries.   Nothing in this Agreement, express or implied, is intended to confer upon any Person other than a Party and their respective successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.
(o) Headings; Section References; Signatories.   All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.
Very truly yours,
Armata Pharmaceuticals, Inc.
By:
Name:
Title:
Address:

IN WITNESS WHEREOF, the Parties have executed this Registration Rights Agreement as of the date first written above.
HOLDER:
By:
Name:
Title:
Address:

HOLDER:
By:
Name:
Title:
Address:

Appendix C
Strictly Confidential
January 3, 2019
AmpliPhi Biosciences Corporation
Attention: Paul Grint
Chief Executive Officer
3579 Valley Centre Drive, Suite 100
San Diego, CA 92130
Members of the Board of Directors:
We have been advised that AmpliPhi Corporation, a Washington corporation (“AmpliPhi” or the “Company”), proposes to enter into an Agreement and Plan of Merger and Reorganization, expected to be dated as of January 3, 2019 (the “Agreement”), by and among the Company, a Washington corporation, Ceres Merger Sub, Inc., a Washington corporation and a wholly owned subsidiary of AmpliPhi (“Merger Sub”) and C3J Therapeutics, Inc., a Washington corporation (“C3J”). Pursuant to the Agreement, upon the closing of the Merger, Merger Sub will be merged with and into C3J, with C3J continuing as the surviving corporation (the “Merger”). We further understand that as a result of the Merger, C3J will become a wholly owned subsidiary of AmpliPhi and each share of common stock of C3J outstanding immediately prior to the Merger (the “C3J Shares”) (excluding shares held by AmpliPhi, Merger Sub or C3J and Dissenting Shares) will be converted into the right to receive a number of duly authorized, validly issued, fully paid and non-assessable shares of AmpliPhi common stock, $0.01 par value per share, (the “Company Common Stock”) equal to the Exchange Ratio of  .6892, without giving effect to a proposed 12:1 reverse stock split and .0574 with giving effect to the proposed reverse stock split, such that, immediately following the consummation of the Merger, the holders of C3J Shares (including the holders of any restricted stock awards and unexercised options to purchase C3J Shares) immediately prior to the Merger shall hold approximately 70% of the fully diluted shares of AmpliPhi common stock outstanding (excluding AmpliPhi options and warrants that were out of the money immediately prior to the Merger) immediately following the Merger and the holders of AmpliPhi common stock immediately prior to the Merger shall hold approximately 30% of the fully diluted shares of AmpliPhi common stock outstanding (excluding AmpliPhi options and warrants that were out of the money immediately prior to the Merger) immediately following the Merger, in each case, but without accounting for the proposed $10.0 million post Merger financing. The actual stock split will be determined before the filing of the proxy. The terms and conditions of the Merger are more fully set forth in the Agreement and capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.
In your capacity as members of the Board of Directors (the “Board of Directors”) of AmpliPhi, you have requested our opinion (our “Opinion”), as to the fairness, from a financial point of view and as of the date hereof, of the Exchange Ratio to the holders of Company Common Stock (the “Company Stockholders”).
In connection with our Opinion, we took into account an assessment of general economic, market and financial conditions as well as our experience in connection with similar transactions and securities valuations generally and, among other things:
•
Reviewed a draft dated January 3, 2019 of the Agreement, which was the most recent draft made available to us prior to delivery of our Opinion;

Ladenburg Thalmann & Co. Inc.
277 Park Avenue, 26th floor
New York, NY 10172
Phone 212.409.2000 • Fax 212.409.2169
MEMBER NYSE, NYSE MKT, FINRA, SIPC

•
Reviewed and analyzed certain publicly available financial and other information for each of AmpliPhi and C3J, respectively, including equity research on comparable companies and on AmpliPhi, and certain other relevant financial and operating data furnished to us by the management of each of AmpliPhi and C3J, respectively;

•
Reviewed and analyzed certain relevant historical financial and operating data concerning C3J furnished to us by the management of C3J;

•
Discussed with certain members of the management of AmpliPhi the historical and current business operations, financial condition and prospects of AmpliPhi and C3J;

•
Reviewed and analyzed certain operating results of C3J as compared to operating results and the reported price and trading histories of certain publicly traded companies that we deemed relevant;

•
Reviewed and analyzed certain financial terms of the Agreement as compared to the publicly available financial terms of certain selected business combinations that we deemed relevant;

•
Reviewed and analyzed certain financial terms of completed initial public offerings for certain companies that we deemed relevant;

•
Reviewed certain pro forma financial effects of the Merger;

•
Reviewed and analyzed such other information and such other factors, and conducted such other financial studies, analyses and investigations, as we deemed relevant for the purposes of our Opinion; and,

•
Took into account our experience in other transactions, as well as our experience in securities valuations and our general knowledge of the industry in which AmpliPhi and C3J operate.

In conducting our review and arriving at our Opinion, we have, with your consent, assumed and relied, without independent investigation, upon the accuracy and completeness of all financial and other information provided to us by the Company and C3J, respectively, or which is publicly available or was otherwise reviewed by us. We have not undertaken any responsibility for the accuracy, completeness or reasonableness of, or independent verification of, such information. We have relied upon, without independent verifications, the assessment of the Company management and C3J management as to the viability of, and risks associated with, the current and future products and services of C3J (including without limitation, the development, testing and marketing of such products and services, the receipt of all necessary governmental and other regulatory approvals for the development, testing and marketing thereof, and the life and enforceability of all relevant patents and other intellectual and other property rights associated with such products and services). In addition, we have not conducted, nor have we assumed any obligation to conduct, any physical inspection of the properties or facilities of the Company or C3J. Furthermore, we have assumed, with your consent, that there will be no further adjustments to the Exchange Ratio between the date hereof and the date the final Exchange Ratio is determined. We have, with your consent, relied upon the assumption that all information provided to us by the Company and C3J is accurate and complete in all material respects. We expressly disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting our Opinion of which we become aware after the date hereof. We assumed there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of the Company or C3J since the date of the last financial statements made available to us. We have not made or obtained any independent evaluations, valuations or appraisals of the assets or liabilities of the Company or C3J, nor have we been furnished with such materials. In addition, we have not evaluated the solvency or fair value of the Company or C3J under any state or federal laws relating to bankruptcy, insolvency or similar matters. We have been informed that the Company is expected to have $2.0 million in cash at Closing and C3J is expected to have $6.0 million in cash at Closing. Our Opinion does not address any legal, tax or accounting matters related to the Agreement or the Merger, as to which we have assumed that the Company and the Board of Directors have received such advice from legal, tax and accounting advisors as each has determined appropriate. Our Opinion addresses only the fairness of the Exchange Ratio, from a financial point of view, to Company Stockholders. We express no view as to any other aspect or implication of the Merger or any other agreement or arrangement entered into in connection with the Merger. Our Opinion is necessarily based upon economic and market conditions and other circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that although subsequent developments may affect our Opinion, we do not have any obligation to update, revise or reaffirm our Opinion and we expressly disclaim any responsibility to do so.
We have not considered any potential legislative or regulatory changes currently being considered or recently enacted by the United States or any foreign government, or any domestic or foreign regulatory body, or any changes in accounting methods or generally accepted accounting principles that may be adopted by the Securities and Exchange Commission, the Financial Accounting Standards Board, or any similar foreign regulatory body or board.
For purposes of rendering our Opinion we have assumed in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all of the standards of the covenants and agreements required to be performed by it under the Agreement and that all conditions to the consummation of the Merger will be satisfied without waiver thereof. We have assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by us. We have also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. You have informed us, and we have assumed, that the Merger is intended to constitute a reorganization within the meaning of Section 368(a) of the Code and the Treasury Regulations promulgated thereunder.
It is understood that this letter is intended for the benefit and use of the Board of Directors in its consideration of the financial terms of the Merger and, except as set forth in the engagement letter with the Company, dated as of December 13, 2017 (the “Engagement Letter”), may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without our prior written consent. This letter does not constitute a recommendation to the Board of Directors of whether or not to approve the Merger or to any stockholder or any other person as to how to vote with respect to the Merger or to take any other action in connection with the Merger or otherwise. Our Opinion does not address the Company’s underlying business decision to proceed with the Merger or the relative merits of the Merger compared to other alternatives available to the Company. We express no opinion as to the prices or ranges of prices at which shares or the securities of any person, including the Company, will trade at any time, including following the announcement or consummation of the Merger. We have not been requested to opine as to, and our Opinion does not in any manner address, the amount or nature of compensation to any of the officers, directors or employees of any party to the Merger, or any class of such persons, relative to the compensation to be paid to the holders of the C3J Shares in connection with the Merger or with respect to the fairness of any such compensation.
Ladenburg Thalmann& Co. Inc. (“Ladenburg”) is a full service investment bank providing investment banking, brokerage, equity research, institutional sales and trading, and asset management services. As part of our investment banking services, we are regularly engaged in the valuation of businesses and their securities in connection with mergers, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. We have acted as the Company’s financial advisor in connection with the Merger and will receive a fee for our services pursuant to the terms of our Engagement Letter, a significant portion of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities that may arise out of our engagement. We will also receive an additional fee for rendering our Opinion set forth below pursuant to the Engagement Letter. In the three years preceding the date hereof, Ladenburg has not had a relationship with AmpliPhi and has not received any fees from AmpliPhi, aside from the $75,000 up-front retainer which was paid to Ladenburg in connection with its engagement. In the three years preceding the date hereof, Ladenburg has not had a relationship with C3J and has not received any fees from C3J. Ladenburg and its affiliates may in the future seek to provide investment banking or financial advisory services to the Company and C3J and/or certain of their respective affiliates and expect to receive fees for the rendering of these services.

In the ordinary course of business, Ladenburg or certain of our affiliates, as well as investment funds in which we or our affiliates may have financial interests, may acquire, hold or sell long or short positions, or trade or otherwise effect transactions in debt, equity, and other securities and financial instruments (including bank loans and other obligations) of, or investments in, AmpliPhi, C3J or any other party that may be involved in the Merger and/or their respective affiliates.
Consistent with applicable legal and regulatory requirements, Ladenburg has adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company and the proposed Merger that may differ from the views of Ladenburg’s investment banking personnel.
The Opinion set forth below was reviewed and approved by a fairness opinion committee of Ladenburg.
Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is our opinion that, as of the date hereof, the Exchange Ratio is fair to the Company Stockholders, from a financial point of view.
Very truly yours,
Ladenburg Thalmann & Co. Inc.

Appendix D
ARTICLES OF AMENDMENT TO
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF
AMPLIPHI BIOSCIENCES CORPORATION
(a Washington corporation)
Pursuant to the provisions of the Washington Business Corporation Act (the “WBCA”), RCW 23B.10.020 and RCW 23B.10.060, the undersigned corporation hereby submits these Articles of Amendment for filing:
First:   The name of the corporation is AmpliPhi Biosciences Corporation (the “Corporation”).
Second:   This amendment to the Corporation’s Amended and Restated Articles of Incorporation (“Amended Articles”) was adopted by the Board of Directors of the Corporation (the “Board”) on [•], 2019.
Third:   Effective as of 5:00 p.m., Pacific time, on [•], 2019 (the “Effective Time”), Section 4.1 of Article 4 of the Amended Articles be, and it hereby is, amended and restated in its entirety as follows:
“4.1 Authorized Capital.
The total authorized stock of this corporation shall consist of 217,000,000 shares of Common Stock, par value $0.01 per share, and 10,000,000 shares of Preferred Stock, par value $0.01 per share.
Effective as of the Effective Time, each [three (3), four (4), five (5), six (6), seven (7), eight (8), nine (9), ten (10), eleven (11), twelve (12), thirteen (13), fourteen (14), fifteen (15), sixteen (16), seventeen (17), eighteen (18), nineteen (19), twenty (20)]1 shares of the Corporation’s Common Stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the Corporation or the respective holders thereof, be combined into one (1) share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Split”); provided, however, no fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of pre-Reverse Split Common Stock, any shareholder who would otherwise be entitled to a fractional share of post-Reverse Split Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of post-Reverse Split Common Stock otherwise issuable to such shareholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such shareholder would otherwise be entitled multiplied by the average of the closing sales prices of a share of the Corporation’s Common Stock (as adjusted to give effect to the Reverse Split) on the NYSE American during regular trading hours for the five (5) consecutive trading days immediately preceding the date these Articles of Amendment are filed with the Secretary of State of the State of Washington. Each stock certificate that, immediately prior to the Effective Time, represented shares of pre-Reverse Split Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock

1
These amendments approve the combination of any whole number of shares of the Corporation’s Common Stock between and including three (3) and twenty (20) into one (1) share of the Corporation’s Common Stock. By these amendments, the shareholders would approve each of the alternate amendments proposed by the Corporation’s Board of Directors. If the reverse stock split proposal is approved by the shareholders, the Articles of Amendment filed with the Secretary of State of the State of Washington will include only that reverse stock split ratio approved by the Corporation’s Board of Directors. The other amendments will be abandoned in accordance with the Washington Business Corporation Act. The Corporation’s Board of Directors may also elect not to effect any reverse stock split, in which case all proposed alternate amendments will be abandoned.

represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of post-Reverse Split Common Stock as set forth above; provided, however, that each holder of record of a certificate that represented shares of pre-Reverse Split Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of post-Reverse Split Common Stock into which the shares of pre-Reverse Split Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of post-Reverse Split Common Stock to which such holder may be entitled as set forth above. The Reverse Split shall be effected on a record holder-by-record holder basis, such that any fractional shares of post-Reverse Split Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.”
Fourth:   Thereafter, pursuant to a resolution by the Board, these Articles of Amendment were submitted to the shareholders of the Corporation for their approval at a special meeting of the Corporation’s shareholders that was duly called and held, upon notice, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment. Accordingly, said amendment was duly adopted in accordance with the provisions of RCW 23B.10.030.

IN WITNESS WHEREOF, AmpliPhi Biosciences Corporation has caused these Articles of Amendment to be executed by its duly authorized officer on            , 2019.
AMPLIPHI BIOSCIENCES CORPORATION
By:

Name:

Title:

Appendix E
AmpliPhi Biosciences Corporation
2016 Equity Incentive Plan
Adopted by the Board of Directors: April 21, 2016
Approved by the Shareholders: June 20, 2016
Amended by the Board of Directors: June 14 and July 19, 2017
Approved by the Shareholders: September 7, 2017
Amended by the Board of Directors: February 3, 2019
Approved by the Shareholders: May [   ], 2019
1. General.
(a) Successor to and Continuation of Prior Plan.   The Plan is intended as the successor to and continuation of the AmpliPhi Biosciences Corporation 2013 Stock Incentive Plan (the “2013 Plan”). From and after 12:01 a.m. Pacific Time on the Effective Date, no additional stock awards will be granted under the 2013 Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the 2013 Plan or under the 2009 Targeted Genetics Stock Incentive Plan or the AmpliPhi Biosciences Corporation 2012 Stock Incentive Plan (collectively, with the 2013 Plan, the “Prior Plans”), will remain subject to the terms of the Prior Plans.
(i) Any shares that would otherwise remain available for future grants under the 2013 Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “2013 Plan’s Available Reserve”) will cease to be available under the 2013 Plan at such time. Instead, that number of shares of Common Stock equal to the 2013 Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.
(ii) In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, any shares subject, at such time, to outstanding stock awards granted under the Prior Plans that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (iii) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares, up to the maximum number set forth in Section 3(a) below.
(b) Eligible Award Recipients.   Employees, Directors and Consultants are eligible to receive Awards.
(c) Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, and (vii) Other Stock Awards.
(d) Purpose.   The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
2. Administration.
(a) Administration by Board.   The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b) Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common

Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii) To settle all controversies regarding the Plan and Awards granted under it.
(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).
(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.
(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek shareholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.
(vii) To submit any amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of  (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.
(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.
(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).
(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.
(c) Delegation to Committee.
(i) General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii) Rule 16b-3 Compliance.   The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.
(d) Delegation to an Officer.   To the extent permissible under applicable law, the Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.
(e) Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
3. Shares Subject to the Plan.
(a) Share Reserve.   Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 14,860,263 shares (the “Share Reserve”), which number is the sum of  (i) an additional 100,000 new shares approved by the Board of Directors in April 2016 and subsequently approved by the Company’s shareholders in June 2016, plus (ii) an additional 800,000 new shares approved by the Board of Directors in June 2017 and subsequently approved by the Company’s shareholders in September 2017, plus (iii) an additional 13,822,963 new shares approved by the Board of

Directors in February 2019 and subsequently approved by the Company’s shareholders in May 2019, plus (iv) the number of shares subject to the 2013 Plan’s Available Reserve, plus (v) the number of shares that are Returning Shares, as such shares become available from time to time.
In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2026, in an amount equal to 5% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.1
For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Stock Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b) Reversion of Shares to the Share Reserve.   If a Stock Award or any portion thereof  (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares withheld by the Company in satisfaction of tax withholding obligations on a Stock Option or as consideration for the exercise price of a Stock Option will again become available for issuance under the Plan.
(c) Incentive Stock Option Limit.   Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 34,064,698 shares of Common Stock.
(d) Limitation on Grants to Non-Employee Directors.   The (i) maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise during any one calendar year (beginning with the 2016 calendar year) to any Non-Employee Director, taken together with the (ii) cash fees paid by the Company to such Non-Employee Director during such calendar year, and in both cases for service on the Board, will not exceed $375,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes), or, with respect to the calendar year in which a Non-Employee Director is first appointed or elected to the Board, $783,000. The Board may make exceptions to the applicable limit in this Section 3(d) for individual Non-Employee Directors in extraordinary circumstances (for example, to compensate such individual for interim service in the capacity of an officer of the Company), as the Board may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation.
(e) Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

1
As of the Board’s approval of the amendment to the Plan in February 2019, the Share Reserve had automatically increased on January 1, 2017 by 82,440 shares, on January 1, 2018 by 474,946 shares, and on January 1, 2019 by 1,614,700 shares.

4. Eligibility.
(a) Eligibility for Specific Stock Awards.   Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof  (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.
(b) Ten Percent Shareholders.   A Ten Percent Shareholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.
5. Provisions Relating to Options and Stock Appreciation Rights.
Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:
(a) Term.   Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.
(b) Exercise Price.   Subject to the provisions of Section 4(b) regarding Ten Percent Shareholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c) Purchase Price for Options.   The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:
(i) by cash, check, bank draft or money order payable to the Company;
(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;
(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d) Exercise and Payment of a SAR.   To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of  (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e) Transferability of Options and SARs.   The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i) Restrictions on Transfer.   An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.
(ii) Domestic Relations Orders.   Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii) Beneficiary Designation.   Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f) Vesting Generally.   The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g) Termination of Continuous Service.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of  (i) the date three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.
(h) Extension of Termination Date.   If the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of  (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received on exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of  (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i) Disability of Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of  (i) the date 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j) Death of Participant.   Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if  (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.
(k) Termination for Cause.   Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.
(l) Non-Exempt Employees.   If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.
6. Provisions of Stock Awards other than Options and SARs.
(a) Restricted Stock Awards.   Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:
(i) Consideration.   A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting.   Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii) Termination of Participant’s Continuous Service.   If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.
(iv) Transferability.   Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.
(v) Dividends.   A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards.   Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:
(i) Consideration.   At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii) Vesting.   At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii) Payment.   A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv) Additional Restrictions.   At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v) Dividend Equivalents.   Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi) Termination of Participant’s Continuous Service.   Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.
(c) Performance Awards.
(i) Performance Stock Awards.   A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or the Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board or the Committee may determine that cash may be used in payment of Performance Stock Awards.
(ii) Board Discretion.   The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.
(d) Other Stock Awards.   Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof  (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
7. Covenants of the Company.
(a) Availability of Shares.   The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.
(b) Securities Law Compliance.   The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c) No Obligation to Notify or Minimize Taxes.   The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8. Miscellaneous.
(a) Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(b) Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(c) Shareholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.
(d) No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a

Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e) Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(f) Incentive Stock Option Limitations.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(g) Investment Assurances.   The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if  (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(h) Withholding Obligations.   Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.
(i) Electronic Delivery.   Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals.   To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(k) Compliance with Section 409A of the Code.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(l) Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company.
9. Adjustments upon Changes in Common Stock; Other Corporate Events.
(a) Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b) Dissolution.   Except as otherwise provided in the Stock Award Agreement, in the event of a Dissolution of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such Dissolution, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (or such other amount as may be permitted, while avoiding classification of the Stock Award as a liability for financial accounting purposes) before the Dissolution is completed but contingent on its completion.
(c) Transactions.   The following provisions shall apply to Stock Awards in the event of a Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Transaction, then, notwithstanding any other provision of the Plan, the Board shall take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Transaction:
(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the shareholders of the Company pursuant to the Transaction);
(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);
(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five days prior to the effective date of the Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Transaction;
(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of  (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Transaction, over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero ($0) if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Transaction is delayed as a result of escrows, earn outs, holdbacks or other contingencies.
The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.
(d) Change in Control.   A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.
10. Plan Term; Earlier Termination or Suspension of the Plan.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of  (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the shareholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated. Suspension or termination of the Plan will not impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11. Existence of the Plan.
The Plan will become effective on the Effective Date.
12. Choice of Law.
The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.
13. Definitions.   As used in the Plan, the following definitions will apply to the capitalized terms indicated below:
(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(b) “Award” or “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.
(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d) “Board” means the Board of Directors of the Company.
(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(g) “Cause” shall have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the Adoption Date, either an executive officer or a Director (either, a “Legacy Investor”) and/or any entity in which a Legacy Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “Legacy Entities”) or on account of the Legacy Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the Legacy Entities;
(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the Legacy Entities;
(iv) the shareholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company will otherwise occur, except for a liquidation into a parent corporation; or
(v) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.
(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).
(k) “Common Stock” means the common stock of the Company, having one vote per share.
(l) “Company” means AmpliPhi Biosciences Corporation.
(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of  (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.
(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;
(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(p) “Director” means a member of the Board.

(q) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(r) “Dissolution” means when the Company, after having executed a certificate of dissolution with the State of Delaware (or other applicable state), has completely wound up its affairs. Conversion of the Company into a Limited Liability Company (or any other pass-through entity) will not be considered a “Dissolution” for purposes of the Plan.
(s) “Effective Date” means June 20, 2016, which is the date the Company’s shareholders first approved the Plan.
(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(u) “Entity” means a corporation, partnership, limited liability company or other entity.
(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:
(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(z) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(aa) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(cc) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(dd) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(ee) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(ff) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(gg) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(hh) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(ii) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(jj) “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, other non-cash expenses and changes in deferred revenue; (ix) total shareholder return; (x) return on equity or average shareholder’s equity; (xi) return on assets, investment, or capital employed; (xii) stock price; (xiii) margin (including gross margin); (xiv) income (before or after taxes); (xv) operating income; (xvi) operating income after taxes; (xvii) pre-tax profit; (xviii) operating cash flow; (xix) sales or revenue targets; (xx) increases in revenue or product revenue; (xxi) expenses and cost reduction goals; (xxii) improvement in or attainment of working capital levels; (xxiii) economic value added (or an equivalent metric); (xxiv) market share; (xxv) cash flow; (xxvi) cash flow per share; (xxvii) cash balance; (xxviii) cash burn; (xxix) cash collections; (xxx) share price performance; (xxxi) debt reduction; (xxxii) implementation or completion of projects or processes (including, without limitation, clinical trial initiation, clinical trial enrollment and dates, clinical trial results, regulatory filing submissions, regulatory filing acceptances, regulatory or advisory committee interactions, regulatory approvals, and product supply); (xxxiii) shareholders’ equity; (xxxiv) capital expenditures; (xxxv) debt levels; (xxxvi) operating profit or net operating profit; (xxxvii) workforce diversity; (xxxviii) growth of net income or operating income; (xxxix) billings; (xl) bookings; (xli)

employee retention; (xlii) initiation of studies by specific dates; (xliii) budget management; (xliv) submission to, or approval by, a regulatory body (including, but not limited to the U.S. Food and Drug Administration) of an applicable filing or a product; (xlv) regulatory milestones; (xlvi) progress of internal research or development programs; (xlvii) acquisition of new customers; (xlviii) customer retention and/or repeat order rate; (xlix) improvements in sample and test processing times; (l) progress of partnered programs; (li) partner satisfaction; (lii) timely completion of clinical trials; (liii) submission of 510(k)s or pre-market approvals and other regulatory achievements; (liv) milestones related to research development (including, but not limited to, preclinical and clinical studies), product development and manufacturing; (lv) expansion of sales in additional geographies or markets; (lvi) research progress, including the development of programs; (lvii) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; and (lviii) other measures of performance selected by the Board.
(kk) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. The Board is authorized at any time in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants, (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development; (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions; or (c) in view of the Board’s assessment of the business strategy of the Company, performance of comparable organizations, economic and business conditions, and any other circumstances deemed relevant. Specifically, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude the dilutive effects of acquisitions or joint ventures; (ii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; and (iii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends. In addition, the Board is authorized to make adjustment in the method of calculating attainment of Performance Goals and objectives for a Performance Period as follows: (i) to exclude restructuring and/or other nonrecurring charges; (ii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings; (iii) to exclude the effects of changes to generally accepted accounting standards required by the Financial Accounting Standards Board; (iv) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (v) to exclude the effects to any statutory adjustments to corporate tax rates; and (vi) to make other appropriate adjustments determined by the Board.
(ll) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(mm) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(nn) “Plan” means this AmpliPhi Biosciences Corporation 2016 Equity Incentive Plan, as amended.
(oo) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).
(pp) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(qq) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(rr) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(ss) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(tt) “Securities Act” means the Securities Act of 1933, as amended.
(uu) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(vv) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(ww) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(xx) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(yy) “Ten Percent Shareholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(zz) “Transaction” means a Corporate Transaction or a Change in Control.

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02ZH6A1 U P X +Special Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+IMPORTANT SPECIAL MEETING INFORMATIONChange of Address — Please print your new address below. Comments — Please print your comments below.B Non-Voting ItemsMeeting AttendanceMark the box to the rightif you plan to attend theSpecial Meeting.A Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 5.1. Approval of the consummation of a Business Combination (as defined in AmpliPhi’s amended and restated articles of incorporation) pursuant to themerger of Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi, with and into C3J Therapeutics, Inc. (“C3J”), with C3J surviving as awholly owned subsidiary of AmpliPhi (the “Merger”), and the issuance of AmpliPhi common stock at the effective time of the Merger, ascontemplated by that certain Agreement and Plan of Merger and Reorganization, dated January 3, 2019, by and among AmpliPhi, Ceres MergerSub, Inc. and C3J (the “Merger Agreement”).2. Approval of the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the closingof the Merger in a private placement financing transaction, as described in the proxy statement.For Against Abstain3. Approval of an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the“Reverse Split”) at a ratio in the range of between 1 for 3 to 1 for 20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s boardof directors and with such Reverse Split to be effected prior to the effective time of the Merger.4. Approval of an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963shares (without giving effect to the Reverse Split).5. Authorization of the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes toapprove Proposal Nos. 1 through 4 at the time of the Special Meeting.000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000000000.000000 ext000004MR A SAMPLEDESIGNATION (IF ANY)ADD 1ADD 2ADD 3ADD 4ADD 5ADD 6ENDORSEMENT_LINE______________ SACKPACK_____________1234 5678 9012 3454 0 6 0 2 6 1MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDMR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE ANDC 1234567890 J N TC123456789MMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMMqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by11:59 p.m., Eastern Time, on April 1, 2019.Vote by Internet• Go to www.envisionreports.com/APHB• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded message

.Notice of Special Meeting of ShareholdersOffices of Cooley LLP4401 Eastgate MallSan Diego, California 92121Proxy Solicited by Board of Directors for Special Meeting – April 2, 2019Paul C. Grint and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with allthe powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of AmpliPhi Biosciences Corporation to be held onApril 2, 2019 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the consummationof a Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the MergerAgreement, FOR the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the closing of theMerger in a private placement financing transaction, as described in the proxy statement, FOR the amendment to AmpliPhi’s amended and restated articles ofincorporation to effect a Reverse Split at a ratio in the range of between 1 for 3 to 1 for 20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’sboard of directors and with such Reverse Split to be effected prior to the effective time of the Merger, FOR the amendment to AmpliPhi’s 2016 Equity Incentive Planto increase the shares authorized for issuance thereunder by 13,822,963 shares and FOR the adjournment of the Special Meeting in order to permit the solicitationof additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 at the time of the Special Meeting.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — AmpliPhi Biosciences CorporationSpecial Meeting ofAmpliPhi Biosciences Corporation ShareholdersApril 2, 2019 at 8:30 a.m. Local TimeOffices of Cooley LLP4401 Eastgate Mall, San Diego, California 92121qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. X02ZH7A1 U P X +q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. qSpecial Meeting Proxy Card.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+IMPORTANT SPECIAL MEETING INFORMATIONA Proposals — The Board of Directors recommends a vote FOR Proposals 1 – 5.1. Approval of the consummation of a Business Combination (as defined in AmpliPhi’s amended and restated articles of incorporation) pursuant to themerger of Ceres Merger Sub, Inc., a wholly owned subsidiary of AmpliPhi, with and into C3J Therapeutics, Inc. (“C3J”), with C3J surviving as awholly owned subsidiary of AmpliPhi (the “Merger”), and the issuance of AmpliPhi common stock at the effective time of the Merger, ascontemplated by that certain Agreement and Plan of Merger and Reorganization, dated January 3, 2019, by and among AmpliPhi, Ceres MergerSub, Inc. and C3J (the “Merger Agreement”).2. Approval of the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the closingof the Merger in a private placement financing transaction, as described in the proxy statement.For Against Abstain3. Approval of an amendment to AmpliPhi’s amended and restated articles of incorporation to effect a Reverse Split of AmpliPhi’s common stock (the“Reverse Split”) at a ratio in the range of between 1 for 3 to 1 for 20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’s boardof directors and with such Reverse Split to be effected prior to the effective time of the Merger.4. Approval of an amendment to AmpliPhi’s 2016 Equity Incentive Plan to increase the shares authorized for issuance thereunder by 13,822,963shares (without giving effect to the Reverse Split).5. Authorization of the adjournment of the Special Meeting in order to permit the solicitation of additional proxies if there are not sufficient votes toapprove Proposal Nos. 1 through 4 at the time of the Special Meeting.4 0 6 0 2 6 2 MMMMMMMMMMMMMMMMMMMMM

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q.Notice of Special Meeting of ShareholdersOffices of Cooley LLP4401 Eastgate MallSan Diego, California 92121Proxy Solicited by Board of Directors for Special Meeting – April 2, 2019Paul C. Grint and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with allthe powers which the undersigned would possess if personally present, at the Special Meeting of Shareholders of AmpliPhi Biosciences Corporation to be held onApril 2, 2019 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the consummationof a Business Combination pursuant to the Merger and the issuance of AmpliPhi common stock at the effective time of the Merger, as contemplated by the MergerAgreement, FOR the issuance of shares of AmpliPhi common stock having an aggregate purchase price of  $10.0 million immediately following the closing of theMerger in a private placement financing transaction, as described in the proxy statement, FOR the amendment to AmpliPhi’s amended and restated articles ofincorporation to effect a Reverse Split at a ratio in the range of between 1 for 3 to 1 for 20, inclusive, with such ratio to be determined in the discretion of AmpliPhi’sboard of directors and with such Reverse Split to be effected prior to the effective time of the Merger, FOR the amendment to AmpliPhi’s 2016 Equity Incentive Planto increase the shares authorized for issuance thereunder by 13,822,963 shares and FOR the adjournment of the Special Meeting in order to permit the solicitationof additional proxies if there are not sufficient votes to approve Proposal Nos. 1 through 4 at the time of the Special Meeting.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — AmpliPhi Biosciences Corporation